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INDEX TO FINANCIAL STATEMENTS
PART C Other Information

As filed with the Securities and Exchange Commission on May 29, 2015

Securities Act File No. 333-203676

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933    ☒
Pre-Effective Amendment No. 1    ☒
Post-Effective Amendment No.    ☐

New Mountain Finance Corporation
(Exact name of registrant as specified in charter)

787 Seventh Avenue, 48th Floor
New York, NY 10019
(212) 720-0300
(Address and telephone number, including area code, of principal executive offices)

Robert A. Hamwee
Chief Executive Officer
New Mountain Finance Corporation
787 Seventh Avenue, 48th Floor
New York, NY 10019
(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq.
John J. Mahon, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700
Washington, D.C. 20001
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of proposed public offering:
From time to time after the effective date of this Registration Statement.

              If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

              It is proposed that this filing will become effective (check appropriate box):

              ☐    when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Stock, $0.01 par value per share(3)(4)

Preferred Stock, $0.01 par value per share(3)

Subscription Rights(3)

Warrants(5)

Debt Securities(6)

Common Stock, $0.01 par value per share(7)	2,172,000	(8)	(8)

Total		$250,000,000(9)	$29,050

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by New Mountain Finance Corporation ("NMFC" and the "Registrant") in connection with the sale of the securities registered under this Registration Statement.

(2)
In connection with the initial filing of this registration statement, the Registrant paid a $11,620 filing fee in connection with the registration of $100,000,000 aggregate principal amount of securities under this registration statement. Prior to the filing of pre-effective amendment no. 1 to this registration statement, $258,895,000, aggregate principal amount of securities remained registered and unsold pursuant to registration statements on Form N-2 that were initially filed by the Registrant on January 10, 2013 (File Nos. 333-185955 and 333-185954), June 28, 2013 (File Nos. 333-189706 and 333-189707) and June 24, 2014 (File No. 333-197004). Pursuant to Rule 457(p), all of the total filing fee of $17,430 required in connection with the registration of an additional $150,000,000 aggregate principal amount of securities under this registration statement is being offset against the aggregate $33,683.23 filing fees associated with the unsold securities registered under the registration statements on Form N-2 that were initially filed by the Registrant on January 10, 2013 (File Nos. 333-185955 and 333-185954), June 28, 2013 (File Nos. 333-189706 and 333-189707) and June 24, 2014 (File No. 333-197004).

(3)
Subject to note 9 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of the Registrant's common stock as may be sold, from time to time.

(4)
Includes such indeterminate number of shares of the Registrant's common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(5)
Subject to note 9 below, there is being registered hereunder an indeterminate number of the Registrant's warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities of the Registrant.

(6)
Subject to note 9 below, there is being registered hereunder an indeterminate number of debt securities of the Registrant as may be sold, from time to time. If any debt securities of the Registrant are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.

(7)
These shares are being registered on behalf of selling stockholders.

(8)
In reliance on Rule 429 under the Securities Act of 1933, all shares unsold on behalf of such selling stockholders under a registration statement on Form N-2 (File No. 333-197004) (a total of 2,172,000 shares) are carried forward into this registration statement. A registration fee has been previously paid with respect to the 2,172,000 shares being registered on behalf of such selling stockholders.

(9)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $250,000,000.

              The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                           , 2015

PROSPECTUS

$250,000,000

New Mountain Finance Corporation

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

             New Mountain Finance Corporation ("NMFC", the "Company", "we", "us" and "our") is a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

             The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

             We may offer, from time to time, in one or more offerings or series, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, which we refer to, collectively, as the "securities". The preferred stock, subscription rights, debt securities and warrants offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

             In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than its net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the United States Securities and Exchange Commission may permit.

             The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

             In addition, this prospectus relates to 2,172,000 shares of our common stock that may be sold by the selling stockholders identified under "Selling Stockholders". Sales of our common stock by the selling stockholders, which may occur at prices below the net asset value per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital.

             The selling stockholders identified under "Selling Stockholders" acquired their respective shares of our common stock either through (i) the concurrent private placement to certain of our affiliates in connection with our initial public offering or (ii) the formation transactions completed immediately prior to our initial public offering. Each offering by the selling stockholders of their shares of our common stock through agents, underwriters or dealers will be accompanied by a prospectus supplement that will identify the selling stockholders that are participating in such offering. We will not receive any proceeds from the sale of shares of our common stock by any of the selling stockholders.

             Our common stock is traded on the New York Stock Exchange under the symbol "NMFC". On May 28, 2015, the last reported sales price on the New York Stock Exchange for our common stock was $15.14 per share. Based on this last reported sales price of our common stock, the aggregate market value of the shares of our common stock held by the selling stockholders identified under "Selling Stockholders" is approximately $32.9 million.

             An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See "Risk Factors" beginning on page 29 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

             Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

             This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

             Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information with the United States Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting us by mail at 787 Seventh Avenue, 48th Floor, New York, New York 10019 or on our website at http://www.newmountainfinance.com.

                          , 2015

          You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

i

SAFEKEEPING AGENT, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	204
BROKERAGE ALLOCATION AND OTHER PRACTICES	204
LEGAL MATTERS	204
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	204
AVAILABLE INFORMATION	205
PRIVACY NOTICE	205
INDEX TO FINANCIAL STATEMENTS	F-1

ii

ABOUT THIS PROSPECTUS

          This prospectus is part of a registration statement that we have filed with the United States Securities and Exchange Commission ("SEC"), using the "shelf" registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), we may offer, from time to time, in one or more offerings, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, on terms to be determined at the time of the offering. In addition, this prospectus relates to 2,172,000 shares of our common stock that may be sold by the selling stockholders identified under "Selling Stockholders". The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

          Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under "Available Information" and in the "Summary" and "Risk Factors" sections before you make an investment decision.

iii

PROSPECTUS SUMMARY

          The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements, including the risks set forth under the caption "Risk Factors" in this prospectus and any accompanying prospectus supplement and the information set forth under the caption "Available Information" in this prospectus.

          In this prospectus, unless the context otherwise requires, references to:

  •
  "NMFC", the "Company", "we", "us" and "our" refers to New Mountain Finance Corporation, a Delaware corporation, which was incorporated on June 29, 2010, including, where appropriate, its wholly-owned direct and indirect subsidiaries;

  •
  "NMF SLF" refers to New Mountain Finance SPV Funding, L.L.C., a Delaware limited liability company;

  •
  "NMF Holdings" and "Predecessor Operating Company" refers to New Mountain Finance Holdings, L.L.C., a Delaware limited liability company. References to NMF Holdings include its wholly-owned subsidiary, NMF SLF, unless the context otherwise requires. References to NMF Holdings exclude NMF SLF when referencing NMF Holdings' common membership units, board of directors, and credit facility or leverage;

  •
  "SBIC GP" refers to New Mountain Finance SBIC G.P. L.L.C., a Delaware limited liability company;

  •
  "SBIC LP" refers to New Mountain Finance SBIC L.P., a Delaware limited partnership;

  •
  "Guardian AIV" refers to New Mountain Guardian AIV, L.P.;

  •
  "AIV Holdings" refers to New Mountain Finance AIV Holdings Corporation, a Delaware corporation which was incorporated on March 11, 2011, of which Guardian AIV was the sole stockholder;

  •
  "Investment Adviser" refers to New Mountain Finance Advisers BDC, L.L.C., our investment adviser;

  •
  "Administrator" refers to New Mountain Finance Administration, L.L.C., our administrator;

  •
  "New Mountain Capital" refers to New Mountain Capital Group, L.L.C. and its affiliates;

  •
  "Predecessor Entities" refers to New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries prior to our initial public offering;

  •
  "NMFC Credit Facility" refers to our Senior Secured Revolving Credit Agreement with Goldman Sachs Bank USA and Morgan Stanley Bank, N.A., dated June 4, 2014, as amended (together with the related guarantee and security agreement);

  •
  "Holdings Credit Facility" refers to NMF Holdings' Second Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated December 18, 2014;

  •
  "Predecessor Holdings Credit Facility" refers to NMF Holdings' Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated May 19, 2011, as amended;

  •
  "SLF Credit Facility" refers to NMF SLF's Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 27, 2010, as amended; and

  •
  "Convertible Notes" refers to our convertible notes issued on June 3, 2014 under an indenture between us and U.S. Bank National Association.

          For the periods prior to and as of December 31, 2013, all financial information provided in this prospectus reflects our organizational structure prior to the restructuring on May 8, 2014 described under "Description of Restructuring", where NMF Holdings functioned as the operating company.

 Overview

          We are a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          On May 19, 2011, we priced our initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, we sold an additional 2,172,000 shares of our common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with our IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for United States ("U.S.") federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material Federal Income Tax Considerations". For additional information on our organizational structure prior to May 8, 2014, see "Description of Restructuring".

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser serves as the external investment adviser to us. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management totaling approximately $15.0 billion(1), which includes total assets held by us. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of March 31, 2015, as well as amounts called and returned since inception.

$5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          Prior to December 18, 2014, NMF SLF was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus a wholly-owned indirect subsidiary of us. NMF SLF was bankruptcy-remote and non-recourse to us. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources" for additional information on our borrowings.

          During the three months ended March 31, 2015, we established a wholly-owned subsidiary, NMF QID NGL Holdings, Inc. ("NMF QID"). Our wholly-owned subsidiaries, NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID and NMF YP Holdings Inc. ("NMF YP"), are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). We consolidate our tax blocker corporations for accounting purposes but the tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. Additionally, our wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing") serves as the administrative agent on certain investment transactions. SBIC LP, and its general partner, SBIC GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are our consolidated wholly-owned direct and indirect subsidiaries. SBIC LP received a license from the U.S. Small Business Administration (the "SBA") to operate as a small business investment company ("SBIC") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act").

          The diagram below depicts our organizational structure as of May 28, 2015.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC LP's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC LP's investments must be SBA eligible companies. Our portfolio may be concentrated in a limited number of industries. As of March 31, 2015, our top five industry concentrations were software, business services, education, federal services and healthcare services.

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of March 31, 2015, our net asset value was $806.5 million and our portfolio had a fair value of approximately $1,404.8 million in 69 portfolio companies, with a weighted average yield to maturity at cost ("Yield to Maturity at Cost") of approximately 10.6%. This Yield to Maturity at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at the adjusted cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the accounting principles generally accepted in the United States of America ("GAAP") cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). This calculation excludes the impact of existing leverage. Yield to Maturity at Cost uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

Edmentum, Inc.

          On April 20, 2015, Edmentum, Inc. ("Edmentum") announced an agreement with the unanimous support of its first lien lenders, second lien lenders and equity sponsors to recapitalize its balance sheet and reduce its outstanding indebtedness. The recapitalization is expected to close in the second quarter of 2015.

Dividend

          On May 5, 2015, our board of directors declared a second quarter 2015 distribution of $0.34 per share payable on June 30, 2015 to holders of record as of June 16, 2015.

Administration Agreement

          On May 5, 2015, we entered into a Second Amended and Restated Administration Agreement with the Administrator to reflect current operating procedures.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. As of March 31, 2015, the Investment Adviser was supported by approximately 100 staff members of New Mountain Capital, including approximately 60 investment professionals.

          The Investment Adviser is managed by a five member investment committee (the "Investment Committee"), which is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein, Michael B. Ajouz and John R. Kline. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 15 years ago. We focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are secular and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and President and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. John R. Kline, our Chief Operating Officer and Executive Vice President and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or with respect to the Predecessor Entities' business. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasizes capital structure seniority in the Investment Adviser's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facility

          The amount available under the Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. For a detailed discussion of our credit facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

Operating and Regulatory Structure

          We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act and are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200.0%. We include the assets and liabilities of our consolidated subsidiaries for purposes of satisfying the requirements under the 1940 Act. See "Regulation" in this prospectus.

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. See "Material Federal Income Tax Considerations" in this prospectus. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if it meets certain source-of-income, distribution and asset diversification requirements. We intend to distribute to our stockholders substantially all of our annual taxable income except that we may retain certain net capital gains for reinvestment.

Risks

          An investment in our securities involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment. Investing in us involves other risks, including the following:

  •
  We may suffer credit losses;

  •
  We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital;

  •
  There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be in private companies and recorded at fair value;

  •
  Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed;

  •
  The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business;

  •
  We operate in a highly competitive market for investment opportunities and may not be able to compete effectively;

  •
  Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates;

  •
  Our business, results of operations and financial condition depends on our ability to manage future growth effectively;

  •
  We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us;

  •
  Changes in interest rates may affect our cost of capital and net investment income;

  •
  Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies;

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business;

  •
  Our board of directors may change our investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interests;

  •
  We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code, which would have a material adverse effect on our financial performance;

  •
  We may not be able to pay distributions on our common stock, our distributions may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes;

  •
  Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments;

  •
  The lack of liquidity in our investments may adversely affect our business;

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results;

  •
  The market price of our common stock may fluctuate significantly; and

  •
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of its common stock.

  Company Information

          Our administrative and executive offices are located at 787 Seventh Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We maintain a website at http://www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Presentation of Historical Financial Information and Market Data

Historical Financial Information

          Unless otherwise indicated, historical references contained in this prospectus for periods prior to and as of December 31, 2013 in "Selected Financial and Other Data", "Selected Quarterly Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Senior

Securities" and "Portfolio Companies" relate to NMF Holdings. The consolidated financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are NMF Holdings' historical consolidated financial statements.

Market Data

          Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See "Cautionary Statement Regarding Forward-Looking Statements".

 THE OFFERING

          We may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus". In addition, this prospectus relates to 2,172,000 shares of our common stock that may be sold by the selling stockholders identified under "Selling Stockholders". Sales of our common stock by the selling stockholders, which may occur at prices below the net asset value per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital.

          Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

          Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses and distributions to our stockholders and for general corporate purposes, and other working capital needs. Proceeds not immediately used for new investments or the temporary repayment of debt will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds".
We will not receive any proceeds from any sale of common stock by the selling stockholders identified under "Selling Stockholders".

New York Stock Exchange Symbol	"NMFC"
Investment Advisory Fees
We pay the Investment Adviser a fee for its services under an investment advisory and management agreement (the "Investment Management Agreement") consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, which equals our total assets, as determined in accordance with GAAP, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. Since IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility has historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since IPO, the Investment Adviser will waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature each as described in the Investment Management Agreement. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our "Adjusted Realized Capital Gains", if any, on a cumulative basis from inception through the end of the year, computed net of all "Adjusted Realized Capital Losses" and "Adjusted Unrealized Capital Depreciation" on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee each as described in the Investment Management Agreement. See "Investment Management Agreement".

Administrator	The Administrator serves as the administrator for us and arranges office space for us and provides us with office equipment and administrative services. The Administrator performs, or oversees the performance of, our financial records, prepares reports to our stockholders and reports filed by us with the SEC, monitors the payment of our expenses, and oversees the performance of administrative and professional services rendered to us by others. We reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under an administration agreement, as amended and restated (the "Administration Agreement"). See "Administration Agreement".
Distributions
We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See "Price Range of Common Stock and Distributions".
Taxation of NMFC
We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually to our stockholders at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Price Range of Common Stock and Distributions" and "Material Federal Income Tax Considerations".

Dividend Reinvestment Plan	We have adopted an "opt out" dividend reinvestment plan for our stockholders. As a result, if we declare a distribution, then your cash distributions will be automatically reinvested in additional shares of our common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash. Cash distributions reinvested in additional shares of our common stock will be automatically reinvested by us in additional shares of our common stock. We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of our shares. We reserve the right to purchase shares of our common stock in the open market in connection with our implementation of the plan if the price at which newly issued shares are to be credited does not exceed 110.0% of the last determined net asset value of the shares. See "Dividend Reinvestment Plan".
Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.
License Agreement
We have entered into a royalty-free license agreement with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us a non-exclusive license to use the names "New Mountain" and "New Mountain Finance". See "License Agreement".
Leverage
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See "Risk Factors".
Anti-Takeover Provisions
Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See "Description of Capital Stock — Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures".

Available Information	We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is available at the SEC's public reference room at 100 F Street, NE, Washington, District of Columbia 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you", "NMFC", or "us" or that "we", "NMFC", or the "Company" will pay fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan fees	N/A	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	3.18	%(4)
Incentive fees payable under the Investment Management Agreement	2.66	%(5)
Interest payments on borrowed funds	2.49	%(6)
Other expenses	0.97	%(7)
Acquired fund fees and expenses	0.19	%(8)

Total annual expenses	9.49	%(9)

Example

          The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$68	$200	$327	$620

          The example and the expenses in the tables above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

          While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0%

annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$78	$226	$365	$676

          The example assumes no sales load. In addition, while the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding the dividend reinvestment plan.

(1)
In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The prospectus supplement corresponding to each offering, including each underwritten offering by any of the selling stockholders identified under "Selling Stockholders", will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.

(3)
The de minimus expenses of the dividend reinvestment plan are included in "other expenses."

(4)
The base management fee under the Investment Management Agreement is based on an annual rate of 1.75% of our average gross assets for the two most recent quarters, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. Since IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility has historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since IPO, the Investment Adviser will waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. The base management fee reflected in the table above is based on the three months ended March 31, 2015 and does not include any management fees waived. The base management fee net of the management fee waiver would be 2.49% for the three months ended March 31, 2015. See "Investment Management Agreement."

(5)
Assumes that annual incentive fees earned by the Investment Adviser remain consistent with the incentive fees earned by the Investment Adviser during the three months ended March 31, 2015 and includes accrued capital gains incentive fee. These accrued capital gains incentive fees would be paid by us if we ceased operations on March 31, 2015 and liquidated our investments at the March 31, 2015 valuation. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the three months ended March 31, 2015. For more detailed information about the incentive fee calculations, see the "Investment Management Agreement" section of this prospectus.

(6)
We may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by our stockholders. As of March 31, 2015, we had $442.6 million, $68.8 million, $115.0 million and $37.5 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes and the SBA-guaranteed debentures, respectively. For purposes of this calculation, we have assumed the March 31, 2015 amounts outstanding under the credit facilities, Convertible Notes and SBA-guaranteed debentures, and have computed interest expense using an assumed interest rate of 2.6% for the Holdings Credit Facility, 2.7% for the NMFC Credit Facility, 5.0% for the Convertible Notes and 2.9% for the SBA-guaranteed debentures, which were the rates payable as of March 31, 2015. See "Senior Securities" in this prospectus.

(7)
"Other expenses" include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. Pursuant to the Administration Agreement, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. This expense ratio does not include any expenses waived or reimbursed by the Administrator. Assuming the expenses waived or reimbursed by the Administrator at March 31, 2015, the expense ratio including expenses waived or reimbursed by the Administrator would be 0.77%. See "Administration Agreement."

(8)
The holders of shares of our common stock indirectly bear the expenses of our investment in NMFC Senior Loan Program I, LLC ("SLP I"). No management fee is charged to the Company's investment in SLP I in connection with the administrative services provided to SLP I. Future expenses for SLP I may be substantially higher or lower because certain expenses may fluctuate over time.

(9)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

 SELECTED FINANCIAL AND OTHER DATA

          The selected financial data should be read in conjunction with the respective financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. Financial information for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 has been derived from the Predecessor Operating Company and our financial statements that were audited by Deloitte & Touche, LLP, an independent registered public accounting firm. The financial information at and for the three months ended March 31, 2015 was derived from our unaudited consolidated financial statements and related consolidated notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. Our results for the interim periods may not be indicative of our results for any future interim period or the full year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" in this prospectus for more information.

          The below selected financial and other data is for NMFC.

  (in thousands except shares and per share data)

					Period from May 19, 2011 (commencement of operations) to December 31, 2011
	Three months ended March 31, 2015	Years ended December 31,
New Mountain Finance Corporation		2014	2013	2012
Statement of Operations Data:
Investment income	$36,536	$91,923	$—	$—	$—
Investment income allocated from NMF Holdings	—	43,678	90,876	$37,511	$13,669
Net expenses	17,474	34,727	—	—	—
Net expenses allocated from NMF Holdings	—	20,808	40,355	17,719	5,324
Net investment income	19,062	80,066	50,521	19,792	8,345
Net realized (losses) gains on investments	(133)	357	—	—	—
Net realized and unrealized gains (losses) allocated from NMF Holdings	—	9,508	11,443	12,087	(4,235)
Net change in unrealized appreciation (depreciation) of investments	4,486	(43,863)	—	—	—
Provision for taxes	(501)	(493)	—	—	—
Net change in unrealized (depreciation) appreciation of investment in NMF Holdings	—	—	(44)	(95)	6,221
Net increase in net assets resulting from operations	22,914	45,575	61,920	31,784	10,331
Per share data:
Net asset value	$13.89	$13.83	$14.38	$14.06	$13.60
Net increase in net assets resulting from operations (basic)	0.40	0.88	1.76	2.14	0.97
Net increase in net assets resulting from operations (diluted)(1)	0.37	0.86	1.76	2.14	0.38
Dividends declared(2)	0.34	1.48	1.48	1.71	0.86
Balance sheet data:
Total assets	$1,487,582	$1,514,920	$650,107	$345,331	$145,487
Holdings Credit Facility	442,608	468,108	N/A	N/A	N/A
Convertible Notes	115,000	115,000	N/A	N/A	N/A
NMFC Credit Facility	68,800	50,000	N/A	N/A	N/A
SBA-guaranteed debentures	37,500	37,500	N/A	N/A	N/A
Total net assets	806,499	802,170	650,107	341,926	145,487
Other data:
Total return at market value(3)	0.00%	9.66%	11.62%	24.84%	4.16%
Total return at net asset value(4)	2.86%	6.56%	13.27%	16.61%	2.82%
Number of portfolio companies at period end	69	71	N/A	N/A	N/A
Total new investments for the period(5)	$67,236	$720,871	N/A	N/A	N/A
Investment sales and repayments for the period(5)	$93,280	$384,568	N/A	N/A	N/A
Weighted average Yield to Maturity at Cost on debt portfolio at period end (unaudited)(6)	10.60%	10.70%	N/A	N/A	N/A
Weighted average shares outstanding for the period (basic)	57,998,754	51,846,164	35,092,722	14,860,838	10,697,691
Weighted average shares outstanding for the period (diluted)	65,217,837	56,157,835	35,092,722	14,860,838	10,697,691
Portfolio turnover(5)	4.79%	29.51%	N/A	N/A	N/A

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the three months ended March 31, 2015 and the year ended December 31, 2014, there was no anti-dilution. For the years ended December 31, 2013 and December 31, 2012, due to reflecting earnings for the full year of operations of the Predecessor Operating Company assuming 100.0% NMFC ownership of Predecessor Operating Company and assuming all of AIV Holdings units in the Predecessor Operating Company were exchanged for public shares of NMFC during the years then ended, the earnings per share would be $1.79 and $2.18, respectively.

(2)
Dividends declared in the year ended December 31, 2014 include a $0.12 per share special dividend related to realized capital gains attributable to the Company's warrant investments in Learning Care Group (US), Inc. Dividends declared in the year ended December 31, 2013 include a $0.12 per share special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC. Dividends declared in the year ended December 31, 2012 include a $0.23 per share special dividend related to estimated realized capital gains attributable to NMF Holdings' investments in Lawson Software, Inc. and Infor Lux Bond Company and a $0.14 per share special dividend intended to minimize to the greatest extent possible NMFC's U.S. federal income or excise tax liability.

(3)
For the three months ended March 31, 2015 and the years ended December 31, 2014, December 31, 2013, December 31, 2012 and for the period May 19, 2011 to December 31, 2011, total return is calculated assuming a purchase of common stock at the opening of the first day of the year and assuming a purchase of common stock at IPO, respectively, and a sale on the closing of the last day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under NMFC's dividend reinvestment plan.

(4)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(5)
For the year ended December 31, 2014, amounts include the investment activity of the Predecessor Operating Company and the Company.

(6)
The weighted average Yield to Maturity at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

          As of May 8, 2014, NMFC assumed all operating activities previously undertaken by NMF Holdings. The following table sets forth selected financial and other data for NMF Holdings when it was the Predecessor Operating Company.

  (in thousands except units and per unit data)

	Years ended December 31,
New Mountain Finance Holdings, L.L.C.
	2013	2012	2011	2010	2009
Statement of Operations Data:
Total investment income	$114,912	$85,786	$56,523	$41,375	$21,767
Net expenses	51,235	40,569	17,998	3,911	1,359
Net investment income	63,677	45,217	38,525	37,464	20,408
Net realized and unrealized gains (losses)	15,247	28,779	(6,848)	26,328	105,272
Net increase (decrease) in net assets resulting from operations	78,924	73,996	31,677	63,792	125,680
Per unit data:
Net asset value	$14.38	$14.06	$13.60	N/A	N/A
Net increase (decrease) in net assets resulting from operations (basic and diluted)	1.79	2.18	1.02	N/A	N/A
Dividends declared(1)	1.48	1.71	0.86	N/A	N/A
Balance sheet data:
Total assets	$1,147,841	$1,025,564	$730,579	$460,224	$330,558
Holdings Credit Facility	221,849	206,938	129,038	59,697	77,745
SLF Credit Facility	214,668	214,262	165,928	56,936	—
Total net assets	688,516	569,939	420,502	241,927	239,441
Other data:
Total return at net asset value(2)	13.27%	16.61%	10.09%	26.54%	76.38%
Number of portfolio companies at period end	59	63	55	43	24
Total new investments for the period	$529,307	$673,218	$493,331	$332,708	$268,382
Investment sales and repayments for the period	$426,561	$423,874	$231,962	$258,202	$125,430
Weighted average Yield to Maturity at Cost on debt portfolio at period end (unaudited)(3)	11.0%	10.3%	10.3%	—	—
Weighted average Yield to Maturity on debt portfolio at period end (unaudited)(4)	10.6%	10.1%	10.7%	— (5)	— (5)
Weighted average Adjusted Yield to Maturity on debt portfolio at period end (unaudited)	— (6)	— (6)	13.1%	12.5%	12.7%
Weighted average common membership units outstanding for the period	44,021,920	34,011,738	30,919,629 (7)	N/A	N/A
Portfolio turnover	40.52%	52.02%	42.13%	76.69%	57.50%

N/A — Fund was not unitized as of December 31, 2010 and December 31, 2009.

(1)
Dividends declared in the year ended December 31, 2013 include a $0.12 per unit special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC. Dividends declared in the year ended December 31, 2012 include a $0.23 per unit special dividend related to estimated realized capital gains attributable to NMF Holdings' investments in Lawson Software, Inc. and Infor Lux Bond Company and a $0.14 per unit special dividend intended to minimize to the greatest extent possible NMFC's U.S. federal income or excise tax liability. Actual cash payments on the dividends declared to AIV Holdings only, for the quarters ended March 31, 2012, June 30, 2012, December 31, 2012 and March 31, 2013, were made on April 4, 2012, July 9, 2012, January 7, 2013 and April 5, 2013 respectively.

(2)
For years ended December 31, 2013 and December 31, 2012, total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. For the year ended December 31, 2011, total return is calculated in two parts: (1) from the opening of the first day of the year to NMFC's IPO date, total return is calculated based on net income over weighted average net assets and (2) from NMFC's IPO date to the last day of the year, total return is calculated assuming a purchase at net asset value on NMFC's IPO date and a sale at net asset value on the last day of the year. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. For the years ended December 31, 2010 and December 31, 2009, total return is the ratio of net income compared to capital, adjusted for capital contributions and distributions.

(3)
The weighted average Yield to Maturity at Cost calculation assumes that all investments not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). The weighted average Yield to Maturity at Cost was not calculated prior to NMFC's IPO.

(4)
The weighted average Yield to Maturity calculation assumes that all investments not on non-accrual are purchased at fair value on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. The weighted average Yield to Maturity was not calculated subsequent to December 31, 2013.

(5)
Prior to NMFC's IPO, for yield calculation purposes, NMF SLF was treated as a fully levered asset of NMF Holdings with NMF SLF's net asset value being included in the yield to maturity calculations. Since NMF SLF is consolidated in accordance with GAAP, at the time of the IPO, NMF Holdings began using the weighted average Yield to Maturity concept instead of the "Adjusted Yield to Maturity" concept for yield calculation purposes.

(6)
"Adjusted Yield to Maturity" assumes that the investments in NMF Holdings' portfolio are purchased at fair value on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. This calculation excludes the impact of existing leverage, except for the non-recourse debt of NMF SLF. NMF SLF is treated as a fully levered asset of NMF Holdings, with NMF SLF's net asset value being included for yield calculation purposes.

(7)
Weighted average common membership units outstanding presented from May 19, 2011 to December 31, 2011, as the fund became unitized on May 19, 2011, the IPO date.

SELECTED QUARTERLY FINANCIAL DATA

          The selected quarterly financial data should be read in conjunction with the respective financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. The following table sets forth certain quarterly financial data for the quarter ended March 31, 2015 and each of the quarters for the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012 of NMFC. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included in this prospectus for more information.

          The below selected quarterly financial data is for NMFC.

  (in thousands except for per share data)

	Total Investment Income		Net Investment Income		Total Net Realized and Unrealized Gains (Losses)(1)		Net Increase (Decrease) in Net Assets Resulting from Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
March 31, 2015	$36,536	$0.63	$19,062	$0.33	$3,852	$0.07	$22,914	$0.40

December 31, 2014	$36,748	$0.65	$25,919	$0.46	$(34,865)	$(0.62)	$(8,946)	$(0.16)
September 30, 2014	34,706	0.67	20,800	0.40	(13,389)	(0.26)	7,411	0.14
June 30, 2014	33,708	0.65	17,289	0.34	6,373	0.12	23,662	0.46
March 31, 2014	30,439	0.65	16,058	0.34	7,390	0.16	23,448	0.50
December 31, 2013	$26,783	$0.60	$14,826	$0.33	$3,119	$0.07	$17,945	$0.40
September 30, 2013	22,012	0.58	10,803	0.29	6,664	0.17	17,467	0.46
June 30, 2013	26,400	0.82	17,674	0.55	(6,682)	(0.21)	10,992	0.34
March 31, 2013	15,681	0.62	7,218	0.28	8,298	0.33	15,516	0.61
December 31, 2012	$14,165	$0.65	$7,759	$0.36	$2,047	$0.09	$9,806	$0.45
September 30, 2012	9,742	0.60	4,574	0.28	5,381	0.34	9,955	0.62
June 30, 2012	7,023	0.66	4,029	0.38	(194)	(0.02)	3,835	0.36
March 31, 2012	6,581	0.62	3,430	0.32	4,758	0.45	8,188	0.77

(1)
Includes benefit (provision) for taxes, if applicable.

          As of May 8, 2014, NMFC assumed all operating activities previously undertaken by NMF Holdings. The following table sets forth certain quarterly financial data for each of the quarters for the fiscal years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 of NMF Holdings when it was the Predecessor Operating Company.

  (in thousands except for per share data)

	Investment Income		Net Investment Income		Total Net Realized Gains and Net Changes in Unrealized Appreciation (Depreciation) of Investments		Net Increase (Decrease) in Capital Resulting from Operations
Quarter Ended	Total	Per Unit	Total	Per Unit	Total	Per Unit	Total	Per Unit
December 31, 2013	$28,645	$0.60	$15,848	$0.33	$3,213	$0.07	$19,061	$0.40
September 30, 2013	25,793	0.57	12,659	0.29	7,819	0.17	20,478	0.46
June 30, 2013	35,156	0.82	23,543	0.55	(8,719)	(0.21)	14,824	0.34
March 31, 2013	25,318	0.62	11,627	0.28	12,934	0.32	24,561	0.60
December 31, 2012	$24,713	$0.65	$13,522	$0.36	$3,478	$0.09	$17,000	$0.45
September 30, 2012	21,752	0.60	10,136	0.28	12,109	0.34	22,245	0.62
June 30, 2012	20,299	0.66	11,646	0.38	(561)	(0.02)	11,085	0.36
March 31, 2012	19,022	0.62	9,913	0.32	13,754	0.45	23,667	0.77
December 31, 2011	$17,127	$0.55	$9,540	$0.31	$8,317	$0.27	$17,857	$0.58
September 30, 2011	15,069	0.49	10,002	0.32	(21,255)	(0.68)	(11,253)	(0.36)
June 30, 2011	13,116	0.42	9,554	0.31	(899)	(0.03)	8,655	0.28
March 31, 2011	11,212	N/A	9,429	N/A	6,990	N/A	16,419	N/A
December 31, 2010	$9,820	N/A	$8,335	N/A	$7,978	N/A	$16,313	N/A
September 30, 2010	13,881	N/A	13,145	N/A	5,560	N/A	18,705	N/A
June 30, 2010	8,597	N/A	7,777	N/A	(5,349)	N/A	2,428	N/A
March 31, 2010	9,077	N/A	8,208	N/A	18,138	N/A	26,346	N/A
December 31, 2009	$7,617	N/A	$6,617	N/A	$1,617	N/A	$8,234	N/A
September 30, 2009	6,148	N/A	6,030	N/A	33,709	N/A	39,739	N/A
June 30, 2009	5,092	N/A	4,877	N/A	42,562	N/A	47,439	N/A
March 31, 2009	2,910	N/A	2,883	N/A	27,385	N/A	30,268	N/A

  N/A — Not applicable, as NMF Holdings was not unitized until May 19, 2011.

 DESCRIPTION OF RESTRUCTURING

          NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act.

          On May 19, 2011, NMFC priced the IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, the NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material Federal Income Tax Considerations".

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser now serves as the external investment adviser to NMFC. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management totaling more than $15.0 billion(1), which includes total assets held by the Company. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity, and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          Until April 25, 2014, AIV Holdings was a Delaware corporation that was originally incorporated on March 11, 2011. AIV Holdings was dissolved on April 25, 2014. Guardian AIV, a Delaware limited partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non-diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory requirements. AIV Holdings was treated, and complied with the requirements to qualify annually, as a RIC under the Code.

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of March 31, 2015, as well as amounts called and returned since inception.

          Prior to the Restructuring (as defined below) on May 8, 2014, NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF Holdings to AIV Holdings in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

          The original structure was designed to generally prevent NMFC and its stockholders from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital. See "Material Federal Income Tax Considerations" included in this prospectus.

          Since the IPO through February 3, 2014, NMFC completed five underwritten secondary offerings of its common stock on behalf of AIV Holdings as the selling stockholder. In connection with these five secondary offerings, AIV Holdings tendered an aggregate of 20,221,938 units of NMF Holdings held by AIV Holdings to NMFC in exchange for the net proceeds (after deducting underwriting discounts and commissions) of these five secondary offerings and NMFC issued an aggregate of 20,221,938 shares of its common stock directly to the underwriters for these five secondary offerings. AIV Holdings distributed all of the net proceeds from these five secondary offerings to its sole stockholder, Guardian AIV. With the completion of the final secondary offering on February 3, 2014, NMFC now owns 100.0% of the units of NMF Holdings, which is now a wholly-owned subsidiary of NMFC.

          As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in the best interests of AIV Holdings and Guardian AIV. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Exchange Act and to dissolve AIV Holdings under the laws of the State of Delaware.

          Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV

Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

          In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

          Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' current business model, NMF Holdings' board of directors determined at an in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings.

          At the 2014 joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved a new investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

          Effective May 8, 2014, NMF Holdings amended and restated its Limited Liability Company Agreement, (as amended and restated, the "Operating Agreement") such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' credit facility, and NMFC assumed all other operating activities previously undertaken by NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned direct and indirect subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with GAAP. NMFC continues to remain a BDC regulated under the 1940 Act.

          Also, on May 8, 2014, NMF Holdings filed Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings is bankruptcy-remote and non-recourse to NMFC. In addition, the assets held at NMF Holdings will continue to be used to secure NMF Holdings' credit facility.

          The diagram below depicts our organizational structure as of May 28, 2015.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

RISK FACTORS

          Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, subscription rights, warrants or debt securities may decline, and you may lose all or part of your investment.

Risks Related to our Business and Structure

Uncertainty about the financial stability of the U.S. and of several countries in the European Union (EU) could have a significant adverse effect on our business, results of operations and financial condition, thus affecting our financial condition and earnings.

          Due to federal budget deficit concerns, S&P downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's and Fitch have warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P or other rating agencies, and the government's credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

          In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. Risks and ongoing concerns resulting from the debt crisis in Europe could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may continue to affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that the market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not spread, and we cannot assure you that future assistance packages will be available, or if available, sufficient to stabilize the affected countries and markets in Europe or elsewhere. To the extent uncertainty regarding any economic recovery in Europe continues to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

          In October 2014, the U.S. Federal Reserve announced that it has terminated its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. It is unclear what effect, if any, the Federal Reserve's termination of quantitative easing will have on the value of our investments. However, it is possible that without quantitative easing by the Federal Reserve, these developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

We may suffer credit losses.

          Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently been experiencing.

We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital.

          We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of New Mountain Capital's investments. Our investment returns may be substantially lower than the returns achieved by the Predecessor Entities. Although the Predecessor Entities commenced operations during otherwise unfavorable economic conditions, this was a favorable environment in which the Predecessor Operating Company could conduct its business in light of its investment objectives and strategy. In addition, our investment strategies may differ from those of New Mountain Capital or its affiliates. We, as a BDC and as a RIC, are subject to certain regulatory restrictions that do not apply to New Mountain Capital or its affiliates.

          We are generally not permitted to invest in any portfolio company in which New Mountain Capital or any of its affiliates currently have an investment or to make any co-investments with New Mountain Capital or its affiliates, except to the extent permitted by the 1940 Act. This may adversely affect the pace at which we make investments. Moreover, we may operate with a different leverage profile than the Predecessor Entities. Furthermore, none of the prior results from the Predecessor Entities were from public reporting companies, and all or a portion of these results were achieved in particularly favorable market conditions for the Predecessor Operating Company's investment strategy which may never be repeated. Finally, we can offer no assurance that our investment team will be able to continue to implement its investment objective with the same degree of success as it has had in the past.

There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be in private companies and recorded at fair value. In addition, the fair values of our investments are determined by our board of directors in accordance with our valuation policy.

          Some of our investments are and may be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of its securities. We value our investments for which we do not have readily available market quotations quarterly, or more frequently as circumstances require, at fair value as determined in good faith by our board of directors in accordance with our valuation policy, which is at all times consistent with GAAP.

          Our board of directors utilizes the services of one or more independent third-party valuation firms to aid it in determining the fair value with respect to its material unquoted assets in accordance with our valuation policy. The inputs into the determination of fair value of these investments may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

          The types of factors that the board of directors takes into account in determining the fair value of our investments generally include, as appropriate: available market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business, comparisons of financial ratios of peer companies that are public, comparable merger and acquisition transactions and the principal market and enterprise values. Since these valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed.

          Due to this uncertainty, our fair value determinations may cause our net asset value, on any given date, to be materially understated or overstated. In addition, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value that our investments might warrant.

          We may adjust quarterly the valuation of our portfolio to reflect our board of directors' determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed.

          We depend on the investment judgment, skill and relationships of the investment professionals of the Investment Adviser, particularly Steven B. Klinsky and Robert A. Hamwee, as well as other key personnel to identify, evaluate, negotiate, structure, execute, monitor and service our investments. The Investment Adviser, as an affiliate of New Mountain Capital, is supported by New Mountain Capital's team, which as of March 31, 2015 consisted of approximately 100 staff members of New Mountain Capital and its affiliates to fulfill its obligations to us under the Investment Management Agreement. The Investment Adviser may also depend upon New Mountain Capital to obtain access to investment opportunities originated by the professionals of New Mountain Capital and its affiliates. Our future success depends to a significant extent on the continued service and coordination of the key investment personnel of the Investment Adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

          The Investment Committee, which provides oversight over our investment activities, is provided by the Investment Adviser. The Investment Committee currently consists of five members. The loss of any member of the Investment Committee or of other senior professionals of the Investment Adviser and its affiliates without suitable replacement could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operation and cash flows. To achieve our investment objective, the Investment Adviser may hire, train, supervise and manage new investment professionals to participate in its investment selection and monitoring process. If the Investment Adviser is unable to find investment professionals or do so in a timely manner, our business, financial condition and results of operations could be adversely affected.

The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business.

          Other than us, the Investment Adviser has not previously managed a BDC or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other investment vehicles previously managed by the investment professionals of the

Investment Adviser. For example, under the 1940 Act, BDCs are required to invest at least 70.0% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and annual distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or as a RIC and could force us to pay unexpected taxes and penalties, which would have a material adverse effect on our performance. The Investment Adviser's lack of experience in managing a portfolio of assets under the constraints applicable to BDCs and RICs may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. If we fail to maintain our status as a BDC or as a RIC, our operating flexibility could be significantly reduced.

We operate in a highly competitive market for investment opportunities and may not be able to compete effectively.

          We compete for investments with other BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than us. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements that we must satisfy to maintain our RIC status. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. There are a number of new BDCs that have recently completed their IPO's or that have filed registration statements with the SEC, which could create increased competition for investment opportunities.

          We may lose investment opportunities if it does not match our competitors' pricing, terms and structure. With respect to the investments that we make, we do not seek to compete based primarily on the interest rates we may offer, and we believe that some of our competitors may make loans with interest rates that may be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Part of our competitive advantage stems from the fact that we believe the market for middle market lending is underserved by traditional bank lenders and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. We may also compete for investment opportunities with accounts managed by the Investment Adviser or its affiliates. Although the Investment Adviser allocates opportunities in accordance with its policies and procedures, allocations to such other accounts reduces the amount and frequency of opportunities available to us and may not be in our best interests and, consequently, our stockholders. Moreover, the performance of investment opportunities is not known at the time of allocation. If we are not able to compete effectively, our business, financial condition and results of operations may be adversely affected, thus affecting our business, financial condition and results of operations. Because of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify or that we will be able to fully invest our available capital.

Our business, results of operations and financial condition depends on our ability to manage future growth effectively.

          Our ability to achieve our investment objective and to grow depends on the Investment Adviser's ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing on acceptable terms. The Investment Adviser has substantial responsibilities under the Investment Management Agreement and may also be called upon to provide managerial assistance to our portfolio companies. These demands on the time of the Investment Adviser and its investment professionals may distract them or slow our rate of investment. In order to grow, we and the Investment Adviser may need to retain, train, supervise and manage new investment professionals. However, these investment professionals may not be able to contribute effectively to the work of the Investment Adviser. If we are unable to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected.

The incentive fee may induce the Investment Adviser to make speculative investments.

          The incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The incentive fee payable to the Investment Adviser is calculated based on a percentage of our return on investment capital. This may encourage the Investment Adviser to use leverage to increase the return on our investments. In addition, because the base management fee is payable based upon our gross assets, which includes any borrowings for investment purposes, but excludes borrowings under the SLF Credit Facility and cash and cash equivalents for investment purposes, the Investment Adviser may be further encouraged to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock.

          The incentive fee payable to the Investment Adviser also may create an incentive for the Investment Adviser to invest in instruments that have a deferred interest feature, even if such deferred payments would not provide the cash necessary to pay current distributions to our stockholders. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. Our net investment income used to calculate the income portion of the incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligations. In addition, the "catch-up" portion of the incentive fee may encourage the Investment Adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may be obligated to pay the Investment Adviser incentive compensation even if we incur a loss.

          The Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our Pre-Incentive Fee Adjusted Net Investment

Income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our Pre-Incentive Fee Adjusted Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that it may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

          We borrow money as part of our business plan. Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital and may, consequently, increase the risk of investing in us. We expect to continue to use leverage to finance our investments, through senior securities issued by banks and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to claims of our common stockholders. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had it not leveraged. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have had it not borrowed. Such a decline could adversely affect our ability to make common stock dividend payments. In addition, because our investments may be illiquid, we may be unable to dispose of them or to do so at a favorable price in the event we need to do so if we are unable to refinance any indebtedness upon maturity and, as a result, we may suffer losses. Leverage is generally considered a speculative investment technique.

          Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the Investment Adviser's management fee is payable to the Investment Adviser based on gross assets, including those assets acquired through the use of leverage, the Investment Adviser may have a financial incentive to incur leverage which may not be consistent with our interests and the interests of our common stockholders. In addition, holders of our common stock will, indirectly, bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to the Investment Adviser.

          At March 31, 2015, we had $442.6 million, $68.8 million, $115.0 million and $37.5 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes and the SBA-guaranteed debentures, respectively. The Holdings Credit Facility had a weighted average interest rate of 2.6% for the three months ended March 31, 2015 and the NMFC Credit Facility had a weighted average interest rate of 2.7% for the three months ended March 31, 2015. The interest rate on the Convertible Notes is 5.0% per annum and the interest rate on the SBA-guaranteed debentures is 2.9% per annum as of March 31, 2015.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses and adjusted for unsettled securities purchased. The calculations in the table below are hypothetical. Actual returns may be higher or lower than those appearing below. The calculation assumes (i) $1,487.6 million in total assets, (ii) a weighted average cost of borrowings of 3.0%, which assumes the weighted average interest rates as of March 31, 2015 for the Holdings Credit Facility and the NMFC Credit Facility, the interest rate as of March 31, 2015 for the Convertible Notes and the interest rate and annual charge as of March 31, 2015 for the SBA-guaranteed debentures, (iii) $663.9 million in debt outstanding and (iv) $806.5 million in net assets.

 Assumed Return on Our Portfolio
(net of expenses)

	(10.0)%	(5.0)%	0%	5.0%	10.0%
Corresponding return to stockholder	(20.9)%	(11.7)%	(2.5)%	6.7%	16.0%

We may need to raise additional capital to grow.

          We may need additional capital to fund new investments and grow. We may access the capital markets periodically to issue equity securities. In addition, we may also issue debt securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs and limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute at least 90.0% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we are unable to access the capital markets or if we are unable to borrow from financial institutions, we may be unable to grow our business and execute our business strategy fully, and our earnings, if any, could decrease, which could have an adverse effect on the value of our securities.

If we are unable to comply with the covenants or restrictions in our borrowings, our business could be materially adversely affected.

          The Holdings Credit Facility includes covenants that, subject to exceptions, restrict our ability to pay distributions, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Holdings Credit Facility also includes a change of control provision that accelerates the indebtedness under the facility in the event of certain change of control events. Complying with these restrictions may prevent us from taking actions that we believe would help us grow our business or are otherwise consistent with our investment objective. These restrictions could also limit our ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. In addition, the restrictions contained in the Holdings Credit Facility could limit our ability to make distributions to our stockholders in certain circumstances, which could result in us failing to qualify as a RIC and thus becoming subject to corporate-level U.S. federal income tax (and any applicable state and local taxes).

          The NMFC Credit Facility includes customary covenants, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default.

          Our Convertible Notes are subject to certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the trustee if we cease to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions.

          The breach of any of the covenants or restrictions, unless cured within the applicable grace period, would result in a default under the applicable credit facility that would permit the lenders thereunder to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under the credit facilities could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. We may not be granted waivers or amendments to the credit facilities if for any reason we are unable to comply with it, and we may not be able to refinance the credit facilities on terms acceptable to us, or at all.

We may enter into reverse repurchase agreements, which are another form of leverage.

          We may enter into reverse repurchase agreements as part of our management of our investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the payor will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for our benefit.

          Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired with the proceeds of a reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to repurchase under the reverse repurchase agreement. In addition, there is a risk that the market value of the securities effectively pledged by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are more than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if such instruments had not been used.

If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.

          We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. The revolving period under the Holdings Credit Facility ends on December 18, 2017, and the Holdings Credit Facility matures on December 18, 2019. The NMFC Credit Facility, the Convertible Notes and the SBA-guaranteed debentures mature on June 4, 2019, June 15, 2019 and March 1, 2025, respectively. If we are unable to increase, renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.

A renewed disruption in the capital markets and the credit markets could adversely affect our business.

          As a BDC, we must maintain our ability to raise additional capital for investment purposes. If we are unable to access the capital markets or credit markets, we may be forced to curtail our business operations and may be unable to pursue new investment opportunities. The capital markets and the credit markets have experienced extreme volatility in recent periods, and, as a result, there have been and will likely continue to be uncertainty in the financial markets in general.

Disruptions in the capital markets in recent years increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. In addition, a prolonged period of market illiquidity may cause us to reduce the volume of loans that we originate and/or funds and adversely affect the value of our portfolio investments. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and, consequently, could adversely impact our business, results of operations and financial condition.

          If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon it by the 1940 Act and contained in the Holdings Credit Facility and NMFC Credit Facility. Any such failure would affect our ability to issue senior securities, including borrowings, draw on the Holdings Credit Facility and NMFC Credit Facility and pay distributions, which could materially impair our business operations. Our liquidity could be impaired further by our inability to access the capital or credit markets. For example, we cannot be certain that we will be able to renew our credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations, or reapply for SBIC licenses. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally in recent years. In addition, adverse economic conditions due to these disruptive conditions could materially impact our ability to comply with the financial and other covenants in any existing or future credit facilities. If we are unable to comply with these covenants, this could materially adversely affect our business, results of operations and financial condition.

Changes in interest rates may affect our cost of capital and net investment income.

          To the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, a significant change in market interest rates may have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

The incentive fee we pay to the Investment Adviser with respect to capital gains may be effectively greater than 20.0%.

          As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to the Investment Adviser, the cumulative aggregate capital gains fee received by the Investment Adviser could be effectively greater than 20.0%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. We cannot predict whether, or to what extent, this payment calculation would affect your investment in our common stock.

SBIC LP is licensed by the SBA and is subject to SBA regulations.

          On August 1, 2014, our wholly-owned direct and indirect subsidiary, SBIC LP, received its license to operate as an SBIC under the 1958 Act and is regulated by the SBA. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies, regulates the types of financings, prohibits investing in small businesses with certain characteristics or in certain industries and requires capitalization thresholds that limit distributions to us. Compliance with SBIC requirements may cause SBIC LP to invest at less competitive rates in order to find investments that qualify under the SBA regulations.

          The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor. If SBIC LP fails to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit SBIC LP's use of the debentures, declare outstanding debentures immediately due and payable, and/or limit SBIC LP from making new investments. In addition, the SBA could revoke or suspend SBIC LP's license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because SBIC LP is our wholly-owned direct and indirect subsidiary.

          SBA-guaranteed debentures are non-recourse to us, have a ten year maturity, and may be prepaid at any time without penalty. Pooling of issued SBA-guaranteed debentures occurs in March and September of each year. The interest rate of SBA-guaranteed debentures is fixed at the time of pooling at a market-driven spread over ten year U.S. Treasury Notes. The interest rate on debentures issued prior to the next pooling date is LIBOR plus 30 basis points. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to two tiers of leverage capped at $150.0 million, where each tier is equivalent to the SBIC's regulatory capital, which generally equates to the amount of equity capital in the SBIC.

Risks Related to Our Operations

Because we intend to distribute substantially all of our income to our stockholders to obtain and maintain our status as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow may be impaired.

          In order for us to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income. As a result of these requirements, we may need to raise capital from other sources to grow our business.

          As a BDC, we are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities and excluding SBA-guaranteed debentures as permitted by exemptive relief obtained from the SEC, to total senior securities, which includes all of our borrowings with the exception of SBA-guaranteed debentures, of at least 200.0%. This requirement limits the amount that we may borrow. Since we continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect that we will be able to borrow and to issue additional debt securities and expect that we will be able to issue additional equity securities, which would in turn increase the equity capital available to us, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available us, we may be forced to curtail or cease new investment activities, and our net asset value could decline.

SBIC LP may be unable to make distributions to us that will enable us to meet or maintain our RIC status.

          In order for us to continue to qualify for tax benefits available to RICs and to minimize corporate-level U.S. federal income tax, we must distribute to our stockholders, for each taxable year, at least 90.0% of our "investment company taxable income", which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, including investment company taxable income from SBIC LP. We will be partially dependent on SBIC LP for cash distributions to enable us to meet the RIC distribution requirements. SBIC LP may be limited by SBA regulations governing SBICs from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA's restrictions for SBIC LP to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if SBIC LP is unable to obtain a waiver, compliance with the SBA regulations may result in corporate-level U.S. federal income tax.

Our ability to enter into transactions with our affiliates is restricted.

          As a BDC, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is an affiliate of ours for purposes of the 1940 Act. We are generally prohibited from buying or selling any securities (other than our securities) from or to an affiliate. The 1940 Act also prohibits certain "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of independent directors and, in some cases, the SEC. If a person acquires more than 25.0% of our voting securities, we are prohibited from buying or selling any security (other than our securities) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by any affiliate of the Investment Adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns.

          Our executive officers and directors, as well as the current or future investment professionals of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in your interests as stockholders. Although we are currently New Mountain Capital's only vehicle focused primarily on investing in the investments that we target, in the future, the investment professionals of the Investment Adviser and/or New Mountain Capital employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with our own and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to us and such other funds. Although the investment professionals endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over us. When these investment professionals identify an investment, they may be forced to choose which investment fund should make the investment.

          If the Investment Adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliate, subject to compliance with applicable regulations and regulatory guidance or an exemptive order from the SEC and our allocation procedures. In addition, we pay management and incentive fees to the Investment Adviser and reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock invest in us on a "gross" basis and receive distributions on a "net" basis after our expenses. Also, the incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Any potential conflict of interest arising as a result of the arrangements with the Investment Adviser could have a material adverse effect on our business, results of operations and financial condition.

The Investment Committee, the Investment Adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

          The Investment Adviser's investment professionals, Investment Committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and our stockholders.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

          Some of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our board of directors determines the fair value of these securities in good faith. In connection with this determination, investment professionals from the Investment Adviser may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Steven B. Klinsky, a member of our board of directors, has an indirect pecuniary interest in the Investment Adviser. The participation of the Investment Adviser's investment professionals in our valuation process, and the indirect pecuniary interest in the Investment Adviser by a member of our board of directors, could result in a conflict of interest as the Investment Adviser's management fee is based, in part, on our gross assets and incentive fees are based, in part, on unrealized gains and losses.

Conflicts of interest may exist related to other arrangements with the Investment Adviser or its affiliates.

          We have entered into a royalty-free license agreement with New Mountain Capital under which New Mountain Capital has agreed to grant us a non-exclusive, royalty-free license to use the name "New Mountain". In addition, we reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, such as the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This could create conflicts of interest that our board of directors must monitor.

The Investment Management Agreement with the Investment Adviser and the Administration Agreement with the Administrator were not negotiated on an arm's length basis.

          The Investment Management Agreement and the Administration Agreement were negotiated between related parties. In addition, we may choose not to enforce, or to enforce less vigorously, our respective rights and remedies under these agreements because of our desire to maintain our ongoing relationship with the Investment Adviser, the Administrator and their respective affiliates. Any such decision, however, could cause us to breach our fiduciary obligations to our stockholders.

The Investment Adviser's liability is limited under the Investment Management Agreement, and we have agreed to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

          Under the Investment Management Agreement, the Investment Adviser does not assume any responsibility other than to render the services called for under that agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Investment Adviser's advice or recommendations. Under the terms of the Investment Management Agreement, the Investment Adviser, its officers, members, personnel, any person controlling or controlled by the Investment Adviser are not liable for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the Investment Adviser's duties under the Investment Management Agreement. In addition, we have agreed to indemnify the Investment Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the Investment Management Agreement. These protections may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

The Investment Adviser can resign upon 60 days' notice, and a suitable replacement may not be found within that time, resulting in disruptions in our operations that could adversely affect our business, results of operations and financial condition.

          Under the Investment Management Agreement, the Investment Adviser has the right to resign at any time upon 60 days' written notice, whether a replacement has been found or not. If the Investment Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not able to be found on a timely basis, our business, results of operations and financial condition and our ability to pay distributions are likely to be materially adversely affected and the market price of our common stock may decline. In addition, if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates, the coordination of its internal management and investment activities is likely to suffer. Even if we are able to retain comparable management, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

The Administrator can resign upon 60 days' notice from its role as Administrator under the Administration Agreement, and a suitable replacement may not be found, resulting in disruptions that could adversely affect our business, results of operations and financial condition.

          The Administrator has the right to resign under the Administration Agreement upon 60 days' written notice, whether a replacement has been found or not. If the Administrator resigns, it may be difficult to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If a replacement is not found quickly, our business, results of operations and financial condition, as well as our ability to pay distributions, are likely to be adversely affected, and the market price of our common stock may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if a comparable service provider or individuals to perform such services are retained, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

If we fail to maintain our status as a BDC, our business and operating flexibility could be significantly reduced.

          We qualify as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70.0% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw their respective election as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with these regulations would significantly decrease our operating flexibility and could significantly increase our cost of doing business.

If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

          As a BDC, we are prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. We may acquire in the future other investments that are not "qualifying assets" to the extent permitted by the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we would be prohibited from investing in additional assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if a buyer is found, it may have to sell the investments at a substantial loss.

Our ability to invest in public companies may be limited in certain circumstances.

          To maintain our status as a BDC, we are not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies.

          Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowing under a credit facility or other indebtedness. In addition, we may also issue additional equity capital, which would in turn increase the equity capital available to us. However, we may not be able to raise additional capital in the future on favorable terms or at all.

          We may issue debt securities, preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as "senior securities", up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of senior securities. As a result of our SEC exemptive relief, we are permitted to exclude our SBA-guaranteed debentures from the definition of senior securities in the 200.0% asset coverage ratio we are required to maintain under the 1940 Act. If our asset coverage ratio is not at least 200.0%, we would be unable to issue senior securities, and if we had senior securities outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Holdings Credit Facility and NMFC Credit Facility), we would be unable to make distributions to our stockholders. However, at March 31, 2015, our only senior securities outstanding were indebtedness under the Holdings Credit Facility, NMFC Credit Facility and Convertible Notes and therefore at March 31, 2015, we would not have been precluded from paying distributions. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

          The Holdings Credit Facility matures on December 18, 2019 and permits borrowings of $495.0 million as of March 31, 2015. The Holdings Credit Facility had $442.6 million in debt outstanding as of March 31, 2015. The NMFC Credit Facility matures on June 4, 2019 and permits borrowings of $80.0 million as of March 31, 2015. The NMFC Credit Facility had $68.8 million in debt outstanding as of March 31, 2015. The Convertible Notes mature on June 15, 2019. The Convertible Notes had $115.0 million in debt outstanding as of March 31, 2015. The SBA-guaranteed debentures mature on March 1, 2025. As of March 31, 2015, $37.5 million of SBA-guaranteed debentures were outstanding.

          In addition, we may in the future seek to securitize other portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. If we are unable to successfully securitize its loan portfolio, which must be done in compliance with the relevant restrictions in the Holdings Credit Facility, our ability to grow our business or fully execute our business strategy could be impaired and our earnings, if any, could decrease. The securitization market is subject to changing market conditions, and we may not be able to access this market when it would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

          We may also obtain capital through the issuance of additional equity capital. As a BDC, we generally are not able to issue or sell our common stock at a price below net asset value per share. If our common stock trades at a discount to its net asset value per share, this restriction could adversely affect our ability to raise equity capital. We may, however, sell our common stock, or warrants, options or rights to acquire its common stock, at a price below its net asset value per share of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If we raise additional funds by issuing more shares of our common stock, or if we issue senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline and you may experience dilution.

Our business model in the future may depend to an extent upon our referral relationships with private equity sponsors, and the inability of the investment professionals of the Investment Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business strategy.

          If the investment professionals of the Investment Adviser fail to maintain existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of the Investment Adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that any relationships they currently or may in the future have will generate investment opportunities for us.

We may experience fluctuations in our annual and quarterly results due to the nature of our business.

          We could experience fluctuations in our annual and quarterly operating results due to a number of factors, some of which are beyond our control, including the ability or inability of us to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities acquired and the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in the markets in which we operate and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our board of directors may change its investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interest as a stockholder.

          Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. As a result, our board of directors may be able to change our investment policies and objectives without any input from our stockholders. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw its election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain RIC status under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

          Although we intend to continue to qualify annually as a RIC under Subchapter M of the Code, no assurance can be given that we will be able to maintain our RIC status. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet the annual distribution, source-of-income and asset diversification requirements described below.

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  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any. Because we use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act, and we are subject to certain financial covenants contained in the Holdings Credit Facility and other debt financing agreements (as applicable). This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict us from making distributions to our stockholders, which distributions are necessary for us to satisfy the distribution requirement. If we are unable to obtain cash from other sources, and thus are unable to make sufficient distributions to our stockholders, we could fail to qualify for RIC tax treatment and thus become subject to certain corporate-level U.S. federal income tax (and any applicable state and local taxes).

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  The source-of-income requirement will be satisfied if at least 90.0% of our allocable share of our gross income for each year is derived from dividends, interest payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships" or other income derived with respect to our business of investing in such stock or securities.

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  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other such securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships". Failure to meet these requirements may result in us having to dispose of certain investments quickly in order to prevent the loss of our RIC status. Because most of our investments are intended to be in private companies, and therefore may be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

          If we fail to qualify for or maintain our RIC status for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level U.S. federal income tax (and any applicable state and local taxes). In this event, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions, which would have a material adverse effect on our financial performance.

You may have current tax liabilities on distributions you reinvest in our common stock.

          Under the dividend reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you opt out of the dividend reinvestment plan by delivering notice by phone, internet or in writing to the plan administrator at least three days prior to the payment date of the next dividend or distribution. If you have not "opted out" of the dividend reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock of to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your U.S. federal income tax liability on the value of the common stock received.

We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.

          We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will continue to achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we are unable to satisfy the asset coverage test applicable to us as a BDC, or if we violate certain covenants under the Holdings Credit Facility and the NMFC Credit Facility, our ability to pay distributions to our stockholders could be limited. All distributions are paid at the discretion of our board of directors and depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, compliance with covenants under the Holdings Credit Facility and the NMFC Credit Facility, and such other factors as our board of directors may deem relevant from time to time. The distributions that we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.

          For U.S. federal income tax purposes, we include in our taxable income our allocable share of certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances or contracted payment-in-kind ("PIK") interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Our allocable share of such original issue discount and PIK interest are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income our allocable share of certain other amounts that we will not receive in cash.

          Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty making distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement necessary for us to qualify as a RIC. Accordingly, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous. We may need to raise additional equity or debt capital, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business) to enable us to make distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement. If we are unable to obtain cash from other sources to enable us to meet the annual distribution requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

          Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies are subject to U.S. federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a stockholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter its investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Investment Adviser to other types of investments in which the Investment Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

          On July 21, 2010, the Wall Street Reform and Consumer Protection Act, or Dodd-Frank Act, was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact our or our portfolio companies' operations, cash flows or financial condition, impose additional costs onus or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

          Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

The effect of global climate change may impact the operations of our portfolio companies.

          There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies' financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Pending legislation may allow us to incur additional leverage.

          As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200.0% (i.e., the amount of debt may not exceed 50.0% of the value of our total assets or we may borrow an amount equal to 100.0% of net assets). Legislation introduced during the 113th Congress, if reintroduced and passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the percentage from 200.0% to 150.0%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our common stock may increase.

We incur significant costs as a result of being a publicly traded company.

          As a publicly traded company, we incur legal, accounting and other expenses, which are paid by us, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the "Sarbanes-Oxley Act," and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

          We are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules since our fiscal year ending December 31, 2012, our management has been required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to continue to incur additional expenses, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also may result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we are not able to ensure that the process is effective or that our internal control over financial reporting is or will continue to be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and, consequently, the market price of our common stock may be adversely affected.

Our business is highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

          Our business is highly dependent on the communications and information systems of the Investment Adviser and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and, consequently, negatively affect the market price of our common stock and our ability to pay dividends to our stockholders. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

          The occurrence of a disaster such as a cyber attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

          We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments.

          Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently experienced. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of its portfolio companies that we may have obtained in connection with its investment, as well as a corresponding decrease in the value of any equity components of its investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence;

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  may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition.

          In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

Our investment strategy, which is focused primarily on privately held companies, presents certain challenges, including the lack of available information about these companies.

          We invest primarily in privately held companies. There is generally little public information about these companies, and, as a result, we must rely on the ability of the Investment Adviser to obtain adequate information to evaluate the potential returns from, and risks related to, investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are, thus, generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could adversely affect our investment returns.

Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.

          The investments that we invest in are typically rated below investment grade. Securities rated below investment grade are often referred to as "leveraged loans," "high yield" or "junk" securities, and may be considered "high risk" compared to debt instruments that are rated investment grade. High yield securities are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, high yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

          Our portfolio may be concentrated in a limited number of industries. For example, as of March 31, 2015, our investments in the software, the business services and the education industries represented approximately 23.9%, 18.5% and 13.9%, respectively, of the fair value of our portfolio. A downturn in any particular industry in which we are invested could significantly impact the portfolio companies operating in that industry, and accordingly, the aggregate returns that we realize from our investment in such portfolio companies.

          Specifically, companies in the software industry often have narrow product lines and small market shares. Because of rapid technological change, the average selling prices of products and some services provided by software companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by software companies in which we invest may decrease over time. In addition, companies in the business services industry are subject to general economic downturns and business cycles, and will often suffer reduced revenues and rate pressures during periods of economic uncertainty. Likewise, companies in the education industry are required to comply with extensive regulatory and accreditation requirements, which could be subject to change by Congress, and which can limit their access to federal aid or similar loan programs, or otherwise increase their compliance costs. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of its investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Continuation of the current decline in oil and natural gas prices for a prolonged period of time could have a material adverse effect.

          As of March 31, 2015, approximately 5.3% of our portfolio at fair value is invested in energy-related businesses. A decline in oil and natural gas prices would adversely affect the credit quality of these investments. A decrease in credit quality would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our financial position and results of operations. Should the current decline in oil and natural gas prices persist, it is likely that our energy-related portfolio companies' abilities to satisfy our financial or operating covenants or other lenders will be adversely affected, thereby negatively impacting our financial condition and their ability to satisfy their debt service and other obligations to us.

If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

          We may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may increase the risk that its operations might not generate sufficient cash to service its debt obligations.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

          From time to time, we may invest in other types of investments which are not our primary focus, including investments in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

The lack of liquidity in our investments may adversely affect our business.

          We invest, and will continue to invest, in companies whose securities are not publicly traded and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required or otherwise choose to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. Because most of our investments are illiquid, we may be unable to dispose of them in which case we could fail to qualify as a RIC and/or a BDC, or we may be unable to do so at a favorable price, and, as a result, we may suffer losses.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

          As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

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  a comparison of the portfolio company's securities to publicly traded securities;

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  the enterprise value of a portfolio company;

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  the nature and realizable value of any collateral;

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  the portfolio company's ability to make payments and its earnings and discounted cash flow;

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  the markets in which the portfolio company does business; and

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  changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

          When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will use the pricing indicated by the external event to corroborate our valuation. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in its portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we are unable to make follow-on investments in our portfolio companies, the value of our investment portfolio could be adversely affected.

          Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to (i) increase or maintain in whole or in part our equity ownership percentage, (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or may otherwise lack sufficient funds to make these investments. We have the discretion to make follow-on investments, subject to the availability of capital resources. If we fail to make follow-on investments, the continued viability of a portfolio company and our investment may, in some circumstances, be jeopardized and we could miss an opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to BDC requirements that would prevent such follow-on investments or such follow-on investments would adversely impact our ability to maintain our RIC status.

Our portfolio companies may incur debt that ranks equally with, or senior to, its investments in such companies.

          We invest in portfolio companies at all levels of the capital structure. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying the senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

          Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to it.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

          Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by it with respect to a borrower's business or instances where it exercises control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to its portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

          Certain loans to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

          The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of first priority senior debt. Under an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral, the ability to control the conduct of such proceedings, the approval of amendments to collateral documents; releases of liens on the collateral and waivers of past defaults under collateral documents. We may not have the ability to control or direct these actions, even if our rights are adversely affected.

We generally do not control our portfolio companies.

          Although we have taken and may in the future take controlling equity positions in our portfolio companies from time to time, we generally do not control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the management of such company may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company as readily as we would otherwise like to or at favorable prices which could decrease the value of our investments.

Economic recessions, downturns or government spending cuts could impair our portfolio companies and harm its operating results.

          Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay its debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm its operating results.

A number of our portfolio companies provide services to the U.S. government. Changes in the U.S. government's priorities and spending, or significant delays or reductions in appropriations of the U.S. government's funds, could have a material adverse effect on the financial position, results of operations and cash flows of such portfolio companies.

          A number of our portfolio companies derive a substantial portion of their revenue from the U.S. government. Levels of the U.S. government's spending in future periods are very difficult to predict and subject to significant risks. In addition, significant budgetary constraints may result in further reductions to projected spending levels. In particular, U.S. government expenditures are subject to the potential for automatic reductions, generally referred to as "sequestration." Sequestration occurred during 2013, and may occur again in the future, resulting in significant additional reductions to spending by the U.S. government on both existing and new contracts as well as disruption of ongoing programs. Even if sequestration does not occur again in the future, we expect that budgetary constraints and ongoing concerns regarding the U.S. national debt will continue to place downward pressure on U.S. government spending levels. Due to these and other factors, overall U.S. government spending could decline, which could result in significant reductions to the revenues, cash flow and profits of our portfolio companies that provide services to the U.S. government.

Defaults by our portfolio companies may harm our operating results.

          A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold.

          We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower's business or exercise control over a borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

          We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, subject to maintenance of our RIC status, we will generally reinvest these proceeds in temporary investments, pending our future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

          When we invest in portfolio companies, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon its disposition of them. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

Our performance may differ from our historical performance as our current investment strategy includes significantly more primary originations in addition to secondary market purchases.

          Historically, our investment strategy consisted primarily of secondary market purchases in debt securities. We adjusted that investment strategy to also include significantly more primary originations. While loans the that we originate and loans we purchase in the secondary market face many of the same risks associated with the financing of leveraged companies, we may be exposed to different risks depending on specific business considerations for secondary market purchases or origination of loans. Primary originations require substantially more time and resources for sourcing, diligencing and monitoring investments, which may consume a significant portion of our resources. Further, the valuation process for primary originations may be more cumbersome and uncertain due to the lack of comparable market quotes for the investment and would likely require more frequent review by a third-party valuation firm. This may result in greater costs for us and fluctuations in the quarterly valuations of investments that are primary originations. As a result, this strategy may result in different returns from these investments than the types of returns historically experienced from secondary market purchases of debt securities.

We may be subject to additional risks if we invest in foreign securities and/or engage in hedging transactions.

          The 1940 Act generally requires that 70.0% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the U.S., the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the U.S. Our investment strategy does not presently contemplate significant investments in securities of non-U.S. companies. However, we may desire to make such investments in the future, to the extent that such transactions and investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in foreign companies could expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments denominated in foreign currencies would be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

          Engaging in hedging transactions would also, indirectly, entail additional risks to our stockholders. Although it is not currently anticipated that we would engage in hedging transactions as a principal investment strategy, if we determined to engage in hedging transactions, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions.

          These hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. If we choose to engage in hedging transactions, there can be no assurances that we will achieve the intended benefits of such transactions and, depending on the degree of exposure such transactions could create, such transactions may expose us to risk of loss.

          While we may enter into these types of transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

          Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

          Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Risks Relating to Our Securities

The market price of our common stock may fluctuate significantly.

          The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  price and volume fluctuations in the overall stock market or in the market for BDCs from time to time;

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  investor demand for shares of our common stock;

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  significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, BDCs or other financial services companies, which is not necessarily related to the operating performance of these companies;

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  the inability to raise equity capital;

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  our inability to borrow money or deploy or invest its capital;

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  fluctuations in interest rates;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  operating performance of companies comparable to us;

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  changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

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  our loss of status as or ability to operate as BDC;

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  our failure to qualify as a RIC, loss of RIC status or ability to operate as a RIC;

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  actual or anticipated changes in our earnings or fluctuations in its operating results;

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  changes in the value of our portfolio of investments;

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  general economic conditions, trends and other external factors;

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  departures of key personnel; or

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  loss of a major source of funding.

          In addition, we are required to continue to meet certain listing standards in order for our common stock to remain listed on the New York Stock Exchange ("NYSE"). If we were to be delisted by the NYSE, the liquidity of our common stock would be materially impaired.

Investing in our common stock may involve an above average degree of risk.

          The investments we may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

          Sales of substantial amounts of our common stock could materially adversely affect the prevailing market prices for our common stock. If substantial amounts of our common stock were sold, this could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of our certificate of incorporation and bylaws, as well as aspects of the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

          Our certificate of incorporation and bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

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  provide for a classified board of directors, which may delay the ability of our stockholders to change the membership of a majority of its board of directors;

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  authorize the issuance of "blank check" preferred stock that could be issued by our board of directors to thwart a takeover attempt;

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  do not provide for cumulative voting;

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  provide that vacancies on the board of directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

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  provide that our directors may be removed only for cause;

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  require supermajority voting to effect certain amendments to our certificate of incorporation and bylaws; and

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  require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

          These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for its common stock. The Holdings Credit Facility and NMFC Credit Facility also include covenants that, among other things, restrict its ability to dispose of assets, incur additional indebtedness, make restricted payments, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Holdings Credit Facility and NMFC Credit Facility also include change of control provisions that accelerate the indebtedness under these facilities in the event of certain change of control events.

Shares of our common stock have traded at a discount from net asset value and may do so in the future.

          Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock has at times traded below its net asset value per share since our IPO on May 19, 2011. Our shares could once again trade at a discount to net asset value. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below its net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

You may not receive dividends or our dividends may decline or may not grow over time.

          We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future dividends are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future dividends may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

          We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in NMFC may be diluted if you do not fully exercise your subscription rights in any rights offering.

          In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in NMFC than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

          In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

          We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

          Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipate", "believe", "continue", "could", "estimate", "expect", "intend", "may", "plan", "potential", "project", "seek", "should", "target", "will", "would" or variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

          These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

  •
  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

  •
  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.

          Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

 USE OF PROCEEDS

          We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses, to pay distributions to our stockholders and for general corporate purposes, and other working capital needs. We are continuously identifying, reviewing and, to the extent consistent with its investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

          We estimate that it will take less than six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

          Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

          Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "NMFC". The following table sets forth the net asset value ("NAV") per share of our common stock, the high and low closing sale price for our common stock, the closing sale price as a percentage of NAV and the quarterly dividend distributions per share for each fiscal quarter for the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

			Closing Sales Price(3)		Premium or Discount of High Closing Sales to NAV(4)	Premium or Discount of Low Closing Sales to NAV(4)
							Declared Dividends Per Share(5)
	NAV Per Share(2)
Fiscal Year Ended			High	Low
December 31, 2015
Second Quarter(1)		*	$15.14	$14.53	*	*	$0.34
First Quarter	$13.89		$15.06	$14.30	8.42%	2.95%	$0.34
December 31, 2014
Fourth Quarter	$13.83		$15.09	$14.14	9.11%	2.24%	$0.34
Third Quarter	$14.33		$15.39	$14.48	7.40%	1.05%	$0.46	(6)
Second Quarter	$14.65		$14.89	$13.91	1.64%	(5.05)%	$0.34
First Quarter	$14.53		$15.19	$14.46	4.54%	(0.48)%	$0.34
December 31, 2013
Fourth Quarter	$14.38		$15.19	$14.05	5.63%	(2.29)%	$0.34
Third Quarter	$14.32		$14.90	$14.21	4.05%	(0.77)%	$0.46	(7)
Second Quarter	$14.32		$15.60	$13.82	8.94%	(3.49)%	$0.34
First Quarter	$14.31		$15.45	$14.30	7.97%	(0.07)%	$0.34

(1)
Period from April 1, 2015 through May 28, 2015.

(2)
NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(3)
Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for dividends.

(4)
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

(5)
Represents the dividend declared or paid for the specified quarter.

(6)
Includes a special dividend of $0.12 per share paid on September 3, 2014 and a third quarter dividend of $0.34 per share paid on September 30, 2014.

(7)
Includes a special dividend of $0.12 per share paid on August 30, 2013 and a third quarter dividend of $0.34 per share paid on September 30, 2013.

*
Not determinable at the time of filing.

          On May 28, 2015, the last reported sales price of our common stock was $15.14 per share. As of May 28, 2015, we had approximately 29 stockholders of record and approximately one beneficial owner whose shares are held in the names of brokers, dealers, funds, trusts and clearing agencies.

          Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that NMFC's shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since NMFC's initial public offering on May 19,

2011, NMFC's shares of common stock have traded at times at both a discount and a premium to the net assets attributable to those shares. As of May 28, NMFC's shares of common stock traded at a premium of approximately 9.0% of the NAV attributable to those shares as of March 31, 2015. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

          We intend to pay quarterly distributions to our stockholders and to maintain our status as a RIC. We intend to distribute approximately our entire Adjusted Net Investment Income (defined as net investment income adjusted to reflect income as if the cost basis of investments held at the IPO date had stepped-up to fair market value as of the IPO date) on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment.

          We have adopted an "opt out" dividend reinvestment plan on behalf of our stockholders, whereas our stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless the stockholder elects to receive cash. Cash dividends reinvested in additional shares of our common stock will be automatically reinvested by us into additional shares of our common stock.

          We apply the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is greater than 110.0% of the last determined NAV of the shares, we will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined NAV of the shares, we will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          The following table reflects the cash distributions, including dividends and returns of capital, if any, per unit/share that have been declared by the NMF Holding's board of directors, and subsequently our board of directors, from our IPO until May 8, 2014, and our board of directors thereafter:

Date Declared	Record Date	Payment Date	Amount
May 5, 2015	June 16, 2015	June 30, 2015	$0.34
February 23, 2015	March 17, 2015	March 31, 2015	0.34

			$0.68
November 4, 2014	December 16, 2014	December 30, 2014	$0.34
August 5, 2014	September 16, 2014	September 30, 2014	0.34
July 30, 2014	August 20, 2014	September 3, 2014	0.12	(1)
May 6, 2014	June 16, 2014	June 30, 2014	0.34
March 4, 2014	March 17, 2014	March 31, 2014	0.34

			$1.48
November 8, 2013	December 17, 2013	December 31, 2013	$0.34
August 7, 2013	September 16, 2013	September 30, 2013	0.34
August 7, 2013	August 20, 2013	August 30, 2013	0.12	(2)
May 6, 2013	June 14, 2013	June 28, 2013	0.34
March 6, 2013	March 15, 2013	March 28, 2013	0.34

			$1.48
December 27, 2012	December 31, 2012	January 31, 2013	$0.14	(3)
November 6, 2012	December 14, 2012	December 28, 2012	0.34
August 8, 2012	September 14, 2012	September 28, 2012	0.34
May 8, 2012	June 15, 2012	June 29, 2012	0.34
May 8, 2012	May 21, 2012	May 31, 2012	0.23	(4)
March 7, 2012	March 15, 2012	March 30, 2012	0.32

			$1.71
November 8, 2011	December 15, 2011	December 30, 2011	$0.30
August 10, 2011	September 15, 2011	September 30, 2011	0.29
August 10, 2011	August 22, 2011	August 31, 2011	0.27

			$0.86

Total			$6.21

(1)
Special dividend related to estimated realized capital gains attributable to the Company's warrant investments in Learning Care Group (US), Inc.

(2)
Special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC.

(3)
Special dividend intended to minimize to the greatest extent possible NMFC's U.S. federal income or excise tax liability.

(4)
Special dividend related to estimated realized capital gains attributable to NMF Holdings' investments in Lawson Software, Inc. and Infor Lux Bond Company.

          Tax characteristics of all dividends paid by NMFC are reported to stockholders on Form 1099 after the end of the calendar year. Our future quarterly dividends, if any, will be determined by our board of directors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. For the periods prior to and as of May 8, 2014, all financial information provided in this prospectus reflects our organizational structure prior to the restructuring on May 8, 2014 described under "Description of Restructuring", where NMF Holdings functioned as the operating company. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" appearing elsewhere in this prospectus.

Overview

          NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act.

          On May 19, 2011, NMFC priced its IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. For additional information on our organizational structure prior to May 8, 2014, see "— Restructuring".

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser serves as the external investment adviser to NMFC. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management totaling more than $15.0 billion(1), which includes total assets held by the Company. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of March 31, 2015, as well as amounts called and returned since inception.

(Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          Prior to December 18, 2014, NMF SLF was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus a wholly-owned indirect subsidiary of the Company. NMF SLF was bankruptcy-remote and non-recourse to NMFC. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014. See "Borrowings" for additional information on the Company's credit facilities.

          Since NMFC's IPO, and through March 31, 2015, NMFC raised approximately $374.6 million in net proceeds from additional offerings of common stock and issued shares of its common stock valued at approximately $288.4 million on behalf of AIV Holdings for exchanged units. NMFC acquired from NMF Holdings units of NMF Holdings equal to the number of shares of NMFC's common stock sold in additional offerings. With the completion of the final secondary offering on February 3, 2014, NMFC owned 100.0% of the units of NMF Holdings, which became a wholly-owned subsidiary of NMFC.

Current Organization

          During the three months ended March 31, 2015, the Company established a wholly-owned subsidiary, NMF QID. The Company's wholly-owned subsidiaries, NMF Ancora, NMF QID and NMF YP, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). Tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. Additionally, the Company has a wholly-owned subsidiary, NMF Servicing that serves as the administrative agent on certain investment transactions. SBIC LP, and its general partner, SBIC GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are consolidated wholly-owned direct and indirect subsidiaries of the Company. SBIC LP received a license from the SBA to operate as a SBIC under Section 301(c) of the 1958 Act.

          The diagram below depicts the Company's organizational structure as of March 31, 2015.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

          The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC LP's investment objective is to generate current income and capital appreciation under the investment criteria used by the Company, however, SBIC LP's investments must be SBA eligible companies. Our portfolio may be concentrated in a limited number of industries. As of March 31, 2015, our top five industry concentrations were software, business services, education, federal services and healthcare services.

          The securities that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of March 31, 2015, the Company's net asset value was $806.5 million and its portfolio had a fair value of approximately $1,404.8 million in 69 portfolio companies, with a weighted average Yield to Maturity at Cost of approximately 10.6%.

Recent Developments

          On April 20, 2015, Edmentum, Inc. ("Edmentum") announced an agreement with the unanimous support of its first lien lenders, second lien lenders and equity sponsors to recapitalize its balance sheet and reduce its outstanding indebtedness. The recapitalization is expected to close in the second quarter of 2015.

          On May 5, 2015, the Company's board of directors declared a second quarter 2015 distribution of $0.34 per share payable on June 30, 2015 to holders of record as of June 16, 2015.

          On May 5, 2015, the Company entered into a Second Amended and Restated Administration Agreement with the Administrator to reflect current operating procedures.

Critical Accounting Policies

          The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Basis of Accounting

          The Company consolidates its wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, SBIC LP, SBIC GP, NMF Ancora, NMF QID and NMF YP. Previously, the Company consolidated its wholly-owned indirect subsidiary NMF SLF until it merged with and into NMF Holdings on December 18, 2014. See "Borrowings" for additional information on the Company's credit facilities. The Company is an investment company following accounting and reporting guidance as described in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946"). Prior to the Restructuring, the Predecessor Operating Company consolidated its wholly-owned subsidiary, NMF SLF. NMFC did not consolidate the Predecessor Operating Company. Prior to the Restructuring, NMFC applied investment company master-feeder financial statement presentation, as described in ASC 946 to its interest in the Predecessor Operating Company. NMFC observed that it is also industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund is owned by more than one feeder fund and that such presentation provided stockholders of NMFC with a clearer depiction of its investment in the master fund.

Valuation and Leveling of Portfolio Investments

          At all times consistent with GAAP and the 1940 Act, the Company conducts a valuation of assets, which impacts its net asset value.

          The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of its portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

  d.
  When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

          GAAP fair value measurement guidance classifies the inputs used in measuring fair value into three levels as follows:

  Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

  Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

    •
    Quoted prices for similar assets or liabilities in active markets;

    •
    Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

    •
    Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

    •
    Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

  Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable (Levels I and II) and unobservable (Level III). Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs (Levels II and III) and unobservable inputs (Level III).

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of March 31, 2015:

(in thousands)	Total	Level I	Level II	Level III
First lien	$641,501	$—	$488,843	$152,658
Second lien	591,465	—	488,729	102,736
Subordinated	75,544	—	37,482	38,062
Equity and other	96,244	—	526	95,718

Total investments	$1,404,754	$—	$1,015,580	$389,174

          The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. The Company typically determines the fair value of its performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

          Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate portfolio company enterprise value. Significant increases or decreases in the multiple will result in an increase or decrease in enterprise value, resulting in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of March 31, 2015, the Company used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of investments in 16 of its portfolio companies. The Company believes this was a reasonable range in light of current comparable company trading levels and the specific companies involved.

          Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of March 31, 2015, the Company used the discount ranges set forth in the table below to value investments in 17 of its portfolio companies.

				Range
(in thousands) Type	Fair Value	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$152,658	Market approach	EBITDA multiple	4.5x	16.5x	9.9x
		Income approach	Discount rate	7.9%	14.4%	10.9%
Second lien	102,736	Market approach	EBITDA multiple	5.5x	15.0x	10.6x
		Income approach	Discount rate	11.0%	15.5%	12.6%
Subordinated	38,062	Market approach	EBITDA multiple	4.5x	12.2x	9.8x
		Income approach	Discount rate	10.4%	17.6%	14.6%
Equity and other	95,718	Market approach	EBITDA multiple	3.0x	16.5x	6.5x
		Income approach	Discount rate	8.0%	19.1%	13.9%
		Black Scholes analysis	Expected life in years	11.0	11.0	11.0
			Volatility	28.5%	28.5%	28.5%
			Discount rate	2.1%	2.1%	2.1%

	$389,174

NMFC Senior Loan Program I, LLC

          NMFC Senior Loan Program I, LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by the Company. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions, and as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the Agreement. The term may be extended for up to one year pursuant to certain terms of the Agreement. SLP I has a three year re-investment period.

          SLP I is capitalized with $93.0 million of capital commitments, $275.0 million of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23.0 million, representing less than 25.0% ownership, with third party investors representing the remaining capital commitment. As of March 31, 2015, SLP I had total investments with an aggregate fair value of approximately $343.0 million, debt outstanding of $247.1 million and capital that had been called and funded of $93.0 million. The Company's investment in SLP I is disclosed on the Company's Consolidated Schedule of Investments as of March 31, 2015.

          The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of the Company. For the three months ended March 31, 2015, the Company earned approximately $0.3 million in management fees related to SLP I which is included in other income. As of March 31, 2015, approximately $0.6 million of management fees related to SLP I was included in receivable from affiliates. For the three months ended March 31, 2015, the Company earned approximately $0.9 million of dividend income related to SLP I, which is included in dividend income. As of March 31, 2015, approximately $1.0 million of dividend income related to SLP I was included in interest and dividend receivable.

          SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

Collateralized agreements or repurchase financings

          The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of March 31, 2015 and December 31, 2014, the Company held one collateralized agreement to resell with a carrying value of $30.0 million, collateralized by a security with a fair value of $30.0 million and guaranteed by the counterparty. The counterparty has the option to repurchase the collateral from the Company at the par value of the collateralized agreement within a year. The collateralized agreement earns interest at a rate of 15.0% per annum as of March 31, 2015 and December 31, 2014.

Revenue Recognition

          The Company's revenue recognition policies are as follows:

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and generally due at maturity or when redeemed by the issuer.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees are recognized as income when earned, usually when paid at the closing of the investment and are non-refundable.

          Prior to the Restructuring, NMFC's revenue recognition policies were as follows:

          Revenue, expenses, and capital gains (losses):    At each quarterly valuation date, the Predecessor Operating Company's investment income, expenses, net realized gains (losses), and net increase (decrease) in unrealized appreciation (depreciation) were allocated to NMFC based on its pro-rata interest in the net assets of the Predecessor Operating Company. This was recorded on NMFC's Statements of Operations. Realized gains and losses are recorded upon sales of NMFC's investments in the Predecessor Operating Company. Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. is the difference between the net asset value per share and the closing price per share for shares issued as part of the dividend reinvestment plan on the dividend payment date. This net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. includes the unrealized appreciation (depreciation) from the IPO. NMFC used the proceeds from its IPO and Concurrent Private Placement to purchase units in the Predecessor Operating Company at $13.75 per unit (its IPO price per share). At the IPO date, $13.75 per unit represented a discount to the actual net asset value per unit of the Predecessor Operating Company. As a result, NMFC experienced immediate unrealized appreciation on its investment.

          All expenses, including those of NMFC, were paid and recorded by the Predecessor Operating Company. Expenses were allocated to NMFC based on pro-rata ownership interest. In addition, the Predecessor Operating Company paid all of the offering costs related to the IPO and subsequent offerings. NMFC recorded its portion of the offering costs as a direct reduction to net assets and the cost of their investment in the Predecessor Operating Company.

Monitoring of Portfolio Investments

          The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of its original investment strategy.

          The Company uses an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. The Company uses a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations and risk has increased materially since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that the Company will not recoup its original cost basis in the investment and may realize a substantial loss upon exit.

          The following table shows the distribution of the Company's investments on the 1 to 4 investment rating scale at fair value as of March 31, 2015:

	As of March 31, 2015
(in millions) Investment Rating	Par Value(1)	Percent	Fair Value	Percent
Investment Rating 1	$280.6	20.6%	$292.9	20.8%
Investment Rating 2	1,005.9	73.6%	1,062.8	75.7%
Investment Rating 3	61.2	4.5%	40.9	2.9%
Investment Rating 4	17.4	1.3%	8.2	0.6%

	$1,365.1	100.0%	$1,404.8	100.0%

(1)
Excludes shares and warrants.

          As of March 31, 2015, all investments in the Company's portfolio had an Investment Rating of 1 or 2 with the exception of six portfolio company names; five portfolio companies with an Investment Rating of 3 and two portfolio companies with an Investment Rating of 4. As of March 31, 2015, a portion of the Company's investment in one portfolio company had an Investment Rating of 3 and a portion had an Investment Rating of 4.

          During the first quarter of 2015, the Company placed a portion of its second lien position in Edmentum, Inc. ("Edmentum") on non-accrual status due to its ongoing restructuring. As of March 31, 2015, the portion of the Edmentum second lien position placed on non-accrual status represented an aggregate cost basis of $15.4 million, an aggregate fair value of $7.8 million and total unearned interest income of $0.4 million for the three months then ended.

          During the first quarter of 2015, the Company's first lien position in Education Management LLC ("EDMC") was non-income producing as a result of the portfolio company undergoing a restructuring. As of December 31, 2014, the Company's investment in EDMC had an aggregate cost basis of $3.0 million, an aggregate fair value of $1.4 million and total unearned interest income of $0 for the three months then ended. In January 2015, EDMC completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in EDMC. Prior to the extinguishment, the Company's original investment in EDMC had an aggregate cost of $3.0 million and an aggregate fair value of $1.4 million. The extinguishment resulted in a realized loss of $1.6 million. Post restructuring, the Company's investments in EDMC are income producing. As of March 31, 2015, the Company's investments in EDMC have an aggregate cost basis of $1.4 million and an aggregate fair value of $1.4 million.

          During the third quarter of 2014, the Company placed a portion of its first lien position in UniTek Global Services, Inc. ("UniTek") on non-accrual status in anticipation of a voluntary petition for a "Pre-Packaged" Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware which was filed on November 3, 2014. As of December 31, 2014, the Company's investments in UniTek had an aggregate fair value of $35.2 million. In January 2015, UniTek emerged from "Pre-Packaged" Chapter 11 Bankruptcy and completed its restructuring. The restructuring resulted in a material modification of the original terms and an extinguishment of the Company's original investments in UniTek. Prior to the extinguishment, the Company's original investments in UniTek had an aggregate cost of $52.9 million and an aggregate fair value of $40.1 million. The extinguishment resulted in a realized loss of $12.8 million. Post restructuring, the Company's investments in UniTek have been restored to full accrual status. As of March 31, 2015, the Company's investments in UniTek have an aggregate cost basis of $40.5 million and an aggregate fair value of $47.3 million.

          As of March 31, 2015, the Company's two super priority first lien positions in ATI Acquisition Company and its related equity positions in Ancora Acquisition LLC had an Investment Rating of 4 due to the underlying business encountering significant regulatory constraints which have led to the portfolio company's underperformance. As of March 31, 2015, the Company's two super priority first lien positions in ATI Acquisition Company and its related preferred shares and warrants in Ancora Acquisition LLC remained on non-accrual status due to the inability of the portfolio company to service its interest payments for the quarter then ended and uncertainty about its ability to pay such amounts in the future. As of March 31, 2015, the Company's investment in ATI Acquisition Company and Ancora Acquisition LLC had an aggregate cost basis of $1.6 million, an aggregate fair value of $0.4 million and total unearned interest income of $0.1 million for the three months then ended. Unrealized gains (losses) include a fee that the Company would receive upon maturity of the two super priority first lien debt investments.

Portfolio and Investment Activity

          The fair value of the Company's investments was approximately $1,404.8 million in 69 portfolio companies at March 31, 2015 and approximately $1,424.7 million in 71 portfolio companies at December 31, 2014.

          At March 31, 2014, the Company's only investment was its investment in the Predecessor Operating Company. The following table shows the Company's portfolio and investment activity for the three months ended March 31, 2015 and the Predecessor Operating Company's portfolio and investment activity for the three months ended March 31, 2014:

	Three months ended
(in millions)	March 31, 2015	March 31, 2014
New investments in 7 and 15 portfolio companies, respectively	$67.2	$158.7
Debt repayments in existing portfolio companies	50.0	40.6
Sales of securities in 10 and 5 portfolio companies, respectively	43.3	61.8
Change in unrealized appreciation on 42 and 35 portfolio companies, respectively	33.7	11.5
Change in unrealized depreciation on 31 and 27 portfolio companies, respectively	(29.2)	(6.7)

          At March 31, 2015, the Company's weighted average Yield to Maturity at Cost was approximately 10.6%. At March 31, 2014, the Predecessor Operating Company's weighted average Yield to Maturity at Cost was approximately 10.9%.

Recent Accounting Standards Updates

          In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers Topic 606 — Summary and Amendments that Create Revenue from Contracts with Customers and Other Assets and Deferred Costs ('ASU 2014-09"). ASU 2014-09 establishes a comprehensive and converged standard on revenue recognition to enable financial statement users to better understand and consistently analyze an entity's revenue across industries, transactions and geographies. The core principle of the new guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance also specifies the accounting for certain costs to obtain or fulfill a contract with a customer. The new guidance requires improved disclosures to help users of financial statements better understand the nature, amount, timing, and uncertainty of revenue that is recognized. Qualitative and quantitative information is required to be disclosed about: (1) contracts with customers, (2) significant judgments and changes in judgments, and (3) assets recognized from costs to obtain or fulfill a contract. The new guidance will apply to all entities. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2016. Early application is not permitted. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

          In June 2014, the FASB issued Accounting Standards Update No. 2014-11, Transfers and Servicing Topic 860 — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures ("ASU 2014-11"). ASU 2014-11 changes the accounting for repurchase- and resale-to-maturity agreements by requiring that such agreements be recognized as financing arrangements, and requires that a transfer of a financial asset and a repurchase agreement entered into contemporaneously be accounted for separately. ASU 2014-11 requires additional disclosures about certain transferred financial assets accounted for as sales and certain securities financing transactions. The accounting changes and additional disclosures about certain transferred financial assets accounted for as sales are effective for the first interim and annual reporting periods beginning after December 15, 2014. The additional disclosures for securities financing transactions are required for annual reporting periods beginning after December 15, 2014 and for interim reporting periods beginning after March 15, 2015. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

          In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements — Going Concern Subtopic 205-40 — Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15"). ASU 2014-15 will explicitly require management to assess an entity's ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. The new standard will be effective for all entities in the first annual period ending after December 15, 2016. Earlier adoption is permitted. The adoption of ASU 2014-15 is not expected to have a material impact on the Company's consolidated financial statements and disclosures.

          In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest — Imputation of Interest Subtopic 835-30 — Simplifying the Presentation of Debt Issuance Costs

("ASU 2015-03"), which changes the presentation of debt issuance costs in financial statements. Under ASU 2015-03, an entity presents such costs on the statement of assets and liabilities as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs is reported as interest expense. The new standard will be effective for all public entities for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

Results of Operations

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, and different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold, repaid or mature in the future. The Company tracks the transferred (or fair market) value of each of the Predecessor Operating Company's investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts income as if each investment was purchased at the date of the IPO (or stepped up to fair market value). The respective "Adjusted Net Investment Income" (defined as net investment income adjusted to reflect income as if the cost basis of investments held at the IPO date had stepped-up to fair market value as of the IPO date) is used in calculating both the incentive fee and dividend payments.

          The following table for the Company for the three months ended March 31, 2015 is adjusted to reflect the step-up to fair market value and the allocation of the incentive fees related to hypothetical capital gains out of the adjusted post-incentive fee net investment income.

(in thousands)	Three Months Ended March 31, 2015	Stepped-up Cost Basis Adjustments	Incentive Fee Adjustments(1)	Adjusted Three Months Ended March 31, 2015
Investment income
Interest income	$33,347	$(33)	$—	$33,314
Dividend income	1,307	—	—	1,307
Other income	1,882	—	—	1,882

Total investment income(2)	36,536	(33)	—	36,503

Total expenses pre-incentive fee(3)	12,115	—	—	12,115

Pre-Incentive Fee Net Investment Income	24,421	(33)	—	24,388

Incentive fee	5,359	—	(481)	4,878

Post-Incentive Fee Net Investment Income	19,062	(33)	481	19,510

Net realized losses on investments(4)	(133)	—	—	(133)
Net change in unrealized appreciation (depreciation) of investments(4)	4,486	33	—	4,519
Provision for taxes	(501)	—	—	(501)
Capital gains incentive fees	—	—	(481)	(481)

Net increase in net assets resulting from operations	$22,914			$22,914

(1)
For the three months ended March 31, 2015, the Company incurred total incentive fees of $5.4 million, of which $0.5 million related to capital gains incentive fees on a hypothetical liquidation basis.

(2)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(3)
Includes expense waivers and reimbursements of $0.4 million and management fee waivers of $1.4 million.

(4)
Includes net realized losses on investments and net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

          For the three months ended March 31, 2015, the Company had a less than $0.1 million adjustment to interest income for amortization and an increase of less than $0.1 million to net change in unrealized appreciation to adjust for the stepped-up cost basis of the transferred investments as discussed above. For the three months ended March 31, 2015, total adjusted investment income of $36.5 million consisted of approximately $31.6 million in cash interest from investments, approximately $0.7 million in PIK interest from investments, approximately $0.4 million in prepayment fees, net amortization of purchase premiums and discounts and origination fees of approximately $0.6 million, approximately $0.8 million in cash dividends from investments, $0.5 million in PIK dividends from investments and approximately $1.9 million in other income. The Company's Adjusted Net Investment Income was $19.5 million for the three months ended March 31, 2015.

          In accordance with GAAP, for the three months ended March 31, 2015, the Company accrued $0.5 million of hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value. As of March 31, 2015, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net Adjusted Realized Gains did not exceed cumulative Adjusted Unrealized Depreciation.

Results of Operations for the Company for the Three Months Ended March 31, 2015 and the Predecessor Operating Company for the Three Months Ended March 31, 2014

Revenue

	Three Months Ended
(in thousands)	March 31, 2015	March 31, 2014	Percentage Change
Interest income	$33,347	$28,139	19%
Dividend income	1,307	2,095	(38)%
Other income	1,882	684	175%

Total investment income	$36,536	$30,918	18%

          The Company's total investment income increased by approximately $5.6 million for the three months ended March 31, 2015 as compared to the Predecessor Operating Company's total investment income for the three months ended March 31, 2014. The 18% increase in total investment income primarily results from an increase in interest income of approximately $5.2 million from the three months ended March 31, 2014 to the three months ended March 31, 2015 which is attributable to larger invested balances, driven by the proceeds from the April 2014 and October 2014 primary offerings of the Company's common stock, the June 2014 offering of NMFC's convertible notes, the Company's use of leverage from its revolving credit facilities to originate new investments and prepayment fees received associated with the early repayments or partial repayments of two different portfolio companies held by the Company as of December 31, 2014. The increase in other income of approximately $1.2 million during the three months ended March 31, 2015 as compared to the three months ended March 31, 2014, which represents fees that are generally non-recurring in nature, was primarily attributable to structuring, amendment and consent fees received from four different portfolio companies and management fees from a non-controlled affiliated portfolio company. The decrease in dividend income during the three months ended March 31, 2015 as compared to the three months ended March 31, 2014 was primarily attributable to a large non-recurring distribution from one of the Predecessor Operating Company's warrant investments during the three months ended March 31, 2014.

Operating Expenses

	Three Months Ended
(in thousands)	March 31, 2015	March 31, 2014	Percentage Change
Management fee	$6,468	$4,176
Less: management fee waiver	(1,382)	—

Total management fee	5,086	4,176	22%
Incentive fee	4,878	4,443	10%
Capital gains incentive fee(1)	481	1,527	(69)%
Interest and other financing expenses	5,477	3,413	60%
Professional fees	739	862	(14)%
Administrative expenses	635	596	7%
Other general and administrative expenses	429	390	10%

Total expenses	17,725	15,407	15%

Less: expenses waived and reimbursed	(400)	(774)	(48)%

Net expenses before income taxes	17,325	14,633	18%
Income tax expense	149	—	NM *

Net expenses after income taxes	$17,474	$14,633	19%

*
Not meaningful.

(1)
Capital gains incentive fee accrual assumes a hypothetical liquidation basis.

          The Company's total net operating expenses increased by approximately $2.8 million for the three months ended March 31, 2015 as compared to the Predecessor Operating Company's three months ended March 31, 2014. The Company's management fee increased by approximately $0.9 million, net of a management fee waiver, and incentive fees increased by approximately $0.4 million for the three months ended March 31, 2015 as compared to the Predecessor Operating Company's three months ended March 31, 2014. The increase in management fee and incentive fee from the Predecessor Operating Company's three months ended March 31, 2014 to the Company's three months ended March 31, 2015 was attributable to larger invested balances, driven by the proceeds from the April 2014 and October 2014 primary offerings of NMFC's common stock, the June 2014 offering of NMFC's convertible notes and the Company's use of leverage from its revolving credit facilities to originate new investments. The Company's capital gains incentive fees decreased by approximately $1.0 million for the three months ended March 31, 2015 as compared to the Predecessor Operating Company's three months ended March 31, 2014, which was attributable to lower net Adjusted Realized Capital Gains (Losses) and Adjusted Unrealized Capital Appreciation (Depreciation) of investments during the period due to lower marks on the broader portfolio. As of March 31, 2015, no actual capital gains incentive fee would be owed under the Investment Management Agreement by the Company if the Company had ceased operations as of March 31, 2015, as cumulative net Adjusted Realized Gains did not exceed cumulative Adjusted Unrealized Depreciation.

          Interest and other financing expenses increased by approximately $2.1 million during the three months ended March 31, 2015, primarily due to the Company's issuance of $115.0 million of convertible notes and the closing of the NMFC Credit Facility (as defined below) during the second quarter of 2014 and the drawing on SBA-guaranteed debentures during the fourth quarter of 2014.

The Company's total professional fees, total administrative expenses and total other general and administrative expenses remained relatively flat for the three months ended March 31, 2015 as compared to the Predecessor Operating Company's three months ended March 31, 2014. During the three months ended March 31, 2014, the Company incurred $10.9 thousand in other expenses that were not subject to the expense cap pursuant to the administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and further restricted by the Company. The Company's expenses waived and reimbursed decreased by approximately $0.4 million for the three months ended March 31, 2015 as compared to the Predecessor Operating Company's three months ended March 31, 2014 due to the expiration of the expense cap on March 31, 2014.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Three Months Ended
(in thousands)	March 31, 2015	March 31, 2014	Percentage Change
Net realized losses (gains) on investments	$(133)	$2,780	(105)%
Net change in unrealized appreciation (depreciation) of investments	4,486	4,814	(7)%
Provision for taxes	(501)	—	NM *

Total net realized gains and net change in unrealized (depreciation) appreciation of investments	$3,852	$7,594	(49)%

*
Not meaningful.

          The Company's net realized losses and unrealized gains resulted in a net gain of approximately $3.9 million for the three months ended March 31, 2015 compared to the Predecessor Operating Company's net realized and unrealized gains resulting in a net gain of approximately $7.6 million for the same period in 2014. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net gain for the three months ended March 31, 2015 was primarily driven by the overall increase in the market prices of the Company's investments during the period and the sale of two portfolio companies, which resulted in realized gains of approximately $14.2 million. These gains were offset by $14.4 million of realized losses on investments resulting from the modification of terms on two portfolio companies that were accounted for as extinguishments. The net gain for the three months ended March 31, 2014 was primarily driven by the overall increase in the market prices of the Predecessor Operating Company's investments during the period. The provision for income taxes was attributable to two equity investments that are held as of March 31, 2015 in two of the Company's corporate subsidiaries.

Results of Operations for the Company for the Year Ended December 31, 2014 and the Predecessor Operating Company for the Years Ended December 31, 2013 and December 31, 2012

Revenue

	Years ended December 31,
(in thousands)	2014	2013	2012
Interest income	$85,123	$107,027	$83,646
Interest income allocated from the Predecessor Operating Company	40,515	—	—

Total interest income	125,638	107,027	83,646
Dividend income	2,309	5,049	812
Dividend income allocated from the Predecessor Operating Company	2,368	—	—

Total dividend income	4,677	5,049	812
Other income	4,491	2,836	1,328
Other income allocated from the Predecessor Operating Company	795	—	—

Total other income	5,286	2,836	1,328

Total investment income	$135,601	$114,912	$85,786

          The Company's total investment income increased by approximately $20.7 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's total investment income for the year ended December 31, 2013. The 18.0% increase in total investment income primarily results from an increase in interest income of approximately $18.6 million from the year ended December 31, 2013 to the year ended December 31, 2014 which is attributable to larger invested balances, driven by the proceeds from the October 2013, April 2014 and October 2014 primary offerings of the Company's common stock and the June 2014 offering of the Company's convertible notes, the Company's use of leverage from its revolving credit facilities to originate new investments and prepayment fees received associated with the early repayments or partial repayments of ten different portfolio companies held by the Predecessor Operating Company as of December 31, 2013. The increase in other income of approximately $2.5 million during the year ended December 31, 2014 as compared to the year ended December 31, 2013, which represents fees that are non-recurring in nature, was primarily attributable to structuring, amendment and consent fees received from twenty different portfolio companies and management fees from a non-controlled affiliated portfolio company. The decrease in dividend income during the year ended December 31, 2014 as compared to the year ended December 31, 2013 was primarily attributable to a large distribution from one of the Predecessor Operating Company's warrant investments in the prior year.

          The Predecessor Operating Company's total investment income increased by $29.1 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. The 34.0% increase in investment income results from the increase in interest and other income for the year ended December 31, 2013, which was primarily attributable to larger invested balances, driven by the proceeds from the 2012 and 2013 primary offerings of NMFC's common stock, the Predecessor Operating Company's use of leverage for its revolving credit facilities to originate new investments and prepayment fees received associated with the early repayments or partial repayments of twenty different portfolio companies held by the Predecessor Operating Company as of December 31, 2012. Additionally, the Predecessor Operating Company's other income, which represents fees that are non-recurring in nature, increased due to commitment fees received from three bridge facilities and consent, amendment and forbearance fees received associated with ten different portfolio companies held by the Predecessor Operating Company as of December 31, 2012. The increase in dividend income for the year ended December 31, 2013 was attributable to distributions received from two portfolio companies, which was recorded as dividend income.

Operating Expenses

	Years ended December 31,
(in thousands)	2014	2013	2012
Management fee	$13,593	$14,905	$11,109
Management fee allocated from Predecessor Operating Company	5,983	—	—
Less: management fee waiver	(686)	—	—

Total Management fee	18,890	14,905	11,109
Incentive fee	12,070	16,502	11,537
Incentive fee allocated from Predecessor Operating Company	6,248	—	—

Total Incentive fee	18,318	16,502	11,537
Capital gains incentive fee(1)	(8,573)	3,229	4,407
Capital gains incentive fee allocated from Predecessor Operating Company(1)	2,024	—	—

Total Capital gains incentive fee(1)	(6,549)	3,229	4,407
Interest and other financing expenses	13,269	12,470	10,085
Interest and other financing expenses allocated from Predecessor Operating Company	4,764	—	—

Total Interest and other financing expenses	18,033	12,470	10,085
Professional fees	2,390	2,349	2,091
Professional fees allocated from Predecessor Operating Company	1,238	—	—

Total Professional fees	3,628	2,349	2,091
Administrative fees	1,470	3,429	2,426
Administrative expenses allocated from Predecessor Operating Company	761	—	—

Total Administrative expenses	2,231	3,429	2,426
Other general and administrative expenses	1,138	1,584	1,374
Other general and administrative expenses allocated from Predecessor Operating Company	555	—	—

Total other general and administrative expenses	1,693	1,584	1,374

Total expenses	56,244	54,468	43,029

Less: expenses waived and reimbursed	(1,145)	(3,233)	(2,460)

Net expenses before income taxes	55,099	51,235	40,569
Income tax expense	436	—	—

Net expenses after income taxes	$55,535	$51,235	$40,569

(1)
Capital gains incentive fee accrual assumes a hypothetical liquidation basis.

          The Company's total net operating expenses increased by approximately $4.3 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's year ended December 31, 2013. The Company's management fee increased by approximately $4.0 million, net of a management fee waiver, and incentive fees increased by approximately $1.8 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's year ended December 31, 2013. The increase in management fee and incentive fee from the Predecessor Operating Company's year ended December 31, 2013 to the Company's year ended December 31, 2014 was attributable to larger invested balances, driven by the proceeds from the October 2013, April 2014 and October 2014 primary offerings of NMFC's common stock, the June 2014 offering of NMFC's convertible notes and the Company's use of leverage from its revolving credit facilities to originate new investments. The Company's capital gains incentive fee accrual decreased by approximately $9.8 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's year ended December 31, 2013, which was attributable to lower net Adjusted Realized Capital Gains (Losses) and net Adjusted Unrealized Capital Depreciation of investments during the period due to lower marks on the broader portfolio. As of December 31, 2014, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net Adjusted Realized Gains did not exceed cumulative Adjusted Unrealized Depreciation.

          Interest and other financing expenses increased by approximately $5.6 million during the year ended December 31, 2014, primarily due to the increase of average debt outstanding from $184.1 million to $244.6 million for the Holdings Credit Facility (as defined below) for the year ended December 31, 2013 compared to December 31, 2014. In addition, during the year ended December 31, 2014, the Company issued $115.0 million of convertible notes, closed the NMFC Credit Facility (as defined below) and began to draw on SBA-guaranteed debentures. The Company's total professional fees, total administrative expenses and total other general and administrative expenses marginally increased by approximately $0.2 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's year ended December 31, 2013. During the year ended December 31, 2014, the Company incurred $10.9 thousand in other expenses that were not subject to the expense cap pursuant to the administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and further restricted by the Company. For the year ended December 31, 2014, approximately $1.4 million of indirect administrative expenses were included in administrative expenses, of which $0.8 million were waived by the Administrator. The Company's expenses waived and reimbursed decreased by approximately $2.1 million for the year ended December 31, 2014 as compared to the Predecessor Operating Company's year ended December 31, 2013 due to the expiration of the expense cap on March 31, 2014 and the decrease of waived indirect administrative expenses by the Administrator during the year ended December 31, 2014.

          The Predecessor Operating Company's total net operating expenses increased by approximately $10.7 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. The Predecessor Operating Company's management fees increased by approximately $3.8 million and incentive fees increased by approximately $5.0 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012. The increase in management and incentive fees from the year ended December 31, 2012 to the year ended December 31, 2013 was attributable to larger invested balances, driven by the proceeds from the 2012 and 2013 primary offerings of NMFC's common stock, the Predecessor Operating Company's use of leverage from its revolving credit facilities to originate new investments and the receipt of a dividend distribution from one of the Predecessor Operating Company's warrant investments. The Predecessor Operating Company's capital gains incentive fees decreased approximately $1.2 million for the year ended December 31, 2013 as compared to the year ended December 31, 2012, which was attributable to lower net Adjusted Realized Capital Gains (Losses) and Adjusted Unrealized Capital Appreciation (Depreciation) of investments during the period. As of December 31, 2013, approximately $1.1 million of capital gains incentive fees was owed under the Investment Management Agreement by the Predecessor Operating Company, as cumulative net

Adjusted Realized Gains exceeded cumulative Adjusted Unrealized Depreciation and was paid during the year ended December 31, 2014.

          Interest and other credit facility expenses increased by approximately $2.4 million during the year ended December 31, 2013, primarily due to the increase of average debt outstanding from $133.6 million to $184.1 million for the Holdings Credit Facility and from $181.4 million to $214.3 million for the SLF Credit Facility for the year ended December 31, 2012 compared to December 31, 2013. For the year ended December 31, 2013, the Predecessor Operating Company incurred approximately $0.1 million in other expenses that were not subject to the expense cap pursuant to the Administration Agreement with the Administrator and further restricted by the Predecessor Operating Company.

Net Realized Gains and Net Change in Unrealized Appreciation (Depreciation)

	Years ended December 31,
(in thousands)	2014	2013	2012
Net realized gains on investments	$357	$7,253	$18,851
Net realized gains on investments allocated from Predecessor Operating Company	8,568	—	—

Total realized gains on investments	8,925	7,253	18,851
Net change in unrealized (depreciation) appreciation of investments	(43,863)	7,994	9,928
Net change in unrealized appreciation (depreciation) of investments allocated from Predecessor Operating Company	940	—	—

Total change in unrealized (depreciation) appreciation of investments	(42,923)	7,994	9,928
Provision for taxes	(493)	—	—

Total net realized gains and net change in unrealized (depreciation) appreciation of investments	$(34,491)	$15,247	$28,779

          The Company's net realized and unrealized losses resulted in a net loss of approximately $34.5 million for the year ended December 31, 2014 compared to the Predecessor Operating Company's net realized and unrealized gains resulting in a net gain of approximately $15.2 million for the same period in 2013. We look at net realized and unrealized gains or losses together as movement in unrealized appreciation or depreciation can be the result of realizations. The net loss for the year ended December 31, 2014 was primarily driven by the overall decrease in the market prices of the Company's investments during the period and the partial write-down related to two portfolio companies. These losses were partially offset by a $5.6 million gain from the sale of the Company's warrant investments in one portfolio company and sales or repayments of investments with fair values in excess of December 31, 2013 valuations resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. The provision for income taxes was attributable to one warrant investment that is held as of December 31, 2014 in one of the Company's corporate subsidiaries.

          The net gain for the year ended December 31, 2013 was primarily driven by sales or repayment of investments with fair values in excess of December 31, 2012 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. Additionally, during the year ended December 31, 2013, a distribution from a warrant investment resulted in a realized gain of approximately $1.1 million, the modification of terms on one debt investment that was accounted for as an extinguishment resulted in a realized gain of

$1.7 million and the sale of the first lien position in ATI Acquisition Company resulted in a realized loss of $4.3 million.

          The total net gain for the year ended December 31, 2012 was primarily related to the overall increase in the market and the quality of the Predecessor Operating Company's portfolio, directly impacting the prices of the Predecessor Operating Company's portfolio. The appreciation of the Predecessor Operating Company's portfolio and the sale or repayment of investments with fair values in excess of December 31, 2011 valuations, resulted in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments.

Liquidity and Capital Resources

          The primary use of existing funds and any funds raised in the future is expected to be for the Company's repayment of indebtedness, the Company's investments in portfolio companies, cash distributions to the Company's stockholders or for other general corporate purposes.

          Since NMFC's IPO, and through March 31, 2015, NMFC raised approximately $374.6 million in net proceeds from additional offerings of common stock and issued shares valued at approximately $288.4 million on behalf of AIV Holdings for exchanged units. NMFC acquired from the Predecessor Operating Company units of the Predecessor Operating Company equal to the number of shares of NMFC's common stock sold in the additional offerings.

          The Company's liquidity is generated and generally available through advances from the revolving credit facilities, from cash flows from operations, and, we expect, through periodic follow-on equity offerings. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the 1940 Act, is at least 200.0% after such borrowing.

          At March 31, 2015 and December 31, 2014, the Company had cash and cash equivalents of approximately $22.2 million and $23.4 million, respectively. Cash provided by operating activities for the Company during the three months ended March 31, 2015 was approximately $24.3 million and cash used in operating activities for the Predecessor Operating Company for the three months ended March 31, 2014 was approximately $(36.6) million. We expect that all current liquidity needs by the Company will be met with cash flows from operations and other activities.

Borrowings

          Holdings Credit Facility—On December 18, 2014 the Company entered into the Second Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"), among the Company, as the Collateral Manager, NMF Holdings as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019.

          Immediately prior to amending the Holdings Credit Facility, NMF SPV merged with and into NMF Holdings. The Holdings Credit Facility effectively amended and restated the Predecessor Holdings Credit Facility (as defined below), merged with the SLF Credit Facility (as defined below), and combined the amount of borrowings previously available.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495.0 million, which is the aggregate of the $280.0 million previously available under the Predecessor Holdings Credit Facility (as defined below) and the $215.0 million previously available under the SLF Credit Facility (as defined below). Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by the Wells Fargo Securities, LLC. The Holdings Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility bears interest at a rate of the LIBOR plus 2.00% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.75% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          Prior to December 18, 2014, the Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Predecessor Holdings Credit Facility") among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and would mature on October 27, 2016.

          The maximum amount of revolving borrowings available under the Predecessor Holdings Credit Facility was $280.0 million. Until December 18, 2014, NMF Holdings was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Predecessor Holdings Credit Facility was amended and restated on May 6, 2014 and as a result, it was non-recourse to the Company and was collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Predecessor Holdings Credit Facility were capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Predecessor Holdings Credit Facility. The Predecessor Holdings Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Predecessor Holdings Credit Facility required the Company to maintain a minimum asset coverage ratio. However, the covenants were generally not tied to mark to market fluctuations in the prices of NMF Holdings' investments, but rather to the performance of the underlying portfolio companies.

          The Predecessor Holdings Credit Facility bore interest at a rate of the LIBOR plus 2.75% per annum and charged a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the three months ended March 31, 2015 and the Predecessor Holdings Credit Facility for the three months ended March 31, 2014.

	Three months ended
(in millions)	March 31, 2015	March 31, 2014
Interest expense	$2.9	$1.7
Non-usage fee	$0.1	$0.1
Amortization of financing costs	$0.4	$0.2
Weighted average interest rate	2.6%	2.9%
Effective interest rate	3.0%	3.4%
Average debt outstanding	$449.5	$232.8

          As of March 31, 2015 and December 31, 2014, the outstanding balance of Holdings Credit Facility was $442.6 million and $468.1 million, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          SLF Credit Facility—NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and would mature on October 27, 2016. The maximum amount of revolving borrowings available under the SLF Credit Facility was $215.0 million. The SLF Credit Facility was non-recourse to the Company and secured by all assets of NMF SLF on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility were capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the SLF Credit Facility. The SLF Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants were generally not tied to mark to market fluctuations in the prices of the NMF SLF's investments, but rather to the performance of the underlying portfolio companies. NMF SLF was not restricted from the purchase or sale of loans with an affiliate. Therefore, specified first lien loans could be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility. The SLF Credit Facility merged with the Holdings Credit Facility on December 18, 2014.

          Until December 18, 2014, the SLF Credit Facility permitted borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility was allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association.

          The SLF Credit Facility bore interest at a rate of LIBOR plus 2.00% per annum for first lien loans and LIBOR plus 2.75% per annum for second lien loans, respectively, as amended on March 11, 2013. A non-usage fee was paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the SLF Credit Facility for the three months ended March 31, 2015 and March 31, 2014.

	Three months ended
	March 31, 2015(1)	March 31, 2014
Interest expense	$—	$1.2
Non-usage fee	$—	$— (2)
Amortization of financing costs	$—	$0.2
Weighted average interest rate	—%	2.2%
Effective interest rate	—%	2.7%
Average debt outstanding	$—	$215.0

(1)
Not applicable, as the SLF Credit Facility merged with and into the Holdings Credit Facility on December 18, 2014.

(2)
For the three months ended March 31, 2014, the total non-usage fee was less than $50 thousand.

          As of December 31, 2014, the SLF Credit Facility had merged with the Holdings Credit Facility.

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, as amended, dated June 4, 2014 (together with the related guarantee and security agreement, the "NMFC Credit Facility"), among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA and Morgan Stanley, N.A. as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. The NMFC Credit Facility is guaranteed by certain domestic subsidiaries of the Company and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          The maximum amount of revolving borrowings available under the NMFC Credit Facility is $80.0 million, as amended on December 29, 2014. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility will generally bear interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the three months ended March 31, 2015 and March 31, 2014.

	Three months ended
(in millions)	March 31, 2015	March 31, 2014(1)
Interest expense	$0.2	$—
Non-usage fee	$— (2)	$—
Amortization of financing costs	$0.1	$—
Weighted average interest rate	2.7%	—%
Effective interest rate	4.1%	—%
Average debt outstanding	$31.7	$—

(1)
Not applicable, as the NMFC Credit Facility commenced on June 4, 2014.

(2)
For the three months ended March 31, 2015, the total non-usage fee was less than $50 thousand.

          As of March 31, 2015 and December 31, 2014, the outstanding balance on the NMFC Credit Facility was $68.8 million and $50.0 million, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          Convertible Notes — On June 3, 2014, the Company closed a private offering of $115.0 million aggregate principal amount of senior unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 62.7746 shares of the Company's common stock per $1.0 thousand principal amount of Convertible Notes (7,219,083 common shares) corresponding to an initial conversion price per share of approximately $15.93, which represents a premium of 12.5% to the $14.16 per share closing price of the Company's common stock on May 28, 2014. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.16 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 70.6214 per $1.0 thousand principal amount of the Convertible Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles. The issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Note and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture. As of March 31, 2015, the Company was in compliance with the terms of the Indenture.

          Interest expense and amortization of financing costs incurred on the Convertible Notes for the three months ended March 31, 2015 was $1.4 million and $0.2 million, respectively. The effective interest rate for the three months ended March 31, 2015 was 5.7%.

          SBA-guaranteed debentures — On August 1, 2014, SBIC LP received an SBIC license from the SBA.

          The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC LP over the Company's stockholders in the event SBIC LP is liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations is $150.0 million as long as the licensee has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

          As of March 31, 2015, SBIC LP had regulatory capital of $42.2 million and SBA-guaranteed debentures outstanding of $37.5 million. The SBA-guaranteed debentures incur upfront fees of 3.43%, which consists of a 1.00% commitment fee and a 2.43% issuance discount, which are amortized over the life of the SBA-guaranteed debentures. The following table summarizes the Company's fixed-rate SBA-guaranteed debentures as of March 31, 2015.

(in millions) Issuance Date	Maturity Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
March 25, 2015	March 1, 2025	$37.5	2.517%	0.355%

          SBIC LP's outstanding SBA-guaranteed debentures pooled on March 25, 2015 and prior to pooling bore interest at an interim floating rate of LIBOR plus 0.30%. Interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the three months ended March 31, 2015 was $0.1 million and $31 thousand, respectively. The weighted average interest rate and the effective interest rate for the three months ended March 31, 2015 was 1.1% and 1.4%, respectively.

          The SBIC program is designed to stimulate the flow of private investor capital into eligible small businesses, as defined by the SBA. Under SBA regulations, SBIC LP is subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to the Company. SBIC LP is subject to an annual periodic examination by an SBA examiner to determine SBIC LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of March 31, 2015, SBIC LP was in compliance with SBA regulatory requirements.

Off-Balance Sheet Arrangements

          The Company may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of its portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of March 31, 2015 and December 31, 2014, the Company had outstanding commitments to third parties to fund investments totaling $18.5 million and $27.4 million, respectively, under various undrawn revolving credit facilities, delayed draw commitments or other future funding commitments.

          The Company may from time to time enter into financing commitment letters or bridge financing commitments, which could require funding in the future. As of March 31, 2015 and December 31, 2014, the Company did not enter into any commitment letters to purchase debt investments. As of March 31, 2015 and December 31, 2014, the Company had not entered into any bridge financing commitments which could require funding in the future.

Contractual Obligations

          A summary of the Company's significant contractual payment obligations as of March 31, 2015 is as follows:

	Contractual Obligations Payments Due by Period (in millions)
	Total	Less than 1 Year	1 - 3 Years	3 - 5 Years	More than 5 Years
Holdings Credit Facility(1)	$442.6	$—	$—	$442.6	$—
Convertible Notes(2)	115.0	—	—	115.0	—
NMFC Credit Facility(3)	68.8	—	—	68.8	—
SBA-guaranteed debentures(4)	37.5	—	—	—	37.5

Total Contractual Obligations	$663.9	$—	$—	$626.4	$37.5

(1)
Under the terms of the $495.0 million Holdings Credit Facility, all outstanding borrowings under that facility ($442.6 million as of March 31, 2015) must be repaid on or before December 18, 2019. As of March 31, 2015, there was approximately $52.4 million of possible capacity remaining under the Holdings Credit Facility.

(2)
The $115.0 million Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

(3)
Under the terms of the $80.0 million NMFC Credit Facility, all outstanding borrowings under that facility ($68.8 million as of March 31, 2015) must be repaid on or before June 4, 2019. As of March 31, 2015, there was approximately $11.2 million of possible capacity remaining under the NMFC Credit Facility.

(4)
The SBA-guaranteed debentures will mature on March 1, 2025.

          The Company has certain contracts under which it has material future commitments. The Company has $18.5 million of undrawn funding commitments as of March 31, 2015 related to its participation as a lender in revolving credit facilities, delayed draw commitments or other future funding commitments of the Company's portfolio companies. As of March 31, 2015, the Company did not enter into any bridge financing commitments which could require funding in the future.

          We have entered into the Investment Management Agreement with the Investment Adviser in accordance with the 1940 Act. Under the Investment Management Agreement, the Investment Adviser has agreed to provide the Company with investment advisory and management services. We have agreed to pay for these services (1) a management fee and (2) an incentive fee based on its performance.

          We have also entered into an Administration Agreement with the Administrator. Under the Administration Agreement, the Administrator has agreed to arrange office space for us and provide office equipment and clerical, bookkeeping and record keeping services and other administrative services necessary to conduct our respective day-to-day operations. The Administrator has also agreed to perform, or oversee the performance of, our financial records, our reports to stockholders and reports filed with the SEC.

          If any of the contractual obligations discussed above are terminated, our costs under any new agreements that are entered into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Management Agreement and the Administration Agreement.

Distributions and Dividends

          Dividends declared and paid to stockholders of the Company for the three months ended March 31, 2015 totaled $19.7 million.

          The following table summarizes the Company's quarterly cash distributions, including dividends and returns of capital, if any, per share that have been declared by the Company's board of directors since the Company's IPO:

Fiscal Year Ended	Date Declared	Record Date	Payment Date	Per Share Amount
December 31, 2015
First Quarter	February 23, 2015	March 17, 2015	March 31, 2015	$0.34

				$0.34
December 31, 2014
Fourth Quarter	November 4, 2014	December 16, 2014	December 30, 2014	$0.34
Third Quarter	August 5, 2014	September 16, 2014	September 30, 2014	0.34
Third Quarter	July 30, 2014	August 20, 2014	September 3, 2014	0.12	(1)
Second Quarter	May 6, 2014	June 16, 2014	June 30, 2014	0.34
First Quarter	March 4, 2014	March 17, 2014	March 31, 2014	0.34

				$1.48
December 31, 2013
Fourth Quarter	November 8, 2013	December 17, 2013	December 31, 2013	$0.34
Third Quarter	August 7, 2013	September 16, 2013	September 30, 2013	0.34
Third Quarter	August 7, 2013	August 20, 2013	August 30, 2013	0.12	(2)
Second Quarter	May 6, 2013	June 14, 2013	June 28, 2013	0.34
First Quarter	March 6, 2013	March 15, 2013	March 28, 2013	0.34

				$1.48
December 31, 2012
Fourth Quarter	December 27, 2012	December 31, 2012	January 31, 2013	$0.14	(3)
Fourth Quarter	November 6, 2012	December 14, 2012	December 28, 2012	0.34
Third Quarter	August 8, 2012	September 14, 2012	September 28, 2012	0.34
Second Quarter	May 8, 2012	June 15, 2012	June 29, 2012	0.34
Second Quarter	May 8, 2012	May 21, 2012	May 31, 2012	0.23	(4)
First Quarter	March 7, 2012	March 15, 2012	March 30, 2012	0.32

				$1.71
December 31, 2011
Fourth Quarter	November 8, 2011	December 15, 2011	December 30, 2011	$0.30
Third Quarter	August 10, 2011	September 15, 2011	September 30, 2011	0.29
Second Quarter	August 10, 2011	August 22, 2011	August 31, 2011	0.27

				$0.86

Total				$5.87

(1)
Special dividend related to realized capital gains attributable to the Company's warrant investments in Learning Care Group (US), Inc.

(2)
Special dividend related to a distribution received attributable to the Predecessor Operating Company's investment in YP Equity Investors LLC.

(3)
Special dividend intended to minimize to the greatest extent possible the Company's U.S. federal income or excise tax liability.

(4)
Special dividend related to estimated realized capital gains attributable to the Predecessor Operating Company's investments in Lawson Software, Inc. and Infor Lux Bond Company.

          Tax characteristics of all dividends paid by the Company were reported to stockholders on Form 1099 after the end of the calendar year. Future quarterly dividends, if any, for the Company will be determined by the board of directors.

          The Company intends to pay quarterly distributions to its stockholders and to maintain its status as a RIC. The Company intends to distribute approximately its entire portion of Adjusted Net Investment Income on a quarterly basis and substantially its entire taxable income on an annual basis, except that it may retain certain net capital gains for reinvestment.

          The Company maintains an "opt out" dividend reinvestment plan for its common stockholders. As a result, the Company's stockholders' cash dividends will be automatically reinvested in additional shares of common stock, unless the stockholder elects to receive cash. Cash dividends reinvested in additional shares of the Company's common stock will be automatically reinvested by the Company into additional shares of the Company's common stock.

Related Parties

          The Company has entered into a number of business relationships with affiliated or related parties, including the following:

  •
  The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

  •
  The Company has entered into an Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by the Company, expenses payable to the Administrator by the Company as well as other direct and indirect expenses (excluding interest, other financing expense, trading expenses and management and incentive fees) had been capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the

    Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three months ended March 31, 2015, approximately $0.4 million of indirect administrative expenses were included in administrative expenses, of which $0.4 million were waived by the Administrator.

  •
  The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          In addition, the Company has adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

          Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Quantitative and Qualitative Disclosures About Market Risk

          The Company is subject to certain financial market risks, such as interest rate fluctuations. During the three months ended March 31, 2015, certain of the loans held in the Company's portfolio had floating interest rates. As of March 31, 2015, approximately 86.0% of investments at fair value (excluding investments on non-accrual, revolvers, delayed draws and non-interest bearing equity investments) represent floating-rate investments with a LIBOR floor (includes investments bearing prime interest rate contracts) and approximately 14.0% of investments at fair value represent fixed-rate investments. Additionally, the Company's senior secured revolving credit facilities are also subject to floating interest rates and are currently paid based on one-month floating LIBOR rates.

          The following table estimates the potential changes in net cash flow generated from interest income and expenses, should interest rates increase by 100, 200 or 300 basis points, or decrease by 25 basis points. Interest income is calculated as revenue from interest generated from the Company's portfolio of investments held on March 31, 2015. Interest expense is calculated based on the terms of the Company's outstanding revolving credit facilities and convertible notes. For the Company's floating rate credit facilities, the Company uses the outstanding balance as of March 31, 2015. Interest expense on the Company's floating rate credit facilities are calculated using the interest rate as of March 31, 2015, adjusted for the hypothetical changes in rates, as shown below. The base interest rate case assumes the rates on the Company's portfolio investments remain unchanged from the actual effective interest rates as of March 31, 2015. These hypothetical calculations are based on a model of the investments in our portfolio, held as of March 31, 2015, and are only adjusted for assumed changes in the underlying base interest rates.

          Actual results could differ significantly from those estimated in the table.

Change in Interest Rates	Estimated Percentage Change in Interest Income Net of Interest Expense (unaudited)
–25 Basis Points	0.85	%(1)
Base Interest Rate	—%
+100 Basis Points	(3.16)%
+200 Basis Points	2.49%
+300 Basis Points	8.80%

(1)
Limited to the lesser of the March 31, 2015 LIBOR rates or a decrease of 25 basis points.

          The Company was not exposed to any foreign currency exchange risks as of March 31, 2015.

SENIOR SECURITIES

          Information about our senior securities as of March 31, 2015 and December 31, 2014 and information about NMF Holdings' senior securities as of December 31, 2013, 2012, 2011, 2010 and 2009 are shown in the following table. The report of Deloitte & Touche, LLP, an independent registered public accounting firm, on the senior securities table as of December 31, 2014, 2013, 2012, 2011, 2010 and 2009 is included in this prospectus and is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2) (in millions)	Asset Coverage Per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)
March 31, 2015 (unaudited)
Holdings Credit Facility	$442.6	$2,287	$—	N/A
Convertible Notes	115.0	2,287	—	N/A
NMFC Credit Facility	68.8	2,287	—	N/A
December 31, 2014
Holdings Credit Facility	$468.1	$2,267	$—	N/A
Convertible Notes	115.0	2,267	—	N/A
NMFC Credit Facility	50.0	2,267	—	N/A
December 31, 2013
Holdings Credit Facility	221.8	2,577	—	N/A
SLF Credit Facility	214.7	2,577	—	N/A
December 31, 2012
Holdings Credit Facility	206.9	2,353	—	N/A
SLF Credit Facility	214.3	2,353	—	N/A
December 31, 2011
Holdings Credit Facility	129.0	2,426	—	N/A
SLF Credit Facility	165.9	2,426	—	N/A
December 31, 2010(6)
Holdings Credit Facility	59.7	3,074	—	N/A
SLF Credit Facility	56.9	3,074	—	N/A
December 31, 2009(6)
Holdings Credit Facility	77.7	4,080	—	N/A

(1)
We have excluded our SBA-guaranteed debentures from this table as a result of the SEC exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 200.0% asset coverage ratio we are required to maintain under the 1940 Act. At March 31, 2015 and December 31, 2014, we had $37.5 million and $37.5 million, respectively, in SBA-guaranteed debentures outstanding. At December 31, 2013, 2012, 2011, 2010 and 2009, we had no outstanding SBA-guaranteed debentures. Total asset coverage per unit including the SBA-guaranteed debentures as of March 31, 2015 and December 31, 2014 is $2,215 and $2,196, respectively, and unchanged for the prior years.

(2)
Total amount of each class of senior securities outstanding at the end of the period presented.

(3)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(4)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(5)
Not applicable because the senior securities are not registered for public trading.

(6)
Prior to NMFC's IPO on May 19, 2011, these credit facilities existed at the Predecessor Entities.

 BUSINESS

The Company

          NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act.

          On May 19, 2011, NMFC priced its IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material Federal Income Tax Considerations." For additional information on our organizational structure prior to May 8, 2014, see "Description of Restructuring."

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser. As of May 8, 2014, the Investment Adviser serves as the external investment adviser to NMFC. The Administrator provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market and with assets under management totaling more than $15.0 billion(1), which includes total assets held by the Company. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          Prior to December 18, 2014, NMF SLF was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus our wholly-owned indirect subsidiary. NMF SLF was bankruptcy-remote and non-recourse to NMFC. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014. See "Management's Discussion and Analysis of Financial

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of March 31, 2015, as well as amounts called and returned since inception.

Conditions and Results of Operations — Liquidity and Capital Resources" for additional information on our credit facilities.

Current Organization

          During the three months ended March 31, 2015, we established a wholly-owned subsidiary, NMF QID. Our wholly-owned subsidiaries, NMF Ancora, NMF QID and NMF YP, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). We consolidate our tax blocker corporations for accounting purposes but the tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. Additionally, we have a wholly-owned subsidiary, NMF Servicing that serves as the administrative agent on certain investment transactions. SBIC LP, and its general partner, SBIC GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are our consolidated wholly-owned direct and indirect subsidiaries. SBIC LP received a license from the SBA to operate as a SBIC under Section 301(c) of the 1958 Act.

          The diagram below depicts our organizational structure as of May 28, 2015.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC LP's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC LP's investments must be SBA eligible companies. Our portfolio may be concentrated in a limited number of industries. As of March 31, 2015, our top five industry concentrations were software, business services, education, federal services and healthcare services.

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of March 31, 2015, our net asset value was $806.5 million and our portfolio had a fair value of approximately $1,404.8 million in 69 portfolio companies, with a weighted average Yield to Maturity at Cost of approximately 10.6%.

          NMF Holdings is a party to the Holdings Credit Facility pursuant to a secured credit agreement with Wells Fargo Bank, National Association. As of March 31, 2015, the Holdings Credit Facility, which matures on December 18, 2019, provides for potential borrowings up to $495.0 million. Unlike many credit facilities for BDCs the amount available under the Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in its portfolio investments. As of March 31, 2015, we were permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility bears interest at a rate of LIBOR plus 2.00% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.75% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement). As of March 31, 2015, $442.6 million was outstanding under the Holdings Credit Facility.

          The NMFC Credit Facility among NMFC as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA and Morgan Stanley, N.A. as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. As of March 31, 2015, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $80.0 million. NMFC is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants. The NMFC Credit Facility will generally bear interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% (as defined in the Senior Secured Revolving Credit Agreement). As of March 31, 2015, $68.8 million was outstanding under the NMFC Credit Facility.

          On June 3, 2014, NMFC closed a private offering of $115.0 million aggregate principal amount Convertible Notes, pursuant to an indenture, dated June 3, 2014. The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          On August 1, 2014, SBIC LP received an SBIC license from the SBA. The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC LP over the Company's stockholders in the event SBIC LP is liquidated or the SBA exercises remedies upon an event of default. As of March 31, 2015, SBIC LP's SBA-guaranteed debentures bear interest at an annual fixed rate of 2.9%. As of March 31, 2015, SBIC LP had $37.5 million of SBA-guaranteed debentures outstanding.

          For a detailed discussion of the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes and the SBA-guaranteed debentures, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources."

          We expect to continue to finance our investments using both debt and equity, including proceeds from equity and debt securities issued by NMFC.

Recent Developments

          On April 20, 2015, Edmentum, Inc. ("Edmentum") announced an agreement with the unanimous support of its first lien lenders, second lien lenders and equity sponsors to recapitalize its balance sheet and reduce its outstanding indebtedness. The recapitalization is expected to close in the second quarter of 2015.

          On May 5, 2015, the Company's board of directors declared a second quarter 2015 distribution of $0.34 per share payable on June 30, 2015 to holders of record as of June 16, 2015.

          On May 5, 2015, the Company entered into a Second Amended and Restated Administration Agreement with the Administrator to reflect current operating procedures.

New Mountain Capital

          New Mountain Capital manages private equity, public equity and debt investments with aggregate assets under management totaling more than $15.0 billion(1), which includes total assets held by the Company.

          New Mountain Capital's first private equity fund, the $770.0 million New Mountain Partners, L.P., or "Fund I", began its investment period in January 2000. New Mountain Capital's second private equity fund, the $1.6 billion New Mountain Partners II, L.P., or "Fund II", began its investment period in January 2005. New Mountain Capital's third private equity fund, Fund III, with over $5.1 billion of aggregate commitments, began its investment period in August 2007. New

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of March 31, 2015, as well as amounts called and returned since inception.

Mountain Capital's fourth private equity fund, "Fund IV", with over $4.1 billion of aggregate commitments, began its investment period in July 2013. New Mountain Capital manages public equity portfolios through New Mountain Vantage Advisers, L.L.C., which is designed to apply New Mountain Capital's established strengths toward non-control positions in the U.S. public equity markets generally. New Mountain Capital manages its debt portfolio through us, and we are currently New Mountain Capital's only vehicle focused primarily on investing in the investments that we target.

          New Mountain Capital's mission is to be "best in class" in the new generation of investment managers as measured by returns, control of risk, service to investors and the quality of the businesses in which New Mountain Capital invests. All of New Mountain Capital's efforts emphasize intensive fundamental research and the proactive creation of proprietary investment advantages in carefully selected industry sectors. New Mountain Capital is a generalist firm but has developed particular competitive advantages in what New Mountain Capital believes to be particularly attractive sectors, such as education, healthcare, logistics, business and industrial services, federal information technology services, media, software, insurance, consumer products, financial services and technology, infrastructure and energy. New Mountain Capital is focused on systematically establishing expertise in new sectors in which it believes it will have a competitive advantage over time.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. As of March 31, 2015, the Investment Adviser was supported by approximately 100 staff members of New Mountain Capital, including approximately 60 investment professionals.

          The Investment Adviser is managed by a five member Investment Committee, which is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein, Michael B. Ajouz and John R. Kline. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Investment Objectives and Portfolio

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, our investments may also include equity interests such as preferred stock, common stock, warrants or options received in connection with our debt investments or may include a direct investment in the equity of private companies.

          We make investments through both primary originations and open-market secondary purchases. We primarily target loans to, and invest in, the U.S. middle market businesses, a market segment we believe continues to be underserved by other lenders. We define middle market businesses as those businesses with annual earnings before interest, taxes, depreciation, and amortization ("EBITDA") between $20.0 million and $200.0 million. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC LP's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC LP's investments must be SBA eligible companies. Our portfolio may be concentrated in a limited number of industries. As of March 31, 2015, our top five industry concentrations were software, business services, education, federal services and healthcare services. Our targeted investments typically have maturities of between five and ten years and generally range in size between $10.0 million and $50.0 million. This investment size may vary proportionately as the size of our capital base changes. At March 31, 2015, our portfolio consisted of 69 portfolio companies and was invested 45.7% in first lien loans, 42.1% in second lien loans, 5.4% in subordinated debt and 6.8% in equity and other, as measured at fair value.

          The fair value of our investments was approximately $1,404.8 million in 69 portfolio companies at March 31, 2015.

          At March 31, 2014, the Company's only investment was its investment in the Predecessor Operating Company. The following table shows the Company's portfolio and investment activity for the three months ended March 31, 2015 and the Predecessor Operating Company's portfolio and investment activity for the three months ended March 31, 2014:

	Three months ended
(in millions)	March 31, 2015	March 31, 2014
New investments in 7 and 15 portfolio companies, respectively	$67.2	$158.7
Debt repayments in existing portfolio companies	50.0	40.6
Sales of securities in 10 and 5 portfolio companies, respectively	43.3	61.8
Change in unrealized appreciation on 42 and 35 portfolio companies, respectively	33.7	11.5
Change in unrealized depreciation on 31 and 27 portfolio companies, respectively	(29.2)	(6.7)

          At March 31, 2015, the Company's weighted average Yield to Maturity at Cost was approximately 10.6%.

          The following summarizes our ten largest portfolio company investments and top ten industries in which we were invested as of March 31, 2015, calculated as a percentage of total assets as of March 31, 2015.

Portfolio Company	Percent of Total Assets
UniTek Global Services, Inc.	3.2%
TIBCO Software Inc.	3.0%
Tenawa Resource Holdings LLC	2.8%
Deltek, Inc.	2.8%
Ascend Learning, LLC	2.7%
Kronos Incorporated	2.6%
McGraw-Hill Global Education Holdings, LLC	2.5%
Envision Acquisition Company, LLC	2.5%
Tolt Solutions, Inc.	2.4%
Crowley Holdings Preferred, LLC	2.4%

Industry	Percent of Total Assets
Software	22.6%
Business Services	17.5%
Education	13.1%
Federal Services	8.4%
Healthcare Services	7.2%
Distribution & Logistics	7.0%
Energy	5.1%
Media	4.1%
Consumer Services	3.2%
Business Products	1.7%

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 15 years ago. We focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are secular and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and President and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. John R. Kline, our Chief Operating Officer and Executive Vice President and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or with respect to the Predecessor Entities' business. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasizes capital structure seniority in the Investment Adviser's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facility

          The amount available under our Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. For a detailed discussion of our credit facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources."

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities. We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

Investment Criteria

          The Investment Adviser has identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

  •
  Defensive growth industries.  We seek to invest in industries that can succeed in both robust and weak economic environments but which are also sufficiently large and growing to achieve high valuations providing enterprise value cushion for our targeted debt securities.

  •
  High barriers to competitive entry.  We target industries and companies that have well defined industries and well established, understandable barriers to competitive entry.

  •
  Recurring revenue.  Where possible, we focus on companies that have a high degree of predictability in future revenue.

  •
  Flexible cost structure.  We seek to invest in businesses that have limited fixed costs and therefore modest operating leverage.

  •
  Strong free cash flow and high return on assets.  We focus on businesses with a demonstrated ability to produce meaningful free cash flow from operations. We typically target companies that are not asset intensive and that have minimal capital expenditure and minimal working capital growth needs.

  •
  Sustainable business and niche market dominance.  We seek to invest in businesses that exert niche market dominance in their industry and that have a demonstrated history of sustaining market leadership over time.

  •
  Established companies.  We seek to invest in established companies with sound historical financial performance. We do not intend to invest in start-up companies or companies with speculative business plans.

  •
  Private equity sponsorship.  We generally seek to invest in companies in conjunction with private equity sponsors who it knows and trusts and who have proven capabilities in building value.

  •
  Seasoned management team.  We generally require that its portfolio companies have a seasoned management team with strong corporate governance. Oftentimes we have a historical relationship with or direct knowledge of key managers from previous investment experience.

Investment Selection and Process

          The Investment Adviser believes it has developed a proven, consistent and replicable investment process to execute our investment strategy. The Investment Adviser seeks to identify the most attractive investment sectors from the top down and then works to become the most advantaged investor in these sectors. The steps in the Investment Adviser's process include:

          Identifying attractive investment sectors top down:    The Investment Adviser works continuously and in a variety of ways to proactively identify the most attractive sectors for investment opportunities. The investment professionals of the Investment Adviser participate in this process through both individual and group efforts, formal and informal. The Investment Adviser has also worked with consultants, investment bankers and public equity managers to supplement its internal analyses, although the prime driver of sector ideas has been the Investment Adviser itself.

          Creating competitive advantages in the selected industry sectors:    Once a sector has been identified, the Investment Adviser works to make itself the most advantaged and knowledgeable investor in that sector. An internal working team is assigned to each project. The team may spend months confirming the sector thesis and building the Investment Adviser's leadership in this sector. In general, the Investment Adviser seeks to construct proprietary databases and to utilize the best specialized industry consultants. The Investment Adviser particularly stresses the establishment of close relationships with operating managers in each field in order to gain the deepest possible level of understanding. When advisable, industry executives have been placed on New Mountain Capital's Management Advisory Board or have been hired on salary as "executives in residence". When the Investment Adviser considers specific investment ideas in its chosen sectors, it can triangulate its own views against the views of its management relationships, consultants, brokers, bankers and others. The Investment Adviser believes this multi-front analysis leads to strong decision making and company identification. The Investment Adviser also believes that its "flexible specialization" approach gives us all the benefits of a narrow-based sector fund without forcing us to invest in any industry sector at an inappropriate time for that sector. The Investment Adviser can also become a leading investment expert in lesser known or smaller sectors that would not support an entire fund dedicated solely to them.

          Targeting companies with leading market share and attractive business models in its chosen sectors:    The Investment Adviser, consistent with New Mountain Capital's historical approach, typically follows a "good to great" approach, seeking to invest in debt securities of companies in its chosen sectors that it believes are already safe and successful but where the Investment Adviser sees an opportunity for further increases in enterprise value due to special circumstances existing at the time of the financing or through value that a sponsor can add. The investment professionals of the Investment Adviser have been successful in targeting companies with leading market shares, rapid growth, high free cash flows, high operating margins, high barriers to entry and which produce goods or services that are of value to their customers.

          Utilizing this research platform, we have largely invested in the debt of companies and industries that have been researched by New Mountain Capital's private equity efforts. In many instances, we have studied the specific debt issuer with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to a potential private equity investment. In other situations, while New Mountain Capital may not have specifically analyzed the issuer in the past, we have deep knowledge of the company's industry through New Mountain Capital's private equity work. We expect the Investment Adviser to continue this approach in the future.

          Beyond the foregoing, the investment professionals of the Investment Adviser have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community. We have sourced and we expect to continue sourcing new investment opportunities from both private equity sponsors and other lenders and agents. In private equity, we have strong, personal relationships with principals at a significant majority of relevant sponsors, and we expect that we will continue to utilize those relationships to generate investment opportunities. In the same fashion, we have an extensive relationship network with lenders and agents, including commercial banks, investment banks, loan funds, mezzanine funds and a wide range of smaller agents that seek debt capital on behalf of their clients. In addition to newly issued primary opportunities, we have extensive experience in sourcing investment opportunities from the secondary market, and will continue to actively monitor that large, and often volatile, area for appropriate investment opportunities.

          This team performs the core underwriting function to determine the attractiveness of the target's business model, focusing on the investment criteria described above. The team ultimately develops a forecast of a target's likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting, and operations. We believe the presence within New Mountain Capital of numerous former CEOs and other senior operating executives, and their active involvement in our underwriting process, combined with New Mountain Capital's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator for us versus typical debt investment vehicles.

          In addition to performing rigorous business due diligence, the Investment Adviser also thoroughly reviews and/or structures the relevant credit documentation, including bank credit agreements and bond indentures, to ensure that any securities we invest in have appropriate credit rights, protections and remedies. There is a strong focus on appropriate covenant packages. This part of the process, as well as the determination of the appropriate price/yield parameters for individual securities, is led by Robert A. Hamwee, John R. Kline and James W. Stone III with significant input as needed from other professionals with extensive credit experience, such as Steven B. Klinsky, New Mountain Capital's Managing Director, Founder and Chief Executive Officer, and others.

Investment Committee

          The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein, Michael B. Ajouz and John R. Kline. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. The Investment Committee is responsible for approving all of our investment purchases above $10.0 million. The Investment Committee also monitors investments in our portfolio and approves all asset dispositions above $10.0 million. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

          The purpose of the Investment Committee is to evaluate and approve, as deemed appropriate, all investments by the Investment Adviser, subject to certain thresholds. The Investment Committee process is intended to bring the diverse experience and perspectives of the Investment Committee's members to the analysis and consideration of every investment. The Investment Committee also serves to provide investment consistency and adherence to the Investment Adviser's investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

          In addition to reviewing investments, the Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of our investment team are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

          We target debt investments that will yield meaningful current income and occasionally provide the opportunity for capital appreciation through equity securities. Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve its total return target.

Debt Investments

          The terms of our debt investments are tailored to the facts and circumstances of the transaction and prospective portfolio company and structured to protect its rights and manage its risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is the cash interest that we collect on its debt investments.

  •
  First Lien Loans and Bonds.  First lien loans and bonds generally have terms of four to seven years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. These first lien loans and bonds may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

  •
  Second Lien Loans and Bonds.  Second lien loans and bonds generally have terms of five to eight years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. These second lien loans and bonds may include PIK interest.

  •
  Unsecured Senior, Subordinated and "Mezzanine" Loans and Bonds.  Any unsecured investments are generally expected to have terms of five to ten years and provide for a fixed interest rate. Unsecured investments may include PIK interest and may have an equity component, such as warrants to purchase common stock in the portfolio company.

          In addition, from time to time we may also enter into revolving credit facilities, bridge financing commitments, delayed draw commitments or other commitments which can result in providing future financing to a portfolio company.

Equity Investments

          When we make a debt investment, we may be granted equity in the portfolio company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Portfolio Company Monitoring

          We monitor the performance and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of our original investment strategy. We use several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

  •
  review of monthly and/or quarterly financial statements and financial projections for portfolio companies provided by its management;

  •
  ongoing dialogue with and review of original diligence sources;

  •
  periodic contact with portfolio company management (and, if appropriate the private equity sponsor) to discuss financial position, requirements and accomplishments; and

  •
  assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

          We use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. We use a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations and risk has increased materially since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that we will not recoup our original cost basis in the investment and may realize a substantial loss upon exit.

          The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of March 31, 2015:

	As of March 31, 2015
(in millions)	Par Value(1)
Investment Rating		Percent	Fair Value	Percent
Investment Rating 1	$280.6	20.6%	$292.9	20.8%
Investment Rating 2	1,005.9	73.6%	1,062.8	75.7%
Investment Rating 3	61.2	4.5%	40.9	2.9%
Investment Rating 4	17.4	1.3%	8.2	0.6%

	$1,365.1	100.0%	$1,404.8	100.0%

(1)
Excludes shares and warrants.

Exit Strategies/Refinancing

          We exit our investments typically through one of four scenarios: (i) the sale of the portfolio company itself resulting in repayment of all outstanding debt, (ii) the recapitalization of the portfolio company in which our loan is replaced with debt or equity from a third party or parties (in some cases, we may choose to participate in the newly issued loan(s)), (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity or (iv) the sale of the debt investment by us. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Managerial Assistance

          In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance, except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

          We compete for investments with a number of BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, the leveraged model that we employ to perform our due diligence with the broader New Mountain Capital team and our model of investing in companies and industries we know well.

          We believe that some of our competitors may make investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors — Risks Relating to Our Business".

Employees

          We do not have any employees. Day-to-day investment operations that are conducted by us are managed by the Investment Adviser. See "Investment Management Agreement". We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including the compensation of our chief financial officer and chief compliance officer, and their respective staffs. For a more detailed discussion of the Administration Agreement, see "Administration Agreement".

Properties

          Our executive office is located at 787 Seventh Avenue, 48th Floor, New York, New York 10019. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

          We, our consolidated subsidiaries, the Investment Adviser and the Administrator are not currently subject to any material legal proceedings, although these entities may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

 PORTFOLIO COMPANIES

          The following table sets forth certain information as of March 31, 2015, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments that we may provide, if requested, and the board observation or participation rights we may receive. We do not "control" any of our portfolio companies but we are an "affiliate" of NMFC Senior Loan Program I LLC, which is one of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would "control" a portfolio company if we owned more than 25.0% of its voting securities and would be an "affiliate" of a portfolio company if we owned 5.0% or more of its voting securities.

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(22)	Maturity Date	Yield to Maturity at Cost(23)	Percent of Class Held(24)	Fair Value
							(in thousands)
Non-Controlled/Non-Affiliated Investments
Acrisure, LLC	Business Services	Second lien(2)	11.50% (L + 10.50%/Q)	3/31/2020	12.88%	—	$35,602
5664 Prairie Creek Drive SE
Caledonia, MI 49316
Aderant North America, Inc.	Software	Second lien(2)	10.00% (L + 8.75%/Q)	6/20/2019	10.89%	—	24,060
500 Northridge Road, Suite 800	Software	Second lien(3)	10.00% (L + 8.75%/Q)	6/20/2019	10.89%	—	5,013
Atlanta, GA 30350

							29,073

AgKnowledge Holdings Company, Inc.	Business Services	Second lien(2)	9.25% (L + 8.25%/M)	7/23/2020	10.46%	—	17,899
6060 Piedmont Row Drive South
Charlotte, NC 28287
Air Newco LLC**.	Software	Second lien(3)	10.50% (L+ 9.50%/M)	1/31/2023	12.32%	—	28,650
Munro House, Portsmouth Road
Cobham, Surrey KT11 1TF
United Kingdom
Alion Science and Technology Corporation	Federal Services	Warrants(3)	—	—	—	1.94%	—
1750 Tysons Boulevard Suite 1300 McLean, VA 22102
American Pacific Corporation**	Specialty Chemicals	First lien(2)	7.00% (L + 6.00%/M)	2/27/2019	7.84%	—	19,940
3883 Howard Hughes Parkway Suite 700	and Materials
Las Vegas, NV 89169
American Tire Distributors, Inc.	Distribution &	Subordinated(3)	10.25%/S	3/1/2022	10.65%	—	10,450
PO Box 3145	Logistics
Huntersville, NC 28070
Aricent Technologies	Business Services	Second lien(2)	9.50% (L + 8.50%/M)	4/14/2022	10.78%	—	20,200
303 Twin Dolphin Drive,	Business Services	Second lien(3)	9.50% (L + 8.50%/M)	4/14/2022	10.78%	—	2,576
Suite 600 Redwood City, CA 94605

							22,776

Ascend Learning, LLC	Education	First lien(2)	6.00% (L + 5.00%/Q)	7/31/2019	6.78%	—	10,869
5 Wall Street	Education	Second lien(3)	9.50% (L + 8.50%/Q)	11/30/2020	10.63%	—	28,927
Burlington, MA 01803

							39,796

Aspen Dental Management, Inc.	Healthcare Services	First lien(2)	7.00% (L + 5.50%/Q)	10/6/2016	7.69%	—	20,860
281 Sanders Creek Parkway	Healthcare Services	First lien(3)(11) —	—	4/6/2016	—	—	(44)
East Syracuse, NY 13057		Undrawn

							20,816

ATI Acquisition Company (fka Ability Acquisition, Inc.)(13)	Education	First lien(2)	17.25% (P + 10.00% + 4.00%	6/30/2012 —	—	—	—
6351 Boulevard 26, Suite 275			PIK/Q)(7)*	Past Due
North Richland Hills, TX 76180	Education	First lien(2)	17.25% (P + 10.00% + 4.00% PIK/Q)(7)*	6/30/2012 — Past Due	—	—	—
Ancora Acquisition LLC(13)	Education	Preferred	—	—	—	3.72%	422
8701 Bedford Euless Road,		shares(6)
Suite 400	Education	Warrants(6)	—	—	—	3.72%	—
Hurst, TX 76053

							422

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(22)	Maturity Date	Yield to Maturity at Cost(23)	Percent of Class Held(24)	Fair Value
							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Brock Holdings III, Inc.	Industrial Services	Second lien(2)	10.00% (L + 8.25%/Q)	3/16/2018	9.87%	—	$6,580
10343 Sam Houston Park Drive Suite 200 Houston, TX 77064
CompassLearning, Inc.(14)	Education	First lien(2)	8.00% (L + 6.75%/Q)	11/26/2018	9.17%	—	29,088
203 Colorado Street Austin, TX 78701
Confie Seguros Holding II Co.	Consumer Services	Second lien(2)	10.25% (L + 9.00%/M)	5/8/2019	11.01%	—	18,862
7711 Center Avenue, Suite 200	Consumer Services	Second lien(3)	10.25% (L + 9.00%/M)	5/8/2019	11.01%	—	5,564
Huntington Beach, CA 92647

							24,426

CRGT Inc.	Federal Services	First lien(2)	7.50% (L + 6.50%/Q)	12/19/2020	8.64%	—	24,440
11921 Freedom Drive, Suite 1000 Reston, VA 20190
Crowley Holdings Preferred, LLC	Distribution &	Preferred	12.00% (10.00% + 2.00%	—	12.55%	17.50%	35,686
9487 Regency Square Boulevard	Logistics	shares(3)(20)	PIK/Q)*
Jacksonville, FL 32225
Deltek, Inc.	Software	Second lien(2)	10.00% (L + 8.75%/Q)	10/10/2019	10.77%	—	40,450
2291 Wood Oak Drive	Software	Second lien(3)	10.00% (L + 8.75%/Q)	10/10/2019	10.77%	—	1,011
Herndon, VA 20171

							41,461

Edmentum, Inc.(fka Plato, Inc.)	Education	Second lien(2)	11.25% (L + 9.75%/Q)(7)	5/17/2019	12.34%	—	12,500
5600 West 83rd Street 8200 Tower, Suite 300	Education	Second lien(3)	11.25% (L + 9.75%/Q)(7)	5/17/2019	12.34%	—	3,075
Bloomington, MN 55437

							15,575

Education Management Corporation**(27)
210 Sixth Avenue, 33rd Floor
Pittsburgh, PA 15222
Education Management II LLC**	Education	First lien(2)	5.50% (L + 4.50% /M)	7/2/2020	7.57%	—	231
	Education	First lien(3)	5.50% (L + 4.50% /M)	7/2/2020	7.57%	—	130
	Education	First lien(2)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	13.62%	—	340
	Education	First lien(3)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	13.62%	—	192
Education Management Corporation**	Education	Preferred shares(2)	—	—	—	0.26%	227
	Education	Preferred shares(3)	—	—	—	0.26%	128
	Education	Preferred shares(2)	—	—	—	0.20%	109
	Education	Preferred shares(3)	—	—	—	0.20%	62

							1,419

Eiger Acquisition B.V. (Eiger Co-Borrower, LLC)**	Software	Second lien(3)	10.13% (L + 9.13%/Q)	2/17/2023	13.00%	—	9,050
Molengraaffsingel 33 2629 JD Delft
PO Box 5066, 2600 GB Delft
The Netherlands
Envision Acquisition Company, LLC	Healthcare Services	Second lien(2)	9.75% (L + 8.75%/Q)	11/4/2021	11.11%	—	26,893
2181 East Aurora Road	Healthcare Services	Second lien(3)	9.75% (L + 8.75%/Q)	11/4/2021	11.11%	—	9,568
Suite 201 Twinsburg, OH 44087

							36,461

eResearchTechnology, Inc.	Healthcare Services	First lien(2)	6.00% (L + 4.75%/Q)	5/2/2018	7.33%	—	14,059
1818 Market Street, Suite 1000
Philadelphia, PA 19103
Evergreen Skills Lux S.À.R.L.**.	Education	Second lien(3)	9.25% (L + 8.25%/Q)	4/28/2022	10.91%	—	2,830
8, Rue Notre-Dame L-2240, Luxembourg
First American Payment Systems, L.P.	Business Services	Second lien(2)	10.75% (L + 9.50%/M)	4/12/2019	11.98%	—	18,504
100 Throckmorton Street Suite 1800 Fort Worth, TX 76102

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(22)	Maturity Date	Yield to Maturity at Cost(23)	Percent of Class Held(24)	Fair Value
							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
GCA Services Group, Inc.	Business Services	Second lien(3)	9.25% (L + 8.00%/Q)	11/1/2020	10.27%	—	$3,984
1350 Euclid Avenue, Suite 1500
Cleveland, OH 44115
GSDM Holdings Corp	Healthcare Services	Subordinated(4)	10.00%/Q	6/23/2020	10.62%	—	14,782
66 Route 17 North Paramus, NJ 07652
Harley Marine Services, Inc.	Distribution &	Second lien(2)	10.50% (L + 9.25%/Q)	12/20/2019	11.82%	—	8,910
910 SW Spokane Street	Logistics
Seattle, WA 98134
Hill International, Inc.	Business Services	First lien(2)	7.75% (L + 6.75%/Q)	9/26/2020	8.88%	—	34,216
303 Lippincott Centre Marlton, NJ 08053
Immucor, Inc.	Healthcare Services	Subordinated(2)(9)	11.13%/S	8/15/2019	11.87%	—	5,394
3130 Gateway Drive Norcross, GA 30091
KeyPoint Government Solutions, Inc.	Federal Services	First lien(2)	7.75% (L + 6.50%/Q)	11/13/2017	8.67%	—	28,333
1750 Foxtail Drive Loveland, CO 80538
Kronos Incorporated	Software	Second lien(2)	9.75% (L + 8.50%/M)	4/30/2020	10.75%	—	33,539
297 Billerica Road	Software	Second lien(3)	9.75% (L + 8.50%/M)	4/30/2020	10.75%	—	5,138
Chelmsford, MA 01824

							38,677

Learning Care Group (US) Inc.(17)
21333 Haggerty Road, Suite 300
Novi, MI 48375
Learning Care Group (US) No. 2 Inc.	Education	First lien(2)	5.50% (L + 4.50%/Q)	5/5/2021	6.55%	—	4,482
ASP LCG Holdings, Inc.	Education	Warrants(3)	—	—	—	2.30%	274

							4,756

MailSouth, Inc. (d/b/a Mspark)	Media	First lien(2)	6.75% (Base Rate + 4.99%/	12/14/2016	8.78%	—	15,855
5901 Highway 52 East			Q)(25)
Helena, AL 35080	Media	First lien(3)(11) — Undrawn	—	12/14/2016	—	—	(152)

							15,703

McGraw-Hill Global Education Holdings, LLC	Education	First lien(2)(9)	9.75%/S	4/1/2021	10.24%	—	27,195
2 Penn Plaza, 12th Floor	Education	First lien(2)	5.75% (L + 4.75%/Q)	3/22/2019	6.99%	—	9,939
New York, NY 10121

							37,134

McGraw-Hill School Education Holdings, LLC	Education	First lien(2)	6.25% (L + 5.00%/M)	12/18/2019	7.02%	—	21,814
2 Penn Plaza, 12th Floor
New York, NY 10121
QC McKissock Investment, LLC(26)
218 Liberty Street
Warren, PA 16365
QC McKissock Investment, LLC	Education	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	8.50%	—	3,106
McKissock, LLC	Education	First lien(2)	7.50% (L + 6.50%/Q)	8/5/2019	8.50%	—	4,811
	Education	First lien(2)(11) — Drawn	7.50% (L + 6.50%/Q)	8/5/2019	8.50%	—	564
	Education	First lien(2)(11) — Undrawn	—	8/5/2019	—	—	(47)

							8,434

Meritas Schools Holdings, LLC	Education	First lien(2)	7.00% (L + 5.75%/Q)	6/25/2019	7.75%	—	21,711
630 Dundee Road, Suite 400	Education	Second lien(2)	10.00% (L + 9.00%/Q)	1/23/2021	11.20%	—	12,090
Northbrook, IL 60062

							33,801

Navex Global Inc.	Software	First lien(4)	5.75% (L + 4.75%/Q)	11/19/2021	6.87%	—	10,494
6000 Meadows Road, Suite 200	Software	First lien(2)	5.75% (L + 4.75%/Q)	11/19/2021	6.87%	—	4,431
Lake Oswego, OR 97035	Software	Second lien(4)	9.75% (L + 8.75%/Q)	11/18/2022	11.17%	—	11,834
	Software	Second lien(3)	9.75% (L + 8.75%/Q)	11/18/2022	11.17%	—	4,996

							31,755

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(22)	Maturity Date	Yield to Maturity at Cost(23)	Percent of Class Held(24)	Fair Value
							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)	Business Services	First lien(2)	7.50% (L + 6.25%/Q)	7/7/2020	8.62%	—	$18,905
1 Elmcroft Road Stamford, CT 06926
Packaging Coordinators, Inc.(12)	Healthcare	Second lien(3)	9.00% (L + 8.00%/Q)	8/1/2022	10.35%	—	4,925
3001 Red Lion Road	Products
Philadelphia, PA 19114
PCI Pharma Holdings UK Limited**	Healthcare	Ordinary shares(2)	—	—	—	0.44%	1,175
Units 23-24, Tafarnaubach Industrial Estate Tredegar, Gwent, NP22 3AA United Kingdom	Products

							6,100

Pelican Products, Inc.	Business Products	Second lien(3)	9.25% (L + 8.25%/Q)	4/9/2021	10.17%	—	15,423
23215 Early Avenue	Business Products	Second lien(2)	9.25% (L + 8.25%/Q)	4/9/2021	10.17%	—	9,950
Torrance, CA 90505

							25,373

Permian Tank & Manufacturing, Inc.	Energy	First lien(2)	10.50%/S	1/15/2018	10.59%	—	13,640
2701 West Interstate 20 Odessa, TX 79760
PetVet Care Centers LLC.	Consumer Services	Second lien(3)	9.75% (L + 8.75%/Q)	6/17/2021	11.09%	—	23,760
1 Gorham Island, Suite 300
Westport, CT 06880
Physio-Control International, Inc.	Healthcare	First lien(2)	9.88%/S	1/15/2019	10.25%	—	7,100
11811 Willows Road NE	Products
Redmond, WA 98052
Pinnacle Holdco S.à.r.l. / Pinnacle (US) Acquisition Co Limited**	Software	Second lien(2)	10.50% (L + 9.25%/Q)	7/30/2020	11.55%	—	21,879
41, Boulevard Prince Henri	Software	Second lien(3)	10.50% (L + 9.25%/Q)	7/30/2020	11.55%	—	7,288
L-1724 Luxembourg

							29,167

PowerPlan Holdings, Inc.	Software	Second lien(2)	10.75% (L + 9.75%/Q)	2/23/2023	12.27%	—	9,900
300 Galleria Parkway, Suite 2100
Atlanta, GA 30339
Project Sunshine IV Pty Ltd**	Media	First lien(2)	8.00% (L + 7.00%/M)	9/23/2019	8.93%	—	15,866
222 Lonsdale Street Melbourne, Victoria, Australia
Rocket Software, Inc.	Software	Second lien(2)	10.25% (L + 8.75%/Q)	2/8/2019	10.94%	—	30,991
77 Fourth Avenue Waltham, MA 02451
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.	Energy	First lien(2)	12.25%/S	12/15/2018	12.83%	—	19,375
777 Post Oak Boulevard Suite 400 Houston, TX 77056
Smile Brands Group Inc.	Healthcare Services	First lien(2)	7.50% (L + 6.25%/M)	8/16/2019	8.39%	—	13,033
8105 Irvine Center Drive Suite 1500 Irvine, CA 92618
Sophia Holding Finance LP / Sophia Holding Finance Inc.	Software	Subordinated(3)	9.63%/S	12/1/2018	9.96%	—	3,548
4375 Fair Lakes Court Fairfax, VA 22033
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)	Federal Services	First lien(2)	9.00% (L + 7.50%/M)	4/21/2017	9.98%	—	6,603
2121 Cooperative Way, Suite 400 Herndon, VA 20171
SRA International, Inc.	Federal Services	First lien(2)	6.50% (L + 5.25%/Q)	7/20/2018	7.63%	—	31,953
4300 Fair Lakes Court Fairfax, VA 22033

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(22)	Maturity Date	Yield to Maturity at Cost(23)	Percent of Class Held(24)	Fair Value
							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Synarc-Biocore Holdings, LLC	Healthcare Services	Second lien(3)	9.25% (L + 8.25%/Q)	3/10/2022	10.58%	—	$2,313
826 Newtown Yardley Road
Newtown, PA 18940
TASC, Inc.	Federal Services	First lien(2)	7.00% (L + 6.00%/Q)	5/22/2020	8.14%	—	31,244
4801 Stonecroft Boulevard	Federal Services	Second lien(3)	12.00%/Q	5/21/2021	13.06%	—	2,120
Chantilly, VA 20151

							33,364

TIBCO Software, Inc.**.	Software	First lien(2)	6.50% (L + 5.50%/M)	12/4/2020	8.48%	—	30,050
3303 Hillview Avenue	Software	Subordinated(3)	11.38%/S	12/1/2021	12.54%	—	15,244
Palo Alto, CA 94304

							45,294

Tolt Solutions, Inc.(15)	Business Services	First lien(2)	7.00% (L + 6.00%/Q)	3/7/2019	7.65%	—	17,965
3350 Rutherford Road	Business Services	First lien(2)	12.00% (L + 11.00%/Q)	3/7/2019	13.01%	—	18,344
Taylors, SC 29687

							36,309

Transtar Holding Company	Distribution &	Second lien(2)	10.00% (L + 8.75%/Q)	10/9/2019	11.16%	—	27,805
7350 Young Drive	Logistics
Cleveland, OH 44146
TWDiamondback Holdings Corp.(8)
Diamondback Drugs of Delaware, LLC (TWDiamondback II Holdings LLC)	Distribution &	First lien(4)	9.75% (L + 8.75%/Q)	11/19/2019	10.67%	—	19,895
7631 East Indian School Road	Logistics
Scottsdale, AZ 85251	Distribution & Logistics	First lien(3)(11) — Undrawn	—	5/19/2015	—	—	—
	Distribution & Logistics	First lien(4)(11) — Undrawn	—	5/19/2015	—	—	—
	Distribution & Logistics	Preferred shares(4)	—	—	—	4.63%	2,000

							21,895

Vertafore, Inc.	Software	Second lien(2)	9.75% (L + 8.25%/Q)	10/27/2017	9.72%	—	13,980
11724 NE 195th Street	Software	Second lien(3)	9.75% (L + 8.25%/Q)	10/27/2017	9.72%	—	2,018
Bothell, WA 98011

							15,998

Virtual Radiologic Corporation	Healthcare	First lien(2)	7.25% (L + 5.50%/Q)	12/22/2016	7.51%	—	5,026
11995 Singletree Lane Suite 500	Information Technology
Eden Prairie, MN 55344
Vision Solutions, Inc.	Software	Second lien(2)	9.50% (L + 8.00%/M)	7/23/2017	9.71%	—	13,930
15300 Barranca Parkway Irvine, CA 92618
Vitera Healthcare Solutions, LLC	Software	First lien(2)	6.00% (L + 5.00%/Q)	11/4/2020	7.02%	—	1,982
4301 West Boy Scout Boulevard Suite 800	Software	Second lien(2)	9.25% (L + 8.25%/Q)	11/4/2021	10.65%	—	6,878
Tampa, FL 33607

							8,860

Weston Solution, Inc.	Business Services	Subordinated(4)	16.00% (11.50% + 4.50%	7/3/2019	16.99%	—	21,080
1400 Weston Way			PIK/Q)*
PO Box 2653
West Chester, PA 19380
York Risk Services Holdings Corp.	Business Services	Subordinated(3)	8.50%/S	10/1/2022	8.77%	—	2,846
99 Cherry Hill Road, Suite 102
Parsippany, NJ 07054
YP Holdings LLC(10)
2247 Northlake Parkway Tucker, GA 30084
YP LLC	Media	First lien(2)	8.00% (L + 6.75%/M)	6/4/2018	8.82%	—	24,535
YP Equity Investors LLC	Media	Warrants(5)	—	—	—	4.96%	5,304

							29,839

Total Non-Controlled/Non-Affiliated Investments							$1,292,569

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(22)	Maturity Date	Yield to Maturity at Cost(23)	Percent of Class Held(24)	Fair Value
							(in thousands)
Non-Controlled/Affiliated Investments(18)
NMFC Senior Loan Program I LLC**	Investment in Fund	Membership	—	—	12.33%	24.73%	$22,846
787 Seventh Avenue, 48th Floor		interest(3)
New York, NY 10019
Tenawa Resource Holdings LLC(16)
333 Clay Street, Suite 4060 Houston, TX 77002
Tenawa Resource Management LLC	Energy	First lien(3)	10.50% (P + 8.00%/Q)	5/12/2019	11.06%	—	39,500
QID NGL LLC	Energy	Ordinary shares(3)	—	—	—	5.05%	2,500

							42,000

Total Non-Controlled/Affiliated Investments							$64,846

Controlled Investments(19)
UniTek Global Services, Inc.	Business Services	First lien(2)	8.50% (L + 7.50%/Q)	1/13/2019	9.21%	—	$6,786
Gwynedd Hall 1777 Sentry	Business Services	First lien(3)	8.50% (L + 7.50%/Q)	1/13/2019	9.21%	—	4,060
Parkway West, Suite 302	Business Services	First lien(3)	9.50% (L + 7.50% + 1.00%	1/13/2019	10.28%	—	8,782
Blue Bell, PA 19422			PIK/Q)*
	Business Services	Subordinated(2)	15.00% PIK/Q*	7/13/2019	15.87%	—	1,376
	Business Services	Subordinated(3)	15.00% PIK/Q*	7/13/2019	15.87%	—	824
	Business Services	First lien(3)(11) — Undrawn	—	1/13/2019	—	—	—
	Business Services	First lien(3)(11) — Undrawn	—	1/13/2019	—	—	—
	Business Services	Preferred shares(2)(21)	—	—	18.86%	26.76%	12,951
	Business Services	Preferred shares(3)(21)	—	—	18.86%	26.76%	3,578
	Business Services	Ordinary shares(2)	—	—	—	26.76%	7,037
	Business Services	Ordinary shares(3)	—	—	—	26.76%	1,945

							47,339

Total Controlled Investments							47,339

Total Investments							$1,404,754

(1)
The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, NMF Holdings as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower, Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA and Morgan Stanley, N.A. as Lenders.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment or a portion of the investment is on non-accrual status.

(8)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(9)
Securities are registered under the Securities Act.

(10)
The Company holds investments in two related entities of YP Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Company has a debt investment in Packaging Coordinators, Inc. and holds ordinary equity in PCI Pharma Holdings UK Limited, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(13)
The Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Company has debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(14)
The Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(15)
The Company holds two first lien investments in Tolt Solutions, Inc. The debt investment with an interest rate at base rate + 6.00% is structured as a first lien first out debt investment. The debt investment with an interest rate at base rate + 11.00% is structured as a first lien last out debt investment.

(16)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 5.05% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds an investment in the Term Loan of Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(17)
The Company holds investments in two wholly-owned subsidiaries of Learning Care Group (US) Inc. The Company has a debt investment in Learning Care Group (US) No. 2 Inc. and holds warrants to purchase common stock of ASP LCG Holdings, Inc.

(18)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company.

(19)
Denotes investments in which the Company is in "Control", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment.

(20)
Total shares reported assumes shares issued for the capitalization of PIK interest. Actual shares owned total 35,000.

(21)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(22)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR (L) or the Prime Rate (P) and which resets quarterly (Q), monthly (M), semi-annually (S) or annually (A). For each debt investment we have provided the current interest rate in effect as of March 31, 2015.

(23)
Assumes that all investments not on non-accrual are purchased at the adjusted cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date). This calculation excludes the impact of existing leverage. Yield to Maturity at Cost uses the LIBOR curves at each quarter's respective end date

(24)
Percent of class held is presented only for equity positions.

(25)
The base rate and spread is a blended interest rate. The base rate is determined by reference to both LIBOR and Prime Rate.

(26)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC and holds a first lien term loan and a delayed draw term loan in McKissock, LLC, which is an indirect subsidiary of QC McKissock Investment, LLC.

(27)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and series A-2 mandatory convertible preferred stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

*
All or a portion of interest contains PIK.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of March 31, 2015, 11.8% of our total assets were non-qualifying assets.

          As of March 31, 2015, we had no single investment that represented greater than 5.0% of our total assets.

MANAGEMENT

Board of Directors and Executive Officers

          Our business and affairs are managed under the direction of our board of directors. Our board of directors appoints our officers, who serve at the discretion of our board of directors. Our board of directors has an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee and may establish additional committees from time to time as necessary.

          Our board of directors consists of seven members, four of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our governing documents, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our governing documents also give our board of directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

          Information regarding our board of directors is set forth below. The directors have been divided into two groups — independent directors and interested directors. Interested directors are "interested persons" of NMFC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
David Ogens	60	Director	2010	2018
Alfred F. Hurley, Jr.	60	Director	2010	2016
Kurt J. Wolfgruber	64	Director	2010	2017
David R. Malpass	59	Director	2012	2017
Interested Directors
Steven B. Klinsky	58	Chairman of the Board of Directors	2010	2017
Robert A. Hamwee	45	Chief Executive Officer, President and Director	2010	2016
Adam B. Weinstein	36	Executive Vice President and Chief Administrative Officer	2012	2018

Executive Officers Who Are Not Directors

          Information regarding our executive officers who are not directors is set forth below.

Name	Age	Position
Paula A. Bosco	42	Chief Compliance Officer, Chief Regulatory Counsel and Corporate Secretary
David M. Cordova	34	Chief Financial Officer and Treasurer
John R. Kline	39	Executive Vice President and Chief Operating Officer

          The address for each executive officer is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Biographical Information

Directors

          Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to our affairs, is able to work with the other members of the board of directors and contribute to our success and can represent the long-term interests of our stockholders as a whole. We have selected our current directors to provide a range of backgrounds and experience to our board of directors. Set forth below is biographical information for each director, including a discussion of the director's particular experience, qualifications, attributes or skills that led us to conclude, as of the date of this prospectus, that the individual should serve as a director, in light of our business and structure.

Independent Directors

          David Ogens has been a director of NMFC since November 2010. Mr. Ogens has served as the President and a Director of Med Inc. since 2011, a company that provides complex rehabilitation services to patients with serious muscular/neuro diseases. Previously, Mr. Ogens served as Senior Managing Director and Head of Investment Banking at Leerink Swann LLC, a specialized healthcare investment bank focused on emerging growth healthcare companies, from 2005 to 2009. Prior to serving at Leerink Swann LLC, Mr. Ogens was Chairman and Co-Founder of SCS Financial Services, LLC, a private wealth management firm. Before co-founding SCS Financial Services, LLC in 2002, Mr. Ogens was a Managing Director in the Investment Banking Division of Goldman, Sachs & Co, where he served as a senior investment banker and a head of the High Technology Investment Banking Group. Mr. Ogens received his Bachelor of Arts ("B.A." or "A.B.") and Master of Business Administration ("M.B.A.") from the University of Virginia.

          Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to our board of directors. This background positions Mr. Ogens well to serve as our director.

          Kurt J. Wolfgruber has been a director of NMFC since November 2010, and is currently a private investor. Mr. Wolfgruber served as President of OppenheimerFunds, Inc., an investment management company, from March 2007 until his departure in May of 2009, during which time he was responsible for OppenheimerFunds, Inc.'s Retail and Wealth Management business units. During such period, Mr. Wolfgruber also served as Chief Investment Officer, overseeing the direction of OppenheimerFunds, Inc.'s investment organization and directing the underlying investment process. Mr. Wolfgruber joined OppenheimerFunds, Inc. in April 2000 as Senior Investment Officer and Director of Domestic Equities, in which position he was responsible for the investment process of the assets managed by OppenheimerFunds, Inc.'s Domestic Equity Portfolio teams. In 2003, Mr. Wolfgruber was named Executive Vice President and Chief Investment Officer of OppenheimerFunds, Inc. with oversight responsibilities for all investment functions including equity and fixed income research and portfolio management, trading and risk management. Prior to joining OppenheimerFunds, Inc., Mr. Wolfgruber spent 26 years at JPMorgan Investment Management in various research, portfolio management and management leadership roles. He has served as a Trustee to Exchange Traded Concepts since 2012. Mr. Wolfgruber received his B.A. in Economics from Ithaca College and his M.B.A. from the University of Virginia. He is also a Chartered Financial Analyst.

          Mr. Wolfgruber brings experience in portfolio management and his abilities as a chartered financial analyst to our board of directors. This background positions Mr. Wolfgruber well to serve as our director.

          Alfred F. Hurley, Jr.    has been a director of NMFC since November 2010. He was a Vice Chairman of Emigrant Bank and Emigrant Bancorp (collectively, the "Bank") from 2007 and 2009, respectively, to December 2012 and was a consultant to the Bank during 2013. His responsibilities at the Bank included advising the Bank's CEO on acquisitions and divestitures, asset/liability management, and new products. In addition, he was the Chairman of the Bank's Credit and Risk Management Committee from 2008 to 2012 and the Bank's acting Chief Risk Officer until January 2012. Before joining the Bank, Mr. Hurley was the Chief Executive Officer of M. Safra & Co., a private money management firm, from 2004 to 2007. Prior to joining M. Safra & Co., Mr. Hurley worked at Merrill Lynch ("ML") from 1976 to 2004. His most recent management positions included serving as Senior Vice President of ML & Co. and Head of Global Private Equity Investing, Managing Director and Head of Japan Investment Banking and Capital Markets, Managing Director and Co-Head of the Global Manufacturing and Services Group, and Managing Director and Head of the Global Automotive Aerospace and Transportation Group. As part of the management duties described above, he was a member of the Corporate and Institutional Client Group ("CICG") Executive Committee which had global responsibility for the firm's equity, debt, investment banking and private equity businesses, a member of the Japan CICG Executive Committee, and a member of the Global Investment Banking Management and Operating Group Committees. Mr. Hurley is also a member of the board of directors of Merrill Corporation, which is a privately held company that provides outsourced solutions for complex, regulated and confidential business information, where he serves as Chairman of the Compensation and Governance and Human Resources Committee and as a member of the Audit Committee. Since February 2014, Mr. Hurley is the sole member of a consulting business, Alfred F. Hurley, Jr. & Company, LLC. Mr. Hurley graduated from Princeton University with an A.B. in History, cum laude.

          Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to our board of directors. This background positions Mr. Hurley well to serve as our director.

          David R. Malpass has been a director of NMFC since July 2012. He is currently president of Encima Global, an economic research and consulting firm serving institutional investors and corporate clients. His work provides insight and analysis on global economic and political trends, with investment research spanning equities, fixed income, commodities and currencies. Before founding Encima Global, LLC in 2008, Mr. Malpass served as Bear Stearns' chief economist and Senior Managing Director from 1993 to 2008. Between February 1984 and January 1993, Mr. Malpass held economic appointments during the Reagan and Bush Administrations. He was Deputy Assistant Treasury Secretary for Developing Nations, a Deputy Assistant Secretary of State, Republican Staff Director of Congress's Joint Economic Committee, and Senior Analyst for Taxes and Trade at the Senate Budget Committee. From 1977 to 1983, Mr. Malpass worked in Portland, Oregon as a Certified Public Accountant with Arthur Andersen's systems consulting group, the

Controller at Consolidated Supply Co., and a contract administrator at Esco Corporation, a steel foundry. Mr. Malpass also has served on the board of directors of various UBS mutual funds since May 2014. Mr. Malpass authors the Current Events column in Forbes magazine, and his opinion pieces appear regularly in the Wall Street Journal. Mr. Malpass received a bachelor's degree in physics from Colorado College and a M.B.A. from the University of Denver. In addition to this, he studied international economics at Georgetown University's School of Foreign Service.

          Mr. Malpass brings his experience in global economics and research to our board of directors. This background positions Mr. Malpass well to serve as our director.

Interested Directors

          Steven B. Klinsky has served as Chairman of the board of directors of NMFC since July 2010. Mr. Klinsky is the Founder of New Mountain Capital and has served as New Mountain Capital's Chief Executive Officer since its inception in 1999. Prior to 1999, Mr. Klinsky served as a General Partner and an Associate Partner with Forstmann Little & Co. and co-founded Goldman, Sachs & Co.'s Leveraged Buyout Group. He currently serves on the board of directors of Gary Klinsky Children Centers, Private Equity Growth Capital Council, Victory Education Partners, SNL Financial LC, Avantor Performance Materials Holdings, Inc., IRI Group Holdings, Inc., and Overland Solutions, Inc., and during the five years prior to the date of this document has served on the board of directors of Oakleaf Global Holdings, Inc., Connextions, Inc., Apptis, Inc., MailSouth, Inc., National Medical Health Card Systems, Inc., RedPrairie Holding, Inc., Inmar, Inc. and Deltek, Inc. Mr. Klinsky received his B.A. in Economics and Political Philosophy from the University of Michigan. He received his M.B.A. from Harvard Business School and his J.D. from Harvard Law School.

          From his experience as an executive or director of public and private companies of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the board of directors. Mr. Klinsky's intimate knowledge of our business and operations, as a Managing Director, Founder and Chief Executive Officer of New Mountain Capital and his experience as a board member or chairman of other publicly-held companies, positions him well to serve as the chairman of our board of directors.

          Robert A. Hamwee has served on the board of directors of NMFC since July 2010. Mr. Hamwee has served as NMFC's Chief Executive Officer since July 2010 and President since March 2011. Mr. Hamwee has also served as a Managing Director of New Mountain Capital since 2008. Prior to joining New Mountain Capital, Mr. Hamwee served as a Senior Executive of GSC Group Inc. ("GSC"), a leading institutional investment manager of alternative assets, where he had day-to-day responsibility for managing GSC's control distressed debt funds from 1999 to 2008. Prior to 1999, Mr. Hamwee held various positions at Greenwich Street Capital Partners, the predecessor to GSC, and with The Blackstone Group. Mr. Hamwee has chaired numerous Creditor Committees and Bank Steering Groups, and was formerly a director of a number of public and private companies, including Envirosource, Purina Mills, and Viasystems. Mr. Hamwee received his Bachelor of Business Administration ("B.B.A.") in Finance and Accounting from the University of Michigan.

          Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of our business and operations, provides our board of directors valuable industry- and company-specific knowledge and expertise.

          Adam B. Weinstein has served on the board of directors of NMFC since July 2012. Mr. Weinstein has served as our Executive Vice President and Chief Administrative Officer since January 2013 and previously served as our Chief Financial Officer and Treasurer from July 2010. Mr. Weinstein also serves as a Managing Director and Chief Financial Officer of New Mountain

Capital and has been in various roles since joining in 2005. Prior to joining New Mountain Capital in 2005, Mr. Weinstein was a Manager at Deloitte & Touche, LLP and worked in that firm's merger and acquisition and private equity investor services areas. He also currently serves as a director of Bellerophon Therapeutics Inc., Great Oaks Foundation and Victory Education Partners. Mr. Weinstein sits on a number of boards of directors for professional and non-profit organizations. Mr. Weinstein received his B.S. from Binghamton University, is a member of the AICPA and is a New York State Certified Public Accountant.

          Mr. Weinstein brings his industry-specific expertise and background in accounting to our board of directors. This background positions Mr. Weinstein well to serve as our director.

Executive Officers Who Are Not Directors

          Paula A. Bosco has served as Chief Compliance Officer and Corporate Secretary of NMFC since July 2010. Ms. Bosco has served as our Chief Regulatory Counsel since February 2013. Ms. Bosco serves as a Managing Director, Chief Regulatory Counsel and Chief Compliance Officer of New Mountain Capital and has been in various roles since joining in 2009. Prior to joining New Mountain Capital in 2009, Ms. Bosco served as the Chief Compliance Officer for the advisory division of Lehman Brothers Inc. from 2007 to 2009. From 2005 to 2007, Ms. Bosco served as Senior Vice President and Assistant Director of International & Investment Advisory Services Compliance at Citigroup Global Markets, Inc. Prior to that, Ms. Bosco held a number of senior legal and regulatory compliance positions with investment banks and financial regulators, as well as with a large New York City law firm. Ms. Bosco received her B.A. in Political Science from the State University of New York, her J.D. from the City University of New York School of Law and her M.B.A. in Finance/Investment Management from Pace University. She is admitted to practice law in the U.S. District Court, Eastern and Southern Districts of New York, and the U.S. Court of Appeals, Second Circuit.

          David M. Cordova has served as Chief Financial Officer and Treasurer of NMFC since January 2013. Mr. Cordova joined NMFC as the BDC Finance Director in 2012. Prior to joining New Mountain Capital, he worked for Starwood Property Trust, Inc., an externally managed mortgage REIT of Starwood Capital Group, as Manager of Financial Reporting. Before joining Starwood in 2010, Mr. Cordova worked in Ernst & Young's Audit and Assurance practice from 2005 to 2010. Mr. Cordova received a B.A. in Accounting from James Madison University and a M.B.A. with concentrations in finance and economics from New York University's Leonard N. Stern School of Business.

          John R. Kline has served as an Executive Vice President and Chief Operating Officer of NMFC since January 2013. Mr. Kline also serves as a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2008, he worked at GSC Group Inc. from 2001 to 2008 as an investment analyst and trader for GSC Group Inc.'s control distressed and corporate credit funds. From 1999 to 2001, Mr. Kline was with Goldman, Sachs & Co. where he worked in the Credit Risk Management and Advisory Group. He currently serves as a director of UniTek Global Services, Inc. Mr. Kline received an A.B. degree in History from Dartmouth College.

Board Leadership Structure

          Our board of directors monitors and performs an oversight role with respect to our business and affairs, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, board of directors approve the appointment of the Administrator and officers, review and monitor the services and activities performed by the Administrator and officers and approve the engagement, and review the performance of, our independent public accounting firm.

          Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders at such times.

          Mr. Klinsky currently serves as the chairman of our board of directors. Mr. Klinsky is an "interested person" of NMFC as defined in Section 2(a)(19) of the 1940 Act because he is a Managing Director, Founder and Chief Executive Officer of New Mountain Capital, serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. We believe that Mr. Klinsky's history with New Mountain Capital, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that, at present, we are best served through this leadership structure, as Mr. Klinsky's relationship with the Investment Adviser and New Mountain Capital, provides an effective bridge and encourages an open dialogue between our management and our board of directors, ensuring that all groups act with a common purpose.

          Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

          We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine their corporate governance policies on an ongoing basis to ensure that they continue to meet their needs.

Board of Directors' Role In Risk Oversight

          Our board of directors performs its risk oversight function primarily through (1) its four standing committees which report to the board of directors, each of which are comprised solely of independent directors and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

          Our audit committee, valuation committee, nominating and corporate governance committee and compensation committee assist our board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements, including the independence of our independent auditors. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate.

The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to our board of directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation.

          Our board of directors performs its risk oversight responsibilities with the assistance of our chief compliance officer. The board of directors quarterly reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The chief compliance officer's quarterly report addresses at a minimum:

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  the operation of our compliance policies and procedures and our service providers since the last report;

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  any material changes to these policies and procedures since the last report;

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  any recommendations for material changes to these policies and procedures as a result of the chief compliance officer's quarterly review; and

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  any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks.

          In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

          We believe that our board of directors' role in risk oversight is effective, and appropriate given the extensive regulation to which we are subject as a BDC. We are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited because our asset coverage must equal at least 200.0% immediately after we incur indebtedness, we generally have to invest at least 70.0% of our total assets in "qualifying assets" and are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

          We recognize that different board of director roles in risk oversight is appropriate for companies in different situations. We intend to re-examine the manner in which the board of directors administers its oversight function on an ongoing basis to ensure that its continues to meet our needs.

Committees of the Board of Directors

          Our board of directors has established an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee. The members of each committee have been appointed by our board of directors and serve until their successor is elected and qualifies, unless they are removed or resign. During 2014, our board of directors held nine board of directors meetings, four audit committee meetings, two nominating and corporate governance committee meetings, eight valuation committee meetings and one compensation committee meetings. All directors attended at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

          The audit committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.newmountainfinance.com. The charter sets forth the responsibilities of the audit committee. The audit committee is responsible for recommending the selection of, engagement of and discharge of our independent auditors, reviewing the plans, scope and results of the audit engagement with the independent auditors, approving professional services provided by the independent auditors (including compensation therefore), reviewing the independence of the independent auditors and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt J. Wolfgruber serves as the chairman of the audit committee, and our board of directors has determined that Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber are "audit committee financial experts" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

          The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.newmountainfinance.com. The charter sets forth the responsibilities of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for determining criteria for service on the board of directors, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or committees of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the self-evaluation of the board of directors and its committees and evaluation of our management. The nominating and corporate governance committee considers nominees properly recommended by our stockholders. The members of the nominating and corporate governance committee are Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committee.

          The nominating and corporate governance committees seek candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, us and our stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:

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  are of high character and integrity;

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  are accomplished in their respective fields, with superior credentials and recognition;

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  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

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  have sufficient time available to devote to our affairs;

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  are able to work with the other members of the board of directors and contribute to our success;

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  can represent the long-term interests of our stockholders as a whole; and

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  are selected such that the board of directors represent a range of backgrounds and experience.

          The nominating and corporate governance committee has not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the need of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a board of directors that best serves our needs and the interest of our stockholders.

Valuation Committee

          The valuation committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.newmountainfinance.com. The charter set forth the responsibilities of the valuation committee. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate. The valuation committee is composed of Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. David Ogens serves as chairman of the valuation committee.

Compensation Committee

          The compensation committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.newmountainfinance.com. The charter sets forth the responsibilities of the compensation committee. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to the board of directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The compensation committee has the authority to engage compensation consultants and to delegate its duties and responsibilities to a member or to a subcommittee of the compensation committees. The compensation committee is composed of Alfred F. Hurley, Jr., David R. Malpass, David Ogens and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as chairman of the compensation committee.

Compensation of Directors

          The following table sets forth the compensation of our directors for the year ended December 31, 2014.

Name	Fees Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Steven B. Klinsky	—	—	—
Robert A. Hamwee	—	—	—
Adam B. Weinstein	—	—	—
Independent Directors
David Ogens	$117,025	—	$117,025
Alfred F. Hurley, Jr.	$103,790	—	$103,790
Kurt J. Wolfgruber	$109,290	—	$109,290
David R. Malpass	$99,290	—	$99,290

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors

          Our independent directors receive an annual retainer fee of $85,000 and further receive a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. In addition, the chairman of the audit committee receives an annual retainer of $7,500, while the chairman of the valuation committee, the chairman of the compensation committee and the chairman of the nominating and corporate governance committee receive annual retainers of $5,000, $1,000 and $1,000, respectively. No compensation is paid to directors who are interested persons of NMFC as defined in the 1940 Act.

Compensation of Executive Officers

          None of our executive officers receive direct compensation from us. We do not engage any compensation consultants. The compensation of the principals and other investment professionals of the Investment Adviser are paid by the Investment Adviser. Compensation paid to our chief financial officer and chief compliance officer is set by the Administrator and is subject to reimbursement by us of the allocable portion of such compensation for services rendered to us.

Indemnification Agreements

          We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

PORTFOLIO MANAGEMENT

          The management of our investment portfolio is the responsibility of the Investment Adviser and the Investment Committee, which currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein, Michael B. Ajouz and John R. Kline. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. We consider Mr. Hamwee to be our portfolio manager. The Investment Committee is responsible for approving all of our investment purchases above $10.0 million. The Investment Committee also monitors investments in our portfolio and approves all asset dispositions above $10.0 million. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time.

Investment Personnel

          As of March 31, 2015, the Investment Adviser was supported by approximately 100 New Mountain Capital staff members, including approximately 60 investment professionals. These individuals, in addition to the Investment Committee, are primarily responsible for the day-to-day management of our portfolio. The Investment Adviser may retain additional investment professionals, based upon its needs.

          Below are the biographies for selected senior investment professionals of the Investment Adviser, whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Kline, Klinsky, Hamwee and Weinstein, see "Management — Biographical Information — Directors — Interested Directors" and "Management — Biographical Information — Executive Officers Who Are Not Directors".

          Michael B. Ajouz serves on the Investment Adviser's investment committee and serves as a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2000, he was associated with Kohlberg Kravis Roberts & Co. ("KKR") from 1998 to 2000, where he conducted extensive analytical evaluations in over 20 industries. From 1996 to 1998, he was in the Mergers and Acquisitions and Corporate Finance Departments of Goldman Sachs, where he evaluated and executed a number of strategic transactions. From 1995 to 1996, he was an executive at the economic consulting firm, Cornerstone Research. Mr. Ajouz received his B.S., summa cum laude, in Economics with a concentration in finance from The Wharton School, University of Pennsylvania in 1995. Mr. Ajouz serves or has served in the past as a board director of Avantor Performance Materials Holdings S.A., Apptis, Inc., Camber Corporation, Deltek, Inc., Connextions, Inc., Inmar, Inc., Intermarine, Oakleaf Global Holdings, Inc., National Medical Health Card Systems, Inc., Surgis, Western Dental and Medical Specialties Distributors, all of which were or are, portfolio companies of New Mountain Capital.

          James W. Stone III has served as a Director of New Mountain Capital since 2011. Prior to joining New Mountain Capital, he worked for The Blackstone Group as a Managing Director of GSO Capital Partners. At Blackstone, Mr. Stone was responsible for originating, evaluating, executing and monitoring various senior secured and mezzanine debt investments across a variety of industries. Before joining Blackstone in 2002, Mr. Stone worked as a Vice President in Lehman Brothers' Communications and Media Group and as a Vice President in UBS Warburg's Leveraged Finance Department. Prior to that, Mr. Stone worked at Nomura Securities International, Inc. with the team that later founded Blackstone's corporate debt investment unit. Mr. Stone received a B.S. in Mathematics and Physics from The University of the South and an M.B.A. with concentrations in finance and accounting from The University of Chicago's Graduate School of Business.

          The table below shows the dollar range of shares of our common stock beneficially owned by our portfolio manager.

Name of Portfolio Manager	Dollar Range of Equity Securities of NMFC(1)(2)
Robert A. Hamwee	over $1,000,000

(1)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $15.14 on May 28, 2015 on the NYSE. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned are: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

          Mr. Hamwee is not primarily responsible for the day-to-day management of any other portfolio other than our portfolio. Mr. Hamwee is a Managing Director of New Mountain Capital, which as of March 31, 2015 had assets under management totaling more than $15.0 billion(1), which includes the Company, used to calculate New Mountain Capital's management fees related to such funds. See "Risk Factors — Risks Relating to Our Business — The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns".

Compensation

          None of the Investment Adviser's investment professionals are employed by us or will receive any direct compensation from us in connection with the management of our portfolio. Mr. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

(1)
Includes amounts committed, not all of which have been drawn down and invested to-date, as of March 31, 2015, as well as amounts called and returned since inception.

 INVESTMENT MANAGEMENT AGREEMENT

          NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. NMFC is externally managed by the Investment Adviser and pays the Investment Adviser a fee for its services. The following summarizes the arrangements between NMFC and the Investment Adviser pursuant to the Investment Management Agreement.

Overview of the Investment Adviser

Management Services

          The Investment Adviser is registered as an Investment Adviser under the Advisers Act. The Investment Adviser serves pursuant to the Investment Management Agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, the Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. Under the terms of the Investment Management Agreement, the Investment Adviser:

  •
  determines the composition of our portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

  •
  determines the securities and other assets that we will purchase, retain or sell;

  •
  identifies, evaluates and negotiates the structure of the investments that we make;

  •
  executes, monitors and services the investments that we make;

  •
  performs due diligence on prospective portfolio companies;

  •
  votes, exercises consents and exercises all other rights appertaining to such securities and other assets on our behalf; and

  •
  provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require.

          The Investment Adviser's services under the Investment Management Agreement are not exclusive, and the Investment Adviser (so long as its services to us are not impaired) and/or other entities affiliated with New Mountain Capital are permitted to furnish similar services to other entities.

Management Fees

          Pursuant to the Investment Management Agreement, NMFC has agreed to pay the Investment Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to the Investment Adviser and any incentive fees paid in cash to the Investment Adviser are borne by NMFC and, as a result, are indirectly borne by NMFC's common stockholders.

Base Management Fees

          The base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee.

          Since IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility has historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since IPO, the Investment Adviser will waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which approximated $318.6 million as of March 31, 2015. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. For the three months ended March 31, 2015, total management fees waived were approximately $1.4 million.

Incentive Fees

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, as amended and restated, with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there is none as of March 31, 2015), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, our IPO did not step-up the cost basis of our existing investments to fair market value at the IPO date. Since the total value of our investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. We track the transferred (or fair market) value of each of our investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjust Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on our investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". We also use the transferred (or fair market) value of each of our investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of our incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of our Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of our Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of our Pre- Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of our Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The following is a graphical representation of the calculation of the income related portion of the incentive fee:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Adjusted Net Investment Income"
Pre-Incentive Fee Adjusted Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Adjusted Net Investment
Income allocated to income related portion of incentive fee

          These calculations will be appropriately prorated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current calendar quarter.

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, we accrue a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual

Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter*:

Alternative 1

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%
  Hurdle rate(1) = 2.00%
  Management fee(2) = 0.44%
  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income
  (investment income – (management fee + other expenses)) = 0.61%

          Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate, therefore there is no income related incentive fee.

Alternative 2

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.90%
  Hurdle rate(1) = 2.00%
  Management fee(2) = 0.44%
  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income
  (investment income – (management fee + other expenses)) = 2.26%

  Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

             = 100.00% × (2.26% – 2.00%)

             = 0.26%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.26%.

Alternative 3

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 3.50%
  Hurdle rate(1) = 2.00%
  Management fee(2) = 0.44%
  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income
  (investment income – (management fee + other expenses)) = 2.86%

  Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

  Incentive fee = 100.00% × "catch-up" + (20.00% × (Pre-Incentive Fee Adjusted Net Investment Income – 2.50%))

  Catch-up = 2.50% – 2.00%
             = 0.50%

  Incentive fee = (100.00% × 0.50%) + (20.00% × (2.86% – 2.50%))

             = 0.50% + (20.00% × 0.36%)

             = 0.50% + 0.07%

             = 0.57%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.57%.

*
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets and assumes, for our investments held prior to the IPO, interest income has been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
Represents 8.00% annualized hurdle rate.

(2)
Assumes 1.75% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide the Investment Adviser with an incentive fee of 20.00% on all Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.50% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee*:

Alternative 1

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), and $30.0 million investment made in Company B ("Investment B")

  Year 2: Investment A sold for $50.0 million and fair market value ("FMV") of Investment B determined to be $32.0 million

  Year 3: FMV of Investment B determined to be $25.0 million

  Year 4: Investment B sold for $31.0 million

          The capital gains portion of the incentive fee would be:

  Year 1: None

  Year 2: Capital gains incentive fee of $6.0 million — ($30.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

  Year 3: None — $5.0 million (20.0% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

  Year 4: Capital gains incentive fee of $0.2 million — $6.2 million ($31.0 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), $30.0 million investment made in Company B ("Investment B") and $25.0 million investment made in Company C ("Investment C")

  Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

  Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

  Year 4: FMV of Investment B determined to be $35.0 million

  Year 5: Investment B sold for $20.0 million

          The capital gains incentive fee, if any, would be:

  Year 1: None

  Year 2: $5.0 million capital gains incentive fee — 20.0% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B)

  Year 3: $1.4 million capital gains incentive fee — $6.4 million (20.0% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation)) less $5.0 million capital gains incentive fee received in Year 2

  Year 4: $0.6 million capital gains incentive fee — $7.0 million (20.0% multiplied by $35.0 million cumulative realized capital gains) less cumulative $6.4 million capital gains incentive fee received in Year 2 and Year 3

  Year 5: None — $5.0 million (20.0% multiplied by $25.0 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $7.0 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(1)

*
The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example. The capital gains incentive fees are calculated on an "adjusted" basis for our investments held prior to the IPO and assumes those investments have been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Adviser ($7.0 million) is effectively greater than $5.0 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25.0 million)).

 Payment of Expenses

          Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Management Agreement and the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating net asset value;

  •
  interest payable on debt, if any, to finance our investments;

  •
  the cost of effecting sales and repurchases of shares of our common stock and other securities;

  •
  management and incentive fees payable pursuant to the Investment Management Agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing and all other direct expenses incurred by either the Investment Adviser or us in connection with administering our business, including payments under the Administration Agreement that is based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

Duration and Termination

          The Investment Management Agreement was initially approved by the board of directors of NMF Holdings, including a majority of the directors who are not interested persons, on March 10, 2011 and by a majority of the partners of Guardian AIV and New Mountain Guardian Partners, L.P. through a written consent first solicited on November 8, 2010. At an in-person meeting held on February 23, 2012, the NMF Holdings' board of directors unanimously approved an amended and restated investment advisory and management agreement between NMF Holdings and the Investment Adviser (the "2012 Advisory Agreement"). In accordance with the 1940 Act, the 2012 Advisory Agreement was submitted for approval by the stockholders/unit holders of each of NMFC and NMF Holdings at their 2012 joint annual meeting, which was held on May 8, 2012. The 2012 Advisory Agreement became effective immediately upon receipt of the necessary stockholder/unit holder approval.

          In connection with the Restructuring, at an in-person meeting held on March 25, 2014, the board of directors of NMFC unanimously approved a new investment advisory and management agreement between NMFC and the Investment Adviser (the "New Advisory Agreement") and recommended that the 2012 Advisory Agreement be terminated after the New Advisory Agreement is approved by NMFC's stockholders in accordance with the 1940 Act. At NMFC's 2014 annual meeting of stockholders, which was held on May 6, 2014, the New Advisory Agreement was submitted for approval by the stockholders of NMFC. The New Advisory Agreement became effective immediately upon receipt of the necessary stockholder approval. The terms and conditions of the New Advisory Agreement are identical to the terms and conditions of the 2012 Advisory Agreement, except that NMFC replaced NMF Holdings as a party to the New Advisory Agreement.

          The New Advisory Agreement provides that the New Advisory Agreement will remain in force for two years from the date on which it first becomes effective, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the board of directors, or by the vote of a majority of the outstanding voting securities of NMFC and (B) the vote of a majority of NMFC's board of directors who are not parties to the New Advisory Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act. Notwithstanding the foregoing, the New Advisory Agreement may be terminated (i) by NMFC at any time, without the payment of any penalty, upon giving the Investment Adviser 60 days' written notice (which notice may be waived by the Investment Adviser), provided that such termination by NMFC shall be directed or approved by the vote of a majority of the directors of NMFC in office at the time or by the vote of a majority of the voting securities of NMFC at the time outstanding and entitled to vote, or (ii) by the Investment Adviser on 60 days' written notice to NMFC (which notice may be waived by NMFC).

Indemnification

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as the Investment Adviser.

Organization of the Investment Adviser

          The Investment Adviser is a Delaware limited liability company. The principal address of the Investment Adviser is 787 Seventh Avenue, 48th Floor, New York, New York 10019. The Investment Adviser is ultimately controlled by Steven B. Klinsky through Mr. Klinsky's interest in New Mountain Capital.

Board Approval of the Investment Management Agreement

          A discussion regarding the basis for our board of directors' approval of the Investment Management Agreement was included in our annual proxy statement that was incorporated by reference in our annual report on Form 10-K for the period ending December 31, 2014.

ADMINISTRATION AGREEMENT

          We have entered into the Administration Agreement with the Administrator, under which the Administrator provides administrative services for us, including arranging office facilities for us and providing office equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC, which includes, but is not limited to, providing the services of our chief financial officer. In addition, the Administrator assists us in determining and publishing our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their respective staffs. The Administrator may also provide on our behalf managerial assistance to our portfolio companies. The Administration Agreement may be terminated by us or the Administrator without penalty upon 60 days' written notice to the other party. Pursuant to the Administration Agreement, and further restricted by us, expenses payable to the Administrator by us as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) had been capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for us.

LICENSE AGREEMENT

          We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          We have entered into an Investment Management Agreement with the Investment Adviser. Pursuant to the Investment Management Agreement, payments will be equal to (a) a base management fee of 1.75% of the value of our gross assets and (b) an incentive fee based on our performance. Steven B. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement. In addition, our executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our and our stockholders' best interests.

          Although we are currently New Mountain Capital's only vehicle focused primarily on investing in first and second lien debt, unsecured notes and mezzanine securities, in the future, the principals of the Investment Adviser and/or New Mountain Capital employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with us and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to us and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over us. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment. Alternatively, depending on the availability of such investments and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

          We have entered into the Administration Agreement with the Administrator. The Administrator arranges office space for us and provides office equipment and administrative services necessary to conduct our day-to-day operations pursuant to the Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, as amended and restated, and further restricted by us, expenses payable to the Administrator by us as well as other direct and indirect expenses (excluding interest, other credit facility expenses, trading expenses and management and incentive fees) had been capped at $4.25 million for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived.

          We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

          Concurrently with the closing of NMFC's initial public offering, NMFC sold 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a separate private placement at the initial public offering price per share.

          NMFC is a party to a Registration Rights Agreement with Steven B. Klinsky (the Chairman of our board of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, the Investment Adviser has the right to require NMFC to register for public resale under the Securities Act of 1933, as amended, all registerable securities that are held by the Investment Adviser and that it requests to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued to the Investment Adviser and any of its transferees. The rights under the Registration Rights Agreement can be conditionally exercised by the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, the Investment Adviser can withdraw its request to have the shares registered. The Investment Adviser may assign its rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky (and a related entity) will have the right to "piggyback", or include his own registrable securities in such a registration.

          Holders of registerable securities have "piggyback" registration rights, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. The Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

          The Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. The Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NFMC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

          In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors reviews these procedures on a quarterly basis.

          We have adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and our interests. Pursuant to such Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

          The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own 5.0% or more of the outstanding shares of our common stock;

  •
  each of our directors and each executive officer individually; and

  •
  all of our directors and executive officers as a group.

          Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.

          Percentage of beneficial ownership below takes into account 58,075,605 shares of our common stock outstanding as of May 28, 2015. Unless otherwise indicated, the address for each listed holder is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

	Type of Ownership in NMFC	NMFC Shares
Name		Number	Percentage
Beneficial Owners of More than 5.0%:
Wells Fargo & Company(1)	Direct	3,654,110	6.29%
Executive Officers:
Paula A. Bosco	Direct	14,077	*
David M. Cordova	Direct	3,442	*
John R. Kline	Direct	19,291	*
Interested Directors:
Steven B. Klinsky(2)	Direct and Beneficial	3,345,089	5.76%
Robert A. Hamwee	Direct and Beneficial	173,965	*
Adam B. Weinstein	Direct	37,669	*
Independent Directors:
Albert F. Hurley, Jr.	Direct	24,377	*
David R. Malpass	Direct and Beneficial	97,911	*
David Ogens	Direct	33,334	*
Kurt J. Wolfgruber	Direct and Beneficial	51,852	*
All executive officers and directors as a group (10 persons)	Direct and Beneficial	3,801,007	6.54%

*
Represents less than 1.0%.

(1)
Such securities are held by certain investment vehicles controlled and/or managed by Wells Fargo & Company or its affiliates. The address for Wells Fargo & Company is 420 Montgomery Street, San Francisco, California 94104.

(2)
Mr. Klinsky directly owns 2,515,189 shares of our common stock. The Steven B. Klinsky Trust directly owns 123,970 shares of our common stock. The Steven B. Klinsky Non-GST Exempt Trust holds 705,930 shares of our common stock.

          The following table sets forth the dollar range of our equity securities over which holders of our common stock have voting power that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Steven B. Klinsky	Over $100,000
Robert A. Hamwee	Over $100,000
Adam B. Weinstein	Over $100,000
Independent Directors:
Albert F. Hurley, Jr.	Over $100,000
David R. Malpass	Over $100,000
David Ogens(4)	Over $100,000
Kurt J. Wolfgruber	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)
The dollar range of our equity securities beneficially owned is based on the closing price for our common stock of $15.14 per share on May 28, 2015 on the NYSE.

(3)
The dollar range of equity securities beneficially owned are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000.

(4)
Mr. Ogens is the beneficial owner of a limited partnership interest in New Mountain Partners, L.P. and New Mountain Partners II, L.P. that is held by Ogens Family, Inc.

 SELLING STOCKHOLDERS

          This prospectus also relates to 2,172,000 shares of our common stock being offered for resale on behalf of the stockholders identified below. The stockholders acquired the shares from us in connection with our formation transactions prior to the IPO and the Concurrent Private Placement. We are registering the shares to permit the stockholders and their pledgees, donees, transferees and other successors-in-interest that receive their shares from a stockholder as a gift, partnership distribution or other non-sale related transfer after the date of this prospectus to resell the shares when and as they deem appropriate. We do not know how long the stockholders will hold the shares before selling them, if at all, or how many shares they will sell, if any, and we currently have no agreements, arrangements or understandings with any of the stockholders regarding the sale of any of the resale shares.

          The following table sets forth:

  •
  the name of the stockholders;

  •
  the number and percent of shares of our common stock that the stockholders beneficially owned prior to the offering for resale of the shares under this prospectus;

  •
  the number of shares of our common stock that may be offered for resale for the account of the stockholders under this prospectus; and

  •
  the number and percent of shares of our common stock to be beneficially owned by the stockholders after the offering of the resale shares (assuming all of the offered resale shares are sold by the stockholders).

          The number of shares in the column "Number of Shares Being Offered" represents all of the shares that each stockholder may offer under this prospectus. The shares offered by this prospectus may be offered from time to time by the stockholders listed below.

          This table is prepared solely based on information supplied to us by the listed stockholders and any public documents filed with the SEC, and assumes the sale of all of the resale shares. The applicable percentages of beneficial ownership are based on an aggregate of 58,075,605 shares of our common stock issued and outstanding on May 28, 2015, adjusted as may be required by rules promulgated by the SEC.

          Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.

	Shares Beneficially Owned Prior to Offering			Shares Beneficially Owned After Offering
			Number of Shares Being Offered
Stockholders	Number	Percent		Number	Percent
Steven B. Klinsky(1)	2,515,189	4.3%	1,246,912	1,268,277	2.2%
Steven B. Klinsky Trust(2)	123,970	*	68,965	55,005	*
Steven B. Klinsky Non-GST Exempt Trust(2)	705,930	1.2%	547,500	158,430	*
Robert A. Hamwee(1)	173,965	*	68,965	105,000	*
Adam B. Weinstein(1)	37,669	*	8,621	29,048	*
Paula A. Bosco(1)	14,077	*	1,724	12,353	*
John R. Kline(1)	19,291	*	6,897	12,394	*
Other(3)	527,716	*	222,416	305,300	*
Total	4,117,807	7.1%	2,172,000	1,945,807	3.4%

*
Less than 1.0%.

(1)
Reflects an officer and/or director of ours.

(2)
Steven B. Klinsky is the trustee of the Steven B. Klinsky Trust and the Steven B. Klinsky Non-GST Exempt Trust and has voting and investment power with respect to the shares of our common stock held by the Steven B. Klinsky Trust and the Steven B. Klinsky Non-GST Exempt Trust.

(3)
Represents selling stockholders who, collectively, own less than 1.0% of total shares of our common stock outstanding on a fully converted basis. These selling stockholders are employees and/or affiliates of New Mountain Capital Group, L.L.C., which is our affiliate.

DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

          We conduct the valuation of assets, pursuant to which our net asset value is determined, at all times consistent with GAAP and the 1940 Act. We determine our net asset value on a quarterly basis, or more frequently if required under the 1940 Act.

          We apply fair value accounting in accordance with GAAP. We value our assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, our board of directors is ultimately and solely responsible for determining the fair value of our portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available, and any other situation where our portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. Our quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below);

  b.
  For investments other than bonds, the investment professionals of the Investment Adviser look at the number of quotes readily available and perform the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with our senior management;

    c.
    If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the investment professionals of the Investment Adviser do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by our board of directors; and

    d.
    When deemed appropriate by our management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of certain investments may fluctuate from period to period and the fluctuations could be material.

Determinations in Connection with Offerings

          In connection with future offering of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

  •
  the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;

  •
  Our management's assessment of whether any material change in the net asset value per share of its common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

  •
  the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management's assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

          Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.

          These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

 DIVIDEND REINVESTMENT PLAN

          We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not "opted out" of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

          No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, LLC the plan administrator and our transfer agent and registrar, in writing, by phone or through the internet so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing, by phone or through the internet at any time, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share less a transaction fee of the lesser of (i) $15.00 and (ii) the price of the fractional share.

          Cash distributions reinvested in additional shares of our common stock will be automatically reinvested by us in shares of our common stock. We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of the shares. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. We reserve the right to purchase its shares in the open market in connection with its implementation of the plan if the price at which its newly issued shares are to be credited does not exceed 110.0% of the last determined net asset value of the shares. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan. If a participant elects by written, telephone, or internet notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

          Stockholders who receive distributions in the form of stock generally are subject to the same U.S. federal income tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

          Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, Attention: Plan Administration Department, or by calling the plan administrator at (888) 333-0212.

          All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by telephone at (888) 333-0212.

 DESCRIPTION OF SECURITIES

          This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK

          The following description is based on relevant portions of the Delaware General Corporation Law, our amended and restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, our amended and restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

 Capital Stock

          Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 58,075,605 shares are outstanding as of May 28, 2015. Our common stock is listed on the NYSE under the ticker symbol "NMFC". No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

          The following are our outstanding classes of securities as of May 28, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by NMFC or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	100,000,000	—	58,075,605
Preferred Stock	2,000,000	—	—

Common Stock

          Under the terms of our amended and restated certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized and declared by our board of directors out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors (other than directors to be elected solely by the holders of preferred stock), and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

          Our amended and restated certificate of incorporation authorizes our board of directors to issue preferred stock. Prior to the issuance of shares of each class or series, the board of directors is required by Delaware law and by our amended and restated certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

          The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. Our amended and restated certificate of incorporation will include a provision that eliminates the personal liability of its directors for monetary damages for actions taken as a director, except for liability:

  •
  for breach of duty of loyalty;

  •
  for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

  •
  under Section 174 of the DGCL (unlawful dividends); or

  •
  for transactions from which the director derived improper personal benefit.

          Under our amended and restated bylaws, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

          Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

          We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

          Certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws, as summarized below, and applicable provisions of the Delaware General Corporation Law and certain other agreements to which we are a party may make it more difficult for or prevent an unsolicited third party from acquiring control of us or changing our board of directors and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or in our management. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in our control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

          Classified Board; Vacancies; Removal.    The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

          Our amended and restated certificate of incorporation provides that, subject to the applicable requirements of the 1940 Act and the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

          A director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75.0% of the shares then entitled to vote for the election of the respective director.

          Advance Notice Requirements for Stockholder Proposals and Director Nominations.    Our amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors or (2) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the amended and restated bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the amended and restated bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform its stockholders and make recommendations about such qualifications or business, as well as to approve a more orderly procedure for conducting meetings of stockholders. Although our amended and restated bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

          Amendments to Certificate of Incorporation and Bylaws.    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Our amended and restated certificate of incorporation will provide that the following provisions, among others, may be amended by our stockholders only by a vote of at least two-thirds of the shares of our capital stock entitled to vote:

  •
  the classification of our board of directors;

  •
  the removal of directors;

  •
  the limitation on stockholder action by written consent;

  •
  the limitation of directors' personal liability to us or our stockholders for breach of fiduciary duty as a director;

  •
  the ability to call a Special Meeting of Stockholders being vested in our board of directors, the chairperson of our board, our chief executive officer and in the holders of at least fifty (50) percent of the voting power of all shares of our capital stock generally entitled to vote on the election of directors then outstanding subject to certain procedures; and

  •
  the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

          The amended and restated bylaws generally can be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the shares of our capital stock entitled to vote.

          Calling of Special Meetings by Stockholders.    Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our board of directors, the chairperson of our board, our chief executive officer or upon the request of the holders of at least 50.0% of the voting power of all shares of our capital stock, generally entitled to vote on the election of directors then outstanding, subject to certain limitations.

          Section 203 of the Delaware General Corporation Law.    We will not be subject to Section 203 of the DGCL, an anti-takeover law. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the "business combination" or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15.0% or more of a corporation's voting stock. In our certificate of incorporation, we have elected not to be bound by Section 203.

          Our credit facilities also include change of control provisions that accelerate the indebtedness under the credit facilities in the event of certain change of control events. If certain transactions were engaged in without the consent of the lender, repayment obligations under the credit facilities could be accelerated.

DESCRIPTION OF PREFERRED STOCK

          In addition to shares of common stock, we have 2,000,000 shares of preferred stock, par value $0.01, authorized of which no shares are currently outstanding. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

          The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50.0% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

          For any series of preferred stock that we may issue, our board of directors will determine and the amendment to the charter and the prospectus supplement relating to such series will describe:

  •
  the designation and number of shares of such series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

  •
  any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

  •
  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers, if any, of the holders of shares of such series;

  •
  any provisions relating to the redemption of the shares of such series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

          All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

 DESCRIPTION OF SUBSCRIPTION RIGHTS

General

          We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

          The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

  •
  the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

          Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

          Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

          Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

 DESCRIPTION OF WARRANTS

          The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

          We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

          A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  the number of shares of common stock issuable upon exercise of such warrants;

  •
  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the number of such warrants issued with each share of common stock;

  •
  if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

          NMFC and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

          Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

 DESCRIPTION OF DEBT SECURITIES

          We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

          As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "— Events of Default — Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to the debt securities.

          This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the indenture.

          The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default (as defined in "Events of Default" below);

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  whether the debt securities are secured and the terms of any security interest;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

          The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

          The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

          For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

          The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "— Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

          Except as described under "— Events of Default" and "— Merger or Consolidation" below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

          We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

          We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

          No person from whom we borrow will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of our operating policies or investment strategies, as applicable.

Conversion and Exchange

          If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or our provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

          We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

          We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

          Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

          As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

          In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

          For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

          Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

          For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve itself of the consequences of a default or of its obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

          When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

          If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices;

  •
  whether it imposes fees or charges;

  •
  how it would handle a request for the holders' consent, if ever required;

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

          As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

          Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

          A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "— Termination of a Global Security." As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

          As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

          If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

  •
  an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "— Issuance of Securities in Registered Form" above;

  •
  an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

  •
  an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

  •
  the depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. NMFC and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. NMFC and the trustee also do not supervise the depositary in any way;

  •
  if we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

  •
  an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee;

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

  •
  financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

          If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "— Issuance of Securities in Registered Form" above.

          The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

 Payment and Paying Agents

          We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

          We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "— Special Considerations for Global Securities."

Payments on Certificated Securities

          We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

          Alternatively, at our option we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the U.S., in either case, on the due date.

Payment When Offices Are Closed

          If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

          Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

          You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

          The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  we do not pay the principal of, or any premium on, a debt security of the series on its due date;

  •
  we do not pay interest on a debt security of the series within 30 days of its due date;

  •
  we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

  •
  we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

  •
  we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

  •
  the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

  •
  any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

          An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

          If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

          The trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an "indemnity"). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

          Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

  •
  the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

  •
  the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

          However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

          Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

          Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

          Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

          Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of its assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

  •
  the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or NMFC's as applicable, having to exist for a specific period of time were disregarded.

  •
  we must deliver certain certificates and documents to the trustee; and

  •
  we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

 Modification or Waiver

          There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

          First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

          The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

          Any other change to the indenture and the debt securities would require the following approval:

  •
  if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

  •
  if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

          In each case, the required approval must be given by written consent.

          The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of its covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "— Changes Requiring Your Approval."

Further Details Concerning Voting

          When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

  •
  for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

  •
  for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

          Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any of our affiliates, or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "— Defeasance — Full Defeasance".

          We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

          Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.

 Defeasance

          The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

          Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieve covenant defeasance and your debt securities were subordinated as described under "— Indenture Provisions — Subordination" below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

  •
  we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for covenant defeasance contained in any supplemental indentures.

          If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

          If there is a change in U.S. federal tax law or we obtain IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for full defeasance contained in any supplemental indentures.

          If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under "— Indenture Provisions — Subordination", such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

          If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form;

  •
  without interest coupons; and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

          Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

          Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them itself.

          Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder's proof of legal ownership.

          If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

          If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

          If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

          Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

          Upon any distribution of our assets upon its dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

          In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

          By reason of this subordination, in the event of a distribution of our assets upon its insolvency, certain of its senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

          Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as "Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

          If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of its other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

          Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

          In the event of bankruptcy, liquidation, reorganization or other winding up any of its assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

          U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

          Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

 SHARES ELIGIBLE FOR FUTURE SALE

          Sales of substantial amounts of our unregistered common stock in the public market, including by New Mountain Guardian Partners, L.P., or its transferees, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock and our future ability to raise capital through the sale of its equity securities.

          Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under Rule 144 under the Securities Act. Any shares of our common stock to be received by New Mountain Guardian Partners, L.P. or its transferees or the Investment Adviser, if applicable with respect to any shares of our common stock received as payment of the incentive fee, would be eligible for public sale if registered under the Securities Act or sold in accordance with Rule 144 of the Securities Act. We have granted Steven B. Klinsky, an entity related to Mr. Klinsky, the Investment Adviser and their permitted transferees the registration rights described below.

Rule 144

          In general, a person who has beneficially owned restricted shares of our common stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned restricted shares or our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

  •
  1.0% of the number of shares of our common stock then outstanding; or

  •
  the average weekly trading volume of our common stock on the NYSE for the four calendar weeks prior to the sale,

provided, in each case, that we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Such sales must also comply with the manner of sale, current public information and notice provisions of Rule 144.

Registration Rights

          Pursuant to the Registration Rights Agreement entered into in connection with our IPO, the Investment Adviser has the right, subject to various conditions and limitations, to demand the filing of, and include any registerable securities held by the Investment Adviser, if any, in, registration statements relating to our common stock. Furthermore, Steven B. Klinsky and a related entity have the right to "piggyback", or include their own registrable securities in a demand registration. These registration rights could impair the prevailing market price and impair NMFC's ability to raise capital by depressing the price at which it could sell its common stock. Steven B. Klinsky, and an entity related to Steven B. Klinsky have exercised their rights under the Registration Rights Agreement and their respective shares of our common stock are being offered for resale in this prospectus. See "Selling Stockholders" in this prospectus.

 MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the "Code", the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the "Treasury regulations", the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the "IRS", (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which the we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the U.S. or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment) and that all of the parties to the LLC Agreement comply with all of their respective representations, covenants and agreements contained in the LLC Agreement in accordance with their terms. This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the we invested in tax-exempt securities or certain other investment assets.

          A "U.S. stockholder" generally is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

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  A citizen or individual resident of the U.S.;

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  A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

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  A trust if (i) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

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  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

          A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

          If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

          Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Our Election to be Taxed as a RIC

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Rather, dividends distributed by us generally will be taxable to our stockholders, and any net operating losses, foreign tax credits and other tax attributes of ours generally will not pass through to our stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income recognized by us. See "— Taxation of U.S. Stockholders" and "— Taxation of Non-U.S. Stockholders" below.

          To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our "investment company taxable income", which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a RIC

          If we:

  •
  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income that is timely distributed (or is deemed to be timely distributed) to our stockholders. If we fail to qualify as a RIC, we will be subject to U.S. federal income tax at the regular corporate rates on our income and capital gains.

          We will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed and on which we did not pay corporate-level U.S. federal income tax, in preceding years (the "Excise Tax Avoidance Requirement"). While we intend to make distributions to our stockholders in each taxable year that will be sufficient to avoid any federal excise tax on our earnings, there can be no assurance that we will be successful in entirely avoiding this tax.

          In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

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  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships", or other income derived with respect to our business of investing in such stock or securities (the "90.0% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

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  no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

          NMF Holdings is treated as a disregarded entity for U.S. federal income tax purposes. As a result, NMF Holdings will itself not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of NMF Holdings' assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include NMF Holdings.

          SBIC GP and SBIC LP are treated as disregarded entities for U.S. federal income tax purposes. As a result, both SBIC GP and SBIC LP will themselves not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of SBIC GP's and SBIC LP's assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include SBIC GP and SBIC LP.

          NMF Ancora, NMF QID and NMF YP are Delaware corporations. NMF Ancora, NMF QID and NMF YP are not consolidated for income tax purposes and may each incur U.S. federal, state and local income tax expense with respect to their respective income and expenses earned from investment activities.

          A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to its stockholders even if such income is greater than the aggregate net income we actually earned during those years.

          For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in our taxable income in each year the portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual and before we receive any corresponding cash payments, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we would not have received any corresponding cash payment.

          Accordingly, to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate level U.S. federal income tax (and any applicable state and local taxes).

          Because we intend to use debt financing, we may be prevented by financial covenants contained in our debt financing agreements from making distributions to our shareholders. In addition, under the 1940 Act, we are generally not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation — Senior Securities". Limits on distributions to our shareholders may prevent us from satisfying the Annual Distribution Requirement and, therefore, may jeopardize our qualification for taxation as a RIC, or subject us to the 4.0% federal excise tax.

          Although we do not presently expect to do so, we may borrow funds and sell assets in order to make distributions to our stockholders that are sufficient for us to satisfy the Annual Distribution Requirement. However, our ability to dispose of assets may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Failure of NMFC to Qualify as a RIC

          If we fail to satisfy the 90.0% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we will be subject to U.S. federal income tax on all of our taxable income at regular corporate rates (and also will be subject to any applicable state and local taxes), regardless of whether we make any distributions to our stockholders. Distributions would not be required. However, if distributions were made, any such distributions would be taxable to our stockholders as ordinary dividend income and, subject to certain limitations under the Code, any such distributions would be eligible for the 20.0% maximum rate applicable to non-corporate taxpayers to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

          Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the ten-year period (or five-year period for taxable years beginning during 2013) after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Investments — General

          Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gains without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90.0% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Passive Foreign Investment Companies

          If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on any "excess distribution" received on, or any gain from the disposition of, such shares even if such income is distributed by it as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4.0% excise tax. See "— Taxation of NMFC as a RIC" above.

Foreign Currency Transactions

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

          The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

          The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to "— Taxation of Non-U.S. Stockholders" below.

Distributions

          Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0%. In this regard, it is anticipated that distributions paid by NMFC will generally not be attributable to dividends received by us and, therefore, generally will not qualify for the 20.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" in written statements furnished to its stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

          We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution". In that case, among other consequences, (i) we will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained net capital gains at the regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of its investment company taxable income as a "deemed distribution".

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

          We or the applicable withholding agent will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions from us generally will be reported to the IRS (including the amount of dividends, if any, that are Qualifying Dividends eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

Alternative Minimum Tax

          As a RIC, we will be subject to alternative minimum tax, also referred to as "AMT", but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders, and this may affect the U.S. stockholders' AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Dividend Reinvestment Plan

          Under the dividend reinvestment plan, if a U.S. stockholder owns shares of our common stock registered in the U.S. stockholder's own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Dispositions

          A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In general, non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income", which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations

          Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2.0 million or more for a non-corporate U.S. stockholder or $10.0 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

          We may be required to withhold U.S. federal income tax ("backup withholding") from any distribution to a U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide us or the distribution paying agent with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

          The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions; Dispositions

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits, unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

          In addition, dividends with respect to any taxable year of ours beginning on or before December 31, 2014 were not subject to withholding of U.S. federal income tax to the extent the dividends were properly reported by us as "interest-related dividends" or "short-term capital gain dividends". Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to withholding of U.S. federal income tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. No assurance can be given as to whether this exemption will be extended for taxable years after 2014. In addition, no assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding tax or, if eligible, will be reported as such by us.

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal income or withholding tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder).

          If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for a Non-U.S. stockholder.

Dividend Reinvestment Plan

          Under our dividend reinvestment plan, if a Non-U.S. stockholder owns shares of our common stock registered in the Non-U.S. stockholder's own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless it opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

Backup Withholding

          A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

          Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in shares of our common stock.

 Foreign Account Tax Compliance Act

          The Foreign Account Tax Compliance Act generally imposes a 30.0% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source dividends and the gross proceeds from the sale of any property that could produce U.S. source dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30.0% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10.0% or greater U.S. owner or provides the withholding agent with identifying information on each 10.0% or greater U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their units, Non-U.S. stockholders could be subject to this 30.0% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Certain State, Local and Foreign Tax Matters

          We and our stockholders may be subject to state, local or foreign taxation in various jurisdictions in which we or they transact business, own property or reside. The state, local or foreign tax treatment of us and our stockholders may not conform to the U.S. federal income tax treatment discussed above. In particular, our investments in foreign securities may be subject to foreign withholding taxes and we may be subject to the New York City Unincorporated Business Tax which is imposed at a 4.0% rate. The imposition of any such foreign, New York City or other taxes would reduce cash available for distribution to our stockholders, and our stockholders would not be entitled to claim a credit or deduction with respect to such taxes. Prospective investors should consult with their own tax advisers regarding the application and effect of state, local and foreign income and other tax laws on an investment in shares of our common stock.

 REGULATION

          We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to investments by a BDC in another investment company and transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons", as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw its election as a BDC unless approved by a majority of our outstanding voting securities. The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (ii) more than 50.0% of our voting securities.

          We may, to the extent permitted under the 1940 Act, issue additional equity or debt capital. We will generally not be able to issue and sell our common stock at a price below net asset value per share. See "Risk Factors — Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies". We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

          As a BDC, we will not generally be permitted to invest in any portfolio company in which the Investment Adviser or any of its affiliates currently have an investment or to make any co-investments with the Investment Adviser or its affiliates without an exemptive order from the SEC. In addition, as a BDC, we are not permitted to issue stock in consideration for services.

SBA Regulation

          On August 1, 2014, our wholly-owned direct and indirect subsidiary, SBIC LP received a license from the SBA to operate as a SBIC under Section 301(c) of the 1958 Act. SBIC LP has an investment strategy and philosophy substantially similar to ours and makes similar types of investments in accordance with SBA regulations.

          A license allows SBIC LP to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, a standard debenture licensed SBIC is eligible for two tiers of leverage capped at $150.0 million, where each tier is equivalent to the SBIC's regulatory capital, which generally equates to the amount of equity capital in the SBIC. Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. As of March 31, 2015, SBIC LP had $37.5 million of outstanding SBA-guaranteed debentures. SBIC LP is subject to regulation and oversight by the SBA, including requirements with respect to reporting financial information, such as the extent of capital impairment if applicable, on a regular basis and annual examinations conducted by the SBIC. The SBA, as a creditor, will have a superior claim to SBIC LP's assets over our stockholders in the event SBIC LP is liquidated or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

          On November 5, 2014, the Company received exemptive relief from the SEC to permit the Company to exclude the SBA-guaranteed debentures of SBIC LP from our 200.0% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200.0%. This provides us with increased investment flexibility but also increases our risks related to leverage.

          SBICs are designed to stimulate the flow of private investor capital to eligible small businesses as defined by the SBA. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must invest 25.0% of its investment capital to "smaller business", as defined by the SBA. The definition of a smaller business generally includes businesses that have a tangible net worth not exceeding $6.0 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and is based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in an eligible small business, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment.

          The SBA prohibits an SBIC from providing funds to small businesses with certain characteristics, such as businesses with the majority of their employees located outside the U.S., or from investing in project finance, real estate, farmland, financial intermediaries or "passive" (i.e. non-operating) businesses. Without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30.0% of the SBIC's regulatory capital in any one company and its affiliates.

          The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

          The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

          The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor.

Qualifying Assets

          Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the BDC's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the U.S.;

  (b)
  is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange;

  (ii)
  has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million;

  (iii)
  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

  (iv)
  is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

  2)
  Securities of any eligible portfolio company that the BDC controls.

  3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the BDC already owns 60.0% of the outstanding equity of the eligible portfolio company.

  5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

          In addition, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

          As of March 31, 2015, 11.8% of our total assets were not qualifying assets.

Managerial Assistance to Portfolio Companies

          BDCs generally must offer to make available to the issuer of its securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

          Pending investments in other types of qualifying assets, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment (collectively, as "temporary investments"), so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

          We are permitted, under specified conditions, to issue multiple classes of debt if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility or the Convertible Notes), we must make provisions to prohibit any distribution to our stockholders or the repurchase of our equity securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to our asset coverage. We will include our assets and liabilities and all of our wholly-owned direct and indirect subsidiaries for purposes of calculating the asset coverage ratio. We received exemptive relief from the SEC on November 5, 2014, allowing us to modify the asset coverage requirement to exclude SBA-guaranteed debentures from this calculation. For a discussion of the risks associated with leverage, see "Risk Factors — Risks Relating to Our Business — Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies" and "— We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us".

 Code of Ethics

          We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330, and a copy of the code of ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. In addition, the code of ethics is available on the SEC's Internet site at http://www.sec.gov.

 Compliance Policies and Procedures

          We and the Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and we are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

          We have delegated our proxy voting responsibility to the Investment Adviser. The proxy voting policies and procedures of the Investment Adviser are set forth below. The guidelines will be reviewed periodically by the Investment Adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

          As an investment adviser registered under the Advisers Act, the Investment Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

          The policies and procedures for voting proxies for the investment advisory clients of the Investment Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

          The Investment Adviser will vote proxies relating to our securities in our best interest. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although the Investment Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

          The proxy voting decisions of the Investment Adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

          You may obtain, without charge, information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Other

          We will be periodically examined by the SEC for compliance with the 1940 Act.

          We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Exchange Act and Sarbanes-Oxley Act Compliance

          The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect NMFC. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding their assessment of their internal control over financial reporting and is required to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports are required to disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

          The Sarbanes-Oxley Act of 2002 requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act of 2002 and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

          Neither our investment objective nor our investment policies are identified as fundamental. Accordingly, our investment objective and policies may be changed by us without the approval of our stockholders.

NYSE Corporate Governance Regulations

          The NYSE has adopted corporate governance regulations that listed companies must comply with. We intend to be in compliance with such corporate governance listing standards applicable to BDCs. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith. If we were to be delisted by the NYSE, the liquidity of our common stock would be materially impaired.

 PLAN OF DISTRIBUTION

          We may offer, from time to time, up to $250,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. In addition, this prospectus relates to 2,172,000 shares of our common stock that may be sold by the selling stockholders identified under "Selling Stockholders". We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

          The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

          In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

          Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

          Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

          We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

          Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

          Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

          If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

          We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

          In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

 SAFEKEEPING AGENT, CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR

          We maintain custody of our assets in accordance with the requirements of Rule 17f-2 under the 1940 Act. Also in accordance with this rule, some of our portfolio securities are held under a safekeeping agreement, by Wells Fargo Bank, National Association, which is a bank whose functions and physical facilities are supervised by federal or state authority. The address of the safekeeping agent is: 9062 Old Annapolis Road, Columbia, Maryland 21045. In addition, some of our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: One Federal Street, 3rd Floor, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal address of the transfer agent, distribution paying agent and registrar is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Since we generally acquire and dispose of our investments in privately negotiated transactions, we expect that we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

          Certain legal matters regarding the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          With respect to the unaudited interim financial information of New Mountain Finance Corporation as of March 31, 2015 and for the three month periods ended March 31, 2015 and 2014, which is included in this prospectus, Deloitte & Touche LLP, an independent registered public accounting firm, has applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in this prospectus, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

          The consolidated financial statements of the Company and the related information of the Company and New Mountain Finance Holdings, L.L.C. included in the Senior Securities table, and the effectiveness of the Company's internal control over financial reporting, included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and information included in the Senior Securities table have been so included in reliance upon the reports of such firm, given their authority as experts in accounting and auditing.

          The principal business address of Deloitte & Touche LLP is 30 Rockefeller Center Plaza, New York, New York 10112.

AVAILABLE INFORMATION

          We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

          We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

PRIVACY NOTICE

          Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our shareholders and prospective and former shareholders. These policies apply to our shareholders and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.

          We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

          We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of our Investment Adviser.  It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

          We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

          If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer at (212) 655-0024.

New Mountain Finance Corporation

Consolidated Statements of Assets and Liabilities

(in thousands, except shares and per share data)

(unaudited)

	March 31, 2015	December 31, 2014
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,314,123 and $1,422,891, respectively)	$1,292,569	$1,402,210
Non-controlled/affiliated investments (cost $66,846 and $23,000, respectively)	64,846	22,461
Controlled investments (cost $40,519 and $0, respectively)	47,339	—

Total investments at fair value (cost $1,421,488 and $1,445,891, respectively)	1,404,754	1,424,671
Securities purchased under collateralized agreements to resell	30,000	30,000
Cash and cash equivalents	22,152	23,445
Interest and dividend receivable	14,489	11,744
Deferred financing costs (net of accumulated amortization of $6,539 and $5,867, respectively)	13,390	14,052
Receivable from affiliates	631	490
Receivable from unsettled securities sold	—	8,912
Other assets	2,166	1,606

Total assets	$1,487,582	$1,514,920

Liabilities
Holdings Credit Facility	$442,608	$468,108
Convertible Notes	115,000	115,000
NMFC Credit Facility	68,800	50,000
SBA-guaranteed debentures	37,500	37,500
Management fee payable	5,086	5,144
Incentive fee payable	4,878	4,803
Interest payable	2,707	1,352
Deferred tax liability	994	493
Capital gains incentive fee payable	481	—
Payable to affiliates	241	822
Payable for unsettled securities purchased	—	26,460
Other liabilities	2,788	3,068

Total liabilities	681,083	712,750
Commitments and contingencies (see Note 9)
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 100,000,000 shares authorized, and 58,075,605 and 57,997,890 shares issued and outstanding, respectively	581	580
Paid in capital in excess of par	818,262	817,129
Accumulated undistributed net investment income	1,873	2,530
Accumulated undistributed net realized gains on investments	13,998	14,131
Net unrealized (depreciation) appreciation of investments (net of provision for taxes of $994 and $493, respectively)	(28,215)	(32,200)

Total net assets	$806,499	$802,170

Total liabilities and net assets	$1,487,582	$1,514,920

Number of shares outstanding	58,075,605	57,997,890
Net asset value per share	$13.89	$13.83

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Operations

(in thousands, except shares and per share data)

(unaudited)

	Three months ended
	March 31, 2015	March 31, 2014
Investment income
From non-controlled/non-affiliated investments:
Interest income	$31,854	$—
Dividend income	(99)	—
Other income	1,557	—
From non-controlled/affiliated investments:
Interest income	1,043	—
Dividend income	858	—
Other income	314	—
From controlled investments:
Interest income	450	—
Dividend income	548	—
Other income	11	—
Investment income allocated from New Mountain Finance Holdings, L.L.C.
Interest income	—	27,668
Dividend income	—	2,089
Other income	—	682

Total investment income	36,536	30,439

Expenses
Incentive fee	4,878	—
Capital gains incentive fee	481	—

Total incentive fees	5,359	—
Management fee	6,468	—
Interest and other financing expenses	5,477	—
Professional fees	739	—
Administrative expenses	635	—
Other general and administrative expenses	429	—
Net expenses allocated from New Mountain Finance Holdings, L.L.C.	—	14,381

Total expenses	19,107	14,381
Less: management fee waived (see Note 5)	(1,382)	—
Less: expenses waived and reimbursed (see Note 5)	(400)	—

Net expenses	17,325	14,381

Net investment income before income taxes	19,211	16,058
Income tax expense	149	—

Net investment income	19,062	16,058
Net realized (losses) gains:
Non-controlled/non-affiliated investments	(133)	—
Investments allocated from New Mountain Finance Holdings, L.L.C.	—	2,708
Net change in unrealized (depreciation) appreciation:
Non-controlled/non-affiliated investments	(1,462)	—
Non-controlled/affiliated investments	(872)	—
Controlled investments	6,820	—
Investments allocated from New Mountain Finance Holdings, L.L.C.	—	4,682
Provision for taxes	(501)	—

Net increase in net assets resulting from operations	22,914	23,448

Basic earnings per share	$0.40	$0.50
Weighted average shares of common stock outstanding — basic (see Note 11)	57,998,754	47,066,216
Diluted earnings per share	$0.37	$0.50
Weighted average shares of common stock outstanding — diluted (see Note 11)	65,217,837	47,066,216
Dividends declared and paid per share	$0.34	$0.34

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Changes in Net Assets

(in thousands)

(unaudited)

	Three months ended
	March 31, 2015	March 31, 2014
Increase (decrease) in net assets resulting from operations:
Net investment income	$19,062	$—
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	—	16,058
Net realized losses on investments	(133)	—
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.	—	2,708
Net change in unrealized appreciation (depreciation) of investments	4,486	—
Net change in unrealized appreciation (depreciation) of investments allocated from New Mountain Finance Holdings, L.L.C.	—	4,682
Provision for taxes	(501)	—

Net increase in net assets resulting from operations	22,914	23,448

Capital transactions
Value of shares issued for exchanged units	—	38,840
Dividends declared to stockholders from net investment income	(19,719)	(16,058)
Dividends declared to stockholders from net realized gains	—	(227)
Reinvestment of dividends	1,134	1,038

Total net (decrease) increase in net assets resulting from capital transactions	(18,585)	23,593

Net increase in net assets	4,329	47,041
Net assets at the beginning of the period	802,170	650,107

Net assets at the end of the period	$806,499	$697,148

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three months ended
	March 31, 2015	March 31, 2014
Cash flows from operating activities
Net increase in net assets resulting from operations	$22,914	$23,448
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.	—	(16,058)
Net realized losses on investments	133	—
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.	—	(2,708)
Net change in unrealized (appreciation) depreciation of investments	(4,486)	—
Net change in unrealized (appreciation) depreciation of investments allocated from New Mountain Finance Holdings, L.L.C.	—	(4,682)
Amortization of purchase discount	(596)	—
Amortization of deferred financing costs	672	—
Non-cash investment income	(1,178)	—
(Increase) decrease in operating assets:
Purchase of investments and delayed draw facilities	(67,236)	—
Proceeds from sales and paydowns of investments	93,280	—
Cash paid on drawn revolvers	(190)	—
Cash repayments on drawn revolvers	190	—
Interest and dividend receivable	(2,745)	—
Receivable from affiliates	(141)	—
Receivable from unsettled securities sold	8,912	—
Other assets	(560)	—
Distributions from New Mountain Finance Holdings, L.L.C.	—	15,247
Increase (decrease) in operating liabilities:
Management fee payable	(58)	—
Incentive fee payable	75	—
Interest payable	1,355	—
Deferred tax liability	501	—
Capital gains incentive fee payable	481	—
Payable to affiliates	(581)	—
Payable for unsettled securities purchased	(26,460)	—
Other liabilities	(11)	—

Net cash flows provided by (used in) operating activities	24,271	15,247

Cash flows from financing activities
Dividends paid	(18,585)	(15,247)
Offering costs paid	(20)	—
Proceeds from Holdings Credit Facility	49,100	—
Repayment of Holdings Credit Facility	(74,600)	—
Proceeds from NMFC Credit Facility	51,300	—
Repayment of NMFC Credit Facility	(32,500)	—
Deferred financing costs paid	(259)	—

Net cash flows (used in) provided by financing activities	(25,564)	(15,247)

Net (decrease) increase in cash and cash equivalents	(1,293)	—
Cash and cash equivalents at the beginning of the period	23,445	—

Cash and cash equivalents at the end of the period	$22,152	$—

Supplemental disclosure of cash flow information
Cash interest paid	$3,308	$—
Income taxes paid	3	—
Non-cash operating activities:
Non-cash activity on investments	$41,275	$—
Non-cash financing activities:
New Mountain Finance AIV Holdings Corporation exchange of New Mountain Finance Holdings, L.L.C. units for shares	$—	$38,840
Value of shares issued in connection with dividend reinvestment plan	1,134	1,038
Accrual for offering costs	496	—
Accrual for deferred financing costs	126	—

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

March 31, 2015

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Australia
Project Sunshine IV Pty Ltd**
Media	First lien(2)	8.00% (Base Rate + 7.00%)	9/23/2019	$15,689	$15,608	$15,866	1.97%

Total Funded Debt Investments — Australia				$15,689	$15,608	$15,866	1.97%

Funded Debt Investments — Luxembourg
Pinnacle Holdco S.à.r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	$24,630	$24,324	$21,879
	Second lien(3)	10.50% (Base Rate + 9.25%)	7/30/2020	8,204	8,319	7,288

				32,834	32,643	29,167	3.62%

Evergreen Skills Lux S.À.R.L.**
Education	Second lien(3)	9.25% (Base Rate + 8.25%)	4/28/2022	3,000	2,928	2,830	0.35%

Total Funded Debt Investments — Luxembourg				$35,834	$35,571	$31,997	3.97%

Funded Debt Investments — Netherlands
Eiger Acquisition B.V. (Eiger Co-Borrower, LLC)**
Software	Second lien(3)	10.13% (Base Rate + 9.13%)	2/17/2023	$10,000	$9,257	$9,050	1.12%

Total Funded Debt Investments — Netherlands				$10,000	$9,257	$9,050	1.12%

Funded Debt Investments — United Kingdom
Air Newco LLC**
Software	Second lien(3)	10.50% (Base Rate + 9.50%)	1/31/2023	$30,000	$29,251	$28,650	3.55%

Total Funded Debt Investments — United Kingdom				$30,000	$29,251	$28,650	3.55%

Funded Debt Investments — United States
TIBCO Software Inc.**
Software	First lien(2)	6.50% (Base Rate + 5.50%)	12/4/2020	$30,000	$28,563	$30,050
	Subordinated(3)	11.38%	12/1/2021	15,000	14,577	15,244

				45,000	43,140	45,294	5.62%

Deltek, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	10/10/2019	40,000	39,991	40,450
	Second lien(3)	10.00% (Base Rate + 8.75%)	10/10/2019	1,000	990	1,011

				41,000	40,981	41,461	5.14%

Ascend Learning, LLC
Education	First lien(2)	6.00% (Base Rate + 5.00%)	7/31/2019	10,823	10,780	10,869
	Second lien(3)	9.50% (Base Rate + 8.50%)	11/30/2020	29,000	28,884	28,927

				39,823	39,664	39,796	4.94%

Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	32,641	32,415	33,539
	Second lien(3)	9.75% (Base Rate + 8.50%)	4/30/2020	5,000	4,956	5,138

				37,641	37,371	38,677	4.80%

McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)(9)	9.75%	4/1/2021	24,500	24,366	27,195
	First lien(2)	5.75% (Base Rate + 4.75%)	3/22/2019	9,838	9,628	9,939

				34,338	33,994	37,134	4.60%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2015

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Envision Acquisition Company, LLC
Healthcare Services	Second lien(2)	9.75% (Base Rate + 8.75%)	11/4/2021	$26,000	$25,609	$26,893
	Second lien(3)	9.75% (Base Rate + 8.75%)	11/4/2021	9,250	9,307	9,568

				35,250	34,916	36,461	4.52%

Tolt Solutions, Inc.(15)
Business Services	First lien(2)	7.00% (Base Rate + 6.00%)	3/7/2019	18,443	18,443	17,965
	First lien(2)	12.00% (Base Rate + 11.00%)	3/7/2019	18,800	18,800	18,344

				37,243	37,243	36,309	4.50%

Acrisure, LLC
Business Services	Second lien(2)	11.50% (Base Rate + 10.50%)	3/31/2020	35,175	34,859	35,602	4.41%
Hill International, Inc.
Business Services	First lien(2)	7.75% (Base Rate + 6.75%)	9/26/2020	34,825	34,500	34,216	4.24%
Meritas Schools Holdings, LLC
Education	First lien(2)	7.00% (Base Rate + 5.75%)	6/25/2019	21,603	21,441	21,711
	Second lien(2)	10.00% (Base Rate + 9.00%)	1/23/2021	12,000	11,946	12,090

				33,603	33,387	33,801	4.19%

TASC, Inc.
Federal Services	First lien(2)	7.00% (Base Rate + 6.00%)	5/22/2020	30,782	30,393	31,244
	Second lien(3)	12.00%	5/21/2021	2,000	1,961	2,120

				32,782	32,354	33,364	4.14%

SRA International, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	31,765	31,103	31,953	3.96%
Navex Global, Inc.
Software	First lien(4)	5.75% (Base Rate + 4.75%)	11/19/2021	10,521	10,419	10,494
	First lien(2)	5.75% (Base Rate + 4.75%)	11/19/2021	4,442	4,399	4,431
	Second lien(4)	9.75% (Base Rate + 8.75%)	11/18/2022	11,953	11,836	11,834
	Second lien(3)	9.75% (Base Rate + 8.75%)	11/18/2022	5,047	4,998	4,996

				31,963	31,652	31,755	3.94%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	30,875	30,762	30,991	3.84%
CompassLearning, Inc.(14)
Education	First lien(2)	8.00% (Base Rate + 6.75%)	11/26/2018	30,000	29,424	29,088	3.61%
Aderant North America, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	6/20/2019	24,000	23,773	24,060
	Second lien(3)	10.00% (Base Rate + 8.75%)	6/20/2019	5,000	5,071	5,013

				29,000	28,844	29,073	3.60%

KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)	7.75% (Base Rate + 6.50%)	11/13/2017	28,475	28,113	28,333	3.51%
Transtar Holding Company
Distribution & Logistics	Second lien(2)	10.00% (Base Rate + 8.75%)	10/9/2019	28,300	27,922	27,805	3.45%
Pelican Products, Inc.
Business Products	Second lien(3)	9.25% (Base Rate + 8.25%)	4/9/2021	15,500	15,528	15,423
	Second lien(2)	9.25% (Base Rate + 8.25%)	4/9/2021	10,000	10,121	9,950

				25,500	25,649	25,373	3.15%

YP Holdings LLC(10)
YP LLC
Media	First lien(2)	8.00% (Base Rate + 6.75%)	6/4/2018	24,173	23,939	24,535	3.04%
CRGT Inc.
Federal Services	First lien(2)	7.50% (Base Rate + 6.50%)	12/19/2020	24,844	24,603	24,440	3.03%
Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (Base Rate + 9.00%)	5/8/2019	18,886	18,786	18,862
	Second lien(3)	10.25% (Base Rate + 9.00%)	5/8/2019	5,571	5,647	5,564

				24,457	24,433	24,426	3.03%

PetVet Care Centers LLC
Consumer Services	Second lien(3)	9.75% (Base Rate + 8.75%)	6/17/2021	24,000	23,768	23,760	2.95%
Aricent Technologies
Business Services	Second lien(2)	9.50% (Base Rate + 8.50%)	4/14/2022	20,000	19,872	20,200
	Second lien(3)	9.50% (Base Rate + 8.50%)	4/14/2022	2,550	2,558	2,576

				22,550	22,430	22,776	2.82%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2015

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
McGraw-Hill School Education Holdings, LLC
Education	First lien(2)	6.25% (Base Rate + 5.00%)	12/18/2019	$21,725	$21,547	$21,814	2.70%
Weston Solutions, Inc.
Business Services	Subordinated(4)	16.00% (11.50% + 4.50% PIK)*	7/3/2019	20,688	20,688	21,080	2.61%
Aspen Dental Management, Inc.
Healthcare Services	First lien(2)	7.00% (Base Rate + 5.50%)	10/6/2016	20,808	20,666	20,860	2.59%
American Pacific Corporation**
Specialty Chemicals and Materials	First lien(2)	7.00% (Base Rate + 6.00%)	2/27/2019	19,800	19,679	19,940	2.47%
TWDiamondback Holdings Corp.(8)
Diamondback Drugs of Delaware, L.L.C.(TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)	9.75% (Base Rate + 8.75%)	11/19/2019	19,895	19,895	19,895	2.47%
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%	12/15/2018	25,000	25,000	19,375	2.40%
Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)
Business Services	First lien(2)	7.50% (Base Rate + 6.25%)	7/7/2020	19,900	19,551	18,905	2.34%
First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (Base Rate + 9.50%)	4/12/2019	18,643	18,382	18,504	2.29%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.25%)	7/23/2020	18,500	18,332	17,899	2.22%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/27/2017	13,855	13,851	13,980
	Second lien(3)	9.75% (Base Rate + 8.25%)	10/27/2017	2,000	2,017	2,018

				15,855	15,868	15,998	1.98%

MailSouth, Inc. (d/b/a Mspark)
Media	First lien(2)	6.75% (Base Rate + 4.99%)	12/14/2016	16,778	16,261	15,855	1.97%
Edmentum, Inc. (fka Plato, Inc.)
Education	Second lien(2)	11.25% (Base Rate + 9.75%)(7)	5/17/2019	25,000	24,728	12,500
	Second lien(3)	11.25% (Base Rate + 9.75%)(7)	5/17/2019	6,150	6,043	3,075

				31,150	30,771	15,575	1.93%

GSDM Holdings Corp.
Healthcare Services	Subordinated(4)	10.00%	6/23/2020	15,000	14,865	14,782	1.83%
eResearchTechnology, Inc.
Healthcare Services	First lien(2)	6.00% (Base Rate + 4.75%)	5/2/2018	14,059	13,690	14,059	1.74%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	14,000	13,969	13,930	1.73%
Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%	1/15/2018	24,357	24,540	13,640	1.69%
Smile Brands Group Inc.
Healthcare Services	First lien(2)	7.50% (Base Rate + 6.25%)	8/16/2019	14,283	14,126	13,033	1.62%
American Tire Distributors, Inc.
Distribution & Logistics	Subordinated(3)	10.25%	3/1/2022	10,000	10,000	10,450	1.30%
PowerPlan Holdings, Inc.
Software	Second lien(2)	10.75% (Base Rate + 9.75%)	2/23/2023	10,000	9,901	9,900	1.23%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (Base Rate + 9.25%)	12/20/2019	9,000	8,849	8,910	1.11%
Vitera Healthcare Solutions, LLC
Software	First lien(2)	6.00% (Base Rate + 5.00%)	11/4/2020	1,975	1,959	1,982
	Second lien(2)	9.25% (Base Rate + 8.25%)	11/4/2021	7,000	6,908	6,878

				8,975	8,867	8,860	1.10%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2015

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
McKissock, LLC
QC McKissock Investment, LLC
Education	First lien(2)	7.50% (Base Rate + 6.50%)	8/5/2019	$4,911	$4,867	$4,811
	First lien(2)	7.50% (Base Rate + 6.50%)	8/5/2019	3,171	3,142	3,106
	First lien(2)(11) — Drawn	7.50% (Base Rate + 6.50%)	8/5/2019	576	571	564

				8,658	8,580	8,481	1.05%

Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	6,651	6,651	7,100	0.88%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(2)	9.00% (Base Rate + 7.50%)	4/21/2017	7,419	7,368	6,603	0.82%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	7,000	6,939	6,580	0.82%
Immucor, Inc.
Healthcare Services	Subordinated(2)(9)	11.13%	8/15/2019	5,000	4,958	5,394	0.67%
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(2)	7.25% (Base Rate + 5.50%)	12/22/2016	5,947	5,919	5,026	0.62%
Packaging Coordinators, Inc.(12)
Healthcare Products	Second lien(3)	9.00% (Base Rate + 8.00%)	8/1/2022	5,000	4,953	4,925	0.61%
Learning Care Group (US) Inc.(17)
Learning Care Group (US) No. 2 Inc.
Education	First lien(2)	5.50% (Base Rate + 4.50%)	5/5/2021	4,454	4,414	4,482	0.56%
GCA Services Group, Inc.
Business Services	Second lien(3)	9.25% (Base Rate + 8.00%)	11/1/2020	4,000	3,969	3,984	0.49%
Sophia Holding Finance LP / Sophia Holding Finance Inc.
Software	Subordinated(3)	9.63%	12/1/2018	3,500	3,502	3,548	0.44%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%	10/1/2022	3,000	3,000	2,846	0.35%
Synarc-Biocore Holdings, LLC
Healthcare Services	Second lien(3)	9.25% (Base Rate + 8.25%)	3/10/2022	2,500	2,477	2,313	0.29%
Education Management II LLC**
Education	First lien(2)	5.50% (Base Rate + 4.50%)	7/2/2020	250	236	231
	First lien(3)	5.50% (Base Rate + 4.50%)	7/2/2020	141	133	130
	First lien(2)	8.50% (Base Rate + 1.00% + 6.50% PIK)*	7/2/2020	416	346	340
	First lien(3)	8.50% (Base Rate + 1.00% + 6.50% PIK)*	7/2/2020	235	195	192

				1,042	910	893	0.11%

ATI Acquisition Company (fka Ability Acquisition, Inc.)(13)
Education	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(7)*	6/30/2012 — Past Due	1,665	1,434	—
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(7)*	6/30/2012 — Past Due	103	94	—

				1,768	1,528	—	—%

Total Funded Debt Investments — United States				$1,196,937	$1,185,666	$1,161,862	144.06%

Total Funded Debt Investments				$1,288,460	$1,275,353	$1,247,425	154.67%

Equity — United Kingdom
Packaging Coordinators, Inc.(12)
PCI Pharma Holdings UK Limited**
Healthcare Products	Ordinary shares(2)	—	—	19,427	$580	$1,175	0.15%

Total Shares — United Kingdom					$580	$1,175	0.15%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2015

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Equity — United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(3)(20)	12.00% (10.00% + 2.00% PIK)*	—	35,900	$35,900	$35,686	4.42%
TWDiamondback Holdings Corp.(8)
Distribution & Logistics	Preferred shares(4)	—	—	200	2,000	2,000	0.25%
Education Management Corporation**
Education	Preferred shares(2)	—	—	3,331	200	227
	Preferred shares(3)	—	—	1,879	113	128
	Preferred shares(2)	—	—	9,445	100	109
	Preferred shares(3)	—	—	5,328	56	62

					469	526	0.07%

Ancora Acquisition LLC(13)
Education	Preferred shares(6)	—	—	372	83	422	0.05%

Total Shares — United States					$38,452	$38,634	4.79%

Total Shares					$39,032	$39,809	4.94%

Warrants — United States
YP Holdings LLC(10)
YP Equity Investors LLC
Media	Warrants(5)	—	—	5	$—	$5,304	0.66%
Learning Care Group (US) Inc.(17)
ASP LCG Holdings, Inc.
Education	Warrants(3)	—	—	622	37	274	0.03%
Alion Science and Technology Corporation
Federal Services	Warrants(3)	—	—	6,000	293	—	—%
Ancora Acquisition LLC(13)
Education	Warrants(6)	—	—	20	—	—	—%

Total Warrants — United States					$330	$5,578	0.69%

Total Funded Investments					$1,314,715	$1,292,812	160.30%

Unfunded Debt Investments — United States
TWDiamondback Holdings Corp.(8)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(3)(11) — Undrawn	—	5/19/2015	$2,158	$—	$—
	First lien(4)(11) — Undrawn	—	5/19/2015	605	—	—

				2,763	—	—	—%

Aspen Dental Management, Inc.
Healthcare Services	First lien(3)(11) — Undrawn	—	4/6/2016	5,000	(388)	(44)	(0.01)%
McKissock, LLC
Education	First lien(2)(11) — Undrawn	—	8/5/2019	2,304	(23)	(47)	(0.01)%
MailSouth, Inc. (d/b/a Mspark)
Media	First lien(3)(11) — Undrawn	—	12/14/2016	1,900	(181)	(152)	(0.01)%

Total Unfunded Debt Investments				$11,967	$(592)	$(243)	(0.03)%

Total Non-Controlled/Non-Affiliated Investments					$1,314,123	$1,292,569	160.27%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2015

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Affiliated Investments(18)
Funded Debt Investments — United States
Tenawa Resource Holdings LLC(16)
Tenawa Resource Management LLC
Energy	First lien(3)	10.50% (Base Rate + 8.00%)	5/12/2019	$40,000	$39,846	$39,500	4.90%

Total Funded Debt Investments — United States				$40,000	$39,846	$39,500	4.90%

Equity — United States
NMFC Senior Loan Program I LLC**
Investment in Fund	Membership interest(3)	—	—	—	$23,000	$22,846	2.83%
Tenawa Resource Holdings LLC(16)
QID NGL LLC
Energy	Ordinary shares(3)	—	—	4,000,000	4,000	2,500	0.31%

Total Shares — United States					$27,000	$25,346	3.14%

Total Non-Controlled/Affiliated Investments					$66,846	$64,846	8.04%

Controlled Investments(19)
Funded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(2)	8.50% (Base Rate + 7.50%)	1/13/2019	$6,786	$6,786	$6,786
	First lien(3)	8.50% (Base Rate + 7.50%)	1/13/2019	4,060	4,060	4,060
	First lien(3)	9.50% (Base Rate + 7.50% + 1.00% PIK)*	1/13/2019	8,782	8,782	8,782
	Subordinated(2)	15.00% PIK*	7/13/2019	1,376	1,376	1,376
	Subordinated(3)	15.00% PIK*	7/13/2019	824	824	824

				21,828	21,828	21,828	2.71%

Total Funded Debt Investments — United States				$21,828	$21,828	$21,828	2.71%

Equity — United States
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(21)	—	—	15,099,078	$12,719	$12,951
	Preferred shares(3)(21)	—	—	4,172,667	3,515	3,578
	Ordinary shares(2)	—	—	2,096,477	1,925	7,037
	Ordinary shares(3)	—	—	579,366	532	1,945

					18,691	25,511	3.16%

Total Shares — United States					$18,691	$25,511	3.16%

Total Funded Investments					$40,519	$47,339	5.87%

Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(11) — Undrawn	—	1/13/2019	$2,048	$—	$—
	First lien(3)(11) — Undrawn	—	1/13/2019	758	—	—

				2,806	—	—	—%

Total Unfunded Debt Investments				$2,806	$—	$—	—%

Total Controlled Investments					$40,519	$47,339	5.87%

Total Investments					$1,421,488	$1,404,754	174.18%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2015

(in thousands, except shares)

(unaudited)

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7, Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA and Morgan Stanley, N.A. as Lenders. See Note 7, Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment or a portion of the investment is on non-accrual status. See Note 3, Investments, for details.

(8)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(9)
Securities are registered under the Securities Act.

(10)
The Company holds investments in two related entities of YP Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Company has a debt investment in Packaging Coordinators, Inc. and holds ordinary equity in PCI Pharma Holdings UK Limited, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(13)
The Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Company has debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(14)
The Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(15)
The Company holds two first lien investments in Tolt Solutions, Inc. The debt investment with an interest rate at base rate + 6.00% is structured as a first lien first out debt investment. The debt investment with an interest rate at base rate + 11.00% is structured as a first lien last out debt investment.

(16)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 5.05% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(17)
The Company holds investments in two wholly-owned subsidiaries of Learning Care Group (US) Inc. The Company has a debt investment in Learning Care Group (US) No. 2 Inc. and holds warrants to purchase common stock of ASP LCG Holdings, Inc.

(18)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2014 and March 31, 2015 along with transactions during the three months ended March 31, 2015 in which the issuer was a non-controlled/affiliated investment is as follows:

Portfolio Company(1)	Fair Value at December 31, 2014	Gross Additions (cost)(A)	Gross Redemptions (cost)(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at March 31, 2015	Interest Income	Dividend Income	Other Income
NMFC Senior Loan Program I LLC	$22,461	$—	$—	$—	$385	$22,846	$—	$858	$301
Tenawa Resource Holdings LLC	—	43,257	—	—	(1,257)	42,000	1,043	—	13

Total Non-Controlled/Affiliated Investments	$22,461	$43,257	$—	$—	$(872)	$64,846	$1,043	$858	$314

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2015

(in thousands, except shares)

(unaudited)

(19)
Denotes investments in which the Company is in "Control", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31, 2014 and March 31, 2015 along with transactions during the three months ended March 31, 2015 in which the issuer was a controlled investment is as follows:

Portfolio Company(1)	Fair Value at December 31, 2014	Gross Additions (cost)(A)	Gross Redemptions (cost)(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at March 31, 2015	Interest Income	Dividend Income	Other Income
UniTek Global Services, Inc.	$—	$40,519	$—	$—	$6,820	$47,339	$450	$548	$11

Total Controlled Investments	$—	$40,519	$—	$—	$6,820	$47,339	$450	$548	$11

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(20)
Total shares reported assumes shares issued for the capitalization of PIK interest. Actual shares owned total 35,000.

(21)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2015

(unaudited)

March 31, 2015
Investment Type	Percent of Total Investments at Fair Value
First lien	45.67%
Second lien	42.10%
Subordinated	5.38%
Equity and other	6.85%

Total investments	100.00%

March 31, 2015
Industry Type	Percent of Total Investments at Fair Value
Software	23.94%
Business Services	18.47%
Education	13.88%
Federal Services	8.88%
Healthcare Services	7.61%
Distribution & Logistics	7.46%
Energy	5.34%
Media	4.37%
Consumer Services	3.43%
Business Products	1.80%
Investment in Fund	1.63%
Specialty Chemicals and Materials	1.42%
Healthcare Products	0.94%
Industrial Services	0.47%
Healthcare Information Technology	0.36%

Total investments	100.00%

March 31, 2015
Interest Rate Type	Percent of Total Investments at Fair Value
Floating rates	85.96%
Fixed rates	14.04%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Australia
Project Sunshine IV Pty Ltd**
Media	First lien(2)	8.00% (Base Rate + 7.00%)	9/23/2019	$17,689	$17,594	$17,888	2.23%

Total Funded Debt Investments — Australia				$17,689	$17,594	$17,888	2.23%

Funded Debt Investments — Luxembourg
Pinnacle Holdco S.à.r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	$24,630	$24,319	$22,905
	Second lien(3)	10.50% (Base Rate + 9.25%)	7/30/2020	8,204	8,317	7,629

				32,834	32,636	30,534	3.80%

Evergreen Skills Lux S.À.R.L.**
Education	Second lien(3)	9.25% (Base Rate + 8.25%)	4/28/2022	5,000	4,877	4,737	0.59%

Total Funded Debt Investments — Luxembourg				$37,834	$37,513	$35,271	4.39%

Funded Debt Investments — United States
Ascend Learning, LLC
Education	First lien(2)	6.00% (Base Rate + 5.00%)	7/31/2019	$14,888	$14,824	$14,813
	Second lien(3)	9.50% (Base Rate + 8.50%)	11/30/2020	29,000	28,881	28,855

				43,888	43,705	43,668	5.44%

TIBCO Software Inc.**
Software	First lien(2)	6.50% (Base Rate + 5.50%)	12/4/2020	30,000	28,512	29,100
	Subordinated(3)	11.38%	12/1/2021	15,000	14,567	14,550

				45,000	43,079	43,650	5.44%

Global Knowledge Training LLC
Education	Second lien(2)	12.00% (Base Rate + 8.75%)	10/21/2018	41,450	41,137	41,786	5.21%
Deltek, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	10/10/2019	40,000	39,989	40,300
	Second lien(3)	10.00% (Base Rate + 8.75%)	10/10/2019	1,000	990	1,008

				41,000	40,979	41,308	5.15%

Tenawa Resource Holdings LLC(16)
Tenawa Resource Management LLC
Energy	First lien(3)	10.50% (Base Rate + 8.00)%	5/12/2019	40,000	39,838	39,820	4.96%
Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	32,641	32,407	33,355
	Second lien(3)	9.75% (Base Rate + 8.50%)	4/30/2020	5,000	4,955	5,109

				37,641	37,362	38,464	4.80%

McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)(9)	9.75%	4/1/2021	24,500	24,362	27,195
	First lien(2)	5.75% (Base Rate + 4.75%)	3/22/2019	9,863	9,641	9,830

				34,363	34,003	37,025	4.62%

Tolt Solutions, Inc.(15)
Business Services	First lien(2)	7.00% (Base Rate + 6.00%)	3/7/2019	18,537	18,538	18,075
	First lien(2)	12.00% (Base Rate + 11.00%)	3/7/2019	18,800	18,800	18,540

				37,337	37,338	36,615	4.56%

Acrisure, LLC
Business Services	Second lien(2)	11.50% (Base Rate + 10.50%)	3/31/2020	35,175	34,848	35,471	4.42%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
UniTek Global Services, Inc.
Business Services	First lien(2)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	$20,596	$20,104	$14,706
	First lien(3)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	7,772	7,552	5,550
	First lien(2)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	6,271	6,116	4,478
	First lien(3)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	597	580	426
	First lien(2)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	5,213	5,083	3,722
	First lien(3)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	496	482	354
	First lien(3)(11) — Drawn	9.50% (Base Rate + 7.50% + 1.00% PIK)*	1/21/2015	3,381	3,381	3,381
	First lien(3)(11) — Drawn	10.25% (Base Ra te + 4.00% + 5.25% PIK)*	4/15/2016	2,610	2,610	2,610

				46,936	45,908	35,227	4.39%

Envision Acquisition Company, LLC
Healthcare Services	Second lien(2)	9.75% (Base Rate + 8.75%)	11/4/2021	26,000	25,603	25,772
	Second lien(3)	9.75% (Base Rate + 8.75%)	11/4/2021	9,250	9,305	9,169

				35,250	34,908	34,941	4.37%

Hill International, Inc.
Business Services	First lien(2)	7.75% (Base Rate + 6.75%)	9/26/2020	34,913	34,574	34,215	4.27%
Meritas Schools Holdings, LLC
Education	First lien(2)	7.00% (Base Rate + 5.75%)	6/25/2019	21,658	21,487	21,549
	Second lien(2)	10.00% (Base Rate + 9.00%)	1/23/2021	12,000	11,943	11,820

				33,658	33,430	33,369	4.16%

TASC, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.50%)	5/22/2020	30,860	30,454	30,108
	Second lien(3)	12.00%	5/21/2021	2,000	1,960	1,960

				32,860	32,414	32,068	4.00%

SRA International, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	31,765	31,059	31,805	3.96%
Navex Global, Inc.
Software	First lien(4)	5.75% (Base Rate + 4.75%)	11/19/2021	10,547	10,442	10,441
	First lien(2)	5.75% (Base Rate + 4.75%)	11/19/2021	4,453	4,409	4,409
	Second lien(4)	9.75% (Base Rate + 8.75%)	11/18/2022	11,953	11,834	11,775
	Second lien(3)	9.75% (Base Rate + 8.75%)	11/18/2022	5,047	4,997	4,970

				32,000	31,682	31,595	3.94%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	30,875	30,756	30,875	3.85%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)	7.75% (Base Rate + 6.50%)	11/13/2017	29,342	28,937	29,359	3.66%
CompassLearning, Inc.(14)
Education	First lien(2)	8.00% (Base Rate + 6.75%)	11/26/2018	30,000	29,391	29,184	3.64%
Aderant North America, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	6/20/2019	24,000	23,767	23,940
	Second lien(3)	10.00% (Base Rate + 8.75%)	6/20/2019	5,000	5,070	4,988

				29,000	28,837	28,928	3.61%

Transtar Holding Company
Distribution & Logistics	Second lien(2)	10.00% (Base Rate + 8.75%)	10/9/2019	28,300	27,906	27,946	3.48%
Pelican Products, Inc.
Business Products	Second lien(3)	9.25% (Base Rate + 8.25)%	4/9/2021	15,500	15,531	15,306
	Second lien(2)	9.25% (Base Rate + 8.25%)	4/9/2021	10,000	10,123	9,875

				25,500	25,654	25,181	3.14%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
YP Holdings LLC(10)
YP LLC
Media	First lien(2)	8.00% (Base Rate + 6.75%)	6/4/2018	$24,936	$24,678	$25,029	3.12%
CRGT Inc.
Federal Services	First lien(2)	7.50% (Base Rate + 6.50%)	12/19/2020	25,000	24,750	24,750	3.09%
Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (Base Rate + 9.00%)	5/8/2019	18,886	18,786	18,877
	Second lien(3)	10.25% (Base Rate + 9.00%)	5/8/2019	5,571	5,647	5,569

				24,457	24,433	24,446	3.05%

PetVet Care Centers LLC
Consumer Services	Second lien(3)	9.75% (Base Rate + 8.75%)	6/17/2021	24,000	23,761	23,760	2.96%
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%	12/15/2018	25,000	25,000	23,250	2.90%
Aricent Technologies
Business Services	Second lien(2)	9.50% (Base Rate + 8.50%)	4/14/2022	20,000	19,871	20,162
	Second lien(3)	9.50% (Base Rate + 8.50%)	4/14/2022	2,550	2,556	2,571

				22,550	22,427	22,733	2.83%

McGraw-Hill School Education Holdings, LLC
Education	First lien(2)	6.25% (Base Rate + 5.00%)	12/18/2019	21,780	21,594	21,771	2.71%
Weston Solutions, Inc.
Business Services	Subordinated(4)	16.00% (11.50% + 4.50% PIK)*	7/3/2019	20,458	20,458	20,828	2.60%
Aspen Dental Management, Inc.
Healthcare Services	First lien(2)	7.00% (Base Rate + 5.50)%	10/6/2016	20,862	20,697	20,732	2.58%
TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C.(TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)	9.75% (Base Rate + 8.75%)	11/19/2019	19,895	19,895	19,895	2.48%
American Pacific Corporation**
Specialty Chemicals and Materials	First lien(2)	7.00% (Base Rate + 6.00%)	2/27/2019	19,850	19,722	19,825	2.47%
Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)
Business Services	First lien(2)	7.50% (Base Rate + 6.25%)	7/7/2020	19,950	19,592	19,152	2.39%
eResearchTechnology, Inc.
Healthcare Services	First lien(2)	6.00% (Base Rate + 4.75%)	5/2/2018	19,059	18,521	19,083	2.38%
First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (Base Rate + 9.50%)	4/12/2019	18,643	18,369	18,457	2.30%
Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%	1/15/2018	24,357	24,555	18,390	2.29%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.25%)	7/23/2020	18,500	18,326	17,814	2.22%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/27/2017	13,855	13,852	13,959
	Second lien(3)	9.75% (Base Rate + 8.25%)	10/27/2017	2,000	2,017	2,015

				15,855	15,869	15,974	1.99%

MailSouth, Inc. (d/b/a Mspark)
Media	First lien(2)	6.75% (Base Rate + 4.99%)	12/14/2016	16,778	16,190	15,771	1.97%
Edmentum, Inc. (fka Plato, Inc.)
Education	Second lien(2)	11.25% (Base Rate + 9.75%)	5/17/2019	25,000	24,713	12,500
	Second lien(3)	11.25% (Base Rate + 9.75%)	5/17/2019	6,150	6,040	3,075

				31,150	30,753	15,575	1.94%

GSDM Holdings Corp.
Healthcare Services	Subordinated(4)	10.00%	6/23/2020	15,000	14,860	14,642	1.83%
Smile Brands Group Inc.
Healthcare Services	First lien(2)	7.50% (Base Rate + 6.25%)	8/16/2019	14,319	14,154	13,746	1.71%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	14,000	13,966	13,580	1.69%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (Base Rate + 9.25%)	12/20/2019	9,000	8,843	8,910	1.11%
Vitera Healthcare Solutions, LLC
Software	First lien(2)	6.00% (Base Rate + 5.00%)	11/4/2020	1,980	1,964	1,970
	Second lien(2)	9.25% (Base Rate + 8.25%)	11/4/2021	7,000	6,906	6,825

				8,980	8,870	8,795	1.10%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
McKissock, LLC
QC McKissock Investment, LLC
Education	First lien(2)	7.50% (Base Rate + 6.50%)	8/5/2019	$4,923	$4,877	$4,844
	First lien(2)	7.50% (Base Rate + 6.50%)	8/5/2019	3,178	3,149	3,127
	First lien(2)(11) — Drawn	7.50% (Base Rate + 6.50%)	8/5/2019	576	570	567

				8,677	8,596	8,538	1.06%

Asurion, LLC (fka Asurion Corporation)
Business Services	Second lien(3)	8.50% (Base Rate + 7.50%)	3/3/2021	5,000	4,934	4,987
	Second lien(2)	8.50% (Base Rate + 7.50%)	3/3/2021	3,000	2,957	2,993

				8,000	7,891	7,980	0.99%

Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	6,651	6,651	7,083	0.88%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(2)	9.00% (Base Rate + 7.50%)	4/21/2017	7,445	7,387	6,626	0.83%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	7,000	6,934	5,548	0.69%
Immucor, Inc.
Healthcare Services	Subordinated(2)(9)	11.13%	8/15/2019	5,000	4,957	5,425	0.68%
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(2)	7.25% (Base Rate + 5.50%)	12/22/2016	5,963	5,931	4,979	0.62%
Packaging Coordinators, Inc.(12)
Healthcare Products	Second lien(3)	9.00% (Base Rate + 8.00%)	8/1/2022	5,000	4,952	4,925	0.61%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(2)	8.25% (Base Rate + 7.25%)	1/25/2021	5,000	4,940	4,867	0.61%
Learning Care Group (US) Inc.(17)
Learning Care Group (US) No. 2 Inc.
Education	First lien(2)	5.50% (Base Rate + 4.50%)	5/5/2021	4,465	4,424	4,476	0.56%
CRC Health Corporation
Healthcare Services	Second lien(3)	9.00% (Base Rate + 8.00%)	9/28/2021	4,000	3,925	4,098	0.51%
GCA Services Group, Inc.
Business Services	Second lien(3)	9.25% (Base Rate + 8.00%)	11/1/2020	4,000	3,968	3,955	0.49%
Sophia Holding Finance LP / Sophia Holding Finance Inc.
Software	Subordinated(3)	9.63%	12/1/2018	3,500	3,502	3,531	0.44%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%	10/1/2022	3,000	3,000	3,011	0.38%
Winebow Holdings, Inc. (Vinter Group, Inc., The)
Distribution & Logistics	Second lien(3)	8.50% (Base Rate + 7.50%)	1/2/2022	3,000	2,979	2,910	0.36%
Synarc-Biocore Holdings, LLC
Healthcare Services	Second lien(3)	9.25% (Base Rate + 8.25%)	3/10/2022	2,500	2,477	2,250	0.28%
Education Management LLC**
Education	First lien(2)	9.25% PIK (Base Rate + 8.00% PIK)*	3/30/2018	1,944	1,902	880
	First lien(3)	9.25% PIK (Base Rate + 8.00% PIK)*	3/30/2018	1,097	1,085	496

				3,041	2,987	1,376	0.17%

ATI Acquisition Company (fka Ability Acquisition, Inc.)(13)
Education	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(7)*	6/30/2012 — Past Due	1,665	1,434	216
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(7)*	6/30/2012 — Past Due	103	94	103

				1,768	1,528	319	0.04%

Total Funded Debt Investments — United States				$1,338,642	$1,325,057	$1,291,305	160.98%

Total Funded Debt Investments				$1,394,165	$1,380,164	$1,344,464	167.60%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares		Cost	Fair Value	Percent of Net Assets
Equity — United Kingdom
Packaging Coordinators, Inc.(12)
PCI Pharma Holdings UK Limited**
Healthcare Products	Ordinary shares(2)	—	—	19,427		$580	$1,193	0.15%

Total Shares — United Kingdom						$580	$1,193	0.15%

Equity — United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(3)	12.00% (10.00% + 2.00% PIK)*	—	35,721		$35,721	$35,721	4.45%
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2		—	8
	Preferred shares(2)	—	—	2,423		—	9,739

						—	9,747	1.22%

Tenawa Resource Holdings LLC(16)
QID NGL LLC
Energy	Ordinary shares(3)	—	—	3,000,000		3,000	2,430	0.30%
TWDiamondback Holdings Corp.(18)
Distribution & Logistics	Preferred shares(4)	—	—	200		2,000	2,000	0.25%
Ancora Acquisition LLC(13)
Education	Preferred shares(6)	—	—	372		83	83	0.01%

Total Shares — United States						$40,804	$49,981	6.23%

Total Shares						$41,384	$51,174	6.38%

Warrants — United States
Storapod Holding Company, Inc.
Consumer Services	Warrants(3)	—	—	360,129		$156	$4,142	0.51%
YP Holdings LLC(10)
YP Equity Investors LLC
Media	Warrants(5)	—	—	5		—	2,549	0.32%
Learning Care Group (US) Inc.(17)
ASP LCG Holdings, Inc.
Education	Warrants(3)	—	—	622		37	299	0.04%
UniTek Global Services, Inc.
Business Services	Warrants(3)	—	—	1,014,451	(8)	1,449	—	—%
Alion Science and Technology Corporation
Federal Services	Warrants(3)	—	—	6,000		293	—	—%
Ancora Acquisition LLC(13)
Education	Warrants(6)	—	—	20		—	—	—%

Total Warrants — United States						$1,935	$6,990	0.87%

Total Funded Investments						$1,423,483	$1,402,628	174.85%

Unfunded Debt Investments — United States
TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)(11) — Undrawn	—	5/19/2015	$2,763		$—	$—	—%
UniTek Global Services, Inc.
Business Services	First lien(3)(11) — Undrawn	—	1/21/2015	5,425		—	—
	First lien(3)(11) — Undrawn	—	1/21/2015	2,048		—	—
	First lien(3)(11) — Undrawn	—	1/21/2015	758		—	—

						—	—	—%

McKissock, LLC
Education	First lien(2)(11) — Undrawn	—	8/5/2019	2,304		(23)	(37)	—%
MailSouth, Inc. (d/b/a Mspark)
Media	First lien(3)(11) — Undrawn	—	12/14/2015	1,900		(181)	(156)	(0.02)%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Aspen Dental Management, Inc.
Healthcare Services	First lien(3)(11) — Undrawn	—	4/6/2016	$5,000	$(388)	$(225)	(0.03)%

Total Unfunded Debt Investments				$20,198	$(592)	$(418)	(0.05)%

Total Non-Controlled/Non-Affiliated Investments					$1,422,891	$1,402,210	174.80%

Non-Controlled/Affiliated Investments(19)
Equity — United States
NMFC Senior Loan Program I LLC**
Investment in Fund	Membership interest(3)	—	—	—	$23,000	$22,461	2.80%

Total Non-Controlled/Affiliated Investments					$23,000	$22,461	2.80%

Total Investments					$1,445,891	$1,424,671	177.60%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7, Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA and Morgan Stanley, N.A. as Lenders. See Note 7, Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment or a portion of the investment is on non-accrual status. See Note 3, Investments, for details.

(8)
The Company holds 1,014,451 warrants in UniTek Global Services, Inc., which represents a 4.41% equity ownership on a fully diluted basis.

(9)
Securities are registered under the Securities Act.

(10)
The Company holds investments in two related entities of YP Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Company has a debt investment in Packaging Coordinators, Inc. and holds ordinary equity in PCI Pharma Holdings UK Limited, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(13)
The Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Company has debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(14)
The Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(15)
The Company holds two first lien investments in Tolt Solutions, Inc. The debt investment with an interest rate at base rate + 6.00% is structured as a first lien first out debt investment. The debt investment with an interest rate at base rate + 11.00% is structured as a first lien last out debt investment.

(16)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 4.76% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(17)
The Company holds investments in two wholly-owned subsidiaries of Learning Care Group (US) Inc. The Company has a debt investment in Learning Care Group (US) No. 2 Inc. and holds warrants to purchase common stock of ASP LCG Holdings, Inc.

(18)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

(19)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company.

*
All or a portion of interest contains payment-in-kind ("PIK").

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

December 31, 2014
Investment Type	Percent of Total Investments at Fair Value
First lien	47.58%
Second lien	42.41%
Subordinated	4.35%
Equity and other	5.66%

Total investments	100.00%

December 31, 2014
Industry Type	Percent of Total Investments at Fair Value
Software	20.16%
Business Services	18.27%
Education	17.68%
Federal Services	8.75%
Healthcare Services	8.05%
Distribution & Logistics	6.83%
Energy	5.89%
Media	4.29%
Consumer Services	3.67%
Business Products	1.77%
Investment in Fund	1.58%
Specialty Chemicals and Materials	1.39%
Healthcare Products	0.93%
Industrial Services	0.39%
Healthcare Information Technology	0.35%

Total investments	100.00%

December 31, 2014
Interest Rate Type(1)	Percent of Total Investments at Fair Value
Floating rates	87.68%
Fixed rates	12.32%

Total investments	100.00%

(1)
The categories in this table have been corrected for a transposition error in the Company's Form 10-K for the year ended December 31, 2014, as filed with the United States Securities and Exchange Commission on March 2, 2015, wherein the categories were inversely reported.

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose

          New Mountain Finance Corporation ("NMFC" or the "Company") is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          On May 19, 2011, NMFC priced its initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital (defined as New Mountain Capital Group, L.L.C. and its affiliates) in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities (as defined below). In connection with NMFC's IPO and through a series of transactions, New Mountain Finance Holdings, L.L.C. ("NMF Holdings" or the "Predecessor Operating Company") acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for United States ("U.S.") federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. For additional information on the Company's organizational structure prior to May 8, 2014, see "— Restructuring".

          Until May 8, 2014, NMF Holdings was externally managed by New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"). As of May 8, 2014, the Investment Adviser serves as the external investment adviser to NMFC. New Mountain Finance Administration, L.L.C. (the "Administrator") provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of New Mountain Guardian AIV, L.P. ("Guardian AIV") by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments. New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries, are defined as the "Predecessor Entities".

          Prior to December 18, 2014, New Mountain Finance SPV Funding, L.L.C. ("NMF SLF") was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus a wholly-owned indirect subsidiary of the Company. NMF SLF was bankruptcy-remote and non-recourse to NMFC. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014. See Note 7, Borrowings, for details.

          Until April 25, 2014, New Mountain Finance AIV Holdings Corporation ("AIV Holdings") was a Delaware corporation that was originally incorporated on March 11, 2011. AIV Holdings was dissolved on April 25, 2014. Guardian AIV, a Delaware limited partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non-diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory requirements. AIV Holdings was treated, and complied with the requirements to qualify annually, as a RIC under the Code.

          Prior to the Restructuring (as defined below) on May 8, 2014, NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated (the "Operating Agreement"), of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF Holdings to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

          The original structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

          Since NMFC's IPO, and through March 31, 2015, NMFC raised approximately $374,625 in net proceeds from additional offerings of common stock and issued shares of its common stock valued at approximately $288,416 on behalf of AIV Holdings for exchanged units. NMFC acquired from NMF Holdings units of NMF Holdings equal to the number of shares of NMFC's common stock sold in the additional offerings. With the completion of the final secondary offering on February 3, 2014, NMFC owned 100.0% of the units of NMF Holdings, which became a wholly-owned subsidiary of NMFC.

Restructuring

          As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in the best interests of AIV Holdings and Guardian AIV. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to dissolve AIV Holdings under the laws of the State of Delaware.

          Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the U.S. Securities and Exchange Commission ("SEC") of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

          In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

          Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' current business model, NMF Holdings' board of directors determined at an

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings.

          At the 2014 joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved a new investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

          Effective May 8, 2014, NMF Holdings amended and restated its Operating Agreement such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' credit facility, and NMFC assumed all other operating activities previously undertaken by NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned direct and indirect subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with accounting principles generally accepted in the United States of America ("GAAP"). NMFC continues to remain a BDC under the 1940 Act.

          Also, on May 8, 2014, NMF Holdings filed Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings is bankruptcy-remote and non-recourse to NMFC. In addition, the assets held at NMF Holdings will continue to be used to secure NMF Holdings' credit facility.

Current Organization

          During the three months ended March 31, 2015, the Company established a wholly-owned subsidiary, NMF QID NGL Holdings, Inc. ("NMF QID"). The Company's wholly-owned subsidiaries, NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID and NMF YP Holdings Inc. ("NMF YP"), are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). Tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. Additionally, the Company has a wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing") that serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC, L.P. ("SBIC LP"), and its general partner, New Mountain Finance SBIC G.P., L.L.C. ("SBIC GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are consolidated wholly-owned direct and indirect subsidiaries of the Company. SBIC LP received a license from the U.S. Small Business Association

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

(the "SBA") to operate as a small business investment company ("SBIC") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act").

          The diagram below depicts the Company's organizational structure as of March 31, 2015.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

          The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC LP's investment objective is to generate current income and capital appreciation under the investment criteria used by the Company, however, SBIC LP's investments must be SBA eligible companies. The Company's portfolio may be concentrated in a limited number of industries. As of March 31, 2015, the Company's top five industry concentrations were software, business services, education, federal services and healthcare services.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies

          Basis of accounting — The Company's consolidated financial statements have been prepared in conformity with GAAP. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946"). NMFC consolidates its wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, SBIC LP, SBIC GP, NMF Ancora, NMF QID and NMF YP. Previously, the Company consolidated its wholly-owned indirect subsidiary NMF SLF until it merged with and into NMF Holdings on December 18, 2014. See Note 7, Borrowings, for details. Prior to the Restructuring, the Predecessor Operating Company consolidated its wholly-owned subsidiary, NMF SLF. NMFC and AIV Holdings did not consolidate the Predecessor Operating Company. Prior to the Restructuring, NMFC and AIV Holdings applied investment company master-feeder financial statement presentation, as described in ASC 946 to their interest in the Predecessor Operating Company. NMFC and AIV Holdings observed that it was also industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund was owned by more than one feeder fund and that such presentation provided stockholders of NMFC and AIV Holdings with a clearer depiction of their investment in the master fund.

          The Company's consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Company's portfolio investments are not consolidated in the financial statements. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees. Historical operating expenses do not reflect the allocation of certain professional fees, administrative and other expenses that have been incurred following the completion of the IPO. Accordingly, the Predecessor Operating Company's historical operating expenses are not comparable to its operating expenses after the completion of the IPO.

          The Company's interim consolidated financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X. Accordingly, the Company's interim consolidated financial statements do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2015.

          Investments — The Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Company's Consolidated Statements of Assets and Liabilities at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

investments" and realizations on portfolio investments reflected in the Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

          The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

  d.
  When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

          Prior to the Restructuring, NMFC was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. Prior to the completion of the underwritten secondary public offering on February 3, 2014, AIV Holdings was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. NMFC's and AIV Holdings' investments in the Predecessor Operating Company were carried at fair value and represented the respective pro-rata interest in the net assets of the Predecessor Operating Company as of the applicable reporting date. NMFC and AIV Holdings valued their ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

          See Note 3, Investments, for further discussion relating to investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

          Collateralized agreements or repurchase financings — The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of March 31, 2015 and December 31, 2014, the Company held one collateralized agreement to resell with a carrying value of $30,000, collateralized by a security with a fair value of $30,000 and guaranteed by the counterparty. The counterparty has the option to repurchase the collateral from the Company at the par value of the collateralized agreement within a year. The collateralized agreement earns interest at a rate of 15.0% per annum as of March 31, 2015 and December 31, 2014.

          Cash and cash equivalents — Cash and cash equivalents include cash and short-term, highly liquid investments. The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. These securities have original maturities of three months or less.

Revenue recognition

          The Company's revenue recognition policies are as follows:

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees are recognized as income when earned, usually when paid at the closing of the investment and are non-refundable.

          Prior to the Restructuring, NMFC's revenue recognition policies were as follows:

          Revenue, expenses, and capital gains (losses):    At each quarterly valuation date, the Predecessor Operating Company's investment income, expenses, net realized gains (losses), and net increase (decrease) in unrealized appreciation (depreciation) were allocated to NMFC based on its pro-rata interest in the net assets of the Predecessor Operating Company. This was recorded on NMFC's Statements of Operations. Realized gains and losses were recorded upon sales of NMFC's investments in the Predecessor Operating Company. Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. was the difference between the net asset value per share and the closing price per share for shares issued as part of the dividend reinvestment plan on the dividend payment date. This net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. included the unrealized appreciation (depreciation) from the IPO. NMFC used the proceeds from its IPO and Concurrent Private Placement to purchase units in the Predecessor Operating Company at $13.75 per unit (its IPO price per share). At the IPO date, $13.75 per unit represented a discount to the actual net asset value per unit of the Predecessor Operating Company. As a result, NMFC experienced immediate unrealized appreciation on its investment.

          All expenses, including those of NMFC, were paid and recorded by the Predecessor Operating Company. Expenses were allocated to NMFC based on its pro-rata ownership interest. In addition, the Predecessor Operating Company paid all of the offering costs related to the IPO and subsequent offerings. NMFC recorded its portion of the offering costs as a direct reduction to net assets and the cost of its investment in the Predecessor Operating Company.

          Interest and other financing expenses — Interest and other financing fees are recorded on an accrual basis by the Company. See Note 7, Borrowings, for details.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

          Deferred financing costs — The deferred financing costs of the Company consists of capitalized expenses related to the origination and amending of the Company's borrowings. The Company amortizes these costs into expense using the straight-line method over the stated life of the related borrowing. See Note 7, Borrowings, for details.

          Income taxes — The Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under subchapter M of the Code. As a RIC, the Company is not subject to U.S. federal income tax on the portion of taxable income and gains timely distributed to its stockholders.

          To continue to qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Since U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          The Company will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year.

          Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes.

          For the quarter ended March 31, 2015, the Company recognized a total provision for income taxes of $650, for the Company's consolidated subsidiaries. The Company did not recognize a benefit or provision for taxes during the quarter ended March 31, 2014. As of March 31, 2015 and March 31, 2014, the Company had $994 and $0, respectively, of deferred tax liabilities primarily relating to deferred taxes attributable to certain differences between the computation of income for U.S. federal income tax purposes as compared to GAAP. For the quarter ended March 31, 2015, the Company recorded current income tax expense of approximately $149. The Company did not recognize any income tax expense for the quarter ended March 31, 2014.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

          The Company has adopted the Income Taxes topic of the Accounting Standards Codification Topic 740 ("ASC 740"). ASC 740 provides guidance for income taxes, including how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on its analysis, the Company has determined that there were no material uncertain income tax positions through December 31, 2014. The 2011, 2012, 2013 and 2014 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

          Dividends — Distributions to common stockholders of the Company are recorded on the record date as set by the board of directors. The Company intends to make distributions to its stockholders that will be sufficient to enable the Company to maintain its status as a RIC. The Company intends to distribute approximately all of its adjusted net investment income (see Note 5, Agreements) on a quarterly basis and substantially all of its taxable income on an annual basis, except that the Company may retain certain net capital gains for reinvestment.

          The Company has adopted a dividend reinvestment plan that provides on behalf of its stockholders for reinvestment of any distributions declared, unless a stockholder elects to receive cash.

          The Company applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is greater than 110.0% of the last determined net asset value of the shares, the Company will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, the Company will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of the Company's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Company's stockholders have been tabulated.

          Earnings per share — The Company's earnings per share ("EPS") amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Basic EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock outstanding during the period of computation. Diluted EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock assuming all

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

potential shares had been issued, and its related net impact to net assets accounted for, and the additional shares of common stock were dilutive. Diluted EPS reflects the potential dilution, using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.

          Foreign securities — The accounting records of the Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Company's Consolidated Statements of Operations.

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Company and cannot be predicted.

          Use of estimates — The preparation of the Company's consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Company's consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

          Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution. During the three months ended March 31, 2015, the Company adjusted an accounting estimate related to the classification of dividend income for a distribution received from one of the Company's equity investments. Based on updated tax projections received during the quarter ended March 31, 2015, the Company decreased dividend income by $99 and increased the realized gain by $99 to agree to the tax treatment on the investment.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 3. Investments

          At March 31, 2015, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$655,688	$641,501
Second lien	606,957	591,465
Subordinated	73,790	75,544
Equity and other	85,053	96,244

Total investments	$1,421,488	$1,404,754

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$336,008	$336,354
Business Services	253,473	259,460
Education	207,713	195,069
Federal Services	123,834	124,693
Healthcare Services	105,310	106,858
Distribution & Logistics	104,566	104,746
Energy	93,386	75,015
Media	55,627	61,408
Consumer Services	48,201	48,186
Business Products	25,649	25,373
Investment in Fund	23,000	22,846
Specialty Chemicals and Materials	19,679	19,940
Healthcare Products	12,184	13,200
Industrial Services	6,939	6,580
Healthcare Information Technology	5,919	5,026

Total investments	$1,421,488	$1,404,754

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          At December 31, 2014, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$696,994	$677,901
Second lien	621,234	604,158
Subordinated	61,344	61,987
Equity and other	66,319	80,625

Total investments	$1,445,891	$1,424,671

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$287,538	$287,234
Business Services	273,088	260,325
Education	256,522	251,916
Federal Services	124,840	124,608
Healthcare Services	114,111	114,692
Distribution & Logistics	97,344	97,382
Energy	92,393	83,890
Media	58,281	61,081
Consumer Services	48,350	52,348
Business Products	25,654	25,181
Investment in Fund	23,000	22,461
Specialty Chemicals and Materials	19,722	19,825
Healthcare Products	12,183	13,201
Industrial Services	6,934	5,548
Healthcare Information Technology	5,931	4,979

Total investments	$1,445,891	$1,424,671

          During the first quarter of 2015, the Company placed a portion of its second lien position in Edmentum, Inc. ("Edmentum") on non-accrual status due to its ongoing restructuring. As of March 31, 2015, the portion of the Edmentum second lien position placed on non-accrual status represented an aggregate cost basis of $15,386, an aggregate fair value of $7,788 and total unearned interest income of $438 for the three months then ended.

          During the first quarter of 2015, the Company's first lien position in Education Management LLC ("EDMC") was non-income producing as a result of the portfolio company undergoing a restructuring. As of December 31, 2014, the Company's investment in EDMC had an

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

aggregate cost basis of $2,987, an aggregate fair value of $1,376 and total unearned interest income of $0 for the three months then ended. In January 2015, EDMC completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in EDMC. Prior to the extinguishment, the Company's original investment in EDMC had an aggregate cost of $2,987 and an aggregate fair value of $1,376. The extinguishment resulted in a realized loss of $1,611. Post restructuring, the Company's investments in EDMC are income producing. As of March 31, 2015, the Company's investments in EDMC have an aggregate cost basis of $1,379 and an aggregate fair value of $1,419.

          During the third quarter of 2014, the Company placed a portion of its first lien position in UniTek Global Services, Inc. ("UniTek") on non-accrual status in anticipation of a voluntary petition for a "Pre-Packaged" Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware, which was filed on November 3, 2014. As of December 31, 2014, the Company's investments in UniTek had an aggregate fair value of $35,227. In January 2015, UniTek emerged from "Pre-Packaged" Chapter 11 Bankruptcy and completed its restructuring. The restructuring resulted in a material modification of the original terms and an extinguishment of the Company's original investments in UniTek. Prior to the extinguishment, the Company's original investments in UniTek had an aggregate cost of $52,902 and an aggregate fair value of $40,137. The extinguishment resulted in a realized loss of $12,765. Post restructuring, the Company's investments in UniTek have been restored to full accrual status. As of March 31, 2015, the Company's investments in UniTek have an aggregate cost basis of $40,519 and an aggregate fair value of $47,339.

          As of March 31, 2015, the Company's two super priority first lien positions in ATI Acquisition Company and its related preferred shares and warrants in Ancora Acquisition LLC remained on non-accrual status due to the inability of the portfolio company to service its interest payment for the quarter then ended and uncertainty about its ability to pay such amounts in the future. As of March 31, 2015, the Company's investment had an aggregate cost basis of $1,611, an aggregate fair value of $422 and total unearned interest income of $83 for the three months then ended. As of December 31, 2014, the Company's investment had an aggregate cost basis of $1,611 and an aggregate fair value of $402. As of March 31, 2015 and December 31, 2014, unrealized gains (losses) include a fee that the Company would receive upon maturity of the two super priority first lien debt investments.

          As of March 31, 2015, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $8,948 and $0, respectively. The Company had unfunded commitments in the form of a delayed draw or other future funding commitments of $9,550 as of March 31, 2015. The unfunded commitments on revolving credit facilities and a delayed draw are disclosed on the Company's Consolidated Schedule of Investments as of March 31, 2015.

          As of December 31, 2014, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $8,948 and $0, respectively. The Company had unfunded commitments in the form of a delayed draw or other future funding commitments of $18,475 as of

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

December 31, 2014. The unfunded commitments on revolving credit facilities and a delayed draw are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2014.

NMFC Senior Loan Program I, LLC

          NMFC Senior Loan Program I, LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by the Company. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions, and as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the Agreement. The term may be extended for up to one year pursuant to certain terms of the Agreement. SLP I has a three year re-investment period.

          SLP I is capitalized with $93,000 of capital commitments, $275,000 of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23,000, representing less than 25.0% ownership, with third party investors representing the remaining capital commitment. As of March 31, 2015, SLP I had total investments with an aggregate fair value of approximately $343,017, debt outstanding of $247,116 and capital that had been called and funded of $93,000. The Company's investment in SLP I is disclosed on the Company's Consolidated Schedule of Investments as of March 31, 2015.

          The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of the Company. For the three months ended March 31, 2015, the Company earned approximately $301 in management fees related to SLP I which is included in other income. As of March 31, 2015, approximately $591 of management fees related to SLP I was included in receivable from affiliates. For the three months ended March 31, 2015, the Company earned approximately $858 of dividend income related to SLP I, which is included in dividend income. As of March 31, 2015, approximately $953 of dividend income related to SLP I was included in interest and dividend receivable.

          SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

UniTek Global Services, Inc.

          UniTek Global Services, Inc. ("UniTek") is a full service provider of technical services to customers in the wireless telecommunications, public safety, satellite television and broadband cable industries in the U.S. and Canada. UniTek's customers are primarily satellite television, broadband cable and other telecommunications companies, their contractors, and municipalities and related agencies. UniTek's customers utilize its services to build and maintain their

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

infrastructure and networks and to provide residential and commercial fulfillment services, which is critical to their ability to deliver voice, video and data services to end users.

          UniTek is considered a significant majority owned unconsolidated subsidiary under Regulation S-X Rule 10-01(b)(1) for the three months ended March 31, 2015. Based on the Regulation S-X 10-01(b)(1) requirements, the summarized consolidated financial information of UniTek is shown below:

	Three months ended
	March 31, 2015 (unaudited)	March 29, 2014 (unaudited)
Net revenue	$66,322	$88,600
Gross profit	10,115	13,271
Loss before taxes	(6,540)	(19,685)
Net loss	(6,452)	(19,625)

          Investment risk factors — First and second lien debt that the Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. Debt investments rated below investment grade are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" compared to debt investments that are rated investment grade. These debt investments are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce the net asset value and income distributions of the Company. In addition, some of the Company's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien debt investments. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and/or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

          The Company may directly invest in the equity of private companies or in some cases, equity investments could be made in connection with a debt investment. Equity investments may or may not appreciate in value. As a result the Company may not be able to recognize realized gains upon disposition.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accounting Standards

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

  Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

  Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

  Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable (Levels I and II) and unobservable (Level III). Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs (Levels II and III) and unobservable inputs (Level III).

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of March 31, 2015:

	Total	Level I	Level II	Level III
First lien	$641,501	$—	$488,843	$152,658
Second lien	591,465	—	488,729	102,736
Subordinated	75,544	—	37,482	38,062
Equity and other	96,244	—	526	95,718

Total investments	$1,404,754	$—	$1,015,580	$389,174

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2014:

	Total	Level I	Level II	Level III
First lien	$677,901	$—	$508,721	$169,180
Second lien	604,158	—	469,752	134,406
Subordinated	61,987	—	26,517	35,470
Equity and other	80,625	—	—	80,625

Total investments	$1,424,671	$—	$1,004,990	$419,681

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended March 31, 2015, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at March 31, 2015:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2014	$419,681	$169,180	$134,406	$35,470	$80,625
Total gains or losses included in earnings:
Net realized gains (losses) on investments	1,442	(11,317)	310	—	12,449
Net change in unrealized appreciation (depreciation)	6,442	9,881	(430)	162	(3,171)
Purchases, including capitalized PIK and revolver fundings(1)	60,003	25,354	12,350	2,430	19,869
Proceeds from sales and paydowns of investments(1)	(98,394)	(40,440)	(43,900)	—	(14,054)

Fair value, March 31, 2015	$389,174	$152,658	$102,736	$38,062	$95,718

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$8,683	$(808)	$216	$162	$9,113

(1)
Includes reorganizations and restructurings.

          At March 31, 2014, NMFC's only investment was its investment in the Predecessor Operating Company. The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended March 31, 2014, as well as the portion of appreciation (depreciation)

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Predecessor Operating Company at March 31, 2014:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2013	$153,720	$28,411	$55,538	$5,171	$64,600
Total gains or losses included in earnings:
Net realized gains on investments	1,518	1,260	—	—	258
Net change in unrealized appreciation (depreciation)	824	(517)	212	—	1,129
Purchases, including capitalized PIK and revolver fundings	48,078	30,389	17,498	—	191
Proceeds from sales and paydowns of investments	(1,192)	(570)	—	—	(622)

Fair value, March 31, 2014	$202,948	$58,973	$73,248	$5,171	$65,556

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Company at the end of the period:	$1,297	$(44)	$212	$—	$1,129

          There were no transfers in or out of Level I, II, or III during the three months ended March 31, 2015 and March 31, 2014. Transfers into Level III occur as quotations obtained through pricing services are not deemed representative of fair value as of the balance sheet date and such assets are internally valued. As quotations obtained through pricing services are substantiated through additional market sources, investments are transferred out of Level III. The Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

          The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. The Company typically determines the fair value of its performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

          Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate portfolio company enterprise value. Significant increases or decreases in the multiple will result in an increase or decrease in enterprise value, resulting in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of March 31, 2015, the Company used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of investments in 16 of its portfolio companies. The Company believes this was a reasonable range in light of current comparable company trading levels and the specific companies involved.

          Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

fair value measurement. In applying the income based approach as of March 31, 2015, the Company used the discount ranges set forth in the table below to value investments in 17 of its portfolio companies.

				Range
Type	Fair Value	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$152,658	Market approach	EBITDA multiple	4.5x	16.5x	9.9x
		Income approach	Discount rate	7.9%	14.4%	10.9%
Second lien	102,736	Market approach	EBITDA multiple	5.5x	15.0x	10.6x
		Income approach	Discount rate	11.0%	15.5%	12.6%
Subordinated	38,062	Market approach	EBITDA multiple	4.5x	12.2x	9.8x
		Income approach	Discount rate	10.4%	17.6%	14.6%
Equity and other	95,718	Market approach	EBITDA multiple	3.0x	16.5x	6.5x
		Income approach	Discount rate	8.0%	19.1%	13.9%
		Black Scholes analysis	Expected life in years	11.0	11.0	11.0
			Volatility	28.5%	28.5%	28.5%
			Discount rate	2.1%	2.1%	2.1%

	$389,174

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the NMFC Credit Facility (as defined in Note 7, Borrowings) are representative of market. The carrying values of the Holdings Credit Facility and NMFC Credit Facility approximate fair value as of March 31, 2015, as the facilities are continually monitored and examined by both the borrower and the lender. The carrying value of the SBA-guaranteed debentures approximate fair value as of March 31, 2015 based on a comparison of market interest rates for the Company's borrowings and similar entities. The fair value of the Holdings Credit Facility, NMFC Credit Facility and SBA-guaranteed debentures are considered Level III. The fair value of the Convertible Notes (as defined in Note 7, Borrowings) as of March 31, 2015 was $117,084, which was based on quoted prices and considered Level II. See Note 7, Borrowings, for details. The carrying value of the collateralized agreement approximates fair value as of March 31, 2015 and is considered Level III. The fair value of other financial assets and liabilities approximates their carrying value based on the short-term nature of these items.

          Fair value risk factors — The Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Company's portfolio companies conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company's investments and/or on the fair value of the Company's investments. The Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

reduction in income to the Company and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

          NMF Holdings entered into an investment advisory and management agreement, as amended and restated with the Investment Adviser on May 19, 2011. Until May 8, 2014, under the investment advisory and management agreement, the Investment Adviser managed the day-to-day operations of, and provided investment advisory services to, NMF Holdings. For providing these services, the Investment Adviser received a fee from NMF Holdings, consisting of two components — a base management fee and an incentive fee.

          On May 6, 2014, the stockholders of NMFC approved a new investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser which became effective on May 8, 2014. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components — a base management fee and an incentive fee.

          The base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility (as defined in Note 7, Borrowings) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The Company has not invested, and currently is not invested, in derivatives. To the extent the Company invests in derivatives in the future, the Company will use the actual value of the derivatives, as reported on the Consolidated Statements of Assets and Liabilities, for purposes of calculating its base management fee.

          Since IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility has historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014 (as defined in Note 7, Borrowings). Post credit facility merger and to be consistent with the methodology since IPO, the Investment Adviser will waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which approximated $318,638 as of March 31, 2015. The Investment Adviser cannot

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

recoup management fees that the Investment Adviser has previously waived. For the three months ended March 31, 2015, management fees waived were approximately $1,382.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there are none as of March 31, 2015), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold, repaid or mature in the future. The Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

pro-rated for any partial periods. The calculation of the Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

          The following table summarizes the management fees and incentive fees incurred by the Company for the three months ended March 31, 2015 and March 31, 2014.

	Three months ended
	March 31, 2015	March 31, 2014
Management fee	$6,468	$—
Management fee allocated from NMF Holdings(2)	—	4,104
Less: management fee waiver	(1,382)	—

Total Management fee	5,086	4,104
Incentive fee, excluding accrued capital gains incentive fees	$4,878	$—
Incentive fee, excluding accrued capital gains incentive fees allocated from NMF Holdings(2)	—	4,366

Total Incentive fee	4,878	4,366
Accrued capital gains incentive fees(1)	$481	$—
Accrued capital gains incentive fees allocated from NMF Holdings(1)(2)	—	1,501

Total Accrued capital gains incentive fees	481	1,501

(1)
The accrued capital gains incentive fees would be paid by the Company if the Company ceased operations on March 31, 2015 or March 31, 2014, respectively, and liquidated its investments at the valuations as of the respective quarter ends. As of March 31, 2015, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation. At March 31, 2014, the Company's only investment was its investment in the Predecessor Operating Company. As of March 31, 2014, approximately $778 of capital gains incentive fees was owed by the Predecessor Operating Company under the Investment Management Agreement if the Predecessor Operating Company had ceased operations as of March 31, 2014, as cumulative net Adjusted Realized Capital Gains exceed cumulative Adjusted Unrealized Capital Depreciation.

(2)
For the three months ended March 31, 2014, the Company is reflecting its proportionate share of the Predecessor Operating Company's management, incentive and capital gains incentive fees. For the three months ended March 31, 2014, the management fee at NMF Holdings was $4,176. For the three months ended March 31, 2014, the incentive fee, excluding accrued capital gains incentive fees, at NMF Holdings was $4,443. For the three months ended March 31, 2014, the accrued capital gains incentive fees at NMF Holdings were $1,527.

          The Company's Consolidated Statements of Operations below are adjusted as if the step-up in cost basis to fair market value had occurred at the IPO date, May 19, 2011.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

          The following Consolidated Statement of Operations for the three months ended March 31, 2015 is adjusted to reflect this step-up to fair market value.

	Three Months Ended March 31, 2015	Stepped-up Cost Basis Adjustments	Adjusted Three Months Ended March 31, 2015
Investment income
Interest income(1)	$33,347	$(33)	$33,314
Dividend income(2)	1,307	—	1,307
Other income	1,882	—	1,882

Total investment income(3)	36,536	(33)	36,503

Total expenses pre-incentive fee(4)	12,115	—	12,115

Pre-Incentive Fee Net Investment Income	24,421	(33)	24,388

Incentive fee(5)	5,359	—	5,359

Post-Incentive Fee Net Investment Income	19,062	(33)	19,029

Net realized losses on investments(6)	(133)	—	(133)
Net change in unrealized appreciation (depreciation) of investments(6)	4,486	33	4,519
Provision for taxes	(501)	—	(501)

Net increase in net assets resulting from operations	$22,914		$22,914

(1)
Includes $654 in PIK interest from investments.

(2)
Includes $548 in PIK dividends from investments.

(3)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(4)
Includes expense waivers and reimbursements of $400 and management fee waivers of $1,382.

(5)
For the three months ended March 31, 2015, the Company incurred total incentive fees of $5,359, of which $481 is related to capital gains incentive fees on a hypothetical liquidation basis.

(6)
Includes net realized losses on investments and net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

          At March 31, 2014, NMFC's only investment was its investment in the Predecessor Operating Company. The following Consolidated Statement of Operations of the Predecessor Operating

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

Company for the three months ended March 31, 2014 is adjusted to reflect this step-up to fair market value.

	Three Months Ended March 31, 2014	Stepped-up Cost Basis Adjustments	Adjusted Three Months Ended March 31, 2014
Investment income
Interest income(1)	$28,139	$(42)	$28,097
Dividend income	2,095	—	2,095
Other income	684	—	684

Total investment income	30,918	(42)	30,876

Total net expenses pre-incentive fee(2)	8,663	—	8,663

Pre-Incentive Fee Net Investment Income	22,255	(42)	22,213

Incentive fee(3)	5,970	—	5,970

Post-Incentive Fee Net Investment Income	16,285	(42)	16,243

Net realized gains (losses) on investments	2,780	(138)	2,642
Net change in unrealized appreciation (depreciation) of investments	4,814	180	4,994

Net increase in members' capital resulting from operations	$23,879		$23,879

(1)
Includes $784 in PIK interest from investments.

(2)
Includes expense waivers and reimbursements of $774.

(3)
For the three months ended March 31, 2014, the Predecessor Operating Company incurred total incentive fees of $5,970, of which $1,527 related to capital gains incentive fees on a hypothetical liquidation basis.

          The Company has entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator performs, or oversees the performance of, the Company's consolidated financial records, prepares reports filed with the SEC, generally monitors the payment of the Company's expenses and watches the performance of administrative and professional services rendered by others. The Company will reimburse the Administrator for the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Company, expenses payable to the Administrator by the Company as well as other direct and indirect expenses (excluding interest, other financing expenses, trading expenses and management and incentive fees) had been capped at $4,250 for the time period from April 1, 2013 to March 31, 2014. The expense cap

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three months ended March 31, 2015, approximately $400 of indirect administrative expenses were included in administrative expenses of which $400 of indirect administrative expenses were waived by the Administrator.

          The Company incurred the following expenses, which were waived by the Administrator or were in excess of the expense cap, for the three months ended March 31, 2015 and March 31, 2014:

	Three months ended
	March 31, 2015	March 31, 2014
Administrative expenses	$400	$—
Administrative expenses allocated from NMF Holdings	—	390
Professional fees	—	—
Professional fees allocated from NMF Holdings	—	375
Other general and administrative expenses	—	—
Other general and administrative expenses allocated from NMF Holdings	—	—

Total expense reimbursement	$400	$765

          As of March 31, 2015, no expense waivers and reimbursements were receivable from an affiliate. As of March 31, 2014, $375 of the expense waivers and reimbursements were allocated from NMF Holdings and were receivable by NMF Holdings from an affiliate.

          The Company, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Company, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Company. Other than with respect to this limited license, the Company, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

          NMFC entered into a Registration Rights Agreement with Steven B. Klinsky (the Chairman of the Company's board of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, the Investment Adviser has the right to require NMFC to register for public resale under the Securities Act of 1933, as amended (the "Securities Act of 1933"), all registerable securities that are held by any of them and that they request to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued and any other shares of NMFC's common stock held by the Investment Adviser and any of their transferees. The rights under the Registration Rights Agreement can be conditionally exercised by the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, the Investment Adviser can withdraw its request to have the shares registered. Investment Adviser may assign its rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky and a related entity will have the right to "piggyback", or include their own registerable securities in such a registration. Shares held by Steven B. Klinsky were registered on a shelf registration statement on Form N-2.

          The Investment Adviser may require NMFC to use its reasonable best efforts to register under the Securities Act of 1933 all or any portion of these registerable securities upon a "demand request". The demand registration rights are subject to certain limitations.

          The Registration Rights Agreement includes limited blackout and suspension periods. In addition, the Investment Adviser may also require NMFC to file a shelf registration statement on Form N-2 for the resale of their registerable securities if NMFC is eligible to use Form N-2 at that time. Holders of registerable securities have "piggyback" registration rights, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. The Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

          The Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. The Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NMFC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

Note 6. Related Parties

          The Company has entered into a number of business relationships with affiliated or related parties.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 6. Related Parties (Continued)

          The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

          The Company has entered into an Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement which includes the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by the Company, expenses payable to the Administrator by the Company as well as other direct and indirect expenses (excluding interest, other financing expenses, trading expenses and management and incentive fees) had been capped at $4,250 for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three months ended March 31, 2015, approximately $400 of indirect administrative expenses were included in administrative expenses of which $400 of indirect administrative expenses were waived by the Administrator.

          The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Company has adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 6. Related Parties (Continued)

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company or for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with the Investment Adviser's allocation procedures.

          Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Note 7. Borrowings

          Holdings Credit Facility — On December 18, 2014 the Company entered into the Second Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"), among the Company, as the Collateral Manager, NMF Holdings as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019.

          Immediately prior to amending the Holdings Credit Facility, NMF SPV merged with and into NMF Holdings. The Holdings Credit Facility effectively amended and restated the Predecessor Holdings Credit Facility (as defined below), merged with the SLF Credit Facility (as defined below), and combined the amount of borrowings previously available.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495,000, which is the aggregate of the $280,000 previously available under the Predecessor Holdings Credit Facility (as defined below) and the $215,000 previously available under the SLF Credit Facility (as defined below). Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by the Wells Fargo Securities, LLC. The Holdings Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 2.00% per annum for Broadly Syndicated Loans (as defined in the Loan and

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

Security Agreement) and LIBOR plus 2.75% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          Prior to December 18, 2014, the Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Predecessor Holdings Credit Facility") among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and would mature on October 27, 2016. NMF Holdings became a party to the Predecessor Holdings Credit Facility upon the IPO of NMFC. The Predecessor Holdings Credit Facility amended and restated the credit facility of the Predecessor Entities (the "Predecessor Credit Facility").

          The maximum amount of revolving borrowings available under the Predecessor Holdings Credit Facility was $280,000. Until December 18, 2014, NMF Holdings was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Predecessor Holdings Credit Facility was amended and restated on May 6, 2014 and as a result, it was non-recourse to the Company and was collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Predecessor Holdings Credit Facility were capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Predecessor Holdings Credit Facility. The Predecessor Holdings Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Predecessor Holdings Credit Facility required the Company to maintain a minimum asset coverage ratio. However, the covenants were generally not tied to mark to market fluctuations in the prices of NMF Holdings' investments, but rather to the performance of the underlying portfolio companies.

          The Predecessor Holdings Credit Facility bore interest at a rate of LIBOR plus 2.75% per annum and charged a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the three months ended March 31, 2015 and the Predecessor Holdings Credit Facility for the three months ended March 31, 2014.

	Three months ended
	March 31, 2015	March 31, 2014
Interest expense	$2,893	$1,692
Non-usage fee	$56	$59
Amortization of financing costs	$397	$202
Weighted average interest rate	2.6%	2.9%
Effective interest rate	3.0%	3.4%
Average debt outstanding	$449,498	$232,842

          As of March 31, 2015 and December 31, 2014, the outstanding balance on the Holdings Credit Facility was $442,608 and $468,108, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          SLF Credit Facility — NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and would mature on October 27, 2016. The maximum amount of revolving borrowings available under the SLF Credit Facility was $215,000. The SLF Credit Facility was non-recourse to the Company and secured by all assets of NMF SLF on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility were capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the SLF Credit Facility. The SLF Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants were generally not tied to mark to market fluctuations in the prices of NMF SLF's investments, but rather to the performance of the underlying portfolio companies. NMF SLF was not restricted from the purchase or sale of loans with an affiliate. Therefore, specified loans could be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility. The SLF Credit Facility merged with the Holdings Credit Facility on December 18, 2014.

          Until December 18, 2014, the SLF Credit Facility permitted borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility was allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

          The SLF Credit Facility bore interest at a rate of LIBOR plus 2.00% per annum for first lien loans and LIBOR plus 2.75% per annum for second lien loans, respectively. A non-usage fee was paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the SLF Credit Facility for the three months ended March 31, 2015 and March 31, 2014.

	Three months ended
	March 31, 2015(1)	March 31, 2014
Interest expense	$—	$1,201
Non-usage fee	$—	$— (2)
Amortization of financing costs	$—	$215
Weighted average interest rate	—%	2.2%
Effective interest rate	—%	2.7%
Average debt outstanding	$—	$214,993

(1)
Not applicable, as the SLF Credit Facility merged with and into the Holdings Credit Facility on December 18, 2014.

(2)
For the three months ended March 31, 2014, the total non-usage fee was less than $1 thousand.

          As of December 31, 2014, the SLF Credit Facility had merged with the Holdings Credit Facility.

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, as amended, dated June 4, 2014 (together with the related guarantee and security agreement, the "NMFC Credit Facility"), among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA and Morgan Stanley, N.A. as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. The NMFC Credit Facility is guaranteed by certain domestic subsidiaries of the Company and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          The maximum amount of revolving borrowings available under the NMFC Credit Facility is $80,000, as amended on December 29, 2014. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default,

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility will generally bear interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the three months ended March 31, 2015 and March 31, 2014.

	Three months ended
	March 31, 2015	March 31, 2014(1)
Interest expense	$212	$—
Non-usage fee	$46	$—
Amortization of financing costs	$61	$—
Weighted average interest rate	2.7%	—%
Effective interest rate	4.1%	—%
Average debt outstanding	$31,710	$—

(1)
Not applicable, as the NMFC Credit Facility commenced on June 4, 2014.

          As of March 31, 2015 and December 31, 2014, the outstanding balance on the NMFC Credit Facility was $68,800 and $50,000, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          Convertible Notes — On June 3, 2014, the Company closed a private offering of $115,000 aggregate principal amount of senior unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 62.7746 shares of the Company's common stock per $1 principal amount of Convertible Notes (7,219,083 common shares) corresponding to an initial conversion price per share of approximately $15.93, which represents a premium of 12.5% to the $14.16 per share closing price of the Company's common stock on May 28, 2014. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends,

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

are subject to a conversion price floor of $14.16 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 70.6214 per $1 principal amount of the Convertible Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are senior unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles. As more reflected in Note 11, Earnings Per Share, the issuance is to be considered as part of the if-converted method for calculation of diluted earnings per share.

          The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Note and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture. As of March 31, 2015, the Company was in compliance with the terms of the Indenture.

          Interest expense and amortization of financing costs incurred on the Convertible Notes for the three months ended March 31, 2015 was $1,438 and $183, respectively. The effective interest rate for the three months ended March 31, 2015 was 5.7%.

          SBA-guaranteed debentures — On August 1, 2014, SBIC LP received an SBIC license from the SBA.

          The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to the Company, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC LP over the Company's stockholders in the event SBIC LP is liquidated or the SBA exercises remedies upon an event of default.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

          The maximum amount of borrowings available under current SBA regulations is $150,000 as long as the licensee has at least $75,000 in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

          As of March 31, 2015, SBIC LP had regulatory capital of $42,168 and SBA-guaranteed debentures outstanding of $37,500. The SBA-guaranteed debentures incur upfront fees of 3.43%, which consists of a 1.00% commitment fee and a 2.43% issuance discount, which are amortized over the life of the SBA-guaranteed debentures. The following table summarizes the Company's fixed-rate SBA-guaranteed debentures as of March 31, 2015.

Issuance Date	Maturity Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
March 25, 2015	March 1, 2025	$37,500	2.517%	0.355%

          SBIC LP's outstanding SBA-guaranteed debentures pooled on March 25, 2015 and prior to pooling bore interest at an interim floating rate of LIBOR plus 0.30%. Interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the three months ended March 31, 2015 was $100 and $31, respectively. The weighted average interest rate and the effective interest rate for the three months ended March 31, 2015 was 1.1% and 1.4%, respectively.

          The SBIC program is designed to stimulate the flow of private investor capital into eligible small businesses, as defined by the SBA. Under SBA regulations, SBIC LP is subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to the Company. SBIC LP is subject to an annual periodic examination by an SBA examiner to determine SBIC LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of March 31, 2015, SBIC LP was in compliance with SBA regulatory requirements.

          Leverage risk factors — The Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Company's common stockholders, and the Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Company's net asset value. Similarly, leverage may cause a sharper decline in the Company's income than if the Company had not borrowed. Such a decline could

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

negatively affect the Company's ability to make dividend payments to its stockholders. Leverage is generally considered a speculative investment technique. The Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Note 8. Regulation

          The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, intends to make and will continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code).

          Additionally as a BDC, the Company must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions).

Note 9. Commitments and Contingencies

          In the normal course of business, the Company may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments or delayed draw commitments. As of March 31, 2015, the Company had unfunded commitments on revolving credit facilities of $8,948, no outstanding bridge financing commitments and other future funding commitments of $9,550. The unfunded commitments on revolving credit facilities and a delayed draw are disclosed on the Company's Consolidated Schedule of Investments. As of December 31, 2014, the Company had unfunded commitments on revolving credit facilities of $8,948, no outstanding bridge financing commitments and other future funding commitments of $18,475. The unfunded commitments on revolving credit facilities and a delayed draw are disclosed on the Company's Consolidated Schedule of Investments.

          The Company also has revolving borrowings available under the Holdings Credit Facility and the NMFC Credit Facility as of March 31, 2015. See Note 7, Borrowings, for details.

          The Company may from time to time enter into financing commitment letters. As of March 31, 2015 and December 31, 2014, the Company did not enter into any commitment letters to purchase debt investments, which could require funding in the future.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 10. Net Assets

          The table below illustrates the effect of certain transactions on the net asset accounts of the Company:

					Accumulated Undistributed Net Realized Gains (Losses)
	Common Stock
			Paid in Capital in Excess of Par	Undistributed Net Investment Income		Net Unrealized Appreciation (Depreciation)	Total Net Assets
	Shares	Par Amount
Balance at December 31, 2014	57,997,890	$580	$817,129	$2,530	$14,131	$(32,200)	$802,170
Issuances of common stock	77,715	1	1,133	—	—	—	1,134
Dividends declared	—	—	—	(19,719)	—	—	(19,719)
Net increase (decrease) in net assets resulting from operations	—	—	—	19,062	(133)	3,985	22,914

Balance at March 31, 2015	58,075,605	$581	$818,262	$1,873	$13,998	$(28,215)	$806,499

Note 11. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in the Company's net assets per share resulting from operations for the three months ended March 31, 2015 and March 31, 2014:

	Three months ended
	March 31, 2015	March 31, 2014
Earnings per share — basic
Numerator for basic earnings per share:	$22,914	$23,448
Denominator for basic weighted average share:	57,998,754	47,066,216

Basic earnings per share:	$0.40	$0.50

Earnings per share — diluted(1)
Numerator for increase in net assets per share	$22,914	$23,448
Adjustment for interest on Convertible Notes and incentive fees, net	1,150	—

Numerator for diluted earnings per share:	$24,064	$23,448
Denominator for basic weighted average share	57,998,754	47,066,216
Adjustment for dilutive effect of Convertible Notes	7,219,083	—

Denominator for diluted weighted average share	65,217,837	47,066,216

Diluted earnings per share	$0.37	$0.50

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the three months ended March 31, 2015, there was no anti-dilution. For the three months ended March 31, 2014, due

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 11. Earnings Per Share (Continued)

  to reflecting earnings of the Predecessor Operating Company assuming 100.0% NMFC ownership of Predecessor Operating Company and assuming all of AIV Holdings' units in the Predecessor Operating Company were exchanged for public shares of NMFC during the three months then ended, the earnings per share would be $0.50.

Note 12. Financial Highlights

          The following information sets forth the financial highlights for the Company for the three months ended March 31, 2015 and March 31, 2014.

	Three months ended
	March 31, 2015	March 31, 2014
Per share data(1):
Net asset value, January 1, 2015 and January 1, 2014, respectively	$13.83	$14.38
Net investment income	0.33	—
Net realized and unrealized gains (losses)(2)	0.07	—
Net increase (decrease) in net assets resulting from operations allocated from NMF Holdings:
Net investment income(3)	—	0.34
Net realized and unrealized gains (losses)(2)(3)	—	0.15

Total net increase	0.40	0.49
Dividends declared to stockholders from net investment income	(0.34)	(0.34)
Dividends declared to stockholders from net realized gains	—	—

Net asset value, March 31, 2015 and March 31, 2014, respectively	$13.89	$14.53

Per share market value, March 31, 2015 and March 31, 2014, respectively	$14.60	$14.55

Total return based on market value(4)	0.00%	(1.00)%
Total return based on net asset value(5)	2.86%	3.47%
Shares outstanding at end of period	58,075,605	47,968,000
Average weighted shares outstanding for the period	57,998,754	47,066,216
Average net assets for the period	$806,451	$684,700
Ratio to average net assets(6):
Net investment income	9.59%	9.48%
Total expenses, before waivers/reimbursements	9.68%	8.97%
Total expenses, net of waivers/reimbursements	8.79%	8.52%

(1)
Per share data is based on weighted average shares outstanding for the respective period (except for dividends declared to stockholders which is based on actual rate per share).

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 12. Financial Highlights (Continued)

(2)
Includes the accretive effect of common stock issuances per share, which for the three months ended March 31, 2015 and March 31, 2014 were $0.00 and $0.01, respectively.

(3)
For the three months ended March 31, 2014, per share data is based on the summation of the per share results of operations items over the outstanding shares for the period in which the respective line items were realized or earned.

(4)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the year and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(5)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(6)
Ratio to average net assets for the three months ended March 31, 2015 and March 31, 2014, is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned. For the three months ended March 31, 2014, the Company is reflecting its proportionate share of the Predecessor Operating Company's net investment income and expenses.

          The following information sets forth the financial highlights for the Company for the three months ended March 31, 2015 and NMF Holdings for the three months ended March 31, 2014.

	NMFC Three months ended March 31, 2015	NMF Holdings Three months ended March 31, 2014
Average debt outstanding — Holdings Credit Facility	$449,498	$232,842
Average debt outstanding — SLF Credit Facility	$—	$214,993
Average debt outstanding — Convertible Notes	$115,000	$—
Average debt outstanding — SBA-guaranteed debentures	$37,500	$—
Average debt outstanding — NMFC Credit Facility	$31,710	$—
Asset coverage ratio(1)	228.75%	243.20%
Portfolio turnover	4.79%	8.77%

(1)
On November 5, 2014, the Company received exemptive relief from the SEC allowing the Company to modify the asset coverage requirement to exclude the SBA-guaranteed debentures from this calculation.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 13. Recent Accounting Standards Updates

          In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers Topic 606 — Summary and Amendments that Create Revenue from Contracts with Customers and Other Assets and Deferred Costs ("ASU 2014-09"). ASU 2014-09 establishes a comprehensive and converged standard on revenue recognition to enable financial statement users to better understand and consistently analyze an entity's revenue across industries, transactions and geographies. The core principle of the new guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance also specifies the accounting for certain costs to obtain or fulfill a contract with a customer. The new guidance requires improved disclosures to help users of financial statements better understand the nature, amount, timing, and uncertainty of revenue that is recognized. Qualitative and quantitative information is required to be disclosed about: (1) contracts with customers, (2) significant judgments and changes in judgments, and (3) assets recognized from costs to obtain or fulfill a contract. The new guidance will apply to all entities. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2016. Early application is not permitted. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

          In June 2014, the FASB issued Accounting Standards Update No. 2014-11, Transfers and Servicing Topic 860 — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures ("ASU 2014-11"). ASU 2014-11 changes the accounting for repurchase- and resale-to-maturity agreements by requiring that such agreements be recognized as financing arrangements, and requires that a transfer of a financial asset and a repurchase agreement entered into contemporaneously be accounted for separately. ASU 2014-11 requires additional disclosures about certain transferred financial assets accounted for as sales and certain securities financing transactions. The accounting changes and additional disclosures about certain transferred financial assets accounted for as sales are effective for the first interim and annual reporting periods beginning after December 15, 2014. The additional disclosures for securities financing transactions are required for annual reporting periods beginning after December 15, 2014 and for interim reporting periods beginning after March 15, 2015. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

          In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements — Going Concern Subtopic 205-40 — Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15"). ASU 2014-15 will explicitly require management to assess an entity's ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. The new standard will be effective for all entities in the first annual period ending after December 15, 2016. Earlier adoption is permitted. The adoption of

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2015

(in thousands, except share data)

(unaudited)

Note 13. Recent Accounting Standards Updates (Continued)

ASU 2014-15 is not expected to have a material impact on the Company's consolidated financial statements and disclosures.

          In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest — Imputation of Interest Subtopic 835-30 — Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"), which changes the presentation of debt issuance costs in financial statements. Under ASU 2015-03, an entity presents such costs on the statement of assets and liabilities as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs is reported as interest expense. The new standard will be effective for all public entities for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

Note 14. Subsequent Events

          On April 20, 2015, Edmentum announced an agreement with the unanimous support of its first lien lenders, second lien lenders and equity sponsors to recapitalize its balance sheet and reduce its outstanding indebtedness. The recapitalization is expected to close in the second quarter of 2015.

          On May 5, 2015, the Company's board of directors declared a second quarter 2015 distribution of $0.34 per share payable on June 30, 2015 to holders of record as of June 16, 2015.

          On May 5, 2015, the Company entered into a Second Amended and Restated Administration Agreement with the Administrator to reflect current operating procedures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Directors of
New Mountain Finance Corporation
New York, New York

          We have reviewed the accompanying consolidated statement of assets and liabilities of New Mountain Finance Corporation and subsidiaries, including the consolidated schedule of investments, as of March 31, 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for the three month periods ended March 31, 2015 and 2014. These interim financial statements are the responsibility of the management of New Mountain Finance Corporation.

          We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

          Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

          We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities of New Mountain Finance Corporation as of December 31, 2014, the related statements of operations, changes in net assets, and cash flows for the year then ended (not presented herein); and in our report dated March 2, 2015, we expressed an unqualified opinion on those financial statements and includes an explanatory paragraph relating to the restructuring that occurred in 2014.

          In our opinion, the information set forth in the statement of assets and liabilities of New Mountain Finance Corporation as of December 31, 2014, is fairly stated, in all material respects, in relation to the statement of assets and liabilities of New Mountain Finance Corporation as of December 31, 2014, from which it has been derived.

/s/ DELOITTE & TOUCHE LLP

May 5, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Directors and Stockholders of
New Mountain Finance Corporation
New York, New York

          We have audited the accompanying consolidated statements of assets and liabilities of New Mountain Finance Corporation and subsidiaries (the "Company") including the consolidated schedules of investments as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2014 and the consolidated financial highlights for the period from May 19, 2011 (commencement of operations) to December 31, 2011 and for the years ended December 31, 2014, 2013 and 2012. These financial statements and financial highlights are the responsibility of the management of the Company. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of New Mountain Finance Corporation and subsidiaries as of December 31, 2014 and 2013, and the results of their operations, the changes in their net assets, and their cash flows for each of the three years in the period ended December 31, 2014 and the financial highlights for the period from May 19, 2011 (commencement of operations) to December 31, 2011 and for the years ended December 31, 2014, 2013 and 2012 in conformity with accounting principles generally accepted in the United States of America.

          As discussed in Note 1 to the consolidated financial statements, the Company completed a restructuring during the year ended December 31, 2014.

          We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company's internal control over financial reporting as of December 31, 2014, based on the criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 2, 2015, expressed an unqualified opinion on the Company's internal control over financial reporting.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 2, 2015

New Mountain Finance Corporation

Consolidated Statements of Assets and Liabilities

(in thousands, except shares and per share data)

	December 31, 2014	December 31, 2013
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,422,891 and $0, respectively)	$1,402,210	$—
Non-controlled/affiliated investments (cost $23,000 and $0, respectively)	22,461	—
Investment in New Mountain Finance Holdings, L.L.C. (cost of $0 and $633,835, respectively)	—	650,107

Total investments at fair value (cost $1,445,891 and $633,835, respectively)	1,424,671	650,107
Securities purchased under collateralized agreements to resell	30,000	—
Cash and cash equivalents	23,445	—
Deferred financing costs (net of accumulated amortization of $5,867 and $0, respectively)	14,052	—
Interest and dividend receivable	11,744	—
Receivable from unsettled securities sold	8,912	—
Receivable from affiliates	490	—
Other assets	1,606	—

Total assets	$1,514,920	$650,107

Liabilities
Holdings Credit Facility	$468,108	$—
Convertible Notes	115,000	—
NMFC Credit Facility	50,000	—
SBA-guaranteed debentures	37,500	—
Payable for unsettled securities purchased	26,460	—
Management fee payable	5,144	—
Incentive fee payable	4,803	—
Interest payable	1,352	—
Payable to affiliates	822	—
Deferred tax liability	493	—
Other liabilities	3,068	—

Total liabilities	712,750	—
Commitments and contingencies (See Note 9)
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share 100,000,000 shares authorized, and 57,997,890 and 45,224,755 shares issued and outstanding, respectively	580	452
Paid in capital in excess of par	817,129	633,383
Accumulated undistributed net investment income	2,530	—
Accumulated undistributed net realized gains on investments	14,131	5,056
Net unrealized (depreciation) appreciation of investments (net of provision for taxes of $493 and $0, respectively)	(32,200)	11,216

Total net assets	$802,170	$650,107

Total liabilities and net assets	$1,514,920	$650,107

Number of shares outstanding	57,997,890	45,224,755
Net asset value per share	$13.83	$14.38

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Operations

(in thousands, except shares and per share data)

	Years ended December 31,
	2014	2013	2012
Investment income(1)
From non-controlled/non-affiliated investments:
Interest income	$85,123	$—	$—
Dividend income	1,243	—	—
Other income	4,023	—	—
From non-controlled/affiliated investments:
Dividend income	1,066	—	—
Other income	468	—	—
Investment income allocated from New Mountain Finance Holdings, L.L.C.(2)
Interest income	40,515	84,925	36,439
Dividend income	2,368	3,567	455
Other income	795	2,384	617

Total investment income	135,601	90,876	37,511

Expenses
Incentive fee(1)	12,070	—	—
Capital gains incentive fee(1)	(8,573)	—	—

Total incentive fees(1)	3,497	—	—
Management fee(1)	13,593	—	—
Interest and other financing expenses(1)	13,269	—	—
Professional fees(1)	2,390	—	—
Administrative expenses(1)	1,470	—	—
Other general and administrative expenses(1)	1,138	—	—
Net expenses allocated from New Mountain Finance Holdings, L.L.C.(2)	20,808	40,355	17,719

Total expenses	56,165	40,355	17,719
Less: management fee waived (see Note 5)(1)	(686)	—	—
Less: expenses waived and reimbursed (see Note 5)(1)	(380)	—	—

Net expenses	55,099	40,355	17,719

Net investment income before income taxes	80,502	50,521	19,792
Income tax expense(1)	436	—	—

Net investment income	80,066	50,521	19,792
Net realized gains (losses):
Non-controlled/non-affiliated investments(1)	357	—	—
Investments allocated from New Mountain Finance Holdings, L.L.C.(2)	8,568	5,427	7,593
Net change in unrealized (depreciation) appreciation:
Non-controlled/non-affiliated investments(1)	(43,324)	—	—
Non-controlled/affiliated investments(1)	(539)	—	—
Investments allocated from New Mountain Finance Holdings, L.L.C.(2)	940	6,016	4,494
Investment in New Mountain Finance Holdings, L.L.C.(2)	—	(44)	(95)
Provision for taxes(1)	(493)	—	—

Net increase in net assets resulting from operations	$45,575	$61,920	$31,784

Basic earnings per share	$0.88	$1.76	$2.14
Weighted average shares of common stock outstanding — basic (See Note 12)	51,846,164	35,092,722	14,860,838
Diluted earnings per share	$0.86	$1.76	$2.14
Weighted average shares of common stock outstanding — diluted (See Note 12)	56,157,835	35,092,722	14,860,838
Dividends declared and paid per share	$1.48	$1.48	$1.71

(1)
For the year ended December 31, 2014, the amounts reported relate to the period from May 8, 2014 to December 31, 2014.

(2)
For the year ended December 31, 2014, the amounts reported relate to the period from January 1, 2014 to May 7, 2014.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Changes in Net Assets

(in thousands)

	Years ended December 31,
	2014	2013	2012
Increase (decrease) in net assets resulting from operations:
Net investment income(1)	$57,196	$—	$—
Net investment income allocated from New Mountain Finance Holdings, L.L.C.(2)	22,870	50,521	19,792
Net realized gains on investments(1)	357	—	—
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.(2)	8,568	5,427	7,593
Net change in unrealized (depreciation) appreciation of investments(1)	(43,863)	—	—
Net change in unrealized appreciation (depreciation) of investments allocated from New Mountain Finance Holdings, L.L.C.(2)	940	6,016	4,494
Net change in unrealized (depreciation) appreciation of investment in New Mountain Finance Holdings, L.L.C.(2)	—	(44)	(95)
Provision for taxes(1)	(493)	—	—

Net increase in net assets resulting from operations	45,575	61,920	31,784
Capital transactions
Net proceeds from shares sold	141,157	100,040	133,428
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.(2)	(250)	(281)	(323)
Deferred offering costs(1)	(476)	—	—
Value of shares issued for exchanged units	38,840	193,262	56,314
Dividends declared to stockholders from net investment income	(71,365)	(50,521)	(19,792)
Dividends declared to stockholders from net realized gains	(6,247)	(1,323)	(6,927)
Reinvestment of dividends	4,829	5,084	1,955

Total net increase in net assets resulting from capital transactions	106,488	246,261	164,655

Net increase in net assets	152,063	308,181	196,439
Net assets at the beginning of the period	650,107	341,926	145,487

Net assets at the end of the period	$802,170	$650,107	$341,926

(1)
For the year ended December 31, 2014, the amounts reported relate to the period from May 8, 2014 to December 31, 2014.

(2)
For the year ended December 31, 2014, the amounts reported relate to the period from January 1, 2014 to May 7, 2014.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Years ended December 31,
	2014	2013	2012
Cash flows from operating activities
Net increase in net assets resulting from operations	$45,575	$61,920	$31,784
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net investment income allocated from New Mountain Finance Holdings, L.L.C.(2)	(22,870)	(50,521)	(19,792)
Net realized gains on investments(1)	(357)	—	—
Net realized gains on investments allocated from New Mountain Finance Holdings, L.L.C.(2)	(8,568)	(5,427)	(7,593)
Net change in unrealized depreciation (appreciation) of investments(1)	43,863	—	—
Net change in unrealized (appreciation) depreciation of investments allocated from New Mountain Finance Holdings, L.L.C.(2)	(940)	(6,016)	(4,494)
Net change in unrealized depreciation (appreciation) in New Mountain Finance Holdings, L.L.C.(2)	—	44	95
Amortization of purchase discount(1)	(1,721)	—	—
Amortization of deferred financing costs(1)	1,713	—	—
Non-cash investment income(1)	(3,479)	—	—
(Increase) decrease in operating assets:
Cash and cash equivalents from New Mountain Finance Holdings, L.L.C.(3)	957	—	—
Purchase of investments and delayed draw facilities(1)	(529,540)	—	—
Proceeds from sales and paydowns of investments(1)	261,747	—	—
Cash received for purchase of undrawn portion of revolving credit or delayed draw facilities(1)	29	—	—
Cash paid for purchase of drawn portion of revolving credit facilities(1)	(2,548)	—	—
Cash repayments on drawn revolvers(1)	380	—	—
Cash paid for securities purchased under collateralized agreements to resell(1)	(30,000)	—	—
Interest and dividend receivable(1)	(207)	—	—
Receivable from unsettled securities sold(1)	(8,912)	—	—
Receivable from affiliates(1)	(106)	—	—
Other assets(1)	196	—	—
Purchase of investment in New Mountain Finance Holdings, L.L.C.(2)	(58,644)	(100,040)	(133,428)
Distributions from New Mountain Finance Holdings, L.L.C.(2)	15,247	50,165	23,314
Increase (decrease) in operating liabilities(1):
Payable for unsettled securities purchased	17,054	—	—
Management fee payable	(911)	—	—
Incentive fee payable	(1,522)	—	—
Capital gains incentive fee payable	(8,573)	—	—
Interest payable	1,259	—	—
Payable to affiliates	589	—	—
Deferred tax liability	493	—	—
Other liabilities	225	—	—

Net cash flows used in operating activities	(289,571)	(49,875)	(110,114)

Cash flows from financing activities
Net proceeds from shares sold	141,157	100,040	133,428
Dividends paid	(72,783)	(50,165)	(23,314)
Offering costs paid(1)	(478)	—	—
Proceeds from Holdings Credit Facility(1)	384,721	—	—
Repayment of Holdings Credit Facility(1)	(314,400)	—	—
Proceeds from SLF Credit Facility(1)	21,255	—	—
Repayment of SLF Credit Facility(1)	(37,700)	—	—
Proceeds from Convertible Notes(1)	115,000	—	—
Proceeds from NMFC Credit Facility(1)	72,000	—	—
Repayment of NMFC Credit Facility(1)	(22,000)	—	—
Proceeds from SBA-guaranteed debentures(1)	37,500	—	—
Deferred financing costs paid(1)	(11,256)	—	—

Net cash flows provided by financing activities	313,016	49,875	110,114

Net increase (decrease) in cash and cash equivalents	23,445	—	—
Cash and cash equivalents at the beginning of the period	—	—	—

Cash and cash equivalents at the end of the period	$23,455	$—	$—

Supplemental disclosure of cash flow information
Cash interest paid	$9,924	$—	$—
Income taxes paid	437	—	—
Distribution receivable from New Mountain Finance Holdings, L.L.C.	—	—	3,405
Non-cash financing activities:
Dividends declared and payable	$—	$—	$(3,405)
New Mountain Finance AIV Holdings Corporation exchange of New Mountain Finance Holdings, L.L.C. units for shares	38,840	193,262	56,314
Value of shares issued in connection with dividend reinvestment plan	4,829	5,084	1,955
Accrual for offering costs(1)	516	—	—
Accrual for deferred financing costs(1)	375	—	—
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C(2)	(250)	(281)	(323)
SLF Credit Facility merger with the Holdings Credit Facility(1)	198,555	—	—

(1)
For the year ended December 31, 2014, the amounts reported relate to the period from May 8, 2014 to December 31, 2014.

(2)
For the year ended December 31, 2014, the amounts reported relate to the period from January 1, 2014 to May 7, 2014.

(3)
Represents the cash and cash equivalent balance of New Mountain Finance Holdings, L.L.C.'s at the date of restructuring. See Note 1, Formation and Business Purpose.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Australia
Project Sunshine IV Pty Ltd**
Media	First lien(2)	8.00% (Base Rate + 7.00%)	9/23/2019	$17,689	$17,594	$17,888	2.23%

Total Funded Debt Investments — Australia				$17,689	$17,594	$17,888	2.23%

Funded Debt Investments — Luxembourg
Pinnacle Holdco S.à.r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	$24,630	$24,319	$22,905
	Second lien(3)	10.50% (Base Rate + 9.25%)	7/30/2020	8,204	8,317	7,629

				32,834	32,636	30,534	3.80%

Evergreen Skills Lux S.À.R.L.**
Education	Second lien(3)	9.25% (Base Rate + 8.25%)	4/28/2022	5,000	4,877	4,737	0.59%

Total Funded Debt Investments — Luxembourg				$37,834	$37,513	$35,271	4.39%

Funded Debt Investments — United States
Ascend Learning, LLC
Education	First lien(2)	6.00% (Base Rate + 5.00%)	7/31/2019	$14,888	$14,824	$14,813
	Second lien(3)	9.50% (Base Rate + 8.50%)	11/30/2020	29,000	28,881	28,855

				43,888	43,705	43,668	5.44%

TIBCO Software Inc**.
Software	First lien(2)	6.50% (Base Rate + 5.50%)	12/4/2020	30,000	28,512	29,100
	Subordinated(3)	11.38%	12/1/2021	15,000	14,567	14,550

				45,000	43,079	43,650	5.44%

Global Knowledge Training LLC
Education	Second lien(2)	12.00% (Base Rate + 8.75%)	10/21/2018	41,450	41,137	41,786	5.21%
Deltek, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	10/10/2019	40,000	39,989	40,300
	Second lien(3)	10.00% (Base Rate + 8.75%)	10/10/2019	1,000	990	1,008

				41,000	40,979	41,308	5.15%

Tenawa Resource Holdings LLC(16)
Tenawa Resource Management LLC
Energy	First lien(3)	10.50% (Base Rate + 8.00%)	5/12/2019	40,000	39,838	39,820	4.96%
Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	32,641	32,407	33,355
	Second lien(3)	9.75% (Base Rate + 8.50%)	4/30/2020	5,000	4,955	5,109

				37,641	37,362	38,464	4.80%

McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)(9)	9.75%	4/1/2021	24,500	24,362	27,195
	First lien(2)	5.75% (Base Rate + 4.75%)	3/22/2019	9,863	9,641	9,830

				34,363	34,003	37,025	4.62%

Tolt Solutions, Inc.(15)
Business Services	First lien(2)	7.00% (Base Rate + 6.00%)	3/7/2019	18,537	18,538	18,075
	First lien(2)	12.00% (Base Rate + 11.00%)	3/7/2019	18,800	18,800	18,540

				37,337	37,338	36,615	4.56%

Acrisure, LLC
Business Services	Second lien(2)	11.50% (Base Rate + 10.50%)	3/31/2020	35,175	34,848	35,471	4.42%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
UniTek Global Services, Inc.
Business Services	First lien(2)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	$20,596	$20,104	$14,706
	First lien(3)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	7,772	7,552	5,550
	First lien(2)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	6,271	6,116	4,478
	First lien(3)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	597	580	426
	First lien(2)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	5,213	5,083	3,722
	First lien(3)	15.00% PIK (Base Rate + 13.50% PIK)(7)*	4/15/2018	496	482	354
	First lien(3)(11) — Drawn	9.50% (Base Rate + 7.50% + 1.00% PIK)*	1/21/2015	3,381	3,381	3,381
	First lien(3)(11) — Drawn	10.25% (Base Rate + 4.00% + 5.25% PIK)*	4/15/2016	2,610	2,610	2,610

				46,936	45,908	35,227	4.39%

Envision Acquisition Company, LLC
Healthcare Services	Second lien(2)	9.75% (Base Rate + 8.75%)	11/4/2021	26,000	25,603	25,772
	Second lien(3)	9.75% (Base Rate + 8.75%)	11/4/2021	9,250	9,305	9,169

				35,250	34,908	34,941	4.37%

Hill International, Inc.
Business Services	First lien(2)	7.75% (Base Rate + 6.75%)	9/26/2020	34,913	34,574	34,215	4.27%
Meritas Schools Holdings, LLC
Education	First lien(2)	7.00% (Base Rate + 5.75%)	6/25/2019	21,658	21,487	21,549
	Second lien(2)	10.00% (Base Rate + 9.00%)	1/23/2021	12,000	11,943	11,820

				33,658	33,430	33,369	4.16%

TASC, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.50%)	5/22/2020	30,860	30,454	30,108
	Second lien(3)	12.00%	5/21/2021	2,000	1,960	1,960

				32,860	32,414	32,068	4.00%

SRA International, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	31,765	31,059	31,805	3.96%
Navex Global,Inc.
Software	First lien(4)	5.75% (Base Rate + 4.75%)	11/19/2021	10,547	10,442	10,441
	First lien(2)	5.75% (Base Rate + 4.75%)	11/19/2021	4,453	4,409	4,409
	Second lien(4)	9.75% (Base Rate + 8.75%)	11/18/2022	11,953	11,834	11,775
	Second lien(3)	9.75% (Base Rate + 8.75%)	11/18/2022	5,047	4,997	4,970

				32,000	31,682	31,595	3.94%

Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	30,875	30,756	30,875	3.85%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)	7.75% (Base Rate + 6.50%)	11/13/2017	29,342	28,937	29,359	3.66%
CompassLearning, Inc.(14)
Education	First lien(2)	8.00% (Base Rate + 6.75%)	11/26/2018	30,000	29,391	29,184	3.64%
Aderant North America, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	6/20/2019	24,000	23,767	23,940
	Second lien(3)	10.00% (Base Rate + 8.75%)	6/20/2019	5,000	5,070	4,988

				29,000	28,837	28,928	3.61%

Transtar Holding Company
Distribution & Logistics	Second lien(2)	10.00% (Base Rate + 8.75%)	10/9/2019	28,300	27,906	27,946	3.48%
Pelican Products, Inc.
Business Products	Second lien(3)	9.25% (Base Rate + 8.25%)	4/9/2021	15,500	15,531	15,306
	Second lien(2)	9.25% (Base Rate + 8.25%)	4/9/2021	10,000	10,123	9,875

				25,500	25,654	25,181	3.14%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
YP Holdings LLC(10)
YP LLC
Media	First lien(2)	8.00% (Base Rate + 6.75%)	6/4/2018	$24,936	$24,678	$25,029	3.12%
CRGT Inc.
Federal Services	First lien(2)	7.50% (Base Rate + 6.50%)	12/19/2020	25,000	24,750	24,750	3.09%
Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (Base Rate + 9.00%)	5/8/2019	18,886	18,786	18,877
	Second lien(3)	10.25% (Base Rate + 9.00%)	5/8/2019	5,571	5,647	5,569

				24,457	24,433	24,446	3.05%

PetVet Care Centers LLC
Consumer Services	Second lien(3)	9.75% (Base Rate + 8.75%)	6/17/2021	24,000	23,761	23,760	2.96%
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%	12/15/2018	25,000	25,000	23,250	2.90%
Aricent Technologies
Business Services	Second lien(2)	9.50% (Base Rate + 8.50%)	4/14/2022	20,000	19,871	20,162
	Second lien(3)	9.50% (Base Rate + 8.50%)	4/14/2022	2,550	2,556	2,571

				22,550	22,427	22,733	2.83%

McGraw-Hill School Education Holdings, LLC
Education	First lien(2)	6.25% (Base Rate + 5.00%)	12/18/2019	21,780	21,594	21,771	2.71%
Weston Solutions, Inc.
Business Services	Subordinated(4)	16.00% (11.50% + 4.50% PIK)*	7/3/2019	20,458	20,458	20,828	2.60%
Aspen Dental Management, Inc.
Healthcare Services	First lien(2)	7.00% (Base Rate + 5.50%)	10/6/2016	20,862	20,697	20,732	2.58%
TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C.(TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)	9.75% (Base Rate + 8.75%)	11/19/2019	19,895	19,895	19,895	2.48%
American Pacific Corporation**
Specialty Chemicals and Materials	First lien(2)	7.00% (Base Rate + 6.00%)	2/27/2019	19,850	19,722	19,825	2.47%
Novitex Acquisition, LLC (fka ARSloane Acquisition, LLC)
Business Services	First lien(2)	7.50% (Base Rate + 6.25%)	7/7/2020	19,950	19,592	19,152	2.39%
eResearchTechnology, Inc.
Healthcare Services	First lien(2)	6.00% (Base Rate + 4.75%)	5/2/2018	19,059	18,521	19,083	2.38%
First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (Base Rate + 9.50%)	4/12/2019	18,643	18,369	18,457	2.30%
Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%	1/15/2018	24,357	24,555	18,390	2.29%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.25%)	7/23/2020	18,500	18,326	17,814	2.22%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/27/2017	13,855	13,852	13,959
	Second lien(3)	9.75% (Base Rate + 8.25%)	10/27/2017	2,000	2,017	2,015

				15,855	15,869	15,974	1.99%

MailSouth, Inc. (d/b/a Mspark)
Media	First lien(2)	6.75% (Base Rate + 4.99%)	12/14/2016	16,778	16,190	15,771	1.97%
Edmentum, Inc.(fka Plato, Inc.)
Education	Second lien(2)	11.25% (Base Rate + 9.75%)	5/17/2019	25,000	24,713	12,500
	Second lien(3)	11.25% (Base Rate + 9.75%)	5/17/2019	6,150	6,040	3,075

				31,150	30,753	15,575	1.94%

GSDM Holdings Corp.
Healthcare Services	Subordinated(4)	10.00%	6/23/2020	15,000	14,860	14,642	1.83%
Smile Brands Group Inc.
Healthcare Services	First lien(2)	7.50% (Base Rate + 6.25%)	8/16/2019	14,319	14,154	13,746	1.71%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	14,000	13,966	13,580	1.69%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (Base Rate + 9.25%)	12/20/2019	9,000	8,843	8,910	1.11%
Vitera Healthcare Solutions, LLC
Software	First lien(2)	6.00% (Base Rate + 5.00%)	11/4/2020	1,980	1,964	1,970
	Second lien(2)	9.25% (Base Rate + 8.25%)	11/4/2021	7,000	6,906	6,825

				8,980	8,870	8,795	1.10%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
McKissock, LLC
QC McKissock Investment, LLC
Education	First lien(2)	7.50% (Base Rate + 6.50%)	8/5/2019	$4,923	$4,877	$4,844
	First lien(2)	7.50% (Base Rate + 6.50%)	8/5/2019	3,178	3,149	3,127
	First lien(2)(11) — Drawn	7.50% (Base Rate + 6.50%)	8/5/2019	576	570	567

				8,677	8,596	8,538	1.06%

Asurion, LLC (fka Asurion Corporation)
Business Services	Second lien(3)	8.50% (Base Rate + 7.50%)	3/3/2021	5,000	4,934	4,987
	Second lien(2)	8.50% (Base Rate + 7.50%)	3/3/2021	3,000	2,957	2,993

				8,000	7,891	7,980	0.99%

Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	6,651	6,651	7,083	0.88%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(2)	9.00% (Base Rate + 7.50%)	4/21/2017	7,445	7,387	6,626	0.83%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	7,000	6,934	5,548	0.69%
Immucor, Inc.
Healthcare Services	Subordinated(2)(9)	11.13%	8/15/2019	5,000	4,957	5,425	0.68%
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(2)	7.25% (Base Rate + 5.50%)	12/22/2016	5,963	5,931	4,979	0.62%
Packaging Coordinators, Inc.(12)
Healthcare Products	Second lien(3)	9.00% (Base Rate + 8.00%)	8/1/2022	5,000	4,952	4,925	0.61%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(2)	8.25% (Base Rate + 7.25%)	1/25/2021	5,000	4,940	4,867	0.61%
Learning Care Group (US) Inc.(17)
Learning Care Group (US) No. 2 Inc.
Education	First lien(2)	5.50% (Base Rate + 4.50%)	5/5/2021	4,465	4,424	4,476	0.56%
CRC Health Corporation
Healthcare Services	Second lien(3)	9.00% (Base Rate + 8.00%)	9/28/2021	4,000	3,925	4,098	0.51%
GCA Services Group, Inc.
Business Services	Second lien(3)	9.25% (Base Rate + 8.00%)	11/1/2020	4,000	3,968	3,955	0.49%
Sophia Holding Finance LP / Sophia Holding Finance Inc.
Software	Subordinated(3)	9.63%	12/1/2018	3,500	3,502	3,531	0.44%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%	10/1/2022	3,000	3,000	3,011	0.38%
Winebow Holdings, Inc. (Vinter Group, Inc., The)
Distribution & Logistics	Second lien(3)	8.50% (Base Rate + 7.50%)	1/2/2022	3,000	2,979	2,910	0.36%
Synarc-Biocore Holdings, LLC
Healthcare Services	Second lien(3)	9.25% (Base Rate + 8.25%)	3/10/2022	2,500	2,477	2,250	0.28%
Education Management LLC**
Education	First lien(2)	9.25% PIK (Base Rate + 8.00% PIK)*	3/30/2018	1,944	1,902	880
	First lien(3)	9.25% PIK (Base Rate + 8.00% PIK)*	3/30/2018	1,097	1,085	496

				3,041	2,987	1,376	0.17%

ATI Acquisition Company (fka Ability Acquisition, Inc.)(13)
Education	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(7)*	6/30/2012 — Past Due	1,665	1,434	216
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(7)*	6/30/2012 — Past Due	103	94	103

				1,768	1,528	319	0.04%

Total Funded Debt Investments — United States				$1,338,642	$1,325,057	$1,291,305	160.98%

Total Funded Debt Investments				$1,394,165	$1,380,164	$1,344,464	167.60%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares		Cost	Fair Value	Percent of Net Assets
Equity — United Kingdom
Packaging Coordinators, Inc.(12)
PCI Pharma Holdings UK Limited**
Healthcare Products	Ordinary shares(2)	—	—	19,427		$580	$1,193	0.15%

Total Shares — United Kingdom						$580	$1,193	0.15%

Equity — United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(3)	12.00% (10.00% + 2.00% PIK)*	—	35,721		$35,721	$35,721	4.45%
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2		—	8
	Preferred shares(2)	—	—	2,423		—	9,739

						—	9,747	1.22%

Tenawa Resource Holdings LLC(16)
QID NGL LLC
Energy	Ordinary shares(3)	—	—	3,000,000		3,000	2,430	0.30%
TWDiamondback Holdings Corp.(18)
Distribution & Logistics	Preferred shares(4)	—	—	200		2,000	2,000	0.25%
Ancora Acquisition LLC(13)
Education	Preferred shares(6)	—	—	372		83	83	0.01%

Total Shares — United States						$40,804	$49,981	6.23%

Total Shares						$41,384	$51,174	6.38%

Warrants — United States
Storapod Holding Company, Inc.
Consumer Services	Warrants(3)	—	—	360,129		$156	$4,142	0.51%
YP Holdings LLC(10)
YP Equity Investors LLC
Media	Warrants(5)	—	—	5		—	2,549	0.32%
Learning Care Group (US) Inc.(17)
ASP LCG Holdings, Inc.
Education	Warrants(3)	—	—	622		37	299	0.04%
UniTek Global Services, Inc.
Business Services	Warrants(3)	—	—	1,014,451	(8)	1,449	—	—%
Alion Science and Technology Corporation
Federal Services	Warrants(3)	—	—	6,000		293	—	—%
Ancora Acquisition LLC(13)
Education	Warrants(6)	—	—	20		—	—	—%

Total Warrants — United States						$1,935	$6,990	0.87%

Total Funded Investments						$1,423,483	$1,402,628	174.85%

Unfunded Debt Investments — United States
TWDiamondback Holdings Corp.(18)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)(11) — Undrawn	—	5/19/2015	$2,763		$—	$—	—%
UniTek Global Services, Inc.
Business Services	First lien(3)(11) — Undrawn	—	1/21/2015	5,425		—	—
	First lien(3)(11) — Undrawn	—	1/21/2015	2,048		—	—
	First lien(3)(11) — Undrawn	—	1/21/2015	758		—	—

						—	—	—%

McKissock, LLC
Education	First lien(2)(11) — Undrawn	—	8/5/2019	2,304		(23)	(37)	—%
MailSouth, Inc. (d/b/a Mspark)
Media	First lien(3)(11) — Undrawn	—	12/14/2015	1,900		(181)	(156)	(0.02)%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Aspen Dental Management, Inc.
Healthcare Services	First lien(3)(11) — Undrawn	—	4/6/2016	$5,000	$(388)	$(225)	(0.03)%

Total Unfunded Debt Investments				$20,198	$(592)	$(418)	(0.05)%

Total Non-Controlled/Non-Affiliated Investments					$1,422,891	$1,402,210	174.80%

Non-Controlled/Affiliated Investments(19)
Equity — United States
NMFC Senior Loan Program I LLC**
Investment in Fund	Membership interest(3)	—	—	—	$23,000	$22,461	2.80%

Total Non-Controlled/Affiliated Investments					$23,000	$22,461	2.80%

Total Investments					$1,445,891	$1,424,671	177.60%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7, Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA and Morgan Stanley, N.A. as Lenders. See Note 7, Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment or a portion of the investment is on non-accrual status. See Note 3, Investments, for details.

(8)
The Company holds 1,014,451 warrants in UniTek Global Services, Inc., which represents a 4.41% equity ownership on a fully diluted basis.

(9)
Securities are registered under the Securities Act.

(10)
The Company holds investments in two related entities of YP Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. The Company has a debt investment in Packaging Coordinators, Inc. and holds ordinary equity in PCI Pharma Holdings UK Limited, a wholly-owned subsidiary of Packaging Coordinators, Inc.

(13)
The Company holds investments in ATI Acquisition Company and Ancora Acquisition LLC. The Company has debt investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. The Company received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(14)
The Company holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

(15)
The Company holds two first lien investments in Tolt Solutions, Inc. The debt investment with an interest rate at base rate + 6.00% is structured as a first lien first out debt investment. The debt investment with an interest rate at base rate + 11.00% is structured as a first lien last out debt investment.

(16)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 4.76% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(17)
The Company holds investments in two wholly-owned subsidiaries of Learning Care Group (US) Inc. The Company has a debt investment in Learning Care Group (US) No. 2 Inc. and holds warrants to purchase common stock of ASP LCG Holdings, Inc.

(18)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(19)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of the Company's total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2014

December 31, 2014
Investment Type	Percent of Total Investments at Fair Value
First lien	47.58%
Second lien	42.41%
Subordinated	4.35%
Equity and other	5.66%

Total investments	100.00%

December 31, 2014
Industry Type	Percent of Total Investments at Fair Value
Software	20.16%
Business Services	18.27%
Education	17.68%
Federal Services	8.75%
Healthcare Services	8.05%
Distribution & Logistics	6.83%
Energy	5.89%
Media	4.29%
Consumer Services	3.67%
Business Products	1.77%
Investment in Fund	1.58%
Specialty Chemicals and Materials	1.39%
Healthcare Products	0.93%
Industrial Services	0.39%
Healthcare Information Technology	0.35%

Total investments	100.00%

December 31, 2014
Interest Rate Type	Percent of Total Investments at Fair Value
Floating rates	12.32%
Fixed rates	87.68%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2013

(in thousands, except shares)

	Cost	Fair Value	Percent of Net Assets
Investments
Investment in New Mountain Finance Holdings, L.L.C.(1)	$633,835	$650,107	100.00%

Total Investments	$633,835	$650,107	100.00%

(1)
At December 31, 2013, New Mountain Finance Corporation's only investment was its investment in New Mountain Finance Holdings, L.L.C. Refer below for New Mountain Finance Holdings, L.L.C.'s Consolidated Schedule of Investments as of December 31, 2013.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Funded Debt Investments — Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Stratus Technologies Bermuda Ltd. / Stratus Technologies, Inc.
Information Technology	First lien(2)(7)	12.00%	3/29/2015	$6,497	$6,335	$6,529	0.95%

Total Funded Debt Investments — Bermuda				$6,497	$6,335	$6,529	0.95%

Funded Debt Investments — Cayman Islands
Pinnacle Holdco S.à r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (Base Rate + 9.25%)	7/30/2020	$30,000	$29,472	$30,362	4.41%

Total Funded Debt Investments — Cayman Islands				$30,000	$29,472	$30,362	4.41%

Funded Debt Investments — United States
McGraw-Hill Global Education Holdings, LLC
Education	First lien(2)	9.75%	4/1/2021	$24,500	$24,348	$27,195
	First lien(3)	9.00% (Base Rate + 7.75%)	3/22/2019	17,850	17,367	18,225

				42,350	41,715	45,420	6.60%

Deltek, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	10/10/2019	41,000	40,977	41,820	6.07%
Global Knowledge Training LLC
Education	Second lien(2)	11.00% (Base Rate + 9.75%)	10/21/2018	41,450	41,070	41,450	6.02%
UniTek Global Services, Inc.
Business Services	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	26,382	25,508	26,382
	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	6,387	6,176	6,387
	First lien(2)	15.00% (Base Rate + 9.50% + 4.00% PIK)*	4/15/2018	5,309	5,133	5,309

				38,078	36,817	38,078	5.53%

Edmentum, Inc.(fka Plato, Inc.)
Education	First lien(3)	5.50% (Base Rate + 4.50%)	5/17/2018	6,433	6,240	6,465
	Second lien(2)	11.25% (Base Rate + 9.75%)	5/17/2019	31,150	30,685	31,578

				37,583	36,925	38,043	5.52%

SRA International, Inc.
Federal Services	First lien(2)	6.50% (Base Rate + 5.25%)	7/20/2018	34,750	33,784	34,475	5.01%
Kronos Incorporated
Software	Second lien(2)	9.75% (Base Rate + 8.50%)	4/30/2020	31,341	31,055	32,542	4.73%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
Rocket Software, Inc.
Software	Second lien(2)	10.25% (Base Rate + 8.75%)	2/8/2019	$30,875	$30,731	$31,029	4.51%
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)
Software	First lien(3)	7.25% (Base Rate + 5.75%)	11/22/2017	6,951	6,847	7,080
	Second lien(2)	11.00% (Base Rate + 9.50%)	11/22/2018	23,353	22,780	22,876

				30,304	29,627	29,956	4.35%

JHCI Acquisition, Inc.
Distribution & Logistics	First lien(3)	7.00% (Base Rate + 5.75%)	7/11/2019	19,536	19,262	19,548
	Second lien(3)	11.00% (Base Rate + 9.75%)	7/11/2020	10,000	9,705	9,898

				29,536	28,967	29,446	4.28%

CompassLearning, Inc.(12)
Education	First lien(2)	8.00% (Base Rate + 6.75%)	11/26/2018	30,000	29,261	29,250	4.25%
Transtar Holding Company
Distribution & Logistics	Second lien(2)	9.75% (Base Rate + 8.50%)	10/9/2019	28,300	27,842	27,168	3.95%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(3)	7.25% (Base Rate + 6.00%)	11/13/2017	16,784	16,448	16,616
	First lien(2)	7.25% (Base Rate + 6.00%)	11/13/2017	10,116	9,953	10,015

				26,900	26,401	26,631	3.87%

Meritas Schools Holdings, LLC
Education	First lien(3)	7.00% (Base Rate + 5.75%)	6/25/2019	19,950	19,763	20,087
	First lien(2)	7.00% (Base Rate + 5.75%)	6/25/2019	5,920	5,865	5,961

				25,870	25,628	26,048	3.78%

Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)	12.25%	12/15/2018	25,000	25,000	25,000	3.63%
Permian Tank & Manufacturing, Inc.
Energy	First lien(2)	10.50%	1/15/2018	24,500	24,757	24,255	3.52%
Aderant North America, Inc.
Software	Second lien(2)	10.00% (Base Rate + 8.75%)	6/20/2019	22,500	22,201	23,203	3.37%
YP Holdings LLC(8)
YP LLC
Media	First lien(2)	8.04% (Base Rate + 6.71%)	6/4/2018	22,400	21,892	22,722	3.30%
McGraw-Hill School Education Holdings, LLC
Education	First lien(3)	6.25% (Base Rate + 5.00%)	12/18/2019	13,000	12,870	12,870
	First lien(2)	6.25% (Base Rate + 5.00%)	12/18/2019	9,000	8,910	8,910

				22,000	21,780	21,780	3.16%

Aspen Dental Management, Inc.
Healthcare Services	First lien(3)	7.00% (Base Rate + 5.50%)	10/6/2016	21,077	20,820	20,813	3.02%
LM U.S. Member LLC (and LM U.S. Corp Acquisition Inc.)
Business Services	Second lien(3)	9.50% (Base Rate + 8.25%)	10/26/2020	20,000	19,731	20,308	2.95%
Envision Acquisition Company, LLC
Healthcare Services	Second lien(2)	9.75% (Base Rate + 8.75%)	11/4/2021	20,000	19,605	20,075	2.91%
ARSloane Acquisition, LLC
Business Services	First lien(3)	7.50% (Base Rate + 6.25%)	10/1/2019	19,950	19,754	19,992	2.90%
eResearchTechnology, Inc.
Healthcare Services	First lien(3)	6.00% (Base Rate + 4.75%)	5/2/2018	19,750	19,047	19,874	2.89%
Distribution International, Inc.
Distribution & Logistics	First lien(2)	7.50% (Base Rate + 6.50%)	7/16/2019	19,900	19,527	19,813	2.88%
First American Payment Systems, L.P.
Business Services	Second lien(3)	10.75% (Base Rate + 9.50%)	4/12/2019	20,000	19,654	19,800	2.88%
Merrill Communications LLC
Business Services	First lien(3)	7.25% (Base Rate + 6.25%)	3/8/2018	19,425	19,246	19,759	2.87%
Insight Pharmaceuticals LLC
Healthcare Products	Second lien(3)	13.25% (Base Rate + 11.75%)	8/25/2017	19,310	18,766	19,021	2.76%
St. George's University Scholastic Services LLC
Education	First lien(3)	8.50% (Base Rate + 7.00%)	12/20/2017	17,379	17,082	17,530	2.55%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(3)	7.50% (Base Rate + 6.00%)	4/21/2017	18,316	18,127	16,118	2.34%
Confie Seguros Holding II Co.
Consumer Services	Second lien(3)	10.25% (Base Rate + 9.00%)	5/8/2019	14,886	14,762	15,034	2.18%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Members' Capital
OpenLink International, Inc.
Software	First lien(3)	7.75% (Base Rate + 6.25%)	10/30/2017	$14,700	$14,496	$14,774	2.15%
Smile Brands Group Inc.
Healthcare Services	First lien(3)	7.50% (Base Rate + 6.25%)	8/16/2019	14,464	14,261	14,307	2.08%
Brock Holdings III, Inc.
Industrial Services	Second lien(2)	10.00% (Base Rate + 8.25%)	3/16/2018	14,000	13,858	14,263	2.07%
Vision Solutions, Inc.
Software	Second lien(2)	9.50% (Base Rate + 8.00%)	7/23/2017	14,000	13,957	14,140	2.05%
Packaging Coordinators, Inc.(10)
Healthcare Products	Second lien(2)	9.50% (Base Rate + 8.25%)	11/10/2020	14,000	13,868	14,088	2.05%
Lonestar Intermediate Super Holdings, LLC
Business Services	Subordinated(2)	11.00% (Base Rate + 9.50%)	9/2/2019	12,000	11,701	12,419	1.80%
Van Wagner Communications, LLC
Media	First lien(2)	6.25% (Base Rate + 5.00%)	8/3/2018	11,761	11,583	11,997	1.74%
Vertafore, Inc.
Software	Second lien(2)	9.75% (Base Rate + 8.25%)	10/29/2017	10,000	9,937	10,198	1.48%
TransFirst Holdings, Inc.
Business Services	Second lien(3)	11.00% (Base Rate + 9.75%)	6/27/2018	10,000	9,741	10,138	1.47%
MailSouth, Inc.
Media	First lien(3)	6.76% (Base Rate + 4.96%)	12/14/2016	9,410	9,333	9,269	1.35%
Vitera Healthcare Solutions, LLC
Software	First lien(3)	6.00% (Base Rate + 5.00%)	11/4/2020	2,000	1,980	2,000
	Second lien(2)	9.25% (Base Rate + 8.25%)	11/4/2021	7,000	6,897	7,070

				9,000	8,877	9,070	1.32%

Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (Base Rate + 9.25%)	12/20/2019	9,000	8,820	8,820	1.28%
Consona Holdings, Inc.
Software	First lien(3)	7.25% (Base Rate + 6.00%)	8/6/2018	8,394	8,326	8,457	1.23%
Physio-Control International, Inc.
Healthcare Products	First lien(2)	9.88%	1/15/2019	6,651	6,651	7,482	1.09%
Virtual Radiologic Corporation
Healthcare Information Technology	First lien(3)	7.25% (Base Rate + 5.50%)	12/22/2016	13,563	13,454	7,324	1.06%
Alion Science and Technology Corporation
Federal Services	First lien(2)(7)	12.00% (10.00% + 2.00% PIK)*	11/1/2014	6,447	6,360	6,570	0.95%
Immucor, Inc.
Healthcare Services	Subordinated(2)(7)	11.13%	8/15/2019	5,000	4,950	5,650	0.82%
Learning Care Group (US), Inc.
Education	Subordinated(2)	15.00% PIK*	5/8/2020	4,371	4,253	4,371
	Subordinated(2)	15.00% PIK*	5/8/2020	800	746	800

				5,171	4,999	5,171	0.75%

Education Management LLC**
Education	First lien(3)	8.25% (Base Rate + 7.00%)	3/30/2018	5,003	4,888	5,028	0.73%
GCA Services Group, Inc.
Business Services	Second lien(2)	9.25% (Base Rate + 8.00%)	11/1/2020	4,000	3,964	4,064	0.59%
Sophia Holding Finance LP / Sophia Holding Finance Inc.
Software	Subordinated(2)	9.63%	12/1/2018	3,500	3,502	3,623	0.53%
ATI Acquisition Company (fka Ability Acquisition, Inc.)(11)
Education	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(5)*	6/30/2012 — Past Due	1,665	1,434	233
	First lien(2)	17.25% (Base Rate + 10.00% + 4.00% PIK)(5)*	6/30/2012 — Past Due	103	94	103

				1,768	1,528	336	0.05%

Total Funded Debt Investments — United States				$1,016,562	$1,001,605	$1,013,641	147.22%

Total Funded Debt Investments				$1,053,059	$1,037,412	$1,050,532	152.58%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2013

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate	Maturity Date	Principal Amount, Par Value or Shares		Cost	Fair Value	Percent of Members' Capital
Equity — Bermuda
Stratus Technologies Bermuda Holdings Ltd.(4)**
Information Technology	Ordinary shares(2)	—	—	156,247		$65	$46
	Preferred shares(2)	—	—	35,558		15	10

						80	56	0.01%

Total Shares — Bermuda						$80	$56	0.01%

Equity — United States
Crowley Holdings Preferred, LLC
Distribution & Logistics	Preferred shares(2)	12.00% (10.00% + 2.00% PIK)*	—	35,000		$35,000	$35,000	5.08%
Black Elk Energy Offshore Operations, LLC
Energy	Preferred shares(2)	17.00%	—	20,000,000		20,000	20,000	2.91%
Global Knowledge Training LLC
Education	Ordinary shares(2)	—	—	2		—	3
	Preferred shares(2)	—	—	2,423		—	3,006

						—	3,009	0.44%

Packaging Coordinators, Inc.(10)
Packaging Coordinators Holdings, LLC
Healthcare Products	Ordinary shares(2)	—	—	19,427		1,000	1,181	0.17%
Ancora Acquisition LLC(11)
Education	Preferred shares(2)	—	—	372		83	83	0.01%

Total Shares — United States						$56,083	$59,273	8.61%

Total Shares						$56,163	$59,329	8.62%

Warrants — United States
Learning Care Group (US), Inc.
Education	Warrants(2)	—	—	844		$194	$503
	Warrants(2)	—	—	3,589		61	2,136

						255	2,639	0.38%

YP Holdings LLC(8)
YP Equity Investors LLC
Media	Warrants(2)	—	—	5		—	1,944	0.28%
UniTek Global Services, Inc.
Business Services	Warrants(2)	—	—	1,014,451	(6)	1,449	1,694	0.25%
Storapod Holding Company, Inc.
Consumer Services	Warrants(2)	—	—	360,129		156	594	0.09%
Alion Science and Technology Corporation
Federal Services	Warrants(2)	—	—	6,000		293	94	0.01%
Ancora Acquisition LLC(11)
Education	Warrants(2)	—	—	20		—	—	—%

Total Warrants — United States						$2,153	$6,965	1.01%

Total Funded Investments						$1,095,728	$1,116,826	162.21%

Unfunded Debt Investments — United States
Aspen Dental Management, Inc.
Healthcare Services	First lien(2)(9) — Undrawn	—	4/6/2016	$5,000		$(388)	$(388)	(0.06)%
Advantage Sales & Marketing Inc.
Business Services	First lien(2)(9) — Undrawn	—	12/17/2015	10,500		(1,260)	(787)	(0.11)%

Total Unfunded Debt Investments				$15,500		$(1,648)	$(1,175)	(0.17)%

Total Investments						$1,094,080	$1,115,651	162.04%

(1)
New Mountain Finance Holdings, L.L.C. ("NMF Holdings") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Holdings, L.L.C.

Consolidated Schedule of Investments (Continued)

December 31, 2013

(in thousands, except shares)

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian. See Note 7, Borrowings, for details.

(3)
Investment is pledged as collateral for the SLF Credit Facility, a revolving credit facility among New Mountain Finance SPV Funding, L.L.C. as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian. See Note 7, Borrowings, for details.

(4)
NMF Holdings holds investments in two related entities of Stratus Technologies Bermuda Holdings, Ltd. ("Stratus Holdings"). NMF Holdings directly holds ordinary and preferred equity in Stratus Holdings and has a credit investment in the joint issuers of Stratus Technologies Bermuda Ltd. ("Stratus Bermuda") and Stratus Technologies, Inc. ("Stratus U.S."), collectively, the "Stratus Notes". Stratus U.S. is a wholly-owned subsidiary of Stratus Bermuda, which in turn is a wholly-owned subsidiary of Stratus Holdings. Stratus Holdings is the parent guarantor of the credit investment of the Stratus Notes.

(5)
Investment is on non-accrual status.

(6)
NMF Holdings holds 1,014,451 warrants in UniTek Global Services, Inc., which represents a 4.46% equity ownership on a fully diluted basis.

(7)
Securities are registered under the Securities Act.

(8)
NMF Holdings holds investments in two related entities of YP Holdings LLC. NMF Holdings directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC, a subsidiary of YP Holdings LLC.

(9)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers.

(10)
NMF Holdings holds investments in Packaging Coordinators, Inc. and one related entity of Packaging Coordinators, Inc. NMF Holdings has a credit investment in Packaging Coordinators, Inc. and holds ordinary equity in Packaging Coordinators Holdings, LLC, a wholly-owned subsidiary of Packaging Coordinators, Inc

(11)
NMF Holdings holds investments in ATI Acquisition Company and Ancora Acquisition LLC. NMF Holdings has credit investments in ATI Acquisition Company and preferred equity and warrants to purchase units of common membership interests of Ancora Acquisition LLC. NMF Holdings received its investments in Ancora Acquisition LLC as a result of its investments in ATI Acquisition Company.

(12)
NMF Holdings holds an investment in CompassLearning, Inc. that is structured as a first lien last out term loan.

*
All or a portion of interest contains payments-in-kind ("PIK").

**
Indicates assets that NMF Holdings deems to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of NMF Holdings' total assets at the time of acquisition of any additional non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation

December 31, 2014

(in thousands, except share data)

Note 1. Formation and Business Purpose

          New Mountain Finance Corporation ("NMFC" or the "Company") is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          On May 19, 2011, NMFC priced its initial public offering (the "IPO") of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital (defined as New Mountain Capital Group, L.L.C. and its affiliates) in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities (as defined below). In connection with NMFC's IPO and through a series of transactions, New Mountain Finance Holdings, L.L.C. ("NMF Holdings" or the "Predecessor Operating Company") acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations.

          NMF Holdings is a Delaware limited liability company. Until May 8, 2014, NMF Holdings was externally managed and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for United States ("U.S.") federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. For additional information on the Company's organizational structure prior to May 8, 2014, see "— Restructuring".

          Until May 8, 2014, NMF Holdings was externally managed by New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"). As of May 8, 2014, the Investment Adviser serves as the external investment adviser to NMFC. New Mountain Finance Administration, L.L.C. (the "Administrator") provides the administrative services necessary for operations. The Investment Adviser and Administrator are wholly-owned subsidiaries of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of New Mountain Guardian AIV, L.P. ("Guardian AIV") by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments. New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries, are defined as the "Predecessor Entities".

          Prior to December 18, 2014, New Mountain Finance SPV Funding, L.L.C. ("NMF SLF") was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus a wholly-owned indirect subsidiary of the Company. NMF SLF was bankruptcy-remote and non-recourse to NMFC. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014. See Note 7, Borrowings, for details.

          Until April 25, 2014, New Mountain Finance AIV Holdings Corporation ("AIV Holdings") was a Delaware corporation that was originally incorporated on March 11, 2011. AIV Holdings was dissolved on April 25, 2014. Guardian AIV, a Delaware limited partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non-diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory requirements. AIV Holdings was treated, and complied with the requirements to qualify annually, as a RIC under the Code.

          Prior to the Restructuring (as defined below) on May 8, 2014, NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated (the "Operating Agreement"), of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF Holdings to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

          The original structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital.

          Since NMFC's IPO, and through December 31, 2014, NMFC raised approximately $374,625 in net proceeds from additional offerings of common stock and issued shares of its common stock

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

valued at approximately $288,416 on behalf of AIV Holdings for exchanged units. NMFC acquired from NMF Holdings units of NMF Holdings equal to the number of shares of NMFC's common stock sold in the additional offerings. With the completion of the final secondary offering on February 3, 2014, NMFC owned 100.0% of the units of NMF Holdings, which became a wholly-owned subsidiary of NMFC.

Restructuring

          As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in the best interests of AIV Holdings and Guardian AIV. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to dissolve AIV Holdings under the laws of the State of Delaware.

          Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the U.S. Securities and Exchange Commission ("SEC") of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

          In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

          Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' current business model, NMF Holdings' board of directors determined at an in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

          At the 2014 joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved a new investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

          Effective May 8, 2014, NMF Holdings amended and restated its Operating Agreement such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' credit facility, and NMFC assumed all other operating activities previously undertaken by NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned direct and indirect subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with accounting principles generally accepted in the United States of America ("GAAP"). NMFC continues to remain a BDC under the 1940 Act.

          Also, on May 8, 2014, NMF Holdings filed Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings is bankruptcy-remote and non-recourse to NMFC. In addition, the assets held at NMF Holdings will continue to be used to secure NMF Holdings' credit facility.

Current Organization

          During the year ended December 31, 2014, the Company established wholly-owned subsidiaries, NMF Ancora Holdings Inc. ("NMF Ancora") and NMF YP Holdings Inc. ("NMF YP"), which are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). Tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. Additionally, the Company has a wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing") that serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC, L.P. ("SBIC LP"), and its general partner, New Mountain Finance SBIC G.P., L.L.C. ("SBIC GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC LP and SBIC GP are consolidated wholly-owned direct and indirect subsidiaries of the Company. SBIC LP received a license from the U.S. Small Business Association (the "SBA") to operate as a small business investment company ("SBIC") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act").

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

          The diagram below depicts the Company's organizational structure as of December 31, 2014.

*
Includes partners of New Mountain Guardian Partners, L.P.

**
NMFC is the sole limited partner of SBIC LP. NMFC, directly or indirectly through SBIC GP, wholly-owns SBIC LP. NMFC owns 100.0% of SBIC GP which owns 1.0% of SBIC LP. NMFC owns 99.0% of SBIC LP.

          The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. In some cases, the Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC LP's investment objective is to generate current income and capital appreciation under the investment criteria used by the Company, however, SBIC LP's investments must be SBA eligible companies. The Company's portfolio may be concentrated in a limited number of industries. As of December 31, 2014, the Company's top five industry concentrations were software, business services, education, federal services and healthcare services.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies

          Basis of accounting — The Company's consolidated financial statements have been prepared in conformity with GAAP. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946"). NMFC consolidates its wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, SBIC LP, SBIC GP, NMF Ancora and NMF YP. Previously, the Company consolidated its wholly-owned indirect subsidiary NMF SLF until it merged with and into NMF Holdings on December 18, 2014. See Note 7, Borrowings, for details. Prior to the Restructuring, the Predecessor Operating Company consolidated its wholly-owned subsidiary, NMF SLF. NMFC and AIV Holdings did not consolidate the Predecessor Operating Company. Prior to the Restructuring, NMFC and AIV Holdings applied investment company master-feeder financial statement presentation, as described in ASC 946 to their interest in the Predecessor Operating Company. NMFC and AIV Holdings observed that it was also industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund was owned by more than one feeder fund and that such presentation provided stockholders of NMFC and AIV Holdings with a clearer depiction of their investment in the master fund.

          The Company's consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Company's portfolio investments are not consolidated in the financial statements. Prior to the IPO, an affiliate of the Predecessor Entities paid a majority of the management and incentive fees. Historical operating expenses do not reflect the allocation of certain professional fees, administrative and other expenses that have been incurred following the completion of the IPO. Accordingly, the Predecessor Operating Company's historical operating expenses are not comparable to its operating expenses after the completion of the IPO.

          The Company's consolidated financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements have been included.

          Investments — The Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Company's Consolidated Statements of Assets and Liabilities at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

          The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

        Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

    d.
    When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

          Prior to the Restructuring, NMFC was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. Prior to the completion of the underwritten secondary public offering on February 3, 2014, AIV Holdings was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. NMFC's and AIV Holdings' investments in the Predecessor Operating Company were carried at fair value and represented the respective pro-rata interest in the net assets of the Predecessor Operating Company as of the applicable reporting date. NMFC and AIV Holdings valued their ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

          See Note 3, Investments, for further discussion relating to investments.

          Collateralized agreements or repurchase financings — The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of December 31, 2014, the Company held one collateralized agreement to resell with a carrying value of $30,000, collateralized by a security with a fair value of $30,000 and guaranteed by the counterparty. The counterparty has the option to repurchase the collateral from the Company at the par value of the collateralized agreement within a year. The collateralized agreement earns interest at a rate of 15.0% per annum as of December 31, 2014. The Predecessor Operating Company did not have any collateralized agreements as of the year ended December 31, 2013.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

          Cash and cash equivalents — Cash and cash equivalents include cash and short-term, highly liquid investments. The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. These securities have original maturities of three months or less.

Revenue recognition

          The Company's revenue recognition policies are as follows:

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans in the portfolio that contain a payment-in-kind ("PIK") provision. PIK represents interest that is accrued and recorded as interest income at the contractual rates, if deemed collectible, added to the loan principal on the respective capitalization dates, and generally due at maturity.

          Non-accrual income:    Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is reversed when a loan is placed on non-accrual status. Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Dividend income:    Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees are recognized as income when earned, usually when paid at the closing of the investment and are non-refundable.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

          Prior to the Restructuring, NMFC's revenue recognition policies were as follows:

          Revenue, expenses, and capital gains (losses):    At each quarterly valuation date, the Predecessor Operating Company's investment income, expenses, net realized gains (losses), and net increase (decrease) in unrealized appreciation (depreciation) were allocated to NMFC based on its pro-rata interest in the net assets of the Predecessor Operating Company. This was recorded on NMFC's Statements of Operations. Realized gains and losses were recorded upon sales of NMFC's investments in the Predecessor Operating Company. Net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. was the difference between the net asset value per share and the closing price per share for shares issued as part of the dividend reinvestment plan on the dividend payment date. This net change in unrealized appreciation (depreciation) of investment in New Mountain Finance Holdings, L.L.C. included the unrealized appreciation (depreciation) from the IPO. NMFC used the proceeds from its IPO and Concurrent Private Placement to purchase units in the Predecessor Operating Company at $13.75 per unit (its IPO price per share). At the IPO date, $13.75 per unit represented a discount to the actual net asset value per unit of the Predecessor Operating Company. As a result, NMFC experienced immediate unrealized appreciation on its investment.

          All expenses, including those of NMFC, were paid and recorded by the Predecessor Operating Company. Expenses were allocated to NMFC based on its pro-rata ownership interest. In addition, the Predecessor Operating Company paid all of the offering costs related to the IPO and subsequent offerings. NMFC recorded its portion of the offering costs as a direct reduction to net assets and the cost of its investment in the Predecessor Operating Company.

          Interest and other financing expenses — Interest and other financing fees are recorded on an accrual basis by the Company. See Note 7, Borrowings, for details.

          Deferred financing costs — The deferred financing costs of the Company consists of capitalized expenses related to the origination and amending of the Company's borrowings. The Company amortizes these costs into expense using the straight-line method over the stated life of the related borrowing. See Note 7, Borrowings, for details.

          Income taxes — The Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under subchapter M of the Code. As a RIC, the Company is not subject to U.S. federal income tax on the portion of taxable income and gains timely distributed to its stockholders.

          To continue to qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Since U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          The Company will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year.

          Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes.

          For the year ended December 31, 2014, the Company recognized a total provision for income taxes of $929, for the Company's consolidated subsidiaries. The Company did not recognize a benefit or provision for taxes during the year ended December 31, 2013. As of December 31, 2014 and December 31, 2013, the Company had $493 and $0, respectively, of deferred tax liabilities primarily relating to deferred taxes attributable to certain differences between the computation of income for U.S. federal income tax purposes as compared to GAAP. For the year ended December 31, 2014, the Company recorded current income tax expense of approximately $436. The Company did not recognize any income tax expense for the year ended December 31, 2013.

          The Company has adopted the Income Taxes topic of the Accounting Standards Codification Topic 740 ("ASC 740"). ASC 740 provides guidance for income taxes, including how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on its analysis, the Company has determined that there were no material uncertain income tax positions through December 31, 2014. The 2011, 2012, 2013 and 2014 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

          Dividends — Distributions to common stockholders of the Company are recorded on the record date as set by the board of directors. The Company intends to make distributions to its stockholders that will be sufficient to enable the Company to maintain its status as a RIC. The Company intends to distribute approximately all of its adjusted net investment income (see Note 5, Agreements) on a quarterly basis and substantially all of its taxable income on an annual basis, except that the Company may retain certain net capital gains for reinvestment.

          The Company has adopted a dividend reinvestment plan that provides on behalf of its stockholders for reinvestment of any distributions declared, unless a stockholder elects to receive cash.

          The Company applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is greater than 110.0% of the last determined net asset value of the shares, the Company will use only newly

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, the Company will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of the Company's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Company's stockholders have been tabulated.

          Earnings per share — The Company's earnings per share ("EPS") amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Basic EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock outstanding during the period of computation. Diluted EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock assuming all potential shares had been issued, and its related net impact to net assets accounted for, and the additional shares of common stock were dilutive. Diluted EPS reflects the potential dilution, using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.

          Foreign securities — The accounting records of the Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Company's Consolidated Statements of Operations.

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Company and cannot be predicted.

          Use of estimates — The preparation of the Company's consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

reported amounts of assets and liabilities at the date of the Company's consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

          Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution. During the three months ended March 31, 2014, the Predecessor Operating Company adjusted an accounting estimate related to the classification of dividend income for a distribution received from one of the Predecessor Operating Company's warrant investments. Based on updated tax projections received during the quarter ended March 31, 2014, the Predecessor Operating Company increased dividend income by $214 and reduced the realized gain by $214 to agree to the tax treatment on the investment. This resulted in a reclass from capital gains incentive fee to incentive fee of $43 for the quarter ended March 31, 2014.

          Based on updated tax projections received during the three months ended June 30, 2014, the Company increased dividend income by $472 and reduced the realized gain by $472 to agree to the tax treatment of a distribution received in the first quarter of 2014 from one of the Company's warrant investments. This resulted in a reclass from capital gains incentive fee to incentive fee of $94 for the quarter ended June 30, 2014. During the quarter ended September 30, 2013, the Predecessor Operating Company changed an accounting estimate related to the classification of dividend income for a distribution recorded in the prior quarter from one of the Predecessor Operating Company's warrant investments. Based on tax projections received during the quarter ended September 30, 2013, the Predecessor Operating Company reduced the warrant cost basis by $466 and corresponding dividend income previously recorded by $1,799, and recorded a realized gain of $1,333 to agree to the tax treatment on the investment. This resulted in a reclass of $360 from incentive fee to capital gains incentive fee. Based on updated tax projections received during the quarter ended December 31, 2013, the Predecessor Operating Company increased dividend income previously recorded by $224 and reduced the realized gain previously recorded by $224 to agree to the tax treatment on the investment. This resulted in a reclass of $45 from capital gains incentive fee to incentive fee.

Note 3. Investments

          At December 31, 2014, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$696,994	$677,901
Second lien	621,234	604,158
Subordinated	61,344	61,987
Equity and other	66,319	80,625

Total investments	$1,445,891	$1,424,671

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 3. Investments (Continued)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$287,538	$287,234
Business Services	273,088	260,325
Education	256,522	251,916
Federal Services	124,840	124,608
Healthcare Services	114,111	114,692
Distribution & Logistics	97,344	97,382
Energy	92,393	83,890
Media	58,281	61,081
Consumer Services	48,350	52,348
Business Products	25,654	25,181
Investment in Fund	23,000	22,461
Specialty Chemicals and Materials	19,722	19,825
Healthcare Products	12,183	13,201
Industrial Services	6,934	5,548
Healthcare Information Technology	5,931	4,979

Total investments	$1,445,891	$1,424,671

          At December 31, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. At December 31, 2013, the Predecessor Operating Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$550,534	$553,549
Second lien	460,078	468,945
Subordinated	25,152	26,863
Equity and other	58,316	66,294

Total investments	$1,094,080	$1,115,651

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 3. Investments (Continued)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Software	$243,158	$249,174
Education	225,214	235,787
Business Services	140,797	145,465
Distribution & Logistics	120,156	120,247
Federal Services	84,965	83,888
Healthcare Services	78,295	80,331
Energy	69,757	69,255
Media	42,808	45,932
Healthcare Products	40,285	41,772
Consumer Services	14,918	15,628
Industrial Services	13,858	14,263
Healthcare Information Technology	13,454	7,324
Information Technology	6,415	6,585

Total investments	$1,094,080	$1,115,651

          As of December 31, 2014, the Company's two super priority first lien positions in ATI Acquisition Company remained on non-accrual status due to the inability of the portfolio company to service its interest payment for the quarter then ended and uncertainty about its ability to pay such amounts in the future. During the third quarter of 2013, the Predecessor Operating Company received preferred shares and warrants in Ancora Acquisition LLC, in relation to the two super priority first lien positions in ATI Acquisition Company. As of December 31, 2014, the Company's investment had an aggregate cost basis of $1,611, an aggregate fair value of $402 and total unearned interest income of $329 for the year then ended. As of December 31, 2013, the Predecessor Operating Company's total investment in ATI Acquisition Company and Ancora Acquisition LLC had an aggregate cost basis of $1,611, an aggregate fair value of $419 and total unearned interest income of $316 for the year then ended. As of December 31, 2014 and December 31, 2013, unrealized gains (losses) include a fee that the Company would receive upon maturity of the two super priority first lien debt investments.

          During the third quarter of 2014, the Company placed a portion of its first lien position in UniTek Global Services, Inc. ("UniTek") on non-accrual status in anticipation of a voluntary petition for a "Pre-Packaged" Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware which was filed on November 3, 2014. As of December 31, 2014, the portion of the UniTek first lien position placed on non-accrual status represented an aggregate cost basis of $12,078, an aggregate fair value of $8,846 and total unearned interest income of $975 for the year then ended.

          As of December 31, 2014, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $8,948 and $0, respectively. The Company had unfunded commitments in the form of a delayed draw or other future funding commitments of $18,475 as of

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 3. Investments (Continued)

December 31, 2014. The unfunded commitments on revolving credit facilities and a delayed draw are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2014.

          At December 31, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. As of December 31, 2013, the Predecessor Operating Company had unfunded commitments on revolving credit facilities and bridge facilities of $15,500 and $0, respectively. The Predecessor Operating Company did not have any unfunded commitments in the form of a delayed draw or other future funding commitments as of December 31, 2013. The unfunded commitments on revolving credit facilities are disclosed on the Predecessor Operating Company's Consolidated Schedule of Investments as of December 31, 2013.

NMFC Senior Loan Program I, LLC

          On June 10, 2014, NMFC Senior Loan Program I, LLC ("SLP I") was formed as a Delaware limited liability company. SLP I is a portfolio company held by the Company. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions, and as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the Agreement. The term may be extended for up to one year pursuant to certain terms of the Agreement. SLP I has a three year re-investment period.

          SLP I is capitalized with $93,000 of capital commitments, $275,000 of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23,000, representing less than 25.0% ownership, with third party investors representing the remaining capital commitment. As of December 31, 2014, SLP I had total investments with an aggregate fair value of approximately $369,194, debt outstanding of $266,916 and capital that had been called and funded of $93,000. The Company's investment in SLP I is disclosed on the December 31, 2014 Consolidated Schedule of Investments.

          The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of the Company. For the year ended December 31, 2014, the Company earned approximately $468 in management fees related to SLP I which is included in other income. As of December 31, 2014, approximately $468 of management fees related to SLP I was included in receivable from affiliates. For the year ended December 31, 2014, the Company earned approximately $1,066 of dividend income related to SLP I, which is included in dividend income. As of December 31, 2014, approximately $828 of dividend income related to SLP I was included in interest and dividend receivable.

          SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 3. Investments (Continued)

          Investment risk factors — First and second lien debt that the Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. Debt investments rated below investment grade are often referred to as "leveraged loans," "high yield" or "junk" debt investments, and may be considered "high risk" compared to debt investments that are rated investment grade. These debt investments are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce the net asset value and income distributions of the Company. In addition, some of the Company's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien debt investments. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and /or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

          The Company may directly invest in the equity of private companies or in some cases, equity investments could be made in connection with a debt investment. Equity investments may or may not appreciate in value. As a result the Company may or may not be able to recognize realized gains upon disposition.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

  Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

  Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 4. Fair Value (Continued)

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

  Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable (Levels I and II) and unobservable (Level III). Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs (Levels II and III) and unobservable inputs (Level III).

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the quarter in which the reclassifications occur.

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2014:

	Total	Level I	Level II	Level III
First lien	$677,901	$—	$508,721	$169,180
Second lien	604,158	—	469,752	134,406
Subordinated	61,987	—	26,517	35,470
Equity and other	80,625	—	—	80,625

Total investments	$1,424,671	$—	$1,004,990	$419,681

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 4. Fair Value (Continued)

          At December 31, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. The following table summarizes the levels in the fair value hierarchy that the Predecessor Operating Company's portfolio investments fall into as of December 31, 2013:

	Total	Level I	Level II	Level III
First lien	$553,549	$—	$525,138	$28,411
Second lien	468,945	—	413,407	55,538
Subordinated	26,863	—	21,692	5,171
Equity and other	66,294	1,694	—	64,600

Total investments	$1,115,651	$1,694	$960,237	$153,720

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2014, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at December 31, 2014:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2013	$153,720	$28,411	$55,538	$5,171	$64,600
Total gains or losses included in earnings:
Net realized gains on investments	7,329	1,260	581	196	5,292
Net change in unrealized (depreciation) appreciation	(20,922)	(12,451)	(16,043)	(33)	7,605
Purchases, including capitalized PIK and revolver fundings	265,112	114,940	85,719	35,695	28,758
Proceeds from sales and paydowns of investments	(74,968)	(1,233)	(42,130)	(5,559)	(26,046)
Transfers into Level III(1)(2)	109,610	38,253	70,941	—	416
Transfers out of Level III(1)	(20,200)	—	(20,200)	—	—

Fair value, December 31, 2014	$419,681	$169,180	$134,406	$35,470	$80,625

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Company at the end of the period:	$(17,254)	$(11,978)	$(15,404)	$163	$9,965

(1)
As of December 31, 2014, the portfolio investments were transferred into Level III from Level II or Level I and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

(2)
During the year ended December 31, 2014, the valuation methodology for two portfolio companies changed due to the portfolio companies deterioration in operating results and as such, these portfolio companies were transferred into Level III from Level II during the year then ended.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 4. Fair Value (Continued)

          At December 31, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2013, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Predecessor Operating Company at December 31, 2013:

	Total	First Lien	Second Lien	Subordinated	Equity and other(3)
Fair value, December 31, 2012	$119,128	$42,885	$43,255	$22,891	$10,097
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(1,623)	(3,986)	380	380	1,603
Net change in unrealized appreciation (depreciation)	5,251	4,319	843	506	(417)
Purchases, including capitalized PIK and revolver fundings	120,147	28,874	31,060	2,620	57,593
Proceeds from sales and paydowns of investments	(85,910)	(41,417)	(20,000)	(21,226)	(3,267)
Transfers into Level III	6,574	6,574 (1)	—	—	—
Transfers out of Level III	(9,847)	(8,838) (1)	—	—	(1,009) (2)

Fair value, December 31, 2013	$153,720	$28,411	$55,538	$5,171	$64,600

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Predecessor Operating Company at the end of the period:	$821	$(333)	$722	$409	$23

(1)
As of December 31, 2013, the portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the quarter in which the reclassifications occurred.

(2)
As of December 31, 2013, the portfolio investments were transferred out of Level III into Level I at fair value as of the beginning of the quarter in which the reclassifications occurred.

(3)
During the year ended December 31, 2013, the Predecessor Operating Company received dividends of $5,049 from its equity and other investments, which were recorded as dividend

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 4. Fair Value (Continued)

  income. Estimates related to the tax characterization of these distributions were provided as of December 31, 2013.

            Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the years ended December 31, 2014 and December 31, 2013. Transfers into Level III occurred as quotations obtained through pricing services were not deemed representative of fair value as of the balance sheet date and such assets were internally valued. As quotations obtained through pricing services were substantiated through additional market sources, investments were transferred out of Level III. The Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

            The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. The Company typically determines the fair value of its performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

            Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

            Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate portfolio company enterprise value. Significant increases or decreases in the multiple will result in an increase or decrease in enterprise

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 4. Fair Value (Continued)

  value, resulting in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of December 31, 2014, the Company used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of investments in twelve of its portfolio companies. The Company believes this was a reasonable range in light of current comparable company trading levels and the specific companies involved.

            Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of December 31, 2014, the Company used the discount ranges set forth in the table below to value investments in seventeen of its portfolio companies.

				Range
Type	Fair Value	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$169,180	Market approach	EBITDA multiple	6.5x	12.0x	8.6x
		Income approach	Discount rate	8.2%	16.5%	12.0%
Second lien	134,406	Market approach	EBITDA multiple	5.5x	15.5x	10.6x
		Income approach	Discount rate	11.0%	16.0%	12.7%
		Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
Subordinated	35,470	Market approach	EBITDA multiple	8.0x	12.0x	10.0x
		Income approach	Discount rate	10.7%	17.7%	14.7%
Equity and other	80,625	Market approach	EBITDA multiple	7.0x	12.0x	8.1x
		Income approach	Discount rate	8.0%	15.0%	12.9%
		Other	N/A(1)	N/A (1)	N/A (1)	N/A (1)
		Black Scholes analysis	Expected life in years	11.3	11.3	11.3
			Volatility	31.6%	31.6%	31.6%
			Discount rate	2.3%	2.3%	2.3%

	$419,681

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 4. Fair Value (Continued)

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the NMFC Credit Facility (as defined in Note 7, Borrowings) are representative of market. The carrying values of the Holdings Credit Facility and NMFC Credit Facility approximate fair value as of December 31, 2014, as the facilities are continually monitored and examined by both the borrower and the lender. The carrying value of the SBA-guaranteed debentures approximate fair value as of December 31, 2014 based on a comparision of market interest rates for the Company's borrowings and similar entities. The fair value of the Holdings Credit Facility, NMFC Credit Facility and SBA-guaranteed debentures are considered Level III. The fair value of the Convertible Notes (as defined in Note 7, Borrowings) as of December 31, 2014 was $117,803, which was based on quoted prices and considered Level II. See Note 7, Borrowings, for details. The carrying value of the collateralized agreement approximates fair value as of December 31, 2014 and is considered Level III. The fair value of other financial assets and liabilities approximates their carrying value based on the short-term nature of these items.

          Fair value risk factors — The Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Company's portfolio companies conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company's investments and/or on the fair value of the Company's investments. The Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Company and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

          NMF Holdings entered into an investment advisory and management agreement, as amended and restated with the Investment Adviser on May 19, 2011. Until May 8, 2014, under the investment advisory and management agreement, the Investment Adviser managed the day-to-day operations of, and provided investment advisory services to, NMF Holdings. For providing these services, the Investment Adviser received a fee from NMF Holdings, consisting of two components — a base management fee and an incentive fee.

          On May 6, 2014, the stockholders of NMFC approved a new investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser which became effective on May 8, 2014. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components — a base management fee and an incentive fee.

          The base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility (as defined in Note 7, Borrowings) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 5. Agreements (Continued)

is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, borrowings under the SLF Credit Facility, and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The Company has not invested, and currently is not invested, in derivatives. To the extent the Company invests in derivatives in the future, the Company will use the actual value of the derivatives, as reported on the Consolidated Statements of Assets and Liabilities, for purposes of calculating its base management fee.

          Since IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility has historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014 (as defined in Note 7, Borrowings). Post credit facility merger and to be consistent with the methodology since IPO, the Investment Advisor will waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The Investment Advisor cannot recoup management fees that the Investment Advisor has previously waived. For the year ended December 31, 2014, management fees waived were approximately $686.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there are none as of December 31, 2014), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 5. Agreements (Continued)

investments are sold, repaid or mature in the future. The Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation").

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of the Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 5. Agreements (Continued)

Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

          The following table summarizes the management fees and incentive fees incurred by the Company for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

	Years ended December 31,
	2014	2013	2012
Management fee	$13,593	$—	$—
Management fee allocated from NMF Holdings(2)	5,983	11,812	4,849
Less: management fee waiver	(686)	—	—

Total Management fee	18,890	11,812	4,849
Incentive fee, excluding accrued capital gains incentive fees	$12,070	$—	$—
Incentive fee, excluding accrued capital gains incentive fees allocated from NMF Holdings(2)	6,248	13,050	5,056

Total Incentive fee	18,318	13,050	5,056
Accrued capital gains incentive fees(1)	$(8,573)	$—	$—
Accrued capital gains incentive fees allocated from NMF Holdings(1)(2)	2,024	2,351	1,977

Total Accrued capital gains incentive fees	(6,549)	2,351	1,977

(1)
As of December 31, 2014, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation. As of December 31, 2013, approximately $1,113 of capital gains incentive fees was owed under the Investment Management Agreement by the Predecessor Operating Company, as cumulative net Adjusted Realized Capital Gains exceeded cumulative Adjusted Unrealized Capital Depreciation and was paid during the year ended December 31, 2014. As of December 31, 2012, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Predecessor Operating Company, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation.

(2)
For the years ended December 31, 2013 and December 31, 2012, the Company is reflecting its proportionate share of the Predecessor Operating Company's management, incentive and capital gains incentive fees. For the years ended December 31, 2013 and December 31, 2012, the management fees at NMF Holdings were $14,905 and $11,109, respectively. For the years ended December 31, 2013 and December 31, 2012, the incentive fee, excluding accrued capital gains incentive fees, at NMF Holdings was $16,502 and $11,537, respectively. For the years ended December 31, 2013, and December 31, 2012 the accrued capital gains incentive fees at NMF Holdings were $3,229 and $4,407, respectively.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 5. Agreements (Continued)

          The Company's Consolidated Statements of Operations below are adjusted as if the step-up in cost basis to fair market value had occurred at the IPO date, May 19, 2011.

          The following Consolidated Statements of Operations for the year ended December 31, 2014 is adjusted to reflect this step-up to fair market value.

	Year Ended December 31, 2014	Stepped-up Cost Basis Adjustments	Adjusted Year Ended December 31, 2014
Investment income
Interest income(1)	$85,123	$(193)	$84,930
Dividend income	2,309	—	2,309
Other income	4,491	—	4,491
Investment income allocated from NMF Holdings
Interest income(1)	40,515	—	40,515
Dividend income	2,368	—	2,368
Other income	795	—	795

Total investment income(2)	135,601	(193)	135,408

Total expenses pre-incentive fee(3)	43,766	—	43,766

Pre-Incentive Fee Net Investment Income	91,835	(193)	91,642

Incentive fee(4)	11,769	—	11,769

Post-Incentive Fee Net Investment Income	80,066	(193)	79,873

Net realized gains (losses) on investments	357	(456)	(99)
Net realized gains on investments allocated from NMF Holdings	8,568	—	8,568
Net change in unrealized (depreciation) appreciation of investments(5)	(43,863)	649	(43,214)
Net change in unrealized appreciation (depreciation) of investments allocated from NMF Holdings	940	—	940
Provision for taxes	(493)	—	(493)

Net increase in net assets resulting from operations	$45,575		$45,575

(1)
Includes $4,644 in payment-in-kind interest from investments.

(2)
Includes income from non-controlled/non-affiliated investments and non-controlled/affiliated investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 5. Agreements (Continued)

(3)
Includes expense waivers and reimbursements of $1,145 and management fee waivers of $686.

(4)
For the year ended December 31, 2014, the Company and Predecessor Operating Company incurred total incentive fees of $11,769, of which $(6,549) is related to a decrease of the capital gains incentive fee accrual on a hypothetical liquidation basis.

(5)
Includes net change in unrealized (deprecation) appreciation of investments from non-controlled/non-affiliated investments and non-controlled/affiliated investments.

          At December 31, 2013, NMFC's only investment was its investment in the Predecessor Operating Company. The following Consolidated Statement of Operations of the Predecessor Operating Company for the year ended December 31, 2013 is adjusted to reflect this step-up to fair market value.

	Year Ended December 31, 2013		Stepped-up Cost Basis Adjustments	Adjusted Year Ended December 31, 2013
Investment income
Interest income(1)	$107,027		$(896)	$106,131
Dividend income	5,049		—	5,049
Other income	2,836		—	2,836

Total investment income	114,912		(896)	114,016

Total net expenses pre-incentive fee(2)	31,504		—	31,504

Pre-Incentive Fee Net Investment Income	83,408		(896)	82,512

Incentive fee(3)	19,731		—	19,731

Post-Incentive Fee Net Investment Income	63,677		(896)	62,781

Net realized gains (losses) on investments	7,253	(4)	(3,158)	4,095
Net change in unrealized appreciation (depreciation) of investments	7,994		4,054	12,048

Net increase in members' capital resulting from operations	$78,924			$78,924

(1)
Includes $3,428 in payment-in-kind interest from investments.

(2)
Includes expense waivers and reimbursements of $3,233.

(3)
For the year ended December 31, 2013, the Predecessor Operating Company incurred total incentive fees of $19,731, of which $3,229 related to capital gains incentive fees on a hypothetical liquidation basis.

(4)
Includes $1,722 of realized gains on investments resulting from the modification of terms on one debt investment that was accounted for as an extinguishment.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 5. Agreements (Continued)

          At December 31, 2012, NMFC's only investment was its investment in the Predecessor Operating Company. The following Consolidated Statement of Operations of the Predecessor Operating Company for the year ended December 31, 2012 is adjusted to reflect this step-up to fair market value.

	Year Ended December 31, 2012	Stepped-up Cost Basis Adjustments	Adjusted Year Ended December 31, 2012
Investment income
Interest income(1)	$83,646	$(3,476)	$80,170
Dividend income	812	—	812
Other income	1,328	—	1,328

Total investment income	85,786	(3,476)	82,310

Total expenses pre-incentive fee(2)	24,625	—	24,625

Pre-Incentive Fee Net Investment Income	61,161	(3,476)	57,685

Incentive fee(3)	15,944	—	15,944

Post-Incentive Fee Net Investment Income	45,217	(3,476)	41,741

Net realized gains (losses) on investments	18,851	(6,958)	11,893
Net change in unrealized appreciation (depreciation) of investments	9,928	10,434	20,362

Net increase in members' capital resulting from operations	$73,996		$73,996

(1)
Includes $2,240 in payment-in-kind interest from investments.

(2)
Includes expense waivers and reimbursements of $2,460.

(3)
For the year ended December 31, 2012, the Predecessor Operating Company incurred total incentive fees of $15,944, of which $4,407 related to capital gains incentive fees on a hypothetical liquidation basis.

          The Company has entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator performs, or oversees the performance of, the Company's consolidated financial records, prepares reports filed with the SEC, generally monitors the payment of the Company's expenses and watches the performance of administrative and professional services rendered by others. The Company will reimburse the Administrator for the Company's allocable portion of overhead and other expenses incurred by the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 5. Agreements (Continued)

Administrator in performing its obligations to the Company under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Company, expenses payable to the Administrator by the Company as well as other direct and indirect expenses (excluding interest, other financing expenses, trading expenses and management and incentive fees) had been capped at $3,500 for the time period from April 1, 2012 to March 31, 2013 and capped at $4,250 for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the year ended December 31, 2014, approximately $1,395 of indirect administrative expenses were included in administrative expenses of which $770 of indirect administrative expenses were waived by the Administrator. As of December 31, 2014, $326 of indirect administrative expenses were included in payable to affiliates as the expenses were payable to the Administrator.

          The Predecessor Operating Company had revised its presentation of expenses and expense waivers and reimbursements for the year ended December 31, 2012. Expenses were previously presented net of waivers and reimbursements, which had been included parenthetically. The revised presentation shows total gross expenses with a separate reduction for expense waivers and reimbursements.

          The Company incurred the following expenses, which were waived by the Administrator or were in excess of the expense cap, for the years ended December 31, 2014, December 31, 2013 and December 31, 2012:

	Years ended December 31,
	2014	2013	2012
Administrative expenses	$380	$—	$—
Administrative expenses allocated from NMF Holdings	390	1,180	554
Professional fees	—	—	—
Professional fees allocated from NMF Holdings	375	1,360	583
Other general and administrative expenses	—	—	—
Other general and administrative expenses allocated from NMF Holdings	—	—	—

Total expense reimbursement	$1,145	$2,540	$1,137

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 5. Agreements (Continued)

          As of December 31, 2014, no expense waivers and reimbursements were receivable from an affiliate. As of December 31, 2013 and December 31, 2012, $399 and $305, respectively, of the expense waivers and reimbursements were allocated from NMF Holdings and were receivable by NMF Holdings from an affiliate.

          The Company, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Company, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Company. Other than with respect to this limited license, the Company, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

          NMFC entered into a Registration Rights Agreement with Steven B. Klinsky (the Chairman of the Company's board of directors), an entity related to Steven B. Klinsky and the Investment Adviser. Subject to several exceptions, the Investment Adviser has the right to require NMFC to register for public resale under the Securities Act of 1933, as amended (the "Securities Act of 1933"), all registerable securities that are held by any of them and that they request to be registered. Registerable securities subject to the Registration Rights Agreement are shares of NMFC's common stock issued or issuable in exchange for units and any other shares of NMFC's common stock held by the Investment Adviser and any of their transferees. The rights under the Registration Rights Agreement can be conditionally exercised by the Investment Adviser, meaning that prior to the effectiveness of the registration statement related to the shares, the Investment Adviser can withdraw its request to have the shares registered. Investment Adviser may assign its rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement. Steven B. Klinsky and a related entity will have the right to "piggyback", or include their own registerable securities in such a registration. Shares held by Steven B. Klinsky were registered on a shelf registration statement on Form N-2.

          The Investment Adviser may require NMFC to use its reasonable best efforts to register under the Securities Act of 1933 all or any portion of these registerable securities upon a "demand request". The demand registration rights are subject to certain limitations.

          The Registration Rights Agreement includes limited blackout and suspension periods. In addition, the Investment Adviser may also require NMFC to file a shelf registration statement on Form N-2 for the resale of their registerable securities if NMFC is eligible to use Form N-2 at that time. Holders of registerable securities have "piggyback" registration rights, which means that these holders may include their respective shares in any future registrations of NMFC's equity securities, whether or not that registration relates to a primary offering by NMFC or a secondary offering by or on behalf of any of NMFC's stockholders. The Investment Adviser and Steven B. Klinsky (and a related entity) have priority over NMFC in any registration that is an underwritten offering.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 5. Agreements (Continued)

          The Investment Adviser and Steven B. Klinsky (and a related entity) will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro-rata share of any "piggyback" registration. NMFC has agreed to indemnify the Investment Adviser and Steven B. Klinsky (and a related entity) with respect to liabilities resulting from untrue statements or omissions in any registration statement filed pursuant to the Registration Rights Agreement, other than untrue statements or omissions resulting from information furnished to NMFC by such parties. The Investment Adviser and Steven B. Klinsky (and a related entity) have also agreed to indemnify NMFC with respect to liabilities resulting from untrue statements or omissions furnished by them to NMFC relating to them in any registration statement.

Note 6. Related Parties

          The Company has entered into a number of business relationships with affiliated or related parties.

          The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

          The Company has entered into an Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement which includes the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by the Company, expenses payable to the Administrator by the Company as well as other direct and indirect expenses (excluding interest, other financing expenses, trading expenses and management and incentive fees) had been capped at $3,500 for the time period from April 1, 2012 to March 31, 2013 and capped at $4,250 for the time period from April 1, 2013 to March 31, 2014. The expense cap expired on March 31, 2014. Thereafter, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 6. Related Parties (Continued)

recoup any expenses that the Administrator has previously waived. For the year ended December 31, 2014, approximately $1,395 of indirect administrative expenses were included in administrative expenses of which $770 of indirect administrative expenses were waived by the Administrator. As of December 31, 2014, $326 of indirect administrative expenses were included in payable to affiliates as the expenses were payable to the Administrator.

          The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Company has adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with the Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company or for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with the Investment Adviser's allocation procedures.

          Concurrently with the IPO, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement.

Note 7. Borrowings

          Holdings Credit Facility — On December 18, 2014 the Company entered into the Second Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"), among the Company, as the Collateral Manager, NMF Holdings as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019.

          Immediately prior to amending the Holdings Credit Facility, NMF SPV merged with and into NMF Holdings. The Holdings Credit Facility effectively amended and restated the Predecessor Holdings Credit Facility (as defined below), merged with the SLF Credit Facility (as defined below), and combined the amount of borrowings previously available.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495,000, which is the aggregate of the $280,000 previously available under the Predecessor Holdings Credit Facility (as defined below) and the $215,000 previously available under the SLF

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 7. Borrowings (Continued)

Credit Facility (as defined below). Under the Holdings Credit Facility, NMF Holdings is still permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by the Wells Fargo Securities, LLC. The Holdings Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility bears interest at a rate of the LIBOR plus 2.00% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.75% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          Prior to December 18, 2014, the Loan and Security Agreement, as amended and restated, dated May 19, 2011 (the "Predecessor Holdings Credit Facility") among NMF Holdings as the Borrower and Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and would mature on October 27, 2016. NMF Holdings became a party to the Predecessor Holdings Credit Facility upon the IPO of NMFC. The Predecessor Holdings Credit Facility amended and restated the credit facility of the Predecessor Entities (the "Predecessor Credit Facility").

          The maximum amount of revolving borrowings available under the Predecessor Holdings Credit Facility was $280,000. Until December 18, 2014, NMF Holdings was permitted to borrow up to 45.0% or 25.0% of the purchase price of pledged first lien or non-first lien debt securities, and up to 70.0% and 45.0% of the purchase price of specified first lien debt securities and specified non-first lien debt securities, respectively, subject to approval by Wells Fargo Bank, National Association. The Predecessor Holdings Credit Facility was amended and restated on May 6, 2014 and as a result, it was non-recourse to the Company and was collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Predecessor Holdings Credit Facility was capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Predecessor Holdings Credit Facility. The Predecessor Holdings Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. In addition, the Predecessor Holdings Credit Facility required the Company to maintain a minimum asset coverage ratio. However, the covenants were generally not tied to mark to market fluctuations in the prices of NMF Holdings' investments, but rather to the performance of the underlying portfolio companies.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 7. Borrowings (Continued)

          The Predecessor Holdings Credit Facility bore interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 2.75% per annum and charged a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense and non-usage fees incurred, together, on the Holdings Credit Facility and the Predecessor Holdings Credit Facility for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

	Years ended December 31,
	2014	2013	2012
Interest expense	$7,147	$5,487	$4,172
Non-usage fee	$243	$367	$281
Amortization of financing costs	$893	$682	$413
Weighted average interest rate	2.9%	2.9%	3.1%
Effective interest rate	3.4%	3.6%	3.6%
Average debt outstanding	$244,598	$184,124	$133,600

          As of December 31, 2014 the outstanding balance on the Holdings Credit Facility was $468,108 and as of December 31, 2013 and December 31, 2012, the outstanding balance on the Predecessor Holdings Credit Facility was $221,849 and $206,938, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility and Predecessor Holdings Credit Facility on such dates.

          SLF Credit Facility — NMF SLF's Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") among NMF SLF as the Borrower, NMF Holdings as the Collateral Administrator, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, was structured as a revolving credit facility and would mature on October 27, 2016. The maximum amount of revolving borrowings available under the SLF Credit Facility was $215,000. The SLF Credit Facility was non-recourse to the Company and secured by all assets of NMF SLF on an investment by investment basis. All fees associated with the origination or upsizing of the SLF Credit Facility were capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the SLF Credit Facility. The SLF Credit Facility contained certain customary affirmative and negative covenants and events of default, including the occurrence of a change in control. The covenants were generally not tied to mark to market fluctuations in the prices of NMF SLF's investments, but rather to the performance of the underlying portfolio companies. NMF SLF was not restricted from the purchase or sale of loans with an affiliate. Therefore, specified loans could be moved as collateral between the Holdings Credit Facility and the SLF Credit Facility. The SLF Credit Facility merged with the Holdings Credit Facility on December 18, 2014.

          Until December 18, 2014, the SLF Credit Facility permitted borrowings of up to 70.0% of the purchase price of pledged first lien debt securities and up to 25.0% of the purchase price of

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 7. Borrowings (Continued)

specified second lien loans, of which, up to 25.0% of the aggregate outstanding loan balance of all pledged debt securities in the SLF Credit Facility was allowed to be derived from second lien loans, subject to approval by Wells Fargo Bank, National Association.

          The SLF Credit Facility bore interest at a rate of LIBOR plus 2.00% per annum for first lien loans and LIBOR plus 2.75% per annum for second lien loans, respectively. A non-usage fee was paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense and non-usage fees incurred on the SLF Credit Facility for the period January 1, 2014 to December 17, 2014 (date of SLF Credit Facility merger with and into the Holdings Credit Facility) and for the years ended December 31, 2013 and December 31, 2012.

	January 1, 2014 to December 17, 2014 (date of merger)	Years ended December 31,
		2013	2012
Interest expense	$4,549	$4,891	$4,274
Non-usage fee	$28	$3	$22
Amortization of financing costs	$846	$864	$747
Weighted average interest rate	2.2%	2.3%	2.3%
Effective interest rate	2.6%	2.7%	2.8%
Average debt outstanding	$209,333	$214,317	$181,395

          As of December 31, 2014, the SLF Credit Facility had merged with the Holdings Credit Facility. As of December 31, 2013 and December 31, 2012, the outstanding balance on the SLF Credit Facility was $214,668 and $214,262, respectively, and NMF SLF was in compliance with the applicable covenants in the SLF Credit Facility on such dates.

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, as amended, dated June 4, 2014 (together with the related guarantee and security agreement, the "NMFC Credit Facility"), among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA and Morgan Stanley, N.A. as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. The NMFC Credit Facility is guaranteed by certain domestic subsidiaries of the Company and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          The maximum amount of revolving borrowings available under the NMFC Credit Facility is $80,000, as amended on December 29, 2014. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 7. Borrowings (Continued)

Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility will generally bear interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense and non-usage fees incurred on the NMFC Credit Facility for the period June 4, 2014 (commencement of the NMFC Credit Facility) to December 31, 2014 and for the years ended December 31, 2013 and December 31, 2012.

		Years ended December 31,
	June 4, 2014 (commencement of facility) to December 31, 2014
		2013(1)	2012(1)
Interest expense	$175	$—	$—
Non-usage fee	$86	$—	$—
Amortization of financing costs	$121	$—	$—
Weighted average interest rate	2.7%	—%	—%
Effective interest rate	3.4%	—%	—%
Average debt outstanding	$11,227	$—	$—

(1)
Not applicable, as the NMFC Credit Facility commenced on June 4, 2014.

          As of December 31, 2014, the outstanding balance on the NMFC Credit Facility was $50,000, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          Convertible Notes — On June 3, 2014, the Company closed a private offering of $115,000 aggregate principal amount of senior unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 62.7746 shares of the Company's common stock per $1 principal amount of Convertible Notes (7,219,083 common shares) corresponding to an initial conversion price per share of approximately $15.93, which represents a premium of 12.5% to the $14.16 per share closing price of the Company's common stock on May 28, 2014. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.16 per share. In no event will the total number of

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 7. Borrowings (Continued)

shares of common stock issuable upon conversion exceed 70.6214 per $1 principal amount of the Convertible Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are senior unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles. As more reflected in Note 12, Earnings Per Share, the issuance is to be considered as part of the if-converted method for calculation of diluted earnings per share.

          The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Note and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture. As of December 31, 2014, the Company was in compliance with the terms of the Indenture.

          Interest expense and amortization of financing costs incurred on the Convertible Notes for the year ended December 31, 2014 was $3,322 and $432, respectively. The effective interest rate for the year ended December 31, 2014 was 5.6%.

          SBA-guaranteed debentures — On August 1, 2014, SBIC LP received an SBIC license from the SBA.

          The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to the Company, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC LP over the Company's stockholders in the event SBIC LP is liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations is $150,000 as long as the licensee has at least $75,000 in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 7. Borrowings (Continued)

          As of December 31, 2014, SBIC LP had regulatory capital of $42,168 and SBA-guaranteed debentures outstanding of $37,500. The SBA-guaranteed debentures incur upfront fees of 3.43%, which consists of a 1.00% commitment fee and a 2.43% issuance discount, which are amortized over the life of the SBA-guaranteed debentures. As of December 31, 2014, SBIC LP's SBA-guaranteed debentures are set to pool in March 2015 and until pooling bear interest at an interim floating rate of LIBOR plus 0.30%. Interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the year ended December 31, 2014 was $34 and $12, respectively.

          The SBIC program is designed to stimulate the flow of private investor capital into eligible small businesses, as defined by the SBA. Under SBA regulations, SBIC LP is subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to the Company. SBIC LP is subject to an annual periodic examination by an SBA examiner to determine SBIC LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of December 31, 2014, SBIC LP was in compliance with SBA regulatory requirements.

          Leverage risk factors — The Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Company's common stockholders, and the Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Company's net asset value. Similarly, leverage may cause a sharper decline in the Company's income than if the Company had not borrowed. Such a decline could negatively affect the Company's ability to make dividend payments to its stockholders. Leverage is generally considered a speculative investment technique. The Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Note 8. Regulation

          The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, intends to make and continue to make the requisite

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 8. Regulation (Continued)

distributions to its stockholders, which will generally relieve the Company from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code).

          Additionally as a BDC, the Company must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions).

Note 9. Commitments and Contingencies

          In the normal course of business, the Company may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments or delayed draw commitments. As of December 31, 2014, the Company had unfunded commitments on revolving credit facilities of $8,948, no outstanding bridge financing commitments and other future funding commitments of $18,475. The unfunded commitments on revolving credit facilities and a delayed draw are disclosed on the Company's Consolidated Schedule of Investments. As of December 31, 2013, the Company's only investment was its investment in the Predecessor Operating Company. As of December 31, 2013, the Predecessor Operating Company had unfunded commitments on revolving credit facilities of $15,500 and no outstanding bridge financing commitments or other future funding commitments, all of which were disclosed on NMF Holdings' Consolidated Schedule of Investments.

          The Company also has revolving borrowings available under the Holdings Credit Facility and the NMFC Credit Facility as of December 31, 2014. See Note 7, Borrowings, for details.

          The Company may from time to time enter into financing commitment letters. As of December 31, 2014, the Company did not enter into any commitment letters to purchase debt investments, which could require funding in the future. As of December 31, 2013, the Company's only investment was its investment in the Predecessor Operating Company. As of December 31, 2013, the Predecessor Operating Company did not enter into any commitment letters to purchase debt investments, which could require funding in the future.

Note 10. Distributions

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2014, December 31, 2013 and December 31, 2012, the Company's

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 10. Distributions (Continued)

reclassifications of amounts for book purposes arising from permanent book/tax differences related to return of capital distributions were as follows:

	Years ended December 31,
	2014	2013	2012
Undistributed net investment income	$(6,171)	$—	$—
Distributions in excess of net realized gains	6,397	—	—
Additional paid-in-capital	(226)	—	—

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid by the Company for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 were estimated to be as follows:

	Years ended December 31,
	2014	2013	2012
Ordinary income (non-qualified)	$73,968	$44,778	$26,218
Ordinary income (qualified)	664	2,742	—
Capital gains	2,754	4,324	501
Return of capital	226	—	—

Total	$77,612	$51,844	$26,719

          As of December 31, 2014, December 31, 2013 and December 31, 2012, the costs of investments for the Company for tax purposes were $1,474,075, $642,704 and $343,248, respectively.

          At December 31, 2014, December 31, 2013 and December 31, 2012, the components of distributable earnings on a tax basis differ from the amounts reflected per the Company's Consolidated Statements of Assets and Liabilities by temporary book/tax differences primarily arising from differences between the tax and book basis of the Company's investment in securities held directly as well as through the Predecessor Operating Company and undistributed income.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 10. Distributions (Continued)

          As of December 31, 2014, December 31, 2013 and December 31, 2012, the Company's components of accumulated earnings / (deficit) on a tax basis were as follows:

	Years ended December 31,
	2014		2013	2012
Accumulated capital gains / (losses)	$—		$—	$—
Other temporary differences	4,775		10,070	7,942
Undistributed ordinary income	—		3,856	528
Unrealized (appreciation) / depreciation	(30,383	)(1)	2,346	(2,274)

Components of distributable earnings	$(25,608)		$16,272	$6,196

(1)
Prior to the Restructuring, the Company's only investment was its investment in the Predecessor Operating Company. After the Restructuring, the Company directly holds the Predecessor Operating Company's investments. As a result, included in unrealized (appreciation) / depreciation is $(10,069) of timing differences attributable to deferred offering costs, built-in gains and other book/tax differences impacting the tax basis of the Predecessor Operating Company's investments. These differences were carried over to the Company, as the new operating company, from the Predecessor Operating Company.

          The Company is subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its net ordinary income earned for the calendar year and (2) 98.2% of its capital gain net income for the one-year period ending October 31 in the calendar year. For the year ended December 31, 2014, the Company had no accrued estimated excise taxes. For the year ended December 31, 2013, the Company accrued estimated excise taxes of $2.3. For the year ended December 31, 2012, the Company had no accrued estimated excise taxes.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 11. Net Assets

          The table below illustrates the effect of certain transactions on the net asset accounts of the Company:

	Common Stock
			Paid in Capital in Excess of Par	Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gains	Net Unrealized Appreciation (Depreciation)
	Shares	Par Amount					Total Net Assets
Balance at December 31, 2011	10,697,691	$107	$144,249	$—	$286	$845	$145,487
Issuances of common stock	13,628,560	136	191,561	—	—	—	191,697
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(323)	—	—	—	(323)
Dividends declared	—	—	—	(19,792)	(6,927)	—	(26,719)
Net increase in net assets resulting from operations	—	—	—	19,792	7,593	4,399	31,784

Balance at December 31, 2012	24,326,251	$243	$335,487	$—	$952	$5,244	$341,926
Issuances of common stock	20,898,504	209	298,177	—	—	—	298,386
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(281)	—	—	—	(281)
Dividends declared	—	—	—	(50,521)	(1,323)	—	(51,844)
Net increase in net assets resulting from operations	—	—	—	50,521	5,427	5,972	61,920

Balance at December 31, 2013	45,224,755	$452	$633,383	$—	$5,056	$11,216	$650,107
Issuances of common stock	12,773,135	128	184,698	—	—	—	184,826
Deferred offering costs allocated from New Mountain Finance Holdings, L.L.C.	—	—	(250)	—	—	—	(250)
Deferred offering costs	—	—	(476)	—	—	—	(476)
Dividends declared	—	—	—	(71,365)	(6,247)	—	(77,612)
Net increase (decrease) in net assets resulting from operations	—	—	—	80,066	8,925	(43,416)	45,575
Tax reclassifications related to return of capital distributions (See Note 10)	—	—	(226)	(6,171)	6,397	—	—

Balance at December 31, 2014	57,997,890	$580	$817,129	$2,530	$14,131	$(32,200)	$802,170

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 12. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in the Company's net assets per share resulting from operations for the years ended December 31, 2014, December 31, 2013 and December 31, 2012:

	Years ended December 31,
	2014	2013	2012
Earnings per share — basic
Numerator for basic earnings per share:	$45,575	$61,920	$31,784
Denominator for basic weighted average share:	51,846,164	35,092,722	14,860,838

Basic earnings per share:	$0.88	$1.76	$2.14

Earnings per share — diluted(1)
Numerator for increase in net assets per share	$45,575	$61,920	$31,784
Adjustment for interest on Convertible Notes and incentive fees, net	2,658	—	—

Numerator for diluted earnings per share:	$48,233	$61,290	$31,784
Denominator for basic weighted average share	51,846,164	35,092,722	14,860,838
Adjustment for dilutive effect of Convertible Notes	4,311,671	—	—

Denominator for diluted weighted average share	56,157,835	35,092,722	14,860,838

Diluted earnings per share	$0.86	$1.76	$2.14

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the year ended December 31, 2014, there was no anti-dilution. For the years ended December 31, 2013 and December 31, 2012, due to reflecting earnings for the full year of operations of the Predecessor Operating Company assuming 100.0% NMFC ownership of Predecessor Operating Company and assuming all of AIV Holdings' units in the Predecessor Operating Company were exchanged for public shares of NMFC during the years then ended, the earnings per share would be $1.79 and $2.18, respectively.

Note 13. Financial Highlights

          The following information sets forth the financial highlights for the Company for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and the period May 19, 2011

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 13. Financial Highlights (Continued)

to December 31, 2011. The ratios to average net assets have been annualized for the period May 19, 2011 to December 31, 2011.

	Years ended December 31,			May 19, 2011 (commencement of operations) to December 31, 2011
	2014	2013	2012
Per share data(1):
Net asset value, January 1, 2014, January 1, 2013, January 1, 2012 and May 19, 2011(2), respectively	$14.38	$14.06	$13.60	$13.50
Net investment income	1.10	—	—	—
Net realized and unrealized gains (losses)(3)	(0.80)	—	—	—
Net increase (decrease) in net assets resulting from operations allocated from NMF Holdings:
Net investment income(4)	0.44	1.45	1.33	0.78
Net realized and unrealized gains (losses)(3)(4)	0.19	0.35	0.84	(0.40)

Total net increase	0.93	1.80	2.17	0.38
Net change in unrealized appreciation (depreciation) of investment in NMF Holdings	—	—	—	0.58
Dividends declared to stockholders from net investment income	(1.36)	(1.45)	(1.28)	(0.78)
Dividends declared to stockholders from net realized gains	(0.12)	(0.03)	(0.43)	(0.08)

Net asset value, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively	$13.83	$14.38	$14.06	$13.60

Per share market value, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively	$14.94	$15.04	$14.90	$13.41

Total return based on market value(5)	9.66%	11.62%	24.84%	4.16%
Total return based on net asset value(6)	6.56%	13.27%	16.61%	2.82%
Shares outstanding at end of period	57,997,890	45,224,755	24,326,251	10,697,691
Average weighted shares outstanding for the period	51,846,164	35,092,722	14,860,838	10,697,691
Average net assets for the period	$749,732	$502,822	$196,312	$147,766
Ratio to average net assets(7):
Net investment income	10.68%	10.10%	9.53%	9.08%
Total expenses, before waivers/reimbursements	7.65%	8.53%	9.61%	6.62%
Total expenses, net of waivers/reimbursements	7.41%	8.13%	8.55%	5.79%

(1)
Per share data is based on weighted average shares outstanding for the respective period (except for dividends declared to stockholders which is based on actual rate per share).

(2)
Data presented from May 19, 2011 to December 31, 2011 as the fund became unitized on May 19, 2011, the IPO date.

(3)
Includes the accretive effect of common stock issuances per share, which for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 were $0.05, $0.04 and $0.03, respectively. No additional common stock issuances were made during 2011 after the IPO.

(4)
For the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, per share data is based on the summation of the per share results of operations items over the outstanding shares for the period in which the respective line items were realized or earned.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 13. Financial Highlights (Continued)

(5)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the year and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(6)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(7)
Ratio to average net assets for the years ended December 31, 2014, December 31, 2013 and December 31, 2012 and for the period May 19, 2011 to December 31, 2011, is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned. For the year ended December 31, 2014, the Company is reflecting its net investment income and expenses as well as its proportionate share of the Predecessor Operating Company's net investment income and expenses. For the years ended December 31, 2013 and December 31, 2012 and for the period May 19, 2011 to December 31, 2011, the Company is reflecting its proportionate share of the Predecessor Operating Company's net investment income and expenses.

          The following information sets forth the financial highlights for the Company for the year ended December 31, 2014 and NMF Holdings for the years ended December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010.

		NMF Holdings Years ended December 31,
	NMFC Year ended December 31, 2014
		2013	2012	2011	2010
Average debt outstanding — Holdings Credit Facility(1)	$243,693	$184,124	$133,600	$61,561	$68,343
Average debt outstanding — SLF Credit Facility(2)	$208,377	$214,317	$181,395	$133,825	$27,672
Average debt outstanding — Convertible Notes(3)	$115,000	$—	$—	$—	$—
Average debt outstanding — SBA-guaranteed debentures(4)	$29,167	$—	$—	$—	$—
Average debt outstanding — NMFC Credit Facility(5)	$11,227	$—	$—	$—	$—
Asset coverage ratio(6)	226.70%	257.73%	235.31%	242.56%	307.43%
Portfolio turnover(7)	29.51%	40.52%	52.02%	42.13%	76.69%

(1)
For the year ended December 31, 2014, average debt outstanding represents the Company's average debt outstanding as well as the Company's proportionate share of the Predecessor Operating Company's average debt outstanding. The average debt outstanding for the year ended December 31, 2014 at the Holdings Credit Facility was $244,598.

(2)
For the year ended December 31, 2014, average debt outstanding represents the Company's average debt outstanding as well as the Company's proportionate share of the Predecessor Operating Comapany's average debt outstanding for the period January 1, 2014 to December 17, 2014 (date of SLF Credit Facility merger with and into the Holdings Credit Facility). The average debt outstanding for the period January 1, 2014 to December 17, 2014 at the SLF Credit Facility was $209,333.

(3)
For the year ended December 31, 2014, average debt outstanding represents the period from June 3, 2014 (issuance of the Convertible Notes) to December 31, 2014.

(4)
For the year ended December 31, 2014, average debt outstanding represents the period from November 17, 2014 (date of initial SBA-guaranteed debenture borrowing) to December 31, 2014.

(5)
For the year ended December 31, 2014, average debt outstanding represents the period from June 4, 2014 (commencement of the NMFC Credit Facility) to December 31, 2014.

(6)
On November 5, 2014, the Company received exemptive relief from the SEC allowing the Company to modify the asset coverage requirement to exclude the SBA-guaranteed debentures from this calculation.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 13. Financial Highlights (Continued)

(7)
For the year ended December 31, 2014, portfolio turnover represents the investment activity of the Predecessor Operating Company and the Company.

Note 14. Selected Quarterly Financial Data (unaudited)

          The below selected quarterly financial data is for the Company.

  (in thousands except for per share data)

	Total Investment Income		Net Investment Income		Total Net Realized and Unrealized (Losses) Gains		Net Increase (Decrease) in Net Assets Resulting from Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2014	$36,748	$0.65	$25,919	$0.46	$(34,865)	$(0.62)	$(8,946)	$(0.16)
September 30, 2014	34,706	0.67	20,800	0.40	(13,389)	(0.26)	7,411	0.14
June 30, 2014	33,708	0.65	17,289	0.34	6,373	0.12	23,662	0.46
March 31, 2014	30,439	0.65	16,058	0.34	7,390	0.16	23,448	0.50
December 31, 2013	$26,783	$0.60	$14,826	$0.33	$3,119	$0.07	$17,945	$0.40
September 30, 2013	22,012	0.58	10,803	0.29	6,664	0.17	17,467	0.46
June 30, 2013	26,400	0.82	17,674	0.55	(6,682)	(0.21)	10,992	0.34
March 31, 2013	15,681	0.62	7,218	0.28	8,298	0.33	15,516	0.61
December 31, 2012	$14,165	$0.65	$7,759	$0.36	$2,047	$0.09	$9,806	$0.45
September 30, 2012	9,742	0.60	4,574	0.28	5,381	0.34	9,955	0.62
June 30, 2012	7,023	0.66	4,029	0.38	(194)	(0.02)	3,835	0.36
March 31, 2012	6,581	0.62	3,430	0.32	4,758	0.45	8,188	0.77
Note 15. Recent Accounting Standards Updates

          In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies Topic 946 — Amendments to the Scope, Measurement and Disclosure Requirements ("ASU 2013-08"), which contains new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interests in investment companies to be measured at fair value and requiring certain additional disclosures. ASU 2013-08 is effective for interim and annual periods beginning after December 15, 2013. The Company is an investment company that is applying the specialized guidance in Topic 946 as of January 1, 2014.

          In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers Topic 606 — Summary and Amendments that Create Revenue from Contracts with Customers and Other Assets and Deferred Costs ("ASU 2014-09"). ASU 2014-09 establishes a comprehensive and converged standard on revenue recognition to enable financial statement users to better understand and consistently analyze an entity's revenue across industries, transactions and geographies. The core principle of the new guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps:

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 15. Recent Accounting Standards Updates (Continued)

(1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance also specifies the accounting for certain costs to obtain or fulfill a contract with a customer. The new guidance requires improved disclosures to help users of financial statements better understand the nature, amount, timing, and uncertainty of revenue that is recognized. Qualitative and quantitative information is required to be disclosed about: (1) contracts with customers, (2) significant judgments and changes in judgments, and (3) assets recognized from costs to obtain or fulfill a contract. The new guidance will apply to all entities. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2016. Early application is not permitted. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

          In June 2014, the FASB issued Accounting Standards Update No. 2014-11, Transfers and Servicing Topic 860 — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures ("ASU 2014-11"). ASU 2014-11 changes the accounting for repurchase- and resale-to-maturity agreements by requiring that such agreements be recognized as financing arrangements, and requires that a transfer of a financial asset and a repurchase agreement entered into contemporaneously be accounted for separately. ASU 2014-11 requires additional disclosures about certain transferred financial assets accounted for as sales and certain securities financing transactions. The accounting changes and additional disclosures about certain transferred financial assets accounted for as sales are effective for the first interim and annual reporting periods beginning after December 15, 2014. The additional disclosures for securities financing transactions are required for annual reporting periods beginning after December 15, 2014 and for interim reporting periods beginning after March 15, 2015. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements and disclosures.

          In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Presentation of Financial Statements — Going Concern Subtopic 205-40 — Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15"). ASU 2014-15 will explicitly require management to assess an entity's ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. The new standard will be effective for all entities in the first annual period ending after December 15, 2016. Earlier adoption is permitted. The adoption of ASU 2014-15 is not expected to have a material impact on the Company's consolidated financial statements and disclosures.

Note 16. Subsequent Events

          On December 31, 2014 and continuing subsequent to the year then ended, the Company's portfolio investment in Edmentum, Inc. disclosed its projected substantial financial deterioration. The Company reflects this information in the valuation of this portfolio investment as of December 31, 2014. All interest due to the Company through the year ended December 31, 2014 has been paid. As more information becomes available, the Company may experience a further mark down of the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2014

(in thousands, except share data)

Note 16. Subsequent Events (Continued)

fair value of this investment. This investment may be placed on non-accrual status in the future. The investment represents 1.1% of the total portfolio at fair value as of December 31, 2014.

          In January 2015, UniTek emerged from "Pre-Packaged" Chapter 11 Bankruptcy and completed its restructuring.

          On February 23, 2015, the Company's board of directors declared a first quarter 2015 distribution of $0.34 per share payable on March 31, 2015 to holders of record as of March 17, 2015.

$250,000,000

New Mountain Finance Corporation

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

PRELIMINARY PROSPECTUS
                       , 2015

PART C
Other Information

Item 25.    Financial Statements And Exhibits

(1)
Financial Statements

          The following financial statements of New Mountain Finance Corporation ("NMFC", the "Registrant", "we", "us" and "our") are included in Part C of this Registration Statement.

(2)
Exhibits

(a)	(1)	Amended and Restated Certificate of Incorporation of New Mountain Finance Corporation(2)
(a)	(2)	Certificate of Change of Registered Agent and/or Registered Office of New Mountain Finance Corporation(3)
(b)		Amended and Restated Bylaws of New Mountain Finance Corporation(2)
(d)	(1)	Form of Stock Certificate of New Mountain Finance Corporation(1)

(d)	(2)	Form of Indenture(6)
(d)	(3)	Indenture by and between New Mountain Finance Corporation, as Issuer, and U.S. National Bank Association, as Trustee, dated June 3, 2014(9)
(d)	(4)	Form of Global Note 5.00% Convertible Senior Note Due 2019 (included as part of Exhibit (d)(3))(9)
(e)		Dividend Reinvestment Plan(2)
(f)	(1)
		Second Amended and Restated Loan and Security Agreement, dated as of December 18, 2014, by and among New Mountain Finance Corporation, as the collateral manager, New Mountain Finance Holdings, L.L.C., as the borrower, Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, National Association, as lender and custodian(12)
(f)	(2)	Form of Variable Funding Note of New Mountain Finance Holdings, L.L.C., as the Borrower(1)
(f)	(3)
		Form of Amended and Restated Account Control Agreement, among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as Securities Intermediary(1)
(f)	(4)
		Form of Senior Secured Revolving Credit Agreement, by and between New Mountain Finance Corporation, as Borrower, and Goldman Sachs Bank USA, as Administrative Agent and Syndication Agent, dated June 4, 2014(10)
(f)	(5)	Form of Guarantee and Security Agreement dated June 4, 2014, among New Mountain Finance Corporation, as Borrower, and Goldman Sachs Bank USA, as Administrative Agent(10)
(f)	(6)
		Amendment No. 1, dated December 31, 2014, to the Senior Secured Revolving Credit Agreement dated June 4, 2014, by and among New Mountain Finance Corporation, as Borrower, and Goldman Bank USA, as Administrative Agent and Syndication Agent(13)
(g)		Investment Advisory and Management Agreement by and between New Mountain Finance Corporation and New Mountain Finance Advisers BDC, LLC(8)
(h)		Form of Underwriting Agreement(5)
(j)	(1)	Form of Safekeeping Agreement among New Mountain Finance Holdings, L.L.C., Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as Safekeeping Agent(1)
(j)	(2)	Custody Agreement by and between New Mountain Finance Corporation and U.S. Bank National Association(7)
(k)	(1)	Second Amended and Restated Administration Agreement(14)
(k)	(2)	Form of Trademark License Agreement(1)
(k)	(3)	Amendment No. 1 to Trademark License Agreement(4)
(k)	(4)	Form of Registration Rights Agreement(1)
(k)	(5)	Form of Indemnification Agreement by and between New Mountain Finance Corporation and each director(1)
(l)		Opinion of Sutherland Asbill & Brennan LLP

(n)	(1)	Consent of Sutherland Asbill & Brennan LLP (incorporated by reference to exhibit (l) hereto)
(n)	(2)	Consent of Deloitte & Touche LLP
(n)	(3)	Report of Deloitte & Touche LLP(15)
(n)	(4)	Awareness Letter of Deloitte & Touche LLP
(r)		Code of Ethics(1)
99.1		Form of Prospectus Supplement for Common Stock Offerings(5)
99.2		Form of Prospectus Supplement for Preferred Stock Offerings(6)
99.3		Form of Prospectus Supplement for Rights Offerings(6)
99.4		Form of Prospectus Supplement for Warrants Offerings(6)
99.5		Form of Prospectus Supplement Retail Notes Offerings(11)
99.6		Form of Prospectus Supplement for Institutional Notes Offerings(11)
99.7		Supplemental Financial Information(14)

(1)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Pre-Effective Amendment No. 3 (File Nos. 333-168280 and 333-172503) filed on May 9, 2011.

(2)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on August 11, 2011.

(3)
Previously filed in connection with New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation report on Form 8-K filed on August 25, 2011.

(4)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on November 14, 2011.

(5)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-180689 and 333-180690) filed on July 10, 2012.

(6)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Pre-Effective Amendment No. 1 (File Nos. 333-189706 and 333-189707) filed on November 20, 2013.

(7)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Post-Effective Amendment No. 2 (File Nos. 333-189706 and 333-189707) filed on April 11, 2014.

(8)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on May 8, 2014.

(9)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on June 4, 2014.

(10)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on June 10, 2014.

(11)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 Post-Effective Amendment No. 2 (File Nos. 333-197004) filed on August 29, 2014.

(12)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on December 23, 2014.

(13)
Previously filed in connection with New Mountain Finance Corporation's report on Form 8-K filed on January 5, 2015.

(14)
Previously filed in connection with New Mountain Finance Corporation's quarterly report on Form 10-Q filed on May 5, 2015.

(15)
Previously filed in connection with New Mountain Finance Corporation's registration statement on Form N-2 (File No. 333-203676) filed on April 27, 2015.

Item 26.    Marketing Arrangements

          The information contained under the heading "Plan of Distribution" in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses Of Issuance And Distribution

SEC registration fee	$29,050	*
FINRA filing fee	$38,000	**
New York Stock Exchange listing fee	$57,794
Accounting fees and expenses	$170,000
Legal fees and expenses	$400,000
Printing and engraving	$200,000
Miscellaneous fees and expenses	$5,000

Total	$899,844

Note:
All listed amounts, except the SEC registration fee and the FINRA filing fee, are estimates.

*
$17,430 of this amount has been offset against filing fees associated with unsold securities registered under previous registration statements.

**
$22,500 of this amount has been offset against filing fees associated with unsold securities registered under previous registration statements.

Item 28.    Persons Controlled By Or Under Common Control

          The following list sets forth each of our subsidiaries, the state under whose laws the subsidiary is organized and the voting securities owned by us, directly or indirectly, in such subsidiary:

New Mountain Finance Holdings, L.L.C. (Delaware)	100.0%
NMF Ancora Holdings, Inc. (Delaware)	100.0%
NMF QID NGL Holdings, Inc. (Delaware)	100.0%
NMF YP Holdings, Inc. (Delaware)	100.0%
New Mountain Finance Servicing, L.L.C. (Delaware)	100.0%
New Mountain Finance SBIC G.P., L.L.C. (Delaware)	100.0%
New Mountain Finance SBIC, L.P. (Delaware)	100.0%

          Each of our subsidiaries is consolidated for financial reporting purposes.

          In addition, we may be deemed to control certain portfolio companies. See "Portfolio Companies" in the prospectus.

Item 29.    Number Of Holders Of Securities

          The following table sets forth the number of record holders of our common stock as of May 28, 2015.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	30

Item 30.    Indemnification

          Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

          Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director's duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

          Subject to the 1940 Act or any valid rule, regulation or order of the SEC thereunder, NMFC's amended and restated bylaws provide that it will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of NMFC, or is or was serving at the request of NMFC as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, NMFC's amended and restated bylaws provide that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his or her official capacity and to his or her action in another capacity while holding such office.

          The above discussion of Section 145 of the Delaware General Corporation Law and NMFC's amended and restated bylaws is not intended to be exhaustive and is respectively qualified in its entirety by such statute and NMFC's amended and restated bylaws.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant's behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, New Mountain Finance Advisers BDC, L.L.C., or the Investment Adviser, and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it are entitled to indemnification from NMFC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as investment adviser of NMFC.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, New Mountain Finance Administration, L.L.C. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for the Registrant.

Item 31.    Business And Other Connections Of Investment Adviser

          A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director or executive officer of the Investment Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management — Biographical Information — Directors", "Portfolio Management — Investment Personnel", "Management — Biographical Information — Executive Officers Who Are Not Directors" and "Investment Management Agreement". Additional information regarding the Investment Adviser and its officers and directors is set forth in its Form ADV, as filed with the United States Securities and Exchange Commission (SEC File No. 801-71948), and is incorporated herein by reference.

Item 32.    Location Of Accounts And Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019;

  (2)
  the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;

  (3)
  the Safekeeping Agent, Wells Fargo Bank, National Association, 9062 Old Annapolis Road, Columbia, Maryland 21045;

  (4)
  the Custodian, U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, Massachusetts 02110;

  (5)
  the Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., 787 Seventh Avenue, 48th Floor, New York, New York 10019; and

  (6)
  the Administrator, New Mountain Finance Administration, L.L.C., 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Item 33.    Management Services

          Not Applicable.

Item 34.    Undertakings

  (1)
  Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10.0% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

  (2)
  Not applicable.

  (3)
  Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

  (4)
  The Registrant hereby undertakes:

  (a)
  To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

  (i)
  to include any prospectus required by Section 10(a)(3) of the 1933 Act;

  (ii)
  to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  (iii)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b)
  That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

    (c)
    To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

    (d)
    That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

    (e)
    That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

    (i)
    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

    (ii)
    the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

    (iii)
    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

    (f)
    To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of the Registrant is trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant's ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

  (5)
  (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the

    Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

    (b)
    For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

  (6)
  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 29th day of May, 2015.

NEW MOUNTAIN FINANCE CORPORATION
By:	/s/ ROBERT A. HAMWEE Robert A. Hamwee Chief Executive Officer and President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 29th day of May, 2015.

Signature	Title

/s/ ROBERT A. HAMWEE Robert A. Hamwee	Chief Executive Officer (Principal Executive Officer), President and Director
/s/ DAVID M. CORDOVA David M. Cordova	Chief Financial Officer (Principal Financial Officer) and Treasurer
* Steven B. Klinsky	Chairman of the Board of Directors
* Adam B. Weinstein	Chief Administrative Officer, Executive Vice President and Director
* Alfred F. Hurley Jr.	Director
* David R. Malpass	Director
* David Ogens	Director
* Kurt J. Wolfgruber	Director

*
Signed by Robert A. Hamwee pursuant to a power of attorney signed by each individual and filed with this registration statement on April 27, 2015.